SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 58

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 60

MASSMUTUAL SELECT FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary and Chief Legal Officer

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing become effective on April 1, 2011 pursuant to paragraph (b) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 58 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 60 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates to each series of the Registrant.

MASSMUTUAL SELECT FUNDS

This Prospectus describes the following Funds:

Fund Name	Class S	Class Y	Class L	Class A	Class N	Class Z
MassMutual Select PIMCO Total Return Fund	MSPSX	MSPHX	MSPLX	MSPGX	MSPNX	MSPZX
MassMutual Select Strategic Bond Fund	MBSSX	MBSYX	MSBLX	MSBAX	MSBNX
MassMutual Select Strategic Balanced Fund	MSTSX	MSTYX	MTSLX	MTSAX	MTSNX
MassMutual Select BlackRock Global Allocation Fund (formerly known as MassMutual Select Global Allocation Fund)	MGSSX	MGSYX	MGSLX	MGJAX
MassMutual Select Diversified Value Fund	MDVSX	MDVYX	MDDLX	MDDAX	MDVNX
MassMutual Select Fundamental Value Fund	MVUSX	MFUYX	MFULX	MFUAX	MFUNX	MFUZX
MassMutual Select Value Equity Fund	MVESX	MVEYX	MMVLX	MMVAX	MMVNX
MassMutual Select Large Cap Value Fund	MLVSX	MMLYX	MLVLX	MMLAX	MLVNX
MassMutual Select Indexed Equity Fund	MMIEX	MIEYX	MMILX	MIEAX	MMINX	MIEZX
MassMutual Select Core Opportunities Fund	MMOSX	MMOYX	MMOLX	MMTAX	MMONX
MassMutual Select Blue Chip Growth Fund	MBCSX	MBCYX	MBCLX	MBCGX	MBCNX
MassMutual Select Large Cap Growth Fund	MLGSX	MLGYX	MLGLX	MLGAX
MassMutual Select Growth Opportunities Fund (formerly known as MassMutual Select Aggressive Growth Fund)	MGRSX	MAGYX	MAGLX	MMAAX	MMANX
MassMutual Select NASDAQ-100® Fund	MOTCX	MOTYX	MOTLX	MOTAX	MOTNX
MassMutual Select Focused Value Fund	MFVSX	MMFYX	MMFVX	MFVAX	MFVNX	MFVZX
MassMutual Select Mid-Cap Value Fund	MLUSX	MLUYX	MLULX	MLUAX	MLUNX
MassMutual Select Small Cap Value Equity Fund	MMQSX	MMQYX	MMQLX	MMQAX	MMQNX
MassMutual Select Small Company Value Fund	MSVSX	MMVYX	MMYLX	MMYAX	MSVNX	MSVZX
MassMutual Select Mid Cap Growth Equity Fund	MCGSX	MCGYX	MMGLX	MMMAX	MMGNX
MassMutual Select Mid Cap Growth Equity II Fund	MGRFX	MEFYX	MMELX	MEFAX	MEFNX	MEFZX
MassMutual Select Small Cap Growth Equity Fund	MSGSX	MSCYX	MSGLX	MMGEX	MSGNX	MSGZX
MassMutual Select Small Company Growth Fund	MSCSX	MMCYX	MMCLX	MRWAX	MMCNX
MassMutual Select Diversified International Fund	MMZSX	MMZYX	MMZLX	MMZAX	MMZNX
MassMutual Select Overseas Fund	MOSSX	MOSYX	MOSLX	MOSAX	MOSNX	MOSZX
MassMutual Select Destination Retirement Income Fund	MDRSX	MDRYX	MDRLX	MRDAX	MDRNX
MassMutual Select Destination Retirement 2010 Fund	MRXSX	MRXYX	MRXLX	MRXAX	MRXNX
MassMutual Select Destination Retirement 2015 Fund	MMJSX	MMJYX	MMJLX	MMJAX
MassMutual Select Destination Retirement 2020 Fund	MRTSX	MRTYX	MRTLX	MRTAX	MRTNX
MassMutual Select Destination Retirement 2025 Fund	MMISX	MMIYX	MMLIX	MMSDX
MassMutual Select Destination Retirement 2030 Fund	MRYSX	MRYYX	MYRLX	MRYAX	MRYNX
MassMutual Select Destination Retirement 2035 Fund	MMXSX	MMXYX	MMXLX	MMXAX
MassMutual Select Destination Retirement 2040 Fund	MFRSX	MRFYX	MRFLX	MRFAX	MFRNX
MassMutual Select Destination Retirement 2045 Fund	MMKSX	MMKYX	MMKLX	MMKAX
MassMutual Select Destination Retirement 2050 Fund	MMTSX	MMRYX	MMRLX	MMARX	MMRNX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

April 1, 2011

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MassMutual Select PIMCO Total Return Fund

INVESTMENT OBJECTIVE

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.35%	.35%	.35%	.35%	.35%	.35%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses(1)	.07%	.22%	.34%	.42%	.27%	.27%
Total Annual Fund Operating Expenses	.42%	.57%	.69%	.77%	.87%	1.12%
(1)	Other expenses are estimated for the current fiscal year of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$43	$135	$235	$530
Class S	$58	$183	$318	$714
Class Y	$70	$221	$384	$859
Class L	$79	$246	$428	$954
Class A	$560	$739	$934	$1,497
Class N	$214	$356	$617	$1,363

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$114	$356	$617	$1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period July 6, 2010 (commencement of operations) through December 31, 2010, the Fund’s portfolio turnover rate was 299% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 65% of its total assets in a diversified portfolio of fixed income securities and other debt instruments of domestic and foreign entities. Fixed income

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securities include securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including structured products and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income securities and reverse repurchase agreements on fixed income securities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Fund may invest up to 30% of its total assets in non-U.S. dollar-denominated securities of these entities, although the Fund will normally limit its foreign currency exposure (from non-U.S. dollar- denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 15% of its total assets in emerging markets. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or as a substitute for direct investments); and credit default swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes. Use of derivatives by the Fund may create investment leverage. The Fund may invest up to 10% of its total assets in preferred stocks and convertible securities. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may sell securities short for hedging or investment purposes.

The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s, BBB or higher by Standard & Poor’s or Fitch, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 10% of the portfolio in below investment grade securities (“junk” or “high yield” bonds). In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), considers that doing so would be consistent with the Fund’s investment objective. The Fund may invest in domestic and foreign issuer loans, which are business loans that generally are arranged through private negotiations between a borrower and several financial institutions, and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate. Certain fixed income securities in which the Fund may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund’s average portfolio duration is normally expected to be within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of January 31, 2011 was 4.78 years. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

PIMCO employs an investment approach that attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments,

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corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors. The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Although PIMCO may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are

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subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Leveraging Risk Instruments and transactions, including derivatives and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage-and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset- backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The Fund began operations July 6, 2010. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

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MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Pacific Investment Management Company LLC

Portfolio Manager: William H. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Strategic Bond Fund

INVESTMENT OBJECTIVE

This Fund seeks a superior total rate of return by investing in fixed income instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.55%	.55%	.55%	.55%	.55%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.11%	.16%	.31%	.31%	.36%
Total Annual Fund Operating Expenses	.66%	.71%	.86%	1.11%	1.41%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$67	$211	$368	$822
Class Y	$73	$227	$395	$883
Class L	$88	$274	$477	$1,061
Class A	$583	$811	$1,058	$1,762
Class N	$244	$446	$771	$1,691

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$144	$446	$771	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 267% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, mortgage-backed or asset-backed securities and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities of these entities. The Fund may also invest in emerging markets. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures

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contracts (for hedging purposes or to adjust various portfolio characteristics, including the duration of the Fund’s portfolio); interest rate swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration of the Fund’s portfolio); credit default swaps (for hedging purposes, to earn additional income, or as a substitute for direct investments); and hybrid instruments (as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in money market securities, including commercial paper. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 25% of the portfolio in below investment grade securities (“junk” or “high yield” bonds). In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser, Western Asset Management Company (“Western Asset”), considers that doing so would be consistent with the Fund’s investment objective. The Fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate. Certain fixed income securities in which the Fund may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. The Fund may also acquire, and subsequently hold, warrants and other equity interests. The Fund’s effective duration is normally expected to be between three and seven years. If the Fund’s effective duration falls outside of this range, the Fund will take action to bring it within its expected range within a reasonable period of time. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. Effective duration measures the price sensitivity of a bond with embedded options to changes in interest rates. It provides a more accurate measure of price volatility when, due to the embedded options, the cash flow characteristics of the bond change as interest rates shift.

Western Asset employs an opportunistic approach that seeks to capitalize on inefficiencies in fixed income markets to add incremental value to the Fund’s portfolio. Western Asset places significant emphasis on risk management, seeking to exceed returns of the Fund’s benchmark, while approximating benchmark risk. When making investment decisions, Western Asset focuses on sector allocation, issue selection, duration weighting and term structure, among other considerations. Western Asset generally will buy and sell securities for the Fund based on fundamental analysis and its opinion of value in each sector with the intent to minimize exposure to sectors that Western Asset believes are fully valued or overvalued and to allocate capital to sectors that Western Asset believes are undervalued. In seeking to meet its objective, the Fund emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: Western Asset’s outlook for fundamental economic activity, its review of historical yield spreads for corporate debt versus Treasuries, and its evaluation of changes in credit quality and its impact on prices. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. Western Asset Management Company Limited (“Western Asset Limited”), an affiliate of Western Asset, has subadvisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset Limited will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors Western Asset Limited believes relevant.

Although Western Asset may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that

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doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and

–  12  –

unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	8.87%	Lowest Quarter:	3Q ’08,	-	6.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/04)
Class S	Return Before Taxes	10.51%	5.60%	4.93%

	Return After Taxes on Distributions	8.47%	3.42%	3.02%

	Return After Taxes on Distributions and Sale of Fund Shares	6.82%	3.49%	3.08%

Class Y	Return Before Taxes	10.46%	5.56%	4.88%
Class L	Return Before Taxes	10.34%	5.45%	4.79%
Class A	Return Before Taxes	4.78%	4.15%	3.68%
Class N	Return Before Taxes	8.70%	4.85%	4.20%
				Since 01/03/05
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		6.54%	5.80%	5.23%

–  13  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Western Asset Management Company

Western Asset Management Company Limited

Portfolio Managers:

Stephen A. Walsh is the Chief Investment Officer and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

S. Kenneth Leech is the Chief Investment Officer Emeritis and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

Mark S. Lindbloom is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

Carl L. Eichstaedt is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

Michael C. Buchanan is the Head of Credit and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

Keith J. Gardner is the Head of Developing Markets and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  14  –

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MassMutual Select Strategic Balanced Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.60%	.60%	.60%	.60%	.60%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.36%	.41%	.56%	.56%	.61%
Total Annual Fund Operating Expenses	.96%	1.01%	1.16%	1.41%	1.71%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$98	$306	$531	$1,178
Class Y	$103	$322	$558	$1,236
Class L	$118	$368	$638	$1,409
Class A	$710	$996	$1,302	$2,169
Class N	$274	$539	$928	$2,019

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$174	$539	$928	$2,019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 281% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests in a mix of equity securities and fixed income securities pursuant to a multi-managed approach under which two subadvisers independently manage different portions of the Fund’s assets. The Fund’s investment adviser, MassMutual, targets an allocation of 65% of the Fund’s assets to equity securities and 35% to fixed income securities; however, the allocation may fluctuate based on cash-flow activity and market conditions, among other factors, and MassMutual may change the allocation of the Fund’s assets between equity and fixed income securities from time to time. The Fund may invest up to 30% of its total assets in foreign securities. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments. The Fund may hold a portion of its assets in cash or cash equivalents.

–  16  –

In managing the Fund’s equity component, J.P. Morgan Investment Management Inc. (“J.P. Morgan”) invests in equity securities of U.S. and foreign companies, including companies in emerging markets, with a target sub-allocation of 70% to domestic equity securities and 30% to foreign securities. Equity securities in which the Fund invests typically include common stocks, exchange-traded funds and real estate investment trusts (“REITs”). J.P. Morgan generally focuses the domestic equity sub-component on equity securities of large-and medium-capitalization companies that it considers to be undervalued, and generally seeks to outperform the S&P 500® Index, while monitoring sector weightings relative to the index to limit volatility. In managing the international equity sub-component, J.P. Morgan seeks to identify what it believes to be the most attractive stocks within each global sector based on fundamental research into individual companies. J.P. Morgan generally buys and sells securities based on research and valuation rankings, as well as its assessment of other factors, including catalysts that could trigger change in a security’s price, potential reward compared to potential risk and temporary mispricings caused by market overreactions.

In managing the fixed income component, Western Asset Management Company (“Western Asset”) may invest in fixed income securities representing a wide variety of sectors, including government, corporate, mortgage-backed, asset-backed and cash equivalents, of both U.S. and foreign issuers (including emerging markets), which may be denominated in U.S. dollars or local currencies. Western Asset invests primarily in investment grade securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, or, if unrated determined by Western Asset to be of comparable quality), but may invest up to 25% of the fixed income component in below investment grade securities (“junk” or “high yield” bonds). In the event that a security is downgraded after its purchase by Western Asset, Western Asset may continue to hold the security if Western Asset considers that doing so would be consistent with the Fund’s investment objective. Its affiliate, Western Asset Management Company Limited (“Western Asset Limited”), has subadvisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset may also invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate, as well as loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Certain fixed income securities in which Western Asset may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Western Asset may also acquire, and subsequently hold, warrants and other equity interests. Western Asset generally will buy and sell securities based on fundamental analysis and its opinion of value in each sector, with the intent to minimize exposure to sectors that it believes are fully valued or overvalued and generally will look to allocate capital to sectors that Western Asset believes are undervalued.

The subadvisers may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to protect against adverse changes in currency exchange rates. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration of the Fund’s portfolio); credit default swaps (for hedging purposes, to earn additional income, or as a substitute for direct investments); and hybrid instruments (as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

–  17  –

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally

–  18  –

reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	14.91%	Lowest Quarter:	4Q ’08,	-	14.79%

–  19  –

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	12.13%	4.24%	4.40%

	Return After Taxes on Distributions	11.72%	3.12%	3.47%

	Return After Taxes on Distributions and Sale of Fund Shares	8.20%	3.16%	3.39%

Class Y	Return Before Taxes	12.09%	4.19%	4.34%
Class L	Return Before Taxes	11.97%	4.03%	4.19%
Class A	Return Before Taxes	5.35%	2.56%	3.06%
Class N	Return Before Taxes	10.33%	3.46%	3.62%
				Since 01/02/04
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		15.06%	2.29%	3.85%
MSCI® EAFE® Index (reflects no deduction for fees or expenses)		7.75%	2.46%	6.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		6.54%	5.80%	5.10%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)		11.90%	3.91%	4.80%
Custom Balanced Index(1) (reflects no deduction for fees, expenses or taxes)		12.13%	4.07%	4.66%
(1)	The Custom Balanced Index comprises the S&P 500, MSCI® EAFE® and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index are 45%, 20% and 35%, respectively.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: J.P. Morgan Investment Management Inc.

Western Asset Management Company

Western Asset Management Company Limited

Portfolio Managers:

Thomas Luddy, CFA is a Managing Director and Portfolio Manager in the U.S. Equity Group at J.P. Morgan. He has managed the Fund since October 2008.

Susan Bao, CFA is a Managing Director and Portfolio Manager in the U.S. Equity Group at J.P. Morgan. She has managed the Fund since October 2008.

Jeroen Huysinga is a Managing Director and Portfolio Manager at J.P. Morgan. He has managed the Fund since October 2008.

Gerd Woort-Menker is a Managing Director and Portfolio Manager at J.P. Morgan. He has managed the Fund since October 2008.

Georgina Perceval Maxwell is a Managing Director and Portfolio Manager at J.P. Morgan. She has managed the Fund since October 2008.

Stephen A. Walsh is the Chief Investment Officer and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

S. Kenneth Leech is the Chief Investment Officer Emeritis and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

Mark S. Lindbloom is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since January 2005.

Carl L. Eichstaedt is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

Michael C. Buchanan is the Head of Credit and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since April 2005.

–  20  –

Keith J. Gardner is the Head of Developing Markets and a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  21  –

MassMutual Select BlackRock Global Allocation Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees (Fund and Select Cayman Fund)	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.15%	.25%	.40%	.40%
Acquired Fund Fees and Expenses	.02%	.02%	.02%	.02%
Total Annual Fund Operating Expenses(1)	.97%	1.07%	1.22%	1.47%
Expense Reimbursement	(.09%)	(.09%)	(.09%)	(.09%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.88%	.98%	1.13%	1.38%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, short sale dividend and loan expense, Acquired Fund fees and expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 1, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .86%, .96%, 1.11% and 1.36% for Classes S, Y, L and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$90	$300	$528	$1,182
Class Y	$100	$331	$581	$1,298
Class L	$115	$378	$662	$1,469
Class A	$707	$1,005	$1,323	$2,224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights

–  22  –

and warrants. The Fund may buy debt securities of varying maturities, debt securities paying a fixed or floating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, mortgage-backed or other asset-backed securities, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, and loan participations. Debt securities in which the Fund invests will primarily be investment grade, meaning that they will be rated at least Baa by Moody’s or BBB by Standard & Poor’s, or if unrated will be considered by the Fund’s subadviser, BlackRock Investment Management, LLC (“BlackRock”), to be of comparable quality. The Fund may invest up to 35% of its total assets in below investment grade debt securities (“junk” or “high yield” bonds), corporate loans and distressed securities. In the event that a security is downgraded after its purchase by BlackRock, BlackRock may continue to hold the security if BlackRock considers that doing so would be consistent with the Fund’s investment objective. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries and issuers and without geographic or market capitalization limits. BlackRock uses the Fund’s investment flexibility to create a portfolio of assets allocated between equity and debt securities. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial business outside the U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries).

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts (“REITs”) or companies that mine precious metals. The Fund may sell securities short for hedging or investment purposes. The Fund will not make a short sale, other than a short sale “against the box,” if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of its total assets. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in securities issued by trusts or other investment vehicles that hold direct investments in precious metals or other commodities as well as related derivative transactions. The Fund may also attempt to earn qualifying income under applicable tax rules from commodities and commodities-related investments by investing up to 25% of its total assets in the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”), which was formed in the Cayman Islands and is a wholly owned subsidiary of the Fund, the purpose of which is to invest primarily in commodity-related instruments.

Although BlackRock may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s

–  23  –

willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

–  24  –

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Select Cayman Fund Risk The Fund’s investments in the Select Cayman Fund, if any, will expose the Fund to the risks associated with that entity’s investments, which will generally be the risks of commodities-related investments. The Select Cayman Fund will not be subject to the investor protections of the Investment Company Act of 1940, as amended (the “1940 Act”). Changes in U.S. or Cayman laws could result in the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund.

Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ‘10,	8.99%	Lowest Quarter:	2Q ‘10,	-	6.16%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Since Inception (12/01/09)
Class S	Return Before Taxes	10.03%	8.24%

	Return After Taxes on Distributions	9.87%	8.10%

	Return After Taxes on Distributions and Sale of Fund Shares	6.72%	7.00%

Class Y	Return Before Taxes	9.93%	8.14%
Class L	Return Before Taxes	9.66%	7.89%
Class A	Return Before Taxes	3.16%	1.96%
Financial Times Stock Exchange (FTSE) World Index (reflects no deduction for fees, expenses or taxes)		12.73%	13.80%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		15.06%	15.86%
Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) Equities (reflects no deduction for fees, expenses or taxes)		10.91%	12.14%
Merrill Lynch Treasury Index GAO (reflects no deduction for fees, expenses or taxes)		6.76%	3.56%
Citigroup Non-USD World Government Bond Index (reflects no deduction for fees, expenses or taxes)		5.21%	-0.78%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: BlackRock Investment Management, LLC

Portfolio Managers:

Dennis W. Stattman, CFA is a Managing Director at BlackRock. He has managed the Fund since its inception.

Dan Chamby, CFA is a Managing Director at BlackRock. He has managed the Fund since its inception.

Romualdo Roldan, PhD is a Managing Director at BlackRock. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Diversified Value Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.10%	.20%	.31%	.35%	.41%
Total Annual Fund Operating Expenses	.60%	.70%	.81%	1.10%	1.41%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$61	$192	$335	$750
Class Y	$72	$224	$390	$871
Class L	$83	$259	$450	$1,002
Class A	$681	$905	$1,146	$1,838
Class N	$244	$446	$771	$1,691

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$144	$446	$771	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund is managed by two subadvisers, each being responsible for a portion of the portfolio, but not necessarily equally weighted. The Fund may invest in real estate investment trusts (“REITs”) and Rule 144A securities. The Fund may hold a portion of its assets in cash or cash equivalents.

Brandywine Global Investment Management, LLC’s (“Brandywine Global”) strategy employs a disciplined

–  28  –

combination of quantitative and fundamental management as well as a stock elimination process. From a quantitatively derived universe of attractive large cap stocks with low valuations, Brandywine Global applies a fundamental investment approach which seeks to identify the stocks least likely to outperform and eliminates them from the portfolio. Brandywine Global’s investment process attempts to enhance its returns relative to a pure quantitative universe while still maintaining the consistent characteristics and diversification of that original universe. This diversification results in a relatively large number of holdings (typically greater than 150), which helps to reduce risk and control trading costs.

Brandywine Global utilizes a risk analysis and optimization system in conjunction with its portfolio management process and a common sense overview of sector and industry allocation to strive to maintain a portfolio that considers exposures and their risks in relation to the benchmark. While Brandywine Global does not attempt to match an index, it is aware of exposures relative to the Russell 1000® Value Index and makes efforts to manage the risk of exposures that differ from the benchmark while not impeding performance potential.

Brandywine Global generally deems eligible for sale any stock (i) which no longer maintains value characteristics including stocks whose Price-to-Earnings (P/E) or Price-to-Book (P/B) ratios are deemed expensive relative to the market, (ii) whose capitalization falls materially below the smallest stock Brandywine Global would purchase for the portfolio, or (iii) which exhibits any combination of the following characteristics: adverse stock price momentum, adverse share issuance, or deteriorating fundamentals. Brandywine Global may also make a sale based on a holding’s potential impact on the entire portfolio in an effort to lessen the potential risk from differences from the benchmark. In addition, situations may arise, such as tender offers or favorable prices, where Brandywine Global may sell a stock that does not meet these requirements.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. Loomis Sayles’ investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery. Loomis Sayles seeks to identify companies that it believes are, among other things, attractively valued based on Loomis Sayles’ estimate of intrinsic value. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the portfolio’s holdings among various sectors of the economy.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

–  29  –

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	18.89%	Lowest Quarter:	4Q ’08,	-	21.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (10/15/04)
Class S	Return Before Taxes	12.56%	-0.92%	1.84%

	Return After Taxes on Distributions	12.24%	-1.48%	1.27%

	Return After Taxes on Distributions and Sale of Fund Shares	8.57%	-0.76%	1.59%

Class Y	Return Before Taxes	12.45%	-1.02%	1.74%
Class L	Return Before Taxes	12.35%	-1.13%	1.63%

–  30  –

		One Year	Five Years	Since Inception (10/15/04)
Class A	Return Before Taxes	5.52%	-2.59%	0.37%
Class N	Return Before Taxes	10.63%	-1.75%	0.99%
				Since 11/01/04
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)		15.51%	1.28%	3.53%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Brandywine Global Investment Management, LLC

Loomis, Sayles & Company, L.P.

Portfolio Managers:

Joseph J. Kirby is a Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Henry F. Otto is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Steven M. Tonkovich is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.

Warren N. Koontz, Jr., CFA is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since January 2010.

James L. Carroll, CFA is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since January 2010.

Arthur Barry, CFA is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since January 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  31  –

MassMutual Select Fundamental Value Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.10%(1)	.30%(2)	.34%(2)	.49%(2)	.49%(2)	.54%(2)
Total Annual Fund Operating Expenses	.75%	.95%	.99%	1.14%	1.39%	1.69%
Fee Waiver	(.15%)	(.15%)	(.15%)	(.15%)	(.15%)	(.15%)
Total Annual Fund Operating Expenses after Fee Waiver(3)	.60%	.80%	.84%	.99%	1.24%	1.54%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year.
(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .15% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$61	$225	$402	$916
Class S	$82	$288	$511	$1,153
Class Y	$86	$300	$532	$1,199
Class L	$101	$347	$613	$1,373
Class A	$694	$976	$1,278	$2,135
Class N	$257	$518	$904	$1,985

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$157	$518	$904	$1,985

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

–  32  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Wellington Management Company, LLP (“Wellington Management”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, rights and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which Wellington Management believes are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

Wellington Management generally employs a bottom-up investment approach based on fundamental analysis of companies with large market capitalizations and estimated below-average projected price-to-earnings ratio. Based on its assessment of various company-specific factors, such as its business environment, management, balance sheet, income statement, cash flow, anticipated earnings, hidden or undervalued assets, dividends, and other related measures of value, Wellington Management seeks to identify what it considers to be overlooked or misunderstood companies with sound fundamentals. Wellington Management generally focuses on what it believes are securities of viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and sell at estimated below-average price-to-earnings multiples. Market timing is not employed, and limited consideration is given to macroeconomic analysis in establishing sector and industry weightings. Wellington Management may sell existing holdings as they approach their price targets.

Although Wellington Management may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

–  33  –

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	17.18%	Lowest Quarter:	3Q ’02,	-	20.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/01)
Class S	Return Before Taxes	13.91%	4.17%	4.46%

	Return After Taxes on Distributions	13.65%	3.26%	3.80%

	Return After Taxes on Distributions and Sale of Fund Shares	9.30%	3.47%	3.77%

Class Y	Return Before Taxes	13.81%	4.11%	4.40%
Class L	Return Before Taxes	13.71%	3.97%	4.26%
Class A	Return Before Taxes	6.94%	2.48%	3.32%
Class N	Return Before Taxes	11.97%	3.37%	3.68%
				Since 01/02/02
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		15.51%	1.28%	4.29%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Wellington Management Company, LLP

Portfolio Manager: Karen H. Grimes, CFA is a Senior Vice President and Equity Portfolio Manager at Wellington Management. She has managed the Fund since March 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

–  34  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  35  –

MassMutual Select Value Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.24%	.29%	.44%	.44%	.49%
Total Annual Fund Operating Expenses	.94%	.99%	1.14%	1.39%	1.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$96	$300	$520	$1,155
Class Y	$101	$315	$547	$1,213
Class L	$116	$362	$628	$1,386
Class A	$708	$990	$1,292	$2,148
Class N	$272	$533	$918	$1,998

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$172	$533	$918	$1,998

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of companies that the Fund’s subadviser, Pyramis Global Advisors, LLC (“Pyramis”), believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, rights and warrants. The Fund also may invest in exchange-traded funds. The Fund may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

–  36  –

In buying and selling securities for the Fund, Pyramis generally relies on fundamental analysis to identify companies that it believes are undervalued using traditional and other measures of value such as price/earnings (P/E), price/sales (P/S) or price/book (P/B) ratios, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that Pyramis believes should lead to improved pricing, companies whose earnings potential has increased or Pyramis believes is expected to increase more than generally perceived, and companies that have enjoyed recent market popularity but which Pyramis believes appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term.

Although Pyramis may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

–  37  –

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	19.56%	Lowest Quarter:	4Q ’08,	-	21.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (05/01/01)
Class S	Return Before Taxes	14.38%	0.32%	2.42%

	Return After Taxes on Distributions	14.06%	-1.19%	1.28%

	Return After Taxes on Distributions and Sale of Fund Shares	9.66%	-0.12%	1.77%

Class Y	Return Before Taxes	14.34%	0.30%	2.38%
Class L	Return Before Taxes	14.01%	0.14%	2.23%
Class A	Return Before Taxes	7.32%	-1.28%	1.36%
Class N	Return Before Taxes	12.43%	-0.41%	1.67%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		15.51%	1.28%	3.50%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Pyramis Global Advisors, LLC

Portfolio Manager: Ciaran O’Neill is a Portfolio Manager at Pyramis. He has managed the Fund since August 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

–  38  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  39  –

MassMutual Select Large Cap Value Fund

INVESTMENT OBJECTIVE

This Fund seeks both capital growth and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.21%	.36%	.36%	.41%
Total Annual Fund Operating Expenses	.77%	.86%	1.01%	1.26%	1.56%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$79	$246	$428	$954
Class Y	$88	$274	$477	$1,061
Class L	$103	$322	$558	$1,236
Class A	$696	$952	$1,227	$2,010
Class N	$259	$493	$850	$1,856

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$159	$493	$850	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in large-capitalization companies that the Fund’s subadviser, Davis Selected Advisers, L.P. (“Davis”), believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of at least $5 billion. The Fund has the flexibility to invest in companies of any size, invest in companies whose shares may be subject to controversy, and invest in non-equity securities. While most assets typically will be invested in equity securities of U.S. companies, the Fund may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. Equity securities may include common stocks, preferred stocks, securities

–  40  –

convertible into common or preferred stock, rights and warrants. In the current market environment, Davis expects that current income will be low. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund’s investment strategy is to select companies for long-term investment. Davis uses fundamental research and quantitative and qualitative analysis to identify securities whose characteristics it believes foster the creation of long-term value and long-term business growth. Davis generally invests in securities that, in its view, possess a mix of traits that include: (i) first-class management (e.g., a proven track record, significant alignment of interest in business, intelligent application of capital); (ii) strong financial condition and satisfactory profitability (e.g., strong balance sheets, low cost structure/low debt, high returns on capital); and (iii) strategic positioning for the long-term (e.g., non-obsolescent products/industries, dominant position in a growing market, global presence and brand names). The Fund historically has invested a significant portion of its assets in the financial services sector. Davis may sell a security when, in its judgment, the market price is greater than its estimate of intrinsic value or the risk of owning the security makes it no longer attractive.

Although Davis may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

–  41  –

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	21.10%	Lowest Quarter:	4Q ’08,	-	25.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	13.08%	1.48%	2.47%

	Return After Taxes on Distributions	12.85%	1.05%	2.16%

	Return After Taxes on Distributions and Sale of Fund Shares	8.78%	1.25%	2.08%

Class Y	Return Before Taxes	12.98%	1.41%	2.38%
Class L	Return Before Taxes	12.81%	1.22%	2.21%
Class A	Return Before Taxes	6.02%	-0.21%	1.36%
Class N	Return Before Taxes	11.20%	0.69%	1.64%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		15.06%	2.29%	1.41%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		15.51%	1.28%	3.26%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Davis Selected Advisers, L.P.

Portfolio Managers:

Christopher C. Davis is a Portfolio Manager at Davis. He has managed the Fund since its inception.

Kenneth C. Feinberg is a Portfolio Manager at Davis. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

–  42  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  43  –

MassMutual Select Indexed Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.11%	.33%	.36%	.51%	.51%	.56%
Total Annual Fund Operating Expenses	.21%	.43%	.46%	.61%	.86%	1.16%
Fee Waiver	—	—	—	(.20%)	(.20%)	(.20%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.21%	.43%	.46%	.41%	.66%	.96%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .20% of the administrative and shareholder service fee for Class L, Class A and Class N of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$22	$68	$118	$268
Class S	$44	$138	$241	$542
Class Y	$47	$148	$258	$579
Class L	$42	$175	$320	$743
Class A	$639	$815	$1,006	$1,557
Class N	$198	$349	$619	$1,391

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$98	$349	$619	$1,391

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

–  44  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index1 (“Index”). The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of January 31, 2011, the market capitalization range of companies included in the Index was $1.54 billion to $401.70 billion.

The Fund typically attempts to hold each of the stocks included in the Index in approximately the same weightings as in the Index. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), uses a process known as “optimization,” a statistical sampling technique, to invest in a statistically selected sample of the securities found in the Index instead of buying every stock in the Index. In doing so, NTI attempts to maximize the Fund’s liquidity and returns while minimizing its costs. The Fund may also invest in index futures in order to help the Fund’s returns approach the returns of a fully invested portfolio while enabling the Fund to keep cash on hand for liquidity purposes. Use of derivatives by the Fund may create investment leverage. The Fund may invest in illiquid securities. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. In addition, NTI’s use of optimization techniques may result in variance between the Fund’s performance and the Index’s returns. NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how

1 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500” and “S&P 500®” are trademarks of the McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

–  45  –

the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	15.92%	Lowest Quarter:	4Q ‘08,	-	22.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (05/01/01)
Class Z	Return Before Taxes	14.93%	2.11%	1.82%
				Ten Years
Class S	Return Before Taxes	14.57%	1.88%	0.98%

	Return After Taxes on Distributions	14.30%	1.61%	0.72%

	Return After Taxes on Distributions and Sale of Fund Shares	9.79%	1.58%	0.77%

Class Y		14.56%	1.84%	0.95%
Class L		14.69%	1.90%	0.93%
Class A		7.72%	0.43%	0.07%
Class N		12.94%	1.33%	0.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		15.06%	2.29%	1.41%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Northern Trust Investments, Inc.

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since April 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the

–  46  –

Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  47  –

MassMutual Select Core Opportunities Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.17%	.27%	.42%	.42%	.47%
Total Annual Fund Operating Expenses	.87%	.97%	1.12%	1.37%	1.67%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$89	$278	$482	$1,073
Class Y	$99	$309	$536	$1,190
Class L	$114	$356	$617	$1,363
Class A	$706	$984	$1,282	$2,127
Class N	$270	$526	$907	$1,976

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$170	$526	$907	$1,976

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large, established companies. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The subadvisers currently consider large, established companies to include those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index (as of January 31, 2011, between $223 million and $401.70 billion). The Fund may also invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including

–  48  –

futures contracts (for hedging purposes or as a substitute for direct investments); and options (for hedging purposes). Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, Victory Capital Management Inc. (“Victory”) and The Boston Company Asset Management, LLC (“The Boston Company”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser seeks to invest in both growth securities (securities of companies that each subadviser believes will experience earnings growth) and value securities (securities that each subadviser believes are intrinsically worth more than their current market value). Victory may consider a variety of factors in considering when to buy and sell securities, including, for example, cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer’s underlying assets, and expected future relative earnings growth. Victory typically will pursue investments that it anticipates will provide above-average dividend yield or potential for appreciation. The Boston Company chooses securities through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The Boston Company’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the S&P 500® Index. The Boston Company uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including: value (how a stock is priced relative to its perceived intrinsic worth); growth (the sustainability of growth or earnings); and financial profile (which measures the financial health of the company).

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

–  49  –

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market- induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	15.34%	Lowest Quarter:	4Q ’08,	-	25.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Since Inception (03/31/06)
Class S	Return Before Taxes	13.52%	1.25%

	Return After Taxes on Distributions	13.43%	0.59%

	Return After Taxes on Distributions and Sale of Fund Shares	8.89%	0.79%

Class Y	Return Before Taxes	13.53%	1.17%
Class L	Return Before Taxes	13.28%	1.00%
Class A	Return Before Taxes	6.43%	-0.48%
Class N	Return Before Taxes	11.58%	0.46%
			Since 04/03/06
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		15.06%	1.53%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

–  50  –

Subadvisers: Victory Capital Management Inc.

The Boston Company Asset Management, LLC

Portfolio Managers:

Lawrence G. Babin, CFA is a Chief Investment Officer and Senior Managing Director at Victory. He has managed the Fund since its inception.

Paul D. Danes is a Senior Portfolio Manager and Managing Director at Victory. He has managed the Fund since its inception.

Carolyn M. Rains is a Portfolio Manager and Managing Director at Victory. She has managed the Fund since its inception.

Sean P. Fitzgibbon, CFA is a Senior Managing Director and Lead Portfolio Manager at The Boston Company. He has managed the Fund since March 2010.

Jeffrey D. McGrew, CFA is a Managing Director and Lead Portfolio Manager at The Boston Company. He has managed the Fund since March 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  51  –

MassMutual Select Blue Chip Growth Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.19%	.32%	.44%	.44%	.49%
Total Annual Fund Operating Expenses	.84%	.97%	1.09%	1.34%	1.64%
Expense Reimbursement	(.08%)	(.15%)	(.11%)	(.15%)	(.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.76%	.82%	.98%	1.19%	1.51%
(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 1, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .76%, .82%, .98%, 1.19% and 1.51% for Classes S, Y, L, A and N, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$78	$260	$458	$1,030
Class Y	$84	$294	$522	$1,176
Class L	$100	$336	$590	$1,319
Class A	$689	$961	$1,253	$2,083
Class N	$254	$505	$880	$1,933

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$154	$505	$880	$1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have

–  52  –

the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals. T. Rowe Price believes that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook may potentially reward investors with strong investment performance. It is anticipated that some of the companies targeted will have good prospects for dividend growth.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development). The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Although T. Rowe Price may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

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Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up- to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	17.48%	Lowest Quarter:	4Q ’08,	-	24.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (06/01/01)
Class S	Return Before Taxes	16.64%	3.32%	0.92%

	Return After Taxes on Distributions	16.62%	3.29%	0.88%

	Return After Taxes on Distributions and Sale of Fund Shares	10.84%	2.85%	0.78%

Class Y	Return Before Taxes	16.45%	3.23%	0.81%
Class L	Return Before Taxes	16.30%	3.08%	0.67%
Class A	Return Before Taxes	9.34%	1.63%	-0.19%
Class N	Return Before Taxes	14.68%	2.54%	0.12%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		16.71%	3.75%	1.39%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		15.06%	2.29%	1.95%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: T. Rowe Price Associates, Inc.

Portfolio Manager: Larry J. Puglia, CFA, CPA is a Vice President at T. Rowe Price. He has managed the Fund since February 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

–  54  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  55  –

MassMutual Select Large Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and future income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	.26%	.28%	.45%	.45%
Total Annual Fund Operating Expenses	.91%	.93%	1.10%	1.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$93	$290	$504	$1,120
Class Y	$95	$296	$515	$1,143
Class L	$112	$350	$606	$1,340
Class A	$705	$978	$1,272	$2,105

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in large-capitalization companies that the Fund’s subadviser, Rainier Investment Management, Inc. (“Rainier”), believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index (as of January 31, 2011, $223 million to $401.70 billion). Equity securities may include common stocks, rights and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 25% of its assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund will normally be invested in 75-150 securities. The Fund seeks to invest over a broad cross-section of economic sectors and industries.

In selecting securities, Rainier generally seeks to identify companies that it believes are likely to demonstrate superior earnings growth relative to their peers. Rainier typically favors companies that it believes have attractive fundamentals, such as strong revenue, earnings or cash flow growth. To help control risk, Rainier typically compares the Fund’s

–  56  –

economic sector weightings to those of a broad index, and normally avoids extreme overweighting or underweighting relative to the index.

Although Rainier may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may invest from time to time in securities of small-and mid-capitalization companies. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

–  57  –

Annual Performance

Class S Shares

Highest Quarter:	3Q ’10,	14.57%	Lowest Quarter:	4Q ’08,	-	21.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/01)
Class S	Return Before Taxes	16.60%	0.15%	0.61%

	Return After Taxes on Distributions	16.52%	-0.22%	0.40%

	Return After Taxes on Distributions and Sale of Fund Shares	10.89%	0.15%	0.53%

Class Y	Return Before Taxes	17.11%	0.19%	0.60%
Class L	Return Before Taxes	16.51%	-0.11%	0.52%
Class A	Return Before Taxes	9.46%	-1.44%	-0.49%
				Since 01/02/02
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)		16.71%	3.75%	2.59%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Rainier Investment Management, Inc.

Portfolio Managers:

James R. Margard, CFA is the Chief Investment Officer, Director of Equity Management and Chairman of the Board at Rainier. He has managed the Fund since May 2009.

Daniel M. Brewer, CFA is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. He has managed the Fund since May 2009.

Mark W. Broughton, CFA is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. He has managed the Fund since May 2009.

Stacie L. Cowell, CFA is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. She has managed the Fund since May 2009.

Mark H. Dawson, CFA is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. He has managed the Fund since May 2009.

Andrea L. Durbin, CFA is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. She has managed the Fund since May 2009.

Peter M. Musser, CFA is a Senior Portfolio Manager, Equity Research Analyst and Principal at Rainier. He has managed the Fund since May 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

–  58  –

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  59  –

MassMutual Select Growth Opportunities Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.73%	.73%	.73%	.73%	.73%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.14%	.24%	.39%	.39%	.44%
Total Annual Fund Operating Expenses	.87%	.97%	1.12%	1.37%	1.67%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$89	$278	$482	$1,073
Class Y	$99	$309	$536	$1,190
Class L	$114	$356	$617	$1,363
Class A	$706	$984	$1,282	$2,127
Class N	$270	$526	$907	$1,976

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$170	$526	$907	$1,976

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

This Fund seeks to achieve its objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified Fund.

The Fund is managed by two subadvisers, Sands Capital Management, LLC (“Sands Capital”) and Delaware Management Company (“DMC”), each

–  60  –

being responsible for a portion of the portfolio, but not necessarily equally weighted. Sands Capital seeks long-term capital appreciation by investing in stocks believed to have potential for dramatic wealth creation using bottom-up, fundamental research and focusing on six key investment criteria: sustainable, above average earnings growth, a leadership position in a promising business space, significant competitive advantages/unique business franchise, a clear mission and value-added focus, financial strength, and rational valuation relative to the market and business prospects. Sands Capital does not typically invest in companies with market capitalizations less than $1 billion. DMC seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital. DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. Each subadviser may consider selling a security for the Fund, if, for example, in its judgment, the prospects for future growth do not look promising, a more attractive opportunity is identified, if fundamentals unexpectedly change or if valuations are stretched past fair value.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Non-Diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

–  61  –

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	20.09%	Lowest Quarter:	4Q ‘08,	-	27.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	20.27%	2.36%	-0.39%

	Return After Taxes on Distributions	20.27%	2.19%	-0.47%

	Return After Taxes on Distributions and Sale of Fund Shares	13.18%	1.94%	-0.37%

Class Y	Return Before Taxes	20.14%	2.26%	-0.50%
Class L	Return Before Taxes	19.90%	2.10%	-0.65%
Class A	Return Before Taxes	12.63%	0.64%	-1.48%
Class N	Return Before Taxes	18.37%	1.54%	-1.20%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		16.71%	3.75%	0.02%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Sands Capital Management, LLC

Delaware Management Company

Portfolio Managers:

Frank M. Sands, Jr., CFA is the Chief Investment Officer and Chief Executive Officer at Sands. He has managed the Fund since January 2004.

Jeffrey S. Van Harte, CFA is a Senior Vice President and Chief Investment Officer – Focus Growth Equity at DMC. He has managed the Fund since June 2006.

Christopher J. Bonavico, CFA is a Vice President, Senior Portfolio Manager and Equity Analyst at DMC. He has managed the Fund since June 2006.

–  62  –

Christopher M. Ericksen, CFA is a Vice President, Portfolio Manager and Equity Analyst at DMC. He has managed the Fund since June 2006.

Daniel J. Prislin, CFA is a Vice President, Senior Portfolio Manager and Equity Analyst at DMC. He has managed the Fund since June 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  63  –

MassMutual Select NASDAQ-100® Fund

INVESTMENT OBJECTIVE

This Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®1.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.15%	.15%	.15%	.15%	.15%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.50%	.60%	.75%	.75%	.80%
Total Annual Fund Operating Expenses	.65%	.75%	.90%	1.15%	1.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$66	$208	$362	$810
Class Y	$77	$240	$417	$930
Class L	$92	$287	$498	$1,108
Class A	$685	$919	$1,172	$1,892
Class N	$248	$459	$792	$1,735

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$148	$459	$792	$1,735

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the NASDAQ-100 Index (“Index”). The Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). As of

1 NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

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January 31, 2011, the market capitalization range of companies included in the Index was $4.30 billion to $312.53 billion.

Although the Fund might attempt to replicate Index returns by owning all of the stocks included in the Index, the Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), instead expects normally to use a process known as “optimization,” a statistical sampling technique, to invest in a sample of securities found in the Index. In doing so, NTI attempts to achieve a return approximating the Index return, while preserving liquidity and reducing costs; use of optimization techniques may result in variance between the Fund’s performance and the Index’s returns. The Fund may invest in index futures as an alterative to investments in equity securities. Use of derivatives by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and expenses, the Fund’s returns are likely to be less than those of the Index. The Fund may invest from time to time in securities of small- and mid-capitalization companies.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	34.75%	Lowest Quarter:	3Q ’01,	-	36.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	20.42%	6.27%	-0.59%

	Return After Taxes on Distributions	20.42%	6.27%	-0.60%

	Return After Taxes on Distributions and Sale of Fund Shares	13.27%	5.42%	-0.50%

Class Y	Return Before Taxes	20.43%	6.20%	-0.70%
Class L	Return Before Taxes	20.00%	6.00%	-0.85%
Class A	Return Before Taxes	12.93%	4.47%	-1.70%
Class N	Return Before Taxes	18.19%	5.34%	-1.46%
NASDAQ-100 Index (reflects no deduction for fees, expenses or taxes)		19.22%	6.16%	-0.54%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Northern Trust Investments, Inc.

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since April 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Focused Value Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.69%	.69%	.69%	.69%	.69%	.69%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.10%(1)	.21%(2)	.31%(2)	.46%(2)	.46%(2)	.51%(2)
Total Annual Fund Operating Expenses	.79%	.90%	1.00%	1.15%	1.40%	1.70%
Fee Waiver	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Fee Waiver(3)	.69%	.80%	.90%	1.05%	1.30%	1.60%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year.
(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$70	$242	$429	$969
Class S	$82	$277	$489	$1,099
Class Y	$92	$308	$543	$1,216
Class L	$107	$355	$623	$1,389
Class A	$700	$983	$1,288	$2,150
Class N	$263	$526	$914	$2,000

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$163	$526	$914	$2,000

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadviser, Harris Associates L.P. (“Harris”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities, and will not invest more than 5% of its total assets in emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund.

In selecting equity investments for the Fund, Harris uses a value investment philosophy. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. Harris seeks to identify companies that it believes have discounted stock prices compared to the companies’ true business values. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris usually sells a stock when the price approaches its estimated worth. This means that Harris sets specific “buy” and “sell” targets for each stock held by the Fund. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.

Although Harris may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Non-Diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity

–  69  –

securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	27.48%	Lowest Quarter:	4Q ’08,	–26.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	21.81%	6.89%	10.85%

	Return After Taxes on Distributions	21.67%	5.77%	9.77%

	Return After Taxes on Distributions and Sale of Fund Shares	14.31%	5.64%	9.29%

Class Y	Return Before Taxes	21.73%	6.78%	10.75%
Class L	Return Before Taxes	21.54%	6.62%	10.58%
Class A	Return Before Taxes	14.32%	5.11%	9.65%
Class N	Return Before Taxes	19.90%	6.04%	9.98%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)		16.10%	2.59%	1.83%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Harris Associates L.P.

–  70  –

Portfolio Managers:

Robert M. Levy, CFA is the Chairman and Chief Investment Officer, Domestic Equity at Harris. He has managed the Fund since its inception.

Michael J. Mangan, CFA, CPA is a Portfolio Manager at Harris. He has managed the Fund since January 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  71  –

MassMutual Select Mid-Cap Value Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.22%	.37%	.37%	.42%
Total Annual Fund Operating Expenses	.82%	.92%	1.07%	1.32%	1.62%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$84	$262	$455	$1,014
Class Y	$94	$293	$509	$1,131
Class L	$109	$340	$590	$1,306
Class A	$702	$969	$1,257	$2,074
Class N	$265	$511	$881	$1,922

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem you shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$165	$511	$881	$1,922

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The subadvisers currently define

–  72  –

“mid-cap” companies as those whose market capitalizations at the time of purchase are between $500 million and $10 billion or fall within the market capitalization range of companies included in the Russell Midcap® Value Index (as of January 31, 2011, between $223 million and $18.17 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers through the purchase of American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, NFJ Investment Group LLC (“NFJ”) and Systematic Financial Management, L.P. (“Systematic”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. NFJ uses a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers classify the Fund selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers then use quantitative factors to screen the Fund’s initial selection. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings per share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select 35 to 50 stocks for the Fund. Systematic utilizes a fundamental, bottom-up investment strategy in selecting securities for the Fund, based on, among other things, its analysis of a company’s financial characteristics and its assessment of the quality of a company’s management. Generally, Systematic expects to hold between 60 and 80 companies in its portion of the portfolio.

NFJ considers selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics. Systematic generally may consider selling a stock for the Fund if, for example, in its judgment, the stock’s price has appreciated to a level that Systematic considers to be the stock’s fair value, its analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

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Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely- held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	18.59%	Lowest Quarter:	4Q ’08,	-	22.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Since Inception (08/29/06)
Class S	Return Before Taxes	23.43%	2.91%

	Return After Taxes on Distributions	23.19%	2.23%

	Return After Taxes on Distributions and Sale of Fund Shares	15.53%	2.17%

–  74  –

		One Year	Since Inception (08/29/06)
Class Y	Return Before Taxes	23.42%	2.82%
Class L	Return Before Taxes	23.10%	2.67%
Class A	Return Before Taxes	15.71%	1.01%
Class N	Return Before Taxes	21.49%	2.12%
			Since 09/01/06
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)		24.75%	2.57%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: NFJ Investment Group LLC

Systematic Financial Management, L.P.

Portfolio Managers:

Thomas W. Oliver, CFA, CPA is a Managing Director and Portfolio Manager at NFJ. He has managed the Fund since March 2010.

Ben J. Fischer, CFA is a Managing Director at NFJ. He has managed the Fund since March 2010.

Jeff N. Reed, CFA is a Senior Vice President and Portfolio Manager at NFJ. He has managed the Fund since January 2011.

Ronald M. Mushock, CFA is the Lead Portfolio Manager of Mid Cap Portfolios at Systematic. He has managed the Fund since June 2009.

D. Kevin McCreesh, CFA is the Chief Investment Officer at Systematic. He has managed the Fund since June 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Small Cap Value Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge Imposed (Load) on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.12%	.22%	.37%	.37%	.42%
Acquired Fund Fees and Expenses	.11%	.11%	.11%	.11%	.11%
Total Annual Fund Operating Expenses(1)	.98%	1.08%	1.23%	1.48%	1.78%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$100	$312	$542	$1,201
Class Y	$110	$343	$595	$1,317
Class L	$125	$390	$676	$1,489
Class A	$717	$1,016	$1,336	$2,242
Class N	$281	$560	$964	$2,095

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$181	$560	$964	$2,095

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of small-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies

–  76  –

included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2011, between $20 million and $5.41 billion). Equity securities may include common stocks, preferred stock, rights and warrants. The Fund typically invests most of its assets in U.S. companies, but may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, Wellington Management Company, LLP (“Wellington Management”) and Barrow, Hanley, Mewhinney & Strauss, LLC. (“Barrow Hanley”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Wellington Management generally employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. In selecting securities for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. A subadviser may consider selling a stock for the Fund if, in its judgment, the security has reached its target price, has failed to perform as expected or other opportunities appear more attractive.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may in its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

–  77  –

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	23.43%	Lowest Quarter:	4Q ’08,	-	24.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Since Inception (03/31/06)
Class S	Return Before Taxes	28.36%		0.25%

	Return After Taxes on Distributions	28.23%	-	0.03%

	Return After Taxes on Distributions and Sale of Fund Shares	18.59%		0.12%

Class Y	Return Before Taxes	28.35%		0.15%
Class L	Return Before Taxes	28.19%		0.03%
Class A	Return Before Taxes	20.42%	-	1.47%
Class N	Return Before Taxes	26.34%	-	0.53%
			Since 04/03/06
Russell 2000 Value Index (no deduction for fees, expenses or taxes)		24.50%		0.98%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Wellington Management Company, LLP

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:

Shaun F. Pedersen is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since October 2009.

Timothy J. McCormack, CFA is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since October 2009.

James S. McClure, CFA is a Managing Director at Barrow Hanley. He has managed the Fund since October 2009.

–  78  –

John P. Harloe, CFA is a Managing Director at Barrow Hanley. He has managed the Fund since October 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  79  –

MassMutual Select Small Company Value Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.85%	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.09%(1)	.28%(2)	.32%(2)	.47%(2)	.47%(2)	.52%(2)
Acquired Fund Fees and Expenses	.12%	.12%	.12%	.12%	.12%	.12%
Total Annual Fund Operating Expenses	1.06%	1.25%	1.29%	1.44%	1.69%	1.99%
Fee Waiver	(.08%)	(.08%)	(.08%)	(.08%)	(.08%)	(.08%)
Total Annual Fund Operating Expenses after Fee Waiver(3)	.98%	1.17%	1.21%	1.36%	1.61%	1.91%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year.
(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .08% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$100	$329	$577	$1,287
Class S	$119	$389	$679	$1,504
Class Y	$123	$401	$700	$1,549
Class L	$138	$448	$779	$1,717
Class A	$729	$1,070	$1,433	$2,452
Class N	$294	$617	$1,065	$2,310

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$194	$617	$1,065	$2,310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

–  80  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities that the subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2011, between $20 million and $5.41 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. While most assets typically will be invested in equity securities of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by three subadvisers, Federated Clover Investment Advisors (“Federated Clover”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and EARNEST Partners, LLC (“Earnest Partners”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify undervalued companies. A subadviser may consider selling a security for the Fund if, for example, in its judgment, the security has reached its target price, has failed to perform as expected and the security’s investment thesis is no longer intact, or other opportunities appear more attractive.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as

–  81  –

potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	21.04%	Lowest Quarter:	4Q ’08,	-	24.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  82  –

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/01)
Class S	Return Before Taxes	23.25%	5.14%	8.07%

	Return After Taxes on Distributions	23.12%	4.15%	7.34%

	Return After Taxes on Distributions and Sale of Fund Shares	15.29%	4.23%	6.95%

Class Y	Return Before Taxes	23.23%	5.11%	8.03%
Class L	Return Before Taxes	23.08%	4.96%	7.86%
Class A	Return Before Taxes	15.63%	3.45%	6.89%
Class N	Return Before Taxes	21.38%	4.37%	7.27%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)		24.50%	3.52%	7.81%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)		26.85%	4.47%	6.77%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Federated Clover Investment Advisors

T. Rowe Price Associates, Inc.

EARNEST Partners, LLC

Portfolio Managers:

Lawrence R. Creatura, CFA is a Vice President and Portfolio Manager at Federated Clover. He has managed the Fund since its inception.

Stephen K. Gutch, CFA is a Vice President and Senior Portfolio Manager at Federated Clover. He has managed the Fund since March 2006.

Preston G. Athey, CFA, CIC is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception.

Paul E. Viera is the founder of Earnest Partners. He has managed the Fund since February 2005.

PURCHASE AND SALE OF FUND SHARE

Shares of the Fund are generally available to retirement plan, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  83  –

MassMutual Select Mid Cap Growth Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.21%	.28%	.43%	.43%	.48%
Total Annual Fund Operating Expenses	.91%	.98%	1.13%	1.38%	1.68%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$93	$290	$504	$1,120
Class Y	$100	$312	$542	$1,201
Class L	$115	$359	$622	$1,375
Class A	$707	$987	$1,287	$2,137
Class N	$271	$530	$913	$1,987

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$171	$530	$913	$1,987

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers believe offer the potential for long-term growth. Equity securities may include common stocks, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of companies whose market capitalizations at the time

–  84  –

of purchase are within the market capitalization range of companies included in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index (as of January 31, 2011, between $223 million and $21.03 billion).

The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. Currently, the subadvisers do not expect that the Fund will invest more than 20% of its total assets in foreign securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, Wellington Management Company, LLP (“Wellington Management”) and Turner Investment Partners, Inc. (“Turner”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser selects stocks for the Fund on the basis of in-depth analysis, seeking to identify companies with potential for strong earnings growth and whose shares are trading at reasonable valuations.

Wellington Management may sell a stock from the Fund when, for example, in its judgment, a stock is approaching its target price, better opportunities become available, or when it determines there is a fundamental shortfall (e.g., company management is executing strategy poorly or there is a meaningful change in the strategy upon which Wellington Management built its investment thesis). Turner may sell a stock from the Fund if, for example, it believes that the company’s earnings growth potential has deteriorated or to adhere to capitalization or capacity constraints, adjust stock position size relative to the target index, or if the stock approaches an assigned price target.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

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Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	21.25%	Lowest Quarter:	3Q ’01,	-	27.38%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	24.83%	1.56%	-0.70%

	Return After Taxes on Distributions	24.83%	1.54%	-0.72%

	Return After Taxes on Distributions and Sale of Fund Shares	16.14%	1.33%	-0.60%

Class Y	Return Before Taxes	24.71%	1.49%	-0.77%
Class L	Return Before Taxes	24.59%	1.33%	-0.92%
Class A	Return Before Taxes	17.11%	-0.12%	-1.75%
Class N	Return Before Taxes	22.80%	0.77%	-1.49%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)		26.38%	4.88%	3.12%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Wellington Management Company, LLP

Turner Investment Partners, Inc.

Portfolio Managers:

Michael T. Carmen, CFA is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since December 2007.

Mario E. Abularach, CFA is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since December 2007.

Stephen Mortimer is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since January 2010.

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Christopher K. McHugh is a Vice Chairman and Senior Portfolio Manager at Turner. He has managed the Fund since December 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  87  –

MassMutual Select Mid Cap Growth Equity II Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.75%	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.09%(1)	.21%(2)	.30%(2)	.45%(2)	.45%(2)	.50%(2)
Total Annual Fund Operating Expenses	.84%	.96%	1.05%	1.20%	1.45%	1.75%
Fee Waiver	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Fee Waiver (3)	.74%	.86%	.95%	1.10%	1.35%	1.65%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year.
(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$76	$258	$456	$1,028
Class S	$88	$296	$521	$1,169
Class Y	$97	$324	$570	$1,274
Class L	$112	$371	$650	$1,446
Class A	$705	$998	$1,313	$2,202
Class N	$268	$541	$940	$2,054

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$541	$940	$2,054

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Frontier Capital Management Company, LLC (“Frontier”), believe offer the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadvisers expect to grow at a faster rate than the average company. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index (as of January 31, 2011, between $223 million and $21.03 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may hold a portion of its assets in cash or cash equivalents.

In selecting securities for the Fund, T. Rowe Price generally uses a “growth” approach, seeking to identify companies that it believes have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue their growth prospects, or a connection to industries experiencing increasing demand. T. Rowe Price has the discretion to purchase some securities for the Fund that do not meet those investment criteria when it believes there is an opportunity for substantial appreciation.

In selecting securities for the Fund, Frontier employs a Growth-at-a-Reasonable-Price approach to identify the best risk/reward investment ideas in the U.S. equity mid-capitalization universe. Frontier believes that there are three key drivers of long-term, consistent performance. Frontier looks for companies that have: i) sound business models with strong management teams and secular growth prospects; ii) unrecognized earnings power; and iii) attractive valuations.

Each subadviser may sell securities for the Fund for a variety of reasons, such as, for example, to seek to secure gains, limit losses, or redeploy assets into more promising opportunities.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

–  89  –

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely- held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	20.91%	Lowest Quarter:	4Q ‘08,	-	26.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	28.03%	6.50%	7.06%

	Return After Taxes on Distributions	28.03%	5.71%	6.60%

	Return After Taxes on Distributions and Sale of Fund Shares	18.22%	5.43%	6.12%
Class Y	Return Before Taxes	27.91%	6.40%	6.97%
Class L	Return Before Taxes	27.76%	6.24%	6.80%
Class A	Return Before Taxes	20.10%	4.73%	5.91%
Class N	Return Before Taxes	26.05%	5.66%	6.20%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)		26.38%	4.88%	3.12%

–  90  –

MANAGEMENT

Investment Advisers: Massachusetts Mutual Life Insurance Company

Subadvisers: T. Rowe Price Associates, Inc.

Frontier Capital Management Company, LLC

Portfolio Managers:

Brian W.H. Berghuis, CFA is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception.

Stephen M. Knightly, CFA is the President and Mid Cap Growth Portfolio Manager at Frontier. He has managed the Fund since August 2010.

Christopher J. Scarpa is a Vice President and Mid Cap Growth Assistant Portfolio Manager at Frontier. He has managed the Fund since August 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  91  –

MassMutual Select Small Cap Growth Equity Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	.82%	.82%	.82%	.82%	.82%	.82%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.11%(1)	.21%(2)	.35%(2)	.50%(2)	.50%(2)	.55%(2)
Acquired Fund Fees and Expenses	.01%	.01%	.01%	.01%	.01%	.01%
Total Annual Fund Operating Expenses	.94%	1.04%	1.18%	1.33%	1.58%	1.88%
Fee Waiver	(.05%)	(.05%)	(.05%)	(.05%)	(.05%)	(.05%)
Total Annual Fund Operating Expenses after Fee Waiver(3)	.89%	.99%	1.13%	1.28%	1.53%	1.83%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year.
(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .05% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$91	$295	$515	$1,150
Class S	$101	$326	$569	$1,266
Class Y	$115	$370	$644	$1,427
Class L	$130	$416	$724	$1,597
Class A	$722	$1,040	$1,381	$2,341
Class N	$286	$586	$1,011	$2,197

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$186	$586	$1,011	$2,197

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

–  92  –

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of smaller companies that the subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2011, between $20 million and $5.41 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, Wellington Management Company, LLP (“Wellington Management”) and Waddell & Reed Investment Management Company (“Waddell & Reed”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each of the subadvisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. A subadviser may consider selling a security for the Fund if, for example, in its judgment, target prices are reached, future upside potential is limited, company fundamentals are no longer attractive, superior purchase candidates are identified, or market capitalization ceilings are exceeded.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management

–  93  –

performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	25.47%	Lowest Quarter:	3Q ’01,	-	24.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	23.11%	4.52%	4.19%

	Return After Taxes on Distributions	22.96%	4.00%	3.93%

	Return After Taxes on Distributions Shares	15.22%	3.82%	3.61%

Class Y	Return Before Taxes	23.00%	4.38%	4.05%
Class L	Return Before Taxes	22.77%	4.23%	3.89%
Class A	Return Before Taxes	15.35%	2.74%	3.02%
Class N	Return Before Taxes	21.05%	3.64%	3.31%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)		29.09%	5.30%	3.78%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)		26.85%	4.47%	6.33%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Wellington Management Company, LLP

Waddell & Reed Investment Management Company

–  94  –

Portfolio Managers:

Kenneth L. Abrams is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since November 2001.

Daniel J. Fitzpatrick, CFA is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since November 2001.

Steven C. Angeli, CFA is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2004.

Mario E. Abularach, CFA is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since April 2006.

Stephen Mortimer is a Senior Vice President and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2006.

Gilbert C. Scott is a Senior Vice President and Portfolio Manager at Waddell & Reed. He has managed the Fund since April 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  95  –

MassMutual Select Small Company Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.29%	.33%	.48%	.48%	.53%
Total Annual Fund Operating Expenses	1.14%	1.18%	1.33%	1.58%	1.88%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$116	$362	$628	$1,386
Class Y	$120	$375	$649	$1,432
Class L	$135	$421	$729	$1,601
Class A	$726	$1,045	$1,386	$2,345
Class N	$291	$591	$1,016	$2,201

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$191	$591	$1,016	$2,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies

–  96  –

included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of January 31, 2011, between $20 million and $5.41 billion). Equity securities may include common stocks, rights and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may use futures contracts (including equity index futures contracts based primarily on the Russell 2000 Index) as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, The Boston Company Asset Management, LLC (“The Boston Company”) and Eagle Asset Management, Inc. (“Eagle”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Each subadviser relies on fundamental research to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. A subadviser may consider selling a stock when, in its judgment, the security reaches what is believed to be an unsustainable valuation, a company’s fundamentals deteriorate, the original investment thesis proved incorrect, or the industry dynamics have negatively changed.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries,

–  97  –

sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’03,	29.89%	Lowest Quarter:	4Q ’08,	-	27.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/01)
Class S	Return Before Taxes	33.64%	3.84%	3.68%

	Return After Taxes on Distributions	33.64%	3.12%	2.81%

	Return After Taxes on Distributions and Sale of Fund Shares	21.87%	3.10%	2.81%

Class Y	Return Before Taxes	33.51%	3.78%	3.62%
Class L	Return Before Taxes	33.20%	3.64%	3.48%
Class A	Return Before Taxes	25.23%	2.15%	2.52%
Class N	Return Before Taxes	31.53%	3.07%	2.89%
				Since 01/02/02
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)		29.09%	5.30%	5.34%

–  98  –

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: The Boston Company Asset Management, LLC

Eagle Asset Management, Inc.

Portfolio Managers:

B. Randall Watts, Jr., CFA is a Senior Managing Director and Lead Portfolio Manager at The Boston Company. He has managed the Fund since September 2008.

P. Hans von der Luft is a Director and Equity Research Analyst at The Boston Company. He has managed the Fund since September 2008.

Bert L. Boksen is a Managing Director and Portfolio Manager at Eagle. He has managed the Fund since February 2005.

Eric Mintz, CFA is a Portfolio Co-Manager and Senior Research Analyst at Eagle. He has managed the Fund since April 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  99  –

MassMutual Select Diversified International Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.90%	.90%	.90%	.90%	.90%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.21%	.31%	.46%	.46%	.51%
Total Annual Fund Operating Expenses	1.11%	1.21%	1.36%	1.61%	1.91%
Expense Reimbursement	(.12%)	(.12%)	(.19%)	(.19%)	(.19%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.99%	1.09%	1.17%	1.42%	1.72%
(1)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 1, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .99%, 1.09%, 1.17%, 1.42% and 1.72% for Classes S, Y, L, A and N, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$101	$341	$600	$1,341
Class Y	$111	$372	$653	$1,455
Class L	$119	$412	$727	$1,619
Class A	$711	$1,036	$1,384	$2,361
Class N	$275	$582	$1,014	$2,217

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$175	$582	$1,014	$2,217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of established companies selected from

–  100  –

more than 40 industries and more than 40 developed and emerging market countries. Equity securities may include common stocks, preferred stocks, securities convertible into common and preferred stocks, depositary receipts, rights and warrants. Under normal circumstances, the Fund invests significantly (approximately 40% or more of its total assets – unless market conditions are not deemed favorable by AllianceBernstein, in which case the Fund would invest at least 30%) in securities of non-U.S. companies. In addition, the Fund normally invests in companies in at least three countries, which may include emerging market countries worldwide. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in products that provide indirect access to specific investments or markets (including, but not limited to, equity linked certificates, participation notes and low exercise price call warrants), real estate investment trusts (“REITs”), exchange-traded funds, stapled securities and other similarly structured securities, IPO investments, private placements and offers for sale. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund invests in companies that are determined by the Fund’s subadviser, AllianceBernstein L.P. (“AllianceBernstein”), to be undervalued. In selecting securities for the Fund, AllianceBernstein uses fundamental and quantitative research to identify companies in each market that it believes have long-term earnings power that is not reflected in the current market prices of their securities. AllianceBernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund, seeking to ensure the Fund is constructed to obtain an effective balance of risk and return. A security generally will be sold when AllianceBernstein believes it reaches fair value or if more attractive alternative investments are identified.

Although AllianceBernstein may consider the factors described above in purchasing or selling investments, it may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

IPO Risk Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more

–  101  –

volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	27.65%	Lowest Quarter:	4Q ’08,	-	28.86%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

–  102  –

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Since Inception (12/14/06)
Class S	Return Before Taxes	5.39%	-	6.22%

	Return After Taxes on Distributions	4.93%	-	6.51%

	Return After Taxes on Distributions and Sale of Fund Shares	4.20%	-	5.16%

Class Y	Return Before Taxes	5.15%	-	6.34%
Class L	Return Before Taxes	5.06%	-	6.41%
Class A	Return Before Taxes	-1.13%	-	8.07%
Class N	Return Before Taxes	3.41%	-	6.93%
			Since 01/02/07
MSCI® ACWI® ex-U.S. (reflects no deduction for fees or expenses)		11.15%	-	0.02%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: AllianceBernstein L.P.

Portfolio Managers:

Sharon E. Fay, CFA is Head of Equities and CIO of Global Value Equities at AllianceBernstein. She has managed the Fund since December 2006.

Kevin F. Simms is the Co-CIO of International Value Equities and Global Director of Value Research at AllianceBernstein. He has managed the Fund since December 2006.

Henry S. D’Auria, CFA is the Co-CIO of International Value Equities and CIO of Emerging Markets Value Equities at AllianceBernstein. He has managed the Fund since December 2006.

Eric J. Franco, CFA is a Senior Portfolio Manager of Value Equities at AllianceBernstein. He has managed the Fund since May 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

–  103  –

MassMutual Select Overseas Fund

INVESTMENT OBJECTIVE

The Fund seeks growth of capital over the long-term by investing in foreign equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Z	Class S	Class Y	Class L	Class A	Class N
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.50%
Other Expenses	.19%(1)	.47%(2)	.52%(2)	.57%(2)	.57%(2)	.62%(2)
Total Annual Fund Operating Expenses	1.19%	1.47%	1.52%	1.57%	1.82%	2.12%
Fee Waiver	(.31%)	(.31%)	(.31%)	(.31%)	(.31%)	(.31%)
Total Annual Fund Operating Expenses after Fee Waiver (3)	.88%	1.16%	1.21%	1.26%	1.51%	1.81%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	Other expenses have been restated to reflect an increase to the contractual administrative and shareholder services fees paid to MassMutual for the current fiscal year.
(3)	The expenses in the above table reflect a written agreement by MassMutual to waive .31% of the management fees of the Fund through April 1, 2012. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$90	$347	$624	$1,416
Class S	$118	$434	$773	$1,731
Class Y	$123	$450	$800	$1,786
Class L	$128	$465	$826	$1,841
Class A	$720	$1,086	$1,476	$2,565
Class N	$284	$634	$1,111	$2,427

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$184	$634	$1,111	$2,427

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund may invest in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, and rights and warrants. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in products that provide indirect access to specific investments or markets (including, but not limited to, equity linked certificates, participation notes and low exercise price call warrants), real estate investment trusts (“REITs”), exchange-traded funds, stapled securities and other similarly structured securities, IPO investments, private placements and offers for sale. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by three subadvisers, AllianceBernstein L.P. (“AllianceBernstein”), Massachusetts Financial Services Company (“MFS”), and Harris Associates L.P. (“Harris”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries, or a particular geographic region or sector.

AllianceBernstein seeks to invest in companies it believes to be undervalued, selected broadly from developed and emerging market countries. It considers portfolio characteristics in deciding how much of each security to purchase so as to balance risk and return. AllianceBernstein seeks to analyze relative return trends to better time new purchases and sales of securities. It may also seek to add value to portfolio returns by managing currency exposures independent of underlying stock investments.

MFS is not constrained to any particular investment style, and may invest the Fund’s assets in growth companies, value companies, or a combination of growth and value companies of any size. MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Harris uses a value investment philosophy. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. Harris seeks to identify companies that it believes have discounted stock prices compared to the companies’ true business values. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris usually sells a stock when the price approaches its estimated worth. This means that Harris sets specific “buy” and “sell” targets for each stock held by the Fund. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris may from time to time have significant investments in one or more countries or in particular sectors.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

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Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

IPO Risk Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

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Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund prior to December 31, 2002 is based on Class S shares, adjusted to reflect Class N expenses, and also reflects any applicable sales charge. Performance is not shown for Class Z shares of the Fund because Class Z commenced on November 15, 2010 and does not have a full calendar year of returns. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	25.60%	Lowest Quarter:	3Q ’02,	-	21.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (05/01/01)
Class S	Return Before Taxes	10.97%	4.99%	5.17%

	Return After Taxes on Distributions	10.96%	3.92%	4.38%

	Return After Taxes on Distributions and Sale of Fund Shares	7.63%	4.31%	4.46%

Class Y	Return Before Taxes	10.97%	4.94%	5.11%
Class L	Return Before Taxes	10.95%	4.89%	5.01%
Class A	Return Before Taxes	4.38%	3.42%	4.13%
Class N	Return Before Taxes	9.34%	4.33%	4.46%
MSCI® EAFE® Index (reflects no deduction for fees or expenses)		7.75%	2.46%	4.49%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: AllianceBernstein L.P.

Massachusetts Financial Services Company

Harris Associates L.P.

Portfolio Managers:

Sharon E. Fay, CFA is Head of Equities and CIO of Global Value Equities at AllianceBernstein. She has managed the Fund since September 2008.

Kevin F. Simms is the Co-CIO of International Value Equities and Global Director of Value Research at AllianceBernstein. He has managed the Fund since September 2008.

Henry S. D’Auria, CFA is the Co-CIO of International Value Equities and CIO of Emerging Markets Value Equities at AllianceBernstein. He has managed the Fund since September 2008.

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Eric J. Franco, CFA is a Senior Portfolio Manager of Value Equities at AllianceBernstein. He has managed the Fund since May 2009.

Daniel Ling is an Investment Officer at MFS. He has managed the Fund since October 2009.

Marcus L. Smith is an Investment Officer at MFS. He has managed the Fund since September 2005.

David G. Herro, CFA is the Chief Investment Officer, International Equities at Harris. He has managed the Fund since July 2001.

Robert A. Taylor, CFA is the Director of International Research at Harris. He has managed the Fund since January 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Destination Retirement Income Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve high current income and, as a secondary objective, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.10%	.12%	.22%	.22%	.27%
Acquired Fund Fees and Expenses	.73%	.73%	.73%	.73%	.73%
Total Annual Fund Operating Expenses(1)	.88%	.90%	1.00%	1.25%	1.55%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$90	$281	$488	$1,084
Class Y	$92	$287	$498	$1,108
Class L	$102	$318	$552	$1,225
Class A	$695	$949	$1,222	$1,999
Class N	$258	$490	$845	$1,845

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors already in retirement. Underlying Funds can include MassMutual Select

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Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (advised by OppenheimerFunds, Inc.1). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies.

The Fund’s assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds. The table below shows the Fund’s approximate allocation, as of March 15, 2011, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	31.6%

Fixed Income & Short Term/Money Market Funds	65.6%
Premier Short-Duration Bond (Babson Capital)	20.0%
Premier Diversified Bond (Babson Capital)	7.9%
Premier Inflation-Protected and Income (Babson Capital)	12.1%
Premier Core Bond (Babson Capital)	10.0%

Other Funds	2.7%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large- capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or for any other purpose the Underlying Fund may consider appropriate in light of its investment objective. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time.

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Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

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Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited

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product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	9.60%	Lowest Quarter:	4Q ’08,	-	8.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	10.04%	4.28%	4.48%

	Return After Taxes on Distributions	9.06%	3.02%	3.22%

	Return After Taxes on Distributions and Sale of Fund Shares	6.59%	3.07%	3.21%

Class Y	Return Before Taxes	10.09%	4.28%	4.47%
Class L	Return Before Taxes	9.98%	4.16%	4.36%
Class A	Return Before Taxes	3.37%	2.68%	3.22%
Class N	Return Before Taxes	8.40%	3.59%	3.78%

			Since 01/02/04
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.85%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)	11.90%	3.91%	4.80%
Custom Destination Income Index(1) (reflects no deduction for fees, expenses or taxes)	9.75%	4.77%	4.94%
(1)

The Custom Destination Income Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each index are generally static but may be adjusted from time to time to reflect the Destination Retirement Income Fund’s target asset allocation.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since March 2006.

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Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Destination Retirement 2010 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.09%	.14%	.24%	.24%	.29%
Acquired Fund Fees and Expenses	.77%	.77%	.77%	.77%	.77%
Total Annual Fund Operating Expenses(1)	.91%	.96%	1.06%	1.31%	1.61%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$93	$290	$504	$1,120
Class Y	$98	$306	$531	$1,178
Class L	$108	$337	$585	$1,294
Class A	$701	$966	$1,252	$2,063
Class N	$264	$508	$876	$1,911

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$164	$508	$876	$1,911

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2010 and likely stop making new investments in the Fund.

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Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (advised by OppenheimerFunds, Inc.1). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2010. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2010, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2011, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

[1]	OppenheimerFunds, Inc. is a majority owned, indirect subsidiary of MassMutual.

Equity Funds	46.6%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	5.8%
Premier Disciplined Value (Babson Capital)	5.7%
—International Equity Funds
Select Overseas (AllianceBernstein/MFS/Harris)	5.0%

Fixed Income & Short Term/Money Market Funds	50.4%
Premier Short-Duration Bond (Babson Capital)	13.0%
Premier Diversified Bond (Babson Capital)	5.9%
Premier Inflation-Protected and Income (Babson Capital)	8.8%
Premier Core Bond (Babson Capital)	10.2%

Other Funds	3.0%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or for any other purpose the Underlying Fund may consider appropriate in light of its investment objective. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata

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share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the

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conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity

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securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	13.05%	Lowest Quarter:	4Q ’08,	-	13.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	11.95%	3.60%	4.27%

	Return After Taxes on Distributions	11.07%	2.46%	3.19%

	Return After Taxes on Distributions and Sale of Fund Shares	7.79%	2.53%	3.12%

Class Y	Return Before Taxes	11.89%	3.53%	4.21%
Class L	Return Before Taxes	11.74%	3.43%	4.11%
Class A	Return Before Taxes	5.04%	1.94%	2.96%
Class N	Return Before Taxes	10.03%	2.86%	3.53%

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	One Year	Five Years	Since 01/02/04
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.85%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)	11.90%	3.91%	4.80%
Custom Destination 2010 Index(1) (reflects no deduction for fees, expenses or taxes)	11.28%	4.16%	4.76%
(1)

The Custom Destination 2010 Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the Destination Retirement 2010 Fund’s target asset allocation.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since March 2006.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Destination Retirement 2015 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	4.77%	4.82%	4.92%	4.92%
Acquired Fund Fees and Expenses	.83%	.83%	.83%	.83%
Total Annual Fund Operating Expenses(1)	5.65%	5.70%	5.80%	6.05%
Expense Reimbursement	(4.72%)	(4.72%)	(4.72%)	(4.72%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.93%	.98%	1.08%	1.33%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 1, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .10%, .15%, .25% and .50% for Classes S, Y, L and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$95	$1,263	$2,416	$5,235
Class Y	$100	$1,278	$2,439	$5,271
Class L	$110	$1,306	$2,483	$5,343
Class A	$703	$1,873	$3,018	$5,778

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period April 1, 2010 (commencement of operations) through December 31, 2010, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation

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strategy designed for investors expecting to retire around the year 2015 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (advised by OppenheimerFunds, Inc.1). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2015. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2015, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2011, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	61.3%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	5.2%
Premier Disciplined Value (Babson Capital)	5.3%
—International Equity Funds
Select Overseas (AllianceBernstein/MFS/Harris)	6.7%

Fixed Income & Short Term/Money Market Funds	35.4%
Premier Short-Duration Bond (Babson Capital)	7.1%
Premier Inflation-Protected and Income (Babson Capital)	7.3%
Premier Core Bond (Babson Capital)	6.8%

Other Funds	3.3%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or for any other purpose the Underlying Fund may consider appropriate in light of its investment objective. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase

[1]	OppenheimerFunds, Inc. is a majority owned, indirect subsidiary of MassMutual.

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agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

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Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset- backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

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Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The Fund began operations April 1, 2010. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Destination Retirement 2020 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.06%	.11%	.21%	.21%	.26%
Acquired Fund Fees and Expenses	.82%	.82%	.82%	.82%	.82%
Total Annual Fund Operating Expenses(1)	.93%	.98%	1.08%	1.33%	1.63%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$95	$296	$515	$1,143
Class Y	$100	$312	$542	$1,201
Class L	$110	$343	$595	$1,317
Class A	$703	$972	$1,262	$2,084
Class N	$266	$514	$887	$1,933

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2020 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (advised by

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OppenheimerFunds, Inc.1). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2020. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2020, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2011, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	72.0%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	7.0%
Premier Disciplined Value (Babson Capital)	6.7%
—International Equity Funds
Select Overseas (AllianceBernstein/MFS/Harris)	8.5%
Fixed Income & Short Term/Money Market Funds	24.7%

Premier Short-Duration Bond (Babson Capital)	5.1%
Premier Core Bond (Babson Capital)	5.1%
Other Funds	3.4%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or for any other purpose the Underlying Fund may consider appropriate in light of its investment objective. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and

[1]	OppenheimerFunds, Inc. is a majority owned, indirect subsidiary of MassMutual.

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certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for

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securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	16.75%	Lowest Quarter:	4Q ’08,	-	18.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	14.18%	2.88%	4.29%

	Return After Taxes on Distributions	13.57%	1.82%	3.27%

	Return After Taxes on Distributions and Sale of Fund Shares	9.29%	2.06%	3.28%

Class Y	Return Before Taxes	14.01%	2.82%	4.22%
Class L	Return Before Taxes	13.86%	2.71%	4.13%
Class A	Return Before Taxes	7.07%	1.26%	3.00%
Class N	Return Before Taxes	12.31%	2.15%	3.56%

			Since 01/02/04
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.85%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.10%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)	11.90%	3.91%	4.80%
Custom Destination 2020 Index(1) (reflects no deduction for fees, expenses or taxes)	13.58%	3.58%	4.74%
(1)

The Custom Destination 2020 Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the Destination Retirement 2020 Fund’s target asset allocation.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since March 2006.

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Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Destination Retirement 2025 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	4.99%	5.04%	5.14%	5.14%
Acquired Fund Fees and Expenses	.86%	.86%	.86%	.86%
Total Annual Fund Operating Expenses(1)	5.90%	5.95%	6.05%	6.30%
Expense Reimbursement	(4.94%)	(4.94%)	(4.94%)	(4.94%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.96%	1.01%	1.11%	1.36%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 1, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .10%, .15%, .25% and .50% for Classes S, Y, L and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$98	$1,315	$2,509	$5,404
Class Y	$103	$1,329	$2,531	$5,439
Class L	$113	$1,357	$2,575	$5,510
Class A	$706	$1,920	$3,104	$5,930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period April 1, 2010 (commencement of operations) through December 31, 2010, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a

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combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2025 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (advised by OppenheimerFunds, Inc.1). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2025. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2025, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2011, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	79.1%
—Domestic Equity Funds
Premier Disciplined Growth (Babson Capital)	7.0%
Premier Disciplined Value (Babson Capital)	7.0%
—International Equity Funds
Select Overseas (AllianceBernstein/MFS/Harris)	9.5%
Premier Strategic Emerging Markets (Baring)	5.2%

Fixed Income & Short Term/Money Market Funds	17.1%

Other Funds	3.9%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or for any other purpose the Underlying Fund may consider appropriate in light of its investment objective. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses.

[1]	OppenheimerFunds, Inc. is a majority owned, indirect subsidiary of MassMutual.

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The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the

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conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market- induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as

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potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The Fund began operations April 1, 2010. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Destination Retirement 2030 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.06%	.11%	.21%	.21%	.26%
Acquired Fund Fees and Expenses	.86%	.86%	.86%	.86%	.86%
Total Annual Fund Operating Expenses(1)	.97%	1.02%	1.12%	1.37%	1.67%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$99	$309	$536	$1,190
Class Y	$104	$325	$563	$1,248
Class L	$114	$356	$617	$1,363
Class A	$706	$984	$1,282	$2,127
Class N	$270	$526	$907	$1,976

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$170	$526	$907	$1,976

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2030 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select

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Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (advised by Oppenheimer Funds, Inc.1). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2030. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2030, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2011, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	83.2%
—Domestic Equity Funds
Select Fundamental Value (Wellington Management)	6.0%
Premier Disciplined Growth (Babson Capital)	5.4%
Premier Disciplined Value (Babson Capital)	5.5%

—International Equity Funds
Select Overseas (AllianceBernstein/MFS/Harris)	9.9%
Premier Strategic Emerging Markets (Baring)	5.4%

Fixed Income & Short Term/Money Market Funds	13.0%

Other Funds	3.8%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or for any other purpose the Underlying Fund may consider appropriate in light of its investment objective. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among

[1]	OppenheimerFunds, Inc. is a majority owned, indirect subsidiary of MassMutual.

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equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

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Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default

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on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	18.62%	Lowest Quarter:	4Q ’08,	-	21.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	14.95%	2.20%	4.31%

	Return After Taxes on Distributions	14.48%	1.23%	3.46%

	Return After Taxes on Distributions and Sale of Fund Shares	9.81%	1.64%	3.49%

Class Y	Return Before Taxes	15.03%	2.16%	4.27%
Class L	Return Before Taxes	14.86%	2.05%	4.17%
Class A	Return Before Taxes	8.03%	0.59%	3.02%
Class N	Return Before Taxes	13.18%	1.50%	3.59%
				Since 01/02/04
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		15.06%	2.29%	3.85%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		6.54%	5.80%	5.10%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)		11.90%	3.91%	4.80%
Custom Destination 2030 Index(1) (reflects no deduction for fees, expenses or taxes)		14.41%	2.98%	4.79%

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(1)

The Custom Destination 2030 Index comprises the MSCI® EAFE®, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the Destination Retirement 2030 Fund’s target asset allocation.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since March 2006.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick Schulitz, CFA is an Investment Director for the MassMutual Retirement Services

Investment Services Group at MassMutual. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Destination Retirement 2035 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	5.06%	5.11%	5.21%	5.21%
Acquired Fund Fees and Expenses	.88%	.88%	.88%	.88%
Total Annual Fund Operating Expenses(1)	5.99%	6.04%	6.14%	6.39%
Expense Reimbursement	(5.01%)	(5.01%)	(5.01%)	(5.01%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.98%	1.03%	1.13%	1.38%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 1, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .10%, .15%, .25% and .50% for Classes S, Y, L and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$100	$1,334	$2,543	$5,464
Class Y	$105	$1,348	$2,565	$5,499
Class L	$115	$1,376	$2,609	$5,569
Class A	$707	$1,938	$3,135	$5,985

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period April 1, 2010 (commencement of operations) through December 31, 2010, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a

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combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2035 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (advised by Oppenheimer Funds, Inc.1). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2035. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2035, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2011, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	84.6%
—Domestic Equity Funds
Select Fundamental Value (Wellington Management)	5.6%
Premier Disciplined Growth (Babson Capital)	6.1%
Premier Disciplined Value (Babson Capital)	6.2%
—International Equity Funds
Select Overseas (AllianceBernstein/MFS/Harris)	10.7%
Premier Strategic Emerging Markets (Baring)	5.6%

Fixed Income & Short Term/Money Market Funds	11.5%

Other Funds	3.9%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or for any other purpose the Underlying Fund may consider appropriate in light of its investment objective. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear

[1]	OppenheimerFunds, Inc. is a majority owned, indirect subsidiary of MassMutual.

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a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

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Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default

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on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The Fund began operations April 1, 2010. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Destination Retirement 2040 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.06%	.11%	.21%	.21%	.26%
Acquired Fund Fees and Expenses	.87%	.87%	.87%	.87%	.87%
Total Annual Fund Operating Expenses(1)	.98%	1.03%	1.13%	1.38%	1.68%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$100	$312	$542	$1,201
Class Y	$105	$328	$569	$1,259
Class L	$115	$359	$622	$1,375
Class A	$707	$987	$1,287	$2,137
Class N	$271	$530	$913	$1,987

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$171	$530	$913	$1,987

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2040 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised

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by MassMutual), and Oppenheimer Funds (advised by OppenheimerFunds, Inc.1). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2040. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2040, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2011, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	86.9%
—Domestic Equity Funds
Select Fundamental Value (Wellington Management)	6.4%
Premier Disciplined Growth (Babson Capital)	5.6%
Premier Disciplined Value (Babson Capital)	5.3%

—International Equity Funds
Select Overseas (AllianceBernstein/MFS/Harris)	10.3%
Premier Strategic Emerging Markets (Baring)	5.7%

Fixed Income & Short Term/Money Market Funds	9.1%

Other Funds	4.0%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or for any other purpose the Underlying Fund may consider appropriate in light of its investment objective. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset

[1]	OppenheimerFunds, Inc. is a majority owned, indirect subsidiary of MassMutual.

–  153  –

allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

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Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

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Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	19.39%	Lowest Quarter:	4Q ’08,	-	23.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Since Inception (12/31/03)
Class S	Return Before Taxes	15.40%	2.18%	4.58%
	Return After Taxes on Distributions	15.03%	1.22%	3.76%
	Return After Taxes on Distributions and Sale of Fund Shares	10.11%	1.68%	3.79%
Class Y	Return Before Taxes	15.33%	2.14%	4.53%
Class L	Return Before Taxes	15.18%	2.03%	4.42%
Class A	Return Before Taxes	8.25%	0.58%	3.29%
Class N	Return Before Taxes	13.52%	1.47%	3.84%

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	One Year	Five Years	Since 01/02/04
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.85%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.10%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)	11.90%	3.91%	4.80%
Custom Destination 2040 Index(1) (reflects no deduction for fees, expenses or taxes)	14.52%	3.01%	5.10%
(1)

The Custom Destination 2040 Index comprises the MSCI® EAFE® and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the Destination Retirement 2040 Fund’s target asset allocation.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since March 2006.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since December 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Destination Retirement 2045 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A
Management Fees	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%
Other Expenses	5.10%	5.15%	5.25%	5.25%
Acquired Fund Fees and Expenses	.90%	.90%	.90%	.90%
Total Annual Fund Operating Expenses(1)	6.05%	6.10%	6.20%	6.45%
Expense Reimbursement	(5.05%)	(5.05%)	(5.05%)	(5.05%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	1.00%	1.05%	1.15%	1.40%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 1, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .10%, .15%, .25% and .50% for Classes S, Y, L and A, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$102	$1,347	$2,566	$5,504
Class Y	$107	$1,361	$2,588	$5,539
Class L	$117	$1,390	$2,632	$5,608
Class A	$709	$1,951	$3,156	$6,021

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period April 1, 2010 (commencement of operations) through December 31, 2010, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2045 and

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likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (advised by OppenheimerFunds, Inc.1). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2045. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2045, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2011, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	91.0%
—Domestic Equity Funds
Select Fundamental Value (Wellington Management)	6.6%
Premier Disciplined Growth (Babson Capital)	5.8%
Premier Disciplined Value (Babson Capital)	5.9%
—International Equity Funds
Select Overseas (AllianceBernstein/MFS/Harris)	10.9%
Premier Strategic Emerging Markets (Baring)	5.9%

Fixed Income & Short Term/Money Market Funds	4.9%

Other Funds	4.1%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or for any other purpose the Underlying Fund may consider appropriate in light of its investment objective. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata

[1]	OppenheimerFunds, Inc. is a majority owned, indirect subsidiary of MassMutual.

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share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

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Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market- induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset- backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

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Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The Fund began operations April 1, 2010. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history will be available for the Fund after it has been in operation for one calendar year.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Frederick Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Destination Retirement 2050 Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class on page 203 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class S	Class Y	Class L	Class A	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A	Class N
Management Fees	.05%	.05%	.05%	.05%	.05%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses	.25%	.30%	.40%	.40%	.45%
Acquired Fund Fees and Expenses	.87%	.87%	.87%	.87%	.87%
Total Annual Fund Operating Expenses(1)	1.17%	1.22%	1.32%	1.57%	1.87%
Expense Reimbursement	(.20%)	(.20%)	(.20%)	(.20%)	(.20%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.97%	1.02%	1.12%	1.37%	1.67%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.
(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 1, 2012, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .10%, .15%, .25%, .50% and .80% for classes S, Y, L, A and N, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$99	$352	$624	$1,403
Class Y	$104	$367	$651	$1,460
Class L	$114	$399	$704	$1,573
Class A	$706	$1,024	$1,363	$2,319
Class N	$270	$568	$992	$2,174

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class N	$170	$568	$992	$2,174

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the

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example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire around the year 2050 and likely stop making new investments in the Fund. Underlying Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual), and Oppenheimer Funds (advised by OppenheimerFunds, Inc.1). The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodity-related strategies.

The Fund is designed for an investor who plans to withdraw the value of the investor’s account in the Fund gradually after an assumed retirement date around 2050. The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 50% in equity and similar funds and 50% in fixed income funds, including money market funds, in 2050, and approximately 35% in equity and similar funds and 65% in fixed income funds, including money market funds, approximately fifteen years after that. As the Fund reaches the assumed retirement date stated in the Fund’s name, and to the extent investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets.

The table below shows the Fund’s approximate allocation, as of March 15, 2011, among various asset classes and Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. The Fund’s investment adviser, MassMutual, intends to manage the Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments).

Equity Funds	91.3%
—Domestic Equity Funds
Select Fundamental Value (Wellington Management)	6.8%
Premier Disciplined Growth (Babson Capital)	5.9%
Premier Disciplined Value (Babson Capital)	5.8%
—International Equity Funds
Select Overseas (AllianceBernstein/MFS/Harris)	10.8%
Premier Strategic Emerging Markets (Baring)	5.8%

Fixed Income & Short Term/Money Market Funds	4.9%

Other Funds	3.9%

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to adjust various portfolio characteristics, including the duration of the Fund’s portfolio, or for any other purpose the Underlying Fund may consider appropriate in light of its investment objective. Use of derivatives by an Underlying Fund may create

[1]	OppenheimerFunds, Inc. is a majority owned, indirect subsidiary of MassMutual.

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investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

The following chart illustrates the Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Fund’s target asset allocation may differ from this illustration. MassMutual periodically reviews the target asset allocation and underlying investment options and may, at any time, in its discretion, change the target asset allocation or deviate from the target asset allocation. Under normal circumstances, the Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as the Fund approaches its target date.

Principal Risks

The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Except as otherwise stated, references in this section to “the Fund” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

Bank Loans Risk Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will be dependent on the third party’s willingness and ability to make those payments to the Fund.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

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Commodities-Related Investments Risk The Fund’s investments in commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Lower-Rated Fixed Income Securities Risk Lower-rated securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to interest rate risk, extension risk, and prepayment risk, among other risks. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be more volatile than other investments. The market for mortgage- and asset-backed securities has recently experienced high

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volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance for Class A and Class N shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	19.58%	Lowest Quarter:	4Q ’08,	-	23.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S only. After-tax returns for other classes will vary.

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Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Since Inception (12/17/07)
Class S	Return Before Taxes	15.86%	-1.66%
	Return After Taxes on Distributions	15.40%	-2.08%
	Return After Taxes on Distributions and Sale of Fund Shares	10.93%	-1.55%
Class Y	Return Before Taxes	15.82%	-1.69%
Class L	Return Before Taxes	15.60%	-1.80%
Class A	Return Before Taxes	8.65%	-3.89%
Class N	Return Before Taxes	13.97%	-2.34%
			Since 01/02/08
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		15.06%	-2.86%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		6.54%	5.90%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)		11.90%	0.63%
Custom Destination 2050 Index(1) (reflects no deduction for fees, expenses or taxes)		14.83%	-2.24%
(1)

The Custom Destination 2050 Index comprises the MSCI® EAFE® and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the Destination Retirement 2050 Fund’s target asset allocation.

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

Michael C. Eldredge, CFA is Vice President for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since April 2009.

Frederick Schulitz, CFA is an Investment Director for the MassMutual Retirement Services Investment Services Group at MassMutual. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Changes to Investment Objectives and Strategies.  Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) without shareholder approval.

Note Regarding Percentage Limitations.  All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Credit Ratings.  Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical ratings organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Duration.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

Temporary Defensive Positions.  At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.  Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Other Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.  A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain

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securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives, as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics (including duration), or for any other purpose the Fund’s investment adviser or subadviser may consider appropriate in pursuing the Fund’s investment objective. Derivatives transactions may include, by way of example, foreign currency exchange transactions, options, futures contracts, interest rate swaps, total return swaps, credit default swaps, and hybrid instruments. Use of derivatives may give rise to investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.

A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Risk of Substantial Redemptions.  If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value (“NAV”) per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as

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“foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Destination Retirement Funds.  MassMutual invests each Destination Retirement Fund’s assets in a combination of domestic and international Underlying Funds. The Destination Retirement Funds differ primarily due to their asset allocations among these fund types. The target asset allocation strategy for each Destination Retirement Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.

MassMutual allocates the assets of each Destination Retirement Fund with a target retirement date (Destination Retirement 2010, Destination Retirement 2015, Destination Retirement 2020, Destination Retirement 2025, Destination Retirement 2030, Destination Retirement 2035, Destination Retirement 2040, Destination Retirement 2045, and Destination Retirement 2050) among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed. For example, Destination Retirement 2050, which is designed for investors planning to retire around the year 2050, currently has an aggressive target asset allocation (relative to the other Destination Retirement Funds), with a substantial portion of its assets invested in equity funds and a modest portion of its assets invested in fixed income funds. By contrast, Destination Retirement 2015 currently has a more conservative target asset allocation, with a little more than half of its assets invested in equity funds and a significant portion of its assets invested in fixed income and money market funds.

Destination Retirement Income is designed for investors in their retirement years. MassMutual allocates the Fund’s assets according to a target asset allocation that emphasizes fixed income and money market funds but also includes a smaller allocation to equity and certain other funds.

When the target asset allocation of another Destination Retirement Fund matches Destination Retirement Income’s target asset allocation (approximately fifteen years after the Fund’s retirement date), it is expected that the Fund will be combined with Destination Retirement Income and the Fund’s shareholders will become shareholders of Destination Retirement Income. This may be done without a vote of shareholders if the Trust’s Board of Trustees determines at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated above are non-fundamental and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Shareholders of each Destination Retirement Fund with a target retirement date will be notified in writing prior to its combination with the Destination Retirement Income Fund.

MassMutual intends to manage each Destination Retirement Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MassMutual may modify the target asset allocation strategy or the selection of Underlying Funds for any Destination Retirement Fund from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future.

Each Destination Retirement Fund will bear a pro rata share of its Underlying Funds’ expenses. Each Destination Retirement Fund also bears all of the risks associated with the investment strategies used by its Underlying Funds.

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The following table lists each Destination Retirement Fund’s approximate asset allocation among equity, fixed income & short term/money market and certain other funds as of March 15, 2011. The table also lists the approximate asset allocation, as of March 15, 2011, to certain Underlying Funds in which a Destination Retirement Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages from time to time and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2015	Destination Retirement 2020	Destination Retirement 2025	Destination Retirement 2030	Destination Retirement 2035	Destination Retirement 2040	Destination Retirement 2045	Destination Retirement 2050

Equity Funds Domestic Equity Funds	31.6%	46.6%	61.3%	72.0%	79.1%	83.2%	84.6%	86.9%	91.0%	91.3%
Select Fundamental Value (Wellington Management)	1.0%	1.5%	3.3%	4.0%	4.7%	6.0%	5.6%	6.4%	6.6%	6.8%
Premier Disciplined Growth (Babson Capital)	4.0%	5.8%	5.2%	7.0%	7.0%	5.4%	6.1%	5.6%	5.8%	5.9%
Premier Disciplined Value (Babson Capital)	3.8%	5.7%	5.3%	6.7%	7.0%	5.5%	6.2%	5.3%	5.9%	5.8%

International Equity Funds
Select Overseas (AllianceBernstein/ MFS/Harris)	3.3%	5.0%	6.7%	8.5%	9.5%	9.9%	10.7%	10.3%	10.9%	10.8%
Premier Strategic Emerging Markets (Baring)	3.2%	4.2%	4.4%	4.8%	5.2%	5.4%	5.6%	5.7%	5.9%	5.8%

Fixed Income & Short Term/Money Market Funds	65.6%	50.4%	35.4%	24.7%	17.1%	13.0%	11.5%	9.1%	4.9%	4.9%
Premier Short-Duration Bond (Babson Capital)	20.0%	13.0%	7.1%	5.1%	3.5%	3.1%	2.5%	2.2%	0.9%	1.4%
Premier Diversified Bond (Babson Capital)	7.9%	5.9%	2.7%	1.4%	0.1%	0.0%	0.1%	0.1%	0.1%	0.1%
Premier Inflation-Protected and Income (Babson Capital)	12.1%	8.8%	7.3%	4.0%	2.2%	1.9%	1.1%	0.9%	0.6%	0.4%
Premier Core Bond (Babson Capital)	10.0%	10.2%	6.8%	5.1%	3.4%	2.2%	2.3%	2.2%	0.8%	0.8%

Other Funds	2.7%	3.0%	3.3%	3.4%	3.9%	3.8%	3.9%	4.0%	4.1%	3.9%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market and certain other funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement Funds currently invest include: Select Blue Chip Growth (T. Rowe Price), Premier Main Street Small Cap (OFI Institutional), Select Large Cap Growth (Rainier), Select Diversified Value (Brandywine Global/Loomis Sayles), Select Growth Opportunities (Sands Capital/DMC), Select Mid-Cap Value (NFJ/Systematic), Select Mid Cap Growth Equity II (T. Rowe Price/Frontier), Premier Capital Appreciation (OFI), Select Large Cap Value (Davis), Select Focused Value (Harris), Select Mid Cap Growth Equity (Wellington Management/Turner), Select Small Company Value (Federated Clover/T. Rowe Price/Earnest Partners), Select Small Company Growth (The Boston Company/Eagle), Select Small Cap Value Equity (Wellington Management/Barrow Hanley), Oppenheimer Real Estate (OFI), Select Small Cap Growth Equity (Wellington Management/Waddell & Reed), Premier Discovery Value (OFI Institutional), Premier Value (OFI Institutional), Select Core Opportunities (Victory/The Boston Company), Select Diversified International (AllianceBernstein), Premier International Equity (OFI Institutional), Premier Focused International (Baring), Premier International Bond (Baring), Select Strategic Bond (Western Asset), Premier High Yield (Babson Capital), Select PIMCO Total Return (PIMCO), Premier Money Market (Babson Capital) and Oppenheimer Commodity Strategy Total Return (OFI).

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The following chart illustrates each Destination Retirement Fund’s approximate current target asset allocation among equity, fixed income and certain other asset classes as of the date of this Prospectus. The Destination Retirement Funds’ target asset allocations may differ from this illustration. MassMutual periodically reviews the target asset allocations and underlying investment options and may, at any time, in its discretion, change the target asset allocations or deviate from the target asset allocations. Under normal circumstances, each Fund’s asset allocation among equity, fixed income and certain other asset classes is generally expected to vary by no more than plus or minus ten percentage points from the target asset allocation at that time. The chart below is presented only as an illustration of how the process of re-allocation occurs as each Fund approaches its target date.

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Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Additional Information Regarding Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money. For purposes of each of the Destination Retirement Funds, except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.

The SAI contains further information about the Funds, their investments and their related risks.

•	Bank Loans Risk

The risks associated with bank loans are similar to the risks of lower-rated fixed income securities, although bank loans are typically senior and secured in contrast to lower-rated fixed income securities, which are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

•	Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

•	Commodities-Related Investments Risk

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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•	Convertible Securities Risk

Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities tend to decline as interest rates rise. In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the underlying preferred and common stocks. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Credit Risk

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, repurchase agreement, or reverse repurchase agreement, or securities loan or other over-the-counter transaction, will be, or will be perceived to be, unable or unwilling to make timely principal, interest, and/or settlement payments, or otherwise to honor its obligations. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities. Credit risk is particularly significant for Funds to the extent they invest in below investment grade securities. Credit risk is also generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or

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realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the relevant assets, rates, or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

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Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable.

•	Dollar Roll and Reverse Repurchase Agreement Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a

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specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. Both types of transactions create leverage (see “Leverage Risk” below). It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return the collateral.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

•	Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

•	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-

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market interest rate, increase the security’s duration, and reduce the value of the security.

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Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

•	Foreign Investment Risk

Investments in foreign securities entail a variety of risks. Funds investing in foreign securities and instruments may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Some Funds may also invest in foreign securities known as depositary receipts, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•	Frequent Trading/Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in

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investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or subadviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Consult your tax advisor regarding the effect of a Fund’s portfolio turnover rate on your investments.

•	Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Indexing Risk

There are several reasons why an index Fund’s performance may not track the performance of the relevant index exactly. For example, the return on the securities and other investments selected by the investment adviser or subadviser may not correlate precisely with the return on the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index.

•	Initial Public Offerings (“IPOs”) Risk

A Fund may purchase securities of companies in IPOs, which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make IPOs of their securities. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.

•	Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery and forward commitment purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio

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and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at favorable prices or times. The ability of a Fund to dispose of such illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Lower-Rated Fixed Income Securities Risk

Lower-rated fixed income securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics. The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. Some lower-rated fixed income securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s abilities to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A

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Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

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Equity Markets Risk. Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•	Mortgage- and Asset-Backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk (as described under “Credit Risk” and under “Valuation Risk” and “Liquidity Risk”). Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-

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backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

•	Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer may have a greater impact on the Fund’s NAV.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Real Estate Investment Trust Risk

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•	Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

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•	Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (ETFs), that are advised by the Fund’s investment adviser or subadviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, a Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. The underlying funds may change their investment objectives or policies without the approval of a Fund. If an underlying fund were to change its investment objective or policies, a Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that a Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the underlying fund’s NAV.

In managing the Fund, the Fund’s investment adviser or subadviser will have authority to select and substitute underlying funds. The Fund’s investment adviser or subadviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the investment adviser or subadviser or an affiliate, or in a pool managed by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund. A Fund’s investment adviser or subadviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to them by some underlying funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. A Fund’s investment adviser or subadviser or an affiliate may receive fees from underlying funds which they advise or subadvise, in addition to fees paid to the investment adviser or subadviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the investment adviser or subadviser have a financial incentive to invest the Fund’s assets in affiliated underlying funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. Furthermore, the investment adviser or subadviser may have an incentive to take into account the effect on an underlying fund in which a Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the underlying fund or pool may or may not be consistent with those of the Fund.

•	Select Cayman Fund Risk

To the extent it invests in the Select Cayman Fund, the BlackRock Global Allocation Fund will be indirectly exposed to the risks associated with the Select Cayman Fund’s investments. The commodity- related instruments held by the Select Cayman Fund will generally be subject to the risks of commodities-related investments described above. The Select Cayman Fund will not be registered under the 1940 Act, and will not be subject to all the investor protections of the 1940 Act. However, the BlackRock Global Allocation Fund wholly owns and controls the Select Cayman Fund, and the BlackRock Global Allocation Fund and the Select Cayman Fund will both be subadvised by BlackRock. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the BlackRock Global Allocation Fund and/or the Select Cayman Fund to operate as described in this Prospectus and the SAI and could adversely affect the BlackRock Global Allocation Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Select Cayman Fund. If Cayman Islands law changes such that the Select Cayman Fund must pay Cayman Islands taxes, BlackRock Global Allocation Fund shareholders would likely suffer decreased investment returns.

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•	Short Sales Risk

If a Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money a Fund may lose on a short sale. A Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price.

•	Smaller and Mid-Cap Company Risk

Smaller companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may be subject to many of the same risks.

•	U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Although Fannie Mae and Freddie Mac are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. Investments in these securities are also subject to interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•	Valuation Risk

Due to the nature of some Fund’s investments and the market environment, a portion of a Fund’s assets may be valued at fair value pursuant to guidelines established by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. In addition, to the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Funds bear the risk that the price of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated their fundamental value or that it may take a substantial period of time to realize that value.

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Management of the Funds

Investment Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2010, MassMutual, together with its subsidiaries, had assets under management of approximately $448.3 billion.

In 2010, each Fund paid MassMutual an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .35% for the PIMCO Total Return Fund; .55% for the Strategic Bond Fund; .60% for the Strategic Balanced Fund; .80% for the BlackRock Global Allocation Fund; .50% for the Diversified Value Fund; .65% for the Fundamental Value Fund; .70% for the Value Equity Fund; .65% for the Large Cap Value Fund; .10% for the Indexed Equity Fund; .70% for the Core Opportunities Fund; .65% for the Blue Chip Growth Fund; .65% for the Large Cap Growth Fund; .73% for the Growth Opportunities Fund; .15% for the NASDAQ-100 Fund; .69% for the Focused Value Fund; .70% for the Mid-Cap Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .70% for the Mid Cap Growth Equity Fund; .75% for the Mid Cap Growth Equity II Fund; .82% for the Small Cap Growth Equity Fund; .85% for the Small Company Growth Fund; .90% for the Diversified International Fund; 1.00% for the Overseas Fund; and .05% for each of the Destination Retirement Funds.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is either available in the Funds’ semiannual report to shareholders dated June 30, 2010 or annual report to shareholders dated December 31, 2010, or will be available in the Funds’ semiannual report to shareholders dated June 30, 2011.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .0100% to .3744% for Class S shares; .0459% to .4744% for Class Y shares; .1459% to .6244% for Class L and Class A shares; .1959% to .6744% for Class N shares. The rate for Class Z shares of the PIMCO Total Return Fund is .0200%. The rate for Class Z shares of the Fundamental Value Fund, Focused Value Fund, Small Cap Growth Equity Fund and Overseas Fund is .0700%. The rate for Class Z shares of the Indexed Equity Fund is .0855%. The rate for Class Z shares of the Small Company Value Fund and Mid Cap Growth Equity II Fund is .0600%.

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Retirement Services Asset Allocation Committee, led by Bruce Picard Jr., CFA. Mr. Picard, an Investment Director for the MassMutual Retirement Services Investment Services Group, joined MassMutual in 2005. Prior to joining MassMutual, Mr. Picard was a Vice President at Loomis, Sayles & Co. LP, where he worked in various positions covering research, portfolio analysis and product development for the company’s Specialty Growth and mutual fund units. In addition to Mr. Picard, the regular members of MassMutual’s Retirement Services Asset Allocation Committee include Michael Eldredge, CFA and Frederick (Rick) Schulitz, CFA. Mr. Eldredge, a Vice President for the MassMutual Retirement Services Investment Services Group, joined MassMutual in 2008. He leads a team of investment professionals who conduct money manager research for the MassMutual Investment Program. Prior to joining MassMutual, Mr. Eldredge was a Vice President at ING US Financial Services, where he worked in various positions covering investment due diligence and fund analysis for the company’s Fund Strategy and Due Diligence unit. Mr. Schulitz, an Investment Director for the MassMutual Retirement Services Investment Services Group, joined MassMutual in 2006. Prior to joining MassMutual, Mr. Schulitz held Director positions at Prudential Retirement and ING, covering retirement and investment marketing, communications and strategic alliances.

The MassMutual Retirement Services Investment Services Group is also responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.

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Subadvisers and Portfolio Managers

MassMutual contracts with the following subadvisers to help manage the Funds:

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages the investments of the Diversified International Fund and a portion of the portfolio of the Overseas Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2010, AllianceBernstein managed approximately $478 billion in assets.

Sharon E. Fay, CFA

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis. Ms. Fay was named head of AllianceBernstein Equities in July 2010, and is responsible for overseeing the portfolio management and research activities relating to all growth and value investment portfolios. In addition, Ms. Fay serves as CIO of Global Value Equities, overseeing the portfolio management and research activities related to cross-border and non-U.S. value investment portfolios. From 1999 to 2006, she was CIO of European and UK Value Equities, serving as Co-CIO from 2003-2006 after being named CIO of Global Value Equities in 2003. Between 1997 and 1999, Ms. Fay was CIO of Canadian Value Equities. Prior to that, she had been a Senior Portfolio Manager of International Value Equities since 1995. Ms. Fay joined the firm in 1990 as a Research Analyst.

Kevin F. Simms

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis. Mr. Simms, an AllianceBernstein Partner, was named Co-CIO of International Value Equities in 2003, which he has assumed in addition to his role as Global Director of Value Research, a position he has held since 2000. Between 1998 and 2000, Mr. Simms served as Director of Research for Emerging Markets Value Equities. He joined Bernstein in 1992 as a Research Analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities.

Henry S. D’Auria, CFA

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis. Mr. D’Auria was named Co-CIO of International Value Equities in 2003, adding to his responsibilities as CIO of Emerging Markets Value Equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of the firm’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as Director of Research of Small Cap Value Equities and Director of Research of Emerging Markets Value Equities. Mr. D’Auria joined the firm in 1991 as a Research Analyst covering consumer and natural-gas companies, and he later covered the financial services industry.

Eric J. Franco, CFA

is a portfolio manager of the Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis. Mr. Franco joined the firm in 1998 as a Senior Portfolio Manager. His efforts focus on the firm’s quantitative and risk control strategies within Value Equities. Mr. Franco also works extensively with international and global value clients, primarily in North America. Prior to joining the firm, he was an actuary in the consulting practice at Kwasha Lipton for 16 years, working with large multinationals on the design and funding of pension and other employee benefits plans.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at JPMorgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, manages a portion of the Small Cap Value Equity Fund. Barrow Hanley is a subsidiary of Old Mutual Asset Management (U.S.) LLC, which is a subsidiary of Old Mutual plc, an international financial services group based in London, comprised of approximately 20 independent asset management firms. As of December 31, 2010, Barrow Hanley had approximately $60.3 billion in assets under management.

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James S. McClure, CFA

is a portfolio manager for the Small Cap Value Equity Fund. Mr. McClure has been a Managing Director at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. McClure was employed by Goldman Sachs Asset Management as a vice president and senior portfolio manager, managing the Capital Growth Fund, as well as separate accounts. During his 39-year investment career, he has served as the Chief Investment Officer, and then President and Chief Operating Officer at National Securities and Research Corporation. He also served as the Chief Investment Officer and executive vice president at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company.

John P. Harloe, CFA

is a portfolio manager for the Small Cap Value Equity Fund. Mr. Harloe has been a Managing Director at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. Harloe was employed by Sterling Capital Management, where he served as a vice president and equity portfolio manager/analyst for nine years. During the remainder of his 35-year investment career, Mr. Harloe worked with James S. McClure at American National Insurance Company, American Capital Management and Research, and Oppenheimer & Co., Inc.

BlackRock Investment Management, LLC (“BlackRock”), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, manages the investments of the BlackRock Global Allocation Fund. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $3.6 trillion in investment company and other portfolio assets under management as of December 31, 2010. The BlackRock Global Allocation Fund is managed by a team of financial professionals. The following individuals are primarily responsible for the day to day management of the Fund.

Dennis W. Stattman, CFA

is jointly responsible for the day-to-day management of the BlackRock Global Allocation Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Strattman has been a Managing Director of BlackRock, Inc. since 2006. Previously, he was a Managing Director of Merrill Lynch Investment Managers L.P. (“MLIM”) from 2000 to 2006.

Dan Chamby, CFA

is jointly responsible for the day-to-day management of the BlackRock Global Allocation Fund’s portfolio. Mr. Chamby has been a Managing Director of BlackRock, Inc. since 2007. He was a Director of BlackRock, Inc. in 2006 and previously was an Associate Portfolio Manager of MLIM from 2003 to 2006.

Romualdo Roldan, PhD

is jointly responsible for the day-to-day management of the BlackRock Global Allocation Fund’s portfolio. Mr. Roldan has been a Managing Director of BlackRock, Inc. since 2008. He was a Director of BlackRock, Inc. from 2006 to 2007 and previously was a Portfolio Manager with BlackRock or MLIM since 1998.

Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, manages a portion of the portfolio of the Diversified Value Fund. Founded in 1986, Brandywine Global offers an array of equity, fixed income, and balanced portfolios that invest in U.S., international, and global markets. The firm is a wholly owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia with an office in San Francisco. Brandywine Global also operates two affiliated companies with offices in Singapore and London. As of December 31, 2010, Brandywine Global managed approximately $32 billion in assets.

Brandywine Global replaced AllianceBernstein L.P. as a co-subadviser of the Diversified Value Fund on January 11, 2010.

Joseph J. Kirby

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Kirby is lead portfolio manager for Brandywine Global’s Diversified Large Cap Value Equity and the Diversified Large Cap 130/30

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strategies. He serves as a portfolio manager and securities analyst on the Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global’s disciplined management exclusionary process. Since joining the firm and Diversified Team in 1995, he has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, Mr. Kirby was with CoreStates Financial Corporation as an auditor (1992-1994).

Henry F. Otto

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Otto, Managing Director and Portfolio Manager of Brandywine Global, is the founder and co-lead portfolio manager of Brandywine Global’s Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm’s Executive Board.

Steven M. Tonkovich

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Tonkovich, Managing Director and Portfolio Manager of Brandywine Global, is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989); and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). Mr. Tonkovich is a member of the firm’s Executive Board.

Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, manages the investments of the Large Cap Value Fund. As of December 31, 2010, Davis had approximately $71.3 billion in assets under management.

Christopher C. Davis

is a portfolio manager of the Large Cap Value Fund. Mr. Davis serves as portfolio manager for a number of equity funds managed by Davis. Mr. Davis has served as a portfolio manager since 1995. Previously, Mr. Davis served as a research analyst at Davis beginning in 1989.

Kenneth C. Feinberg

is a portfolio manager of the Large Cap Value Fund. Mr. Feinberg serves as portfolio manager for a number of equity funds managed by Davis. Mr. Feinberg has served as a portfolio manager since 1998. Previously, Mr. Feinberg served as a research analyst at Davis, beginning in 1994.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Growth Opportunities Fund. DMC is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. (“Delaware Investments”). As of December 31, 2010, Delaware Investments had approximately $150.3 billion in assets under management.

Jeffrey S. Van Harte, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Van Harte is a Senior Vice President and Chief Investment Officer – Focus Growth Equity. He is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, Mr. Van Harte was a principal and executive vice president at Transamerica Investment Management. He has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

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Christopher J. Bonavico, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Bonavico is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth and global growth portfolios. Mr. Bonavico was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed subadvised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

Christopher M. Ericksen, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Ericksen is a Vice President, Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth and global growth portfolios. Mr. Ericksen was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Prislin is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth and global growth portfolios. Mr. Prislin was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed subadvised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716, manages a portion of the portfolio of the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company. As of December 31, 2010, Eagle managed approximately $17.4 billion in assets.

Bert L. Boksen

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Boksen is a Managing Director at Eagle and has over 30 years of investment experience. He has portfolio management responsibilities for all of Eagle’s small cap growth equity accounts. Prior to joining Eagle in 1995, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen began his investing career as an analyst at Standard and Poor’s.

Eric Mintz, CFA

is a portfolio manager of a portion of the Small Company Growth Fund. Mr. Mintz has been a Portfolio Co-Manager since February 2011 and a Senior Research Analyst at Eagle since 2005. He is responsible for the day-to-day management of the Fund. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008. Prior to joining Eagle, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.

EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Company Value Fund. Earnest Partners manages small-, mid- and large-cap equity investment products as well as fixed income products. As of December 31, 2010, Earnest Partners advised approximately $17.4 billion in assets.

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Paul E. Viera

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Viera is the founder of Earnest Partners, an investment firm responsible for overseeing approximately $17.4 billion. In 1993, he developed Return Pattern Recognition®, the investment methodology used to select equities at Earnest Partners. Previously, Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Committee. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over 25 years of investment experience.

Federated Clover Investment Advisors (“Federated Clover”), a division of Federated Global Investment Management Corp., located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, manages a portion of the portfolio of the Small Company Value Fund. Federated Global Investment Management Corp. is a wholly owned subsidiary of Federated Investors, Inc. Federated Clover was known as Clover Capital Management, Inc. prior to its acquisition by Federated Investors, Inc. in December 2008. As of December 31, 2010, Federated Investors, Inc. had discretionary management authority with respect to approximately $358.2 billion of assets.

Lawrence R. Creatura, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Creatura is a Vice President and Portfolio Manager at Federated Clover, conducting equity research in the Consumer Discretionary, Consumer Staples and Technology sectors. Prior to joining Federated Clover in 1994, Mr. Creatura spent several years in laser research and development for industrial and medical applications.

Stephen K. Gutch, CFA

is a portfolio manager of a portion of the Small Company Value Fund. Mr. Gutch is a Vice President and Senior Portfolio Manager at Federated Clover, overseeing the firm’s portfolio management effort. Mr. Gutch also conducts investment research in the Financial Services sector. Prior to joining Federated Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, he spent five years managing the financial services portfolio at Fulcrum Investment Group.

Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110, manages a portion of the portfolio of the Mid Cap Growth Equity II Fund. Frontier was founded in 1980 and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of December 31, 2010, Frontier had approximately $9.95 billion in assets under management.

Frontier was added as a co-subadviser of the Mid Cap Growth Equity II Fund on August 30, 2010.

Stephen M. Knightly, CFA

is the lead portfolio manager of a portion of the Mid Cap Growth Equity II Fund. Mr. Knightly joined Frontier in 1992. He has been the lead portfolio manager for Frontier’s mid-cap growth portfolios since 2005. He has been the President of Frontier since 2010.

Christopher J. Scarpa

is portfolio manager of a portion of the Mid Cap Growth Equity II Fund. Mr. Scarpa joined Frontier in 2001 as an equity research analyst. In 2005, he became co-team leader of Frontier’s research strategies and assumed assistant portfolio management responsibilities for Frontier’s mid-cap growth portfolios in 2010.

Harris Associates L.P. (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602, manages the investments of the Focused Value Fund and a portion of the portfolio of the Overseas Fund. Harris developed and has been investing under the Focused Value strategy since Harris was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the “Former Adviser”), that together with its predecessor, had advised and managed mutual funds since 1970. Harris is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis”). Natixis is a wholly-owned subsidiary of Natixis Global Asset Management. Harris managed approximately $61.5 billion in assets as of December 31, 2010.

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Robert M. Levy, CFA

is primarily responsible for the day-to-day management of the Focused Value Fund. Mr. Levy is the Chairman and Chief Investment Officer, Domestic Equity, of Harris. He has managed other investment portfolios under the focused value strategy since 1985. Prior to that, he was a portfolio manager and director of Gofen and Glossberg, Inc.

Michael J. Mangan, CFA, CPA

assists Mr. Levy in the day-to-day management of the Focused Value Fund. Mr. Mangan is a Portfolio Manager at Harris and has over 22 years of investment experience. He joined the firm in 1997.

David G. Herro, CFA

is a portfolio manager of a portion of the Overseas Fund. Mr. Herro is the Chief Investment Officer, International Equities, of Harris. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.

Robert A. Taylor, CFA

is a portfolio manager of a portion of the Overseas Fund. Mr. Taylor has over 16 years of investment experience. He joined Harris as an international analyst in 1994 and has been the Director of International Research since 2004.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 270 Park Avenue, New York, New York 10167, manages a portion of the portfolio of the Strategic Balanced Fund. J.P. Morgan manages portfolios for corporations, governments and endowments, as well as for many of the largest corporate retirement plans in the nation. As of December 31, 2010, J.P. Morgan and its affiliates had approximately $1,298 billion in assets under management.

Thomas Luddy, CFA

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Luddy is a Managing Director and portfolio manager in the U.S. Equity Group with responsibility for the Large Cap Core and Large Cap Core Plus 130/30 strategies. Mr. Luddy joined J.P. Morgan in 1976 and has held numerous key positions in the firm, including global head of equity, head of equity research and chief investment officer. Mr. Luddy began his career as an equity research analyst, and became a portfolio manager in 1982.

Susan Bao, CFA

is a portfolio manager of a portion of the Strategic Balanced Fund. Ms. Bao is a Managing Director and portfolio manager in the U.S. Equity Group. Ms. Bao joined J.P. Morgan in 1997 and manages Large Cap Core mandates and co-manages the Large Cap Core Plus 130/30 strategy. Previously, Ms. Bao was responsible for the implementation of U.S. equity analyst portfolios and was a member of the Structured Equity team.

Jeroen Huysinga

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Huysinga, Managing Director, joined J.P. Morgan as a portfolio manager in 1997.

Gerd Woort-Menker

is a portfolio manager of a portion of the Strategic Balanced Fund. Mr. Woort-Menker, Managing Director, joined J.P. Morgan in 1987 as a research analyst and later became the head of European research and global research, before becoming a portfolio manager in 1999.

Georgina Perceval Maxwell

is a portfolio manager of a portion of the Strategic Balanced Fund. Ms. Maxwell, Managing Director, joined J.P. Morgan as a portfolio manager in 1997.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) located at One Financial Center, Boston, Massachusetts 02111, manages a portion of the portfolio of the Diversified Value Fund. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset

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management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. As of December 31, 2010, Loomis Sayles managed approximately $151.6 billion in assets.

Loomis Sayles replaced AllianceBernstein L.P. as a co-subadviser of the Diversified Value Fund on January 11, 2010.

Warren N. Koontz, Jr., CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Koontz is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Koontz also serves as Chief Investment Officer of Loomis Sayles’ large cap value strategy. Mr. Koontz joined Loomis Sayles in 1995. Prior to joining Loomis Sayles, Mr. Koontz worked as a senior portfolio manager with Comerica Bank, where he was solely responsible for the management of several high profile investment relationships and was actively involved in the investment policy committee. Mr. Koontz also served as Chief Investment Officer for The Jeffrey Company, a private investment firm. Additionally, he worked for the Public Employees’ Retirement System of Ohio as a securities analyst and assistant investment officer.

James L. Carroll, CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Carroll is a Vice President of Loomis Sayles and a portfolio manager for its equity group. Mr. Carroll joined Loomis Sayles in 1996. Prior to joining Loomis Sayles, Mr. Carroll was a Managing Director for PaineWebber where he was recognized by Institutional Investor magazine and Greenwich Research Associates as one of the country’s top energy analysts. Mr. Carroll also served as co-manager of PaineWebber’s Performance Portfolio. Prior to PaineWebber, Mr. Carroll served as Vice President of Rotan Mosle Inc., a Houston-based energy research investment boutique, where he worked as an oil service analyst. Prior to that, Mr. Carroll was Assistant Vice President and portfolio manager at National Bank of Detroit, focusing on chemical, insurance and oil industries.

Arthur Barry, CFA

is a portfolio manager of a portion of the Diversified Value Fund. Mr. Barry is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Barry joined Loomis Sayles in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President of State Street Research & Management and portfolio manager for its Large Cap Value Fund. Previously, Mr. Barry was a senior portfolio manager at Invesco Capital Management where he was a member of its large cap value investment team responsible for $1 billion in institutional client accounts. Prior to that, Mr. Barry was a portfolio manager at Federated Research Corp., first as lead portfolio manager for its Capital Appreciation Fund before assuming leadership of its American Leaders Fund. In 2000, he was recognized as one of the Top 100 portfolio managers by Barron’s in its annual ranking of mutual fund stockpickers.

Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116, manages a portion of the portfolio of the Overseas Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2010, the MFS organization had approximately $219 billion in net assets under management.

Daniel Ling

is a portfolio manager of a portion of the Overseas Fund. Mr. Ling, an Investment Officer of MFS, has been employed in the investment area of MFS since 2006, becoming a portfolio manager in 2009. Prior to joining MFS in 2006, Mr. Ling was an Investment Manager for Lion Capital Management in Singapore.

Marcus L. Smith

is a portfolio manager of a portion of the Overseas Fund. Mr. Smith, an Investment Officer of MFS, joined MFS in 1994 as an equity research analyst following European securities before becoming a portfolio manager in 2001.

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NFJ Investment Group LLC (“NFJ”), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201, manages a portion of the portfolio of the Mid-Cap Value Fund. NFJ is a direct subsidiary of Allianz Global Investors Capital LLC (“AGI Capital”) and is organized as a Delaware limited liability company. AGI Capital is a subsidiary of Allianz Global Investors, the asset management arm of Allianz SE, one of the world’s largest financial services providers. AGI Capital provides oversight with respect to the investment management services provided by NFJ. AGI Capital also provides best-in-class services across non-investment related functions. As of December 31, 2010, NFJ managed approximately $35.88 billion in assets.

NFJ replaced Cooke & Bieler, L.P. as a co-subadviser of the Mid-Cap Value Fund on March 10, 2010.

Thomas W. Oliver, CFA, CPA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Oliver is a Managing Director and Portfolio Manager of NFJ. Prior to joining NFJ in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touche in 1995. Mr. Oliver has over 15 years of experience in accounting, reporting, financial analysis and portfolio management.

Ben J. Fischer, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Fischer is a Managing Director of NFJ and is a founding partner of NFJ. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Previous to this, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. Mr. Fischer has over 45 years of experience in portfolio management, investment analysis and research.

Jeff N. Reed, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Reed is a Senior Vice President and Portfolio Manager of NFJ. Mr. Reed has over four years of experience in investment and financial analysis. He began his career as a credit analyst at Frost Bank in 2003, and then attended the University of Texas, where he received his MBA. Upon completion of business school in 2007, Mr. Reed joined NFJ.

Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603, manages the investments of the Indexed Equity Fund and the NASDAQ-100 Fund. NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2010, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.1 trillion and assets under investment management of $643.6 billion.

Brent Reeder

is primarily responsible for the day-to-day management of the Indexed Equity Fund and the NASDAQ-100 Fund. Mr. Reeder is a Senior Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, California 92660, manages the investments of the PIMCO Total Return Fund. PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. with a minority interest held by PIMCO Partners, LLC, a California limited liability company. As of December 31, 2010, PIMCO had approximately $1.24 trillion in assets under management.

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William H. Gross

is the portfolio manager of the PIMCO Total Return Fund. Mr. Gross is a founder of PIMCO, managing director and co-CIO in the Newport Beach office. He has been associated with PIMCO for more than 38 years and oversees the management of more than $1 trillion of fixed income securities. Among the awards he has received, Morningstar named Mr. Gross and his investment team Fixed Income Manager of the Decade for 2000-2009 and Fixed Income Manager of the Year for 1998, 2000, and 2007 (the first three-time recipient of Manager of the Year). In 2000, Mr. Gross received the Bond Market Association’s Distinguished Service Award. In 1996, he became the first portfolio manager inducted into the Fixed Income Analysts Society’s hall of fame for his major contributions to the advancement of fixed income analysis and portfolio management.

Pyramis Global Advisors, LLC (“Pyramis”), located at 900 Salem Street, Smithfield, Rhode Island 02917, manages the investments of the Value Equity Fund. FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Pyramis. Pyramis will be primarily responsible for choosing investments for the Fund. As of December 31, 2010, Pyramis had approximately $37.7 billion in assets under management.

Ciaran O’Neill

is the portfolio manager of the Value Equity Fund, which he has managed since August 2006. Since joining Fidelity Investments in 1995, Mr. O’Neill has worked as a research analyst and since 2001, he has served as a portfolio manager for mutual funds and other accounts. Mr. O’Neill left Fidelity briefly in April of 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O’Neill returned to Pyramis in May of 2005 as a portfolio manager of mutual funds and separate accounts.

Rainier Investment Management, Inc. (“Rainier”), located at 601 Union Street, Seattle, Washington 98101, manages the investments of the Large Cap Growth Fund. Rainier is an employee owned company. As of December 31, 2010, Rainier managed approximately $18.8 billion in assets.

James R. Margard, CFA

is a portfolio manager of the Large Cap Growth Fund. Mr. Margard is the Chief Investment Officer, Director of Equity Management and Chairman of the Board. Prior to joining Rainier in 1985, he served as senior analyst and portfolio manager at Value Line, Inc. (New York), specializing in small-capitalization stocks.

Daniel M. Brewer, CFA

is a portfolio manager of the Large Cap Growth Fund. Mr. Brewer is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2000, he was a portfolio manager and equity analyst at Laird Norton Trust Co. in Seattle.

Mark W. Broughton, CFA

is a portfolio manager of the Large Cap Growth Fund. Mr. Broughton is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2002, he was lead portfolio manager of Blackrock Financial Management’s core equity product in Philadelphia.

Stacie L. Cowell, CFA

is a portfolio manager of the Large Cap Growth Fund. Ms. Cowell is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2006, she was a senior vice president and lead portfolio manager at Invesco Funds Group from 1996 to 2004 and an analyst at Kennedy Capital Management in 2005.

Mark H. Dawson, CFA

is a portfolio manager of the Large Cap Growth Fund. Mr. Dawson is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 1996, he was a portfolio manager and director of research at Badgley, Phelps and Bell in Seattle.

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Andrea L. Durbin, CFA

is a portfolio manager of the Large Cap Growth Fund. Ms. Durbin is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 2002, she was a principal at Badgley, Phelps and Bell in Seattle where she served as Director of Fixed Income overseeing the management and trading of balanced and fixed-income portfolios.

Peter M. Musser, CFA

is a portfolio manager of the Large Cap Growth Fund. Mr. Musser is a Senior Portfolio Manager, Equity Research Analyst and Principal. Prior to joining Rainier in 1994, he was a general partner and senior vice president at Cable, Howse & Ragen.

Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, manages a portion of the portfolio of the Growth Opportunities Fund. As of December 31, 2010, Sands Capital had approximately $16.06 billion in assets under management.

Frank M. Sands, Jr., CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Sands, Jr., Chief Investment Officer and Chief Executive Officer, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000.

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666, manages a portion of the portfolio of the Mid-Cap Value Fund. Systematic was founded in 1982 and since 1995 has been a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of December 31, 2010, Systematic had approximately $9.6 billion in assets under management.

Ronald M. Mushock, CFA

is the lead portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Mushock has been the lead portfolio manager for all of Systematic’s mid cap portfolios since their inception in 2000 and all of Systematic’s small/mid cap portfolios since their inception in 2002. Mr. Mushock became a partner of Systematic in 2005.

D. Kevin McCreesh, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. McCreesh has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Blue Chip Growth Fund and a portion of the portfolio of the Mid Cap Growth Equity II Fund and the Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2010, T. Rowe Price had approximately $482 billion in assets under management.

Larry J. Puglia, CFA, CPA

is the portfolio manager for the Blue Chip Growth Fund. Mr. Puglia, investment advisory committee chairman of the T. Rowe Price Blue Chip Growth Fund, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President of T. Rowe Price. Mr. Puglia joined T. Rowe Price in 1990.

Brian W.H. Berghuis, CFA

is the portfolio manager of a portion of the Mid Cap Growth Equity II Fund. Mr. Berghuis, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President and Equity Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1985.

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Preston G. Athey, CFA, CIC

is the portfolio manager of a portion of the Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing T. Rowe Price’s portion of the portfolio and works with the committee in developing and executing the portfolio’s investment program. He is a Vice President and Equity Portfolio Manager for T. Rowe Price. Mr. Athey has been managing investments since 1982.

The Boston Company Asset Management, LLC (“The Boston Company”) located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, manages a portion of the portfolio of the Core Opportunities Fund and the Small Company Growth Fund. The Boston Company was founded in 1970 and manages approximately $39.4 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships, as of December 31, 2010. The Boston Company is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operates in 36 countries and serves more than 100 markets.

The Boston Company was added as a co-subadviser of the Core Opportunities Fund on March 31, 2010.

Sean P. Fitzgibbon, CFA

is a portfolio manager for a portion of the Core Opportunities Fund. Mr. Fitzgibbon is a Senior Managing Director of The Boston Company, Team Leader for The Boston Company’s Global Core Equity Team and Lead Portfolio Manager for the U.S. Large Cap Core, Emerging Markets Core and Multi-Alpha Market Neutral Equity strategies and Portfolio Manager on the U.S. Large Cap Core 130/30 and Global Core Equity strategies. He is also responsible for research coverage of the U.S. health care sector. Prior to joining The Boston Company in 2003, Mr. Fitzgibbon worked for The Boston Company’s affiliate Standish Mellon Asset Management, where he most recently served as Vice President, leading the Large Core Equity Team and guiding portfolio strategy and stock selection at the firm.

Jeffrey D. McGrew, CFA

is a portfolio manager for a portion of the Core Opportunities Fund. Mr. McGrew is a Managing Director of The Boston Company, a member of The Boston Company’s Global Core Equity team and Lead Portfolio Manager for the U.S. Large Cap Core 130/30 Equity strategy and a Portfolio Manager on the U.S. Large Cap Core Equity strategy. He is also responsible for research coverage of the global financial and technology sectors and U.S. telecom. Prior to joining The Boston Company in 2003, Mr. McGrew worked for The Boston Company’s affiliate Standish Mellon Asset Management. Previous to that, he served as an Equity Analyst at Fidelity Investments, conducting research on the technology, financial and telecommunication sectors.

B. Randall Watts, Jr., CFA

is a portfolio manager for a portion of the Small Company Growth Fund. Mr. Watts is a Senior Managing Director of The Boston Company and the Lead Portfolio Manager on The Boston Company’s U.S. Small, Small Mid and Micro Cap Growth Investment Team. He also conducts research covering the technology software, internet and media industries and acts as a Portfolio Manager on the Dreyfus Mid-Cap Growth Fund. Prior to joining The Boston Company, Mr. Watts served as a Portfolio Manager at Westfield Capital where he was responsible for more than $500 million in small and mid capitalization portfolios. Prior to that, he was an Equity Analyst with Freedom Capital Management.

P. Hans von der Luft

is a portfolio manager for a portion of the Small Company Growth Fund. Mr. von der Luft is a Director of The Boston Company and an Equity Research Analyst on The Boston Company’s U.S. Small, Small Mid and Micro Cap Growth Investment Team, primarily responsible for covering the health care sector. Prior to joining The Boston Company, Mr. von der Luft was an Equity Analyst at McDonald Investments, where his responsibilities included covering medical technology, device and hospital supply sectors. In addition to his research responsibilities, Mr. von der Luft published regular industry and company-specific reports to institutional clients and retail branches on medical technology stocks. Previous to that, he was an Equity Research Analyst for the health care sector at Tucker Anthony, Rodman & Renshaw.

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Turner Investment Partners, Inc. (“Turner”), located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, manages a portion of the portfolio of the Mid Cap Growth Equity Fund. Founded in 1990, Turner is an independent investment management firm. As of December 31, 2010, Turner had approximately $18 billion in assets under management.

Christopher K. McHugh

is the lead portfolio manager of a portion of the Mid Cap Growth Equity Fund. Mr. McHugh co-founded Turner in 1990. He is a Vice Chairman and Senior Portfolio Manager at Turner and has 25 years of experience. Prior to co-founding Turner, Mr. McHugh was employed at Provident Capital Management. Mr. McHugh serves on the Board of Trustees for Philadelphia University and is an affiliate member of CFA Society of Philadelphia.

Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114, manages a portion of the portfolio of the Core Opportunities Fund. Victory, a New York corporation registered as an investment adviser with the SEC, is a second-tier subsidiary of KeyCorp. As of December 31, 2010, Victory and its affiliates managed approximately $35 billion of assets for individual and institutional clients.

Lawrence G. Babin, CFA

is the lead portfolio manager of a portion of the Core Opportunities Fund. Mr. Babin is a Chief Investment Officer and Senior Managing Director of Victory and has been with Victory or an affiliate since 1982.

Paul D. Danes

is the portfolio manager of a portion of the Core Opportunities Fund. Mr. Danes is a Senior Portfolio Manager and Managing Director of Victory and has been associated with Victory or an affiliate since 1987.

Carolyn M. Rains

is the associate portfolio manager of a portion of the Core Opportunities Fund. Ms. Rains is a Portfolio Manager and a Managing Director of Victory and has been with Victory or an affiliate since 1998.

Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, manages a portion of the portfolio of the Small Cap Growth Equity Fund. As of December 31, 2010, Waddell & Reed had approximately $83.7 billion in assets under management.

Gilbert C. Scott

A Senior Vice President and Portfolio Manager for Waddell & Reed, Mr. Scott is responsible for the day-to-day management of a portion of the Small Cap Growth Equity Fund. Mr. Scott is also portfolio manager of Waddell & Reed’s small cap style. He joined Waddell & Reed in 1997 as an investment analyst. Prior to joining Waddell & Reed, Mr. Scott was affiliated with Hallmark Cards as a project manager in Strategy/Marketing Finance.

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, manages the investments of the Fundamental Value Fund and a portion of the portfolio of the Mid Cap Growth Equity Fund, the Small Cap Value Equity Fund and the Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had investment management authority with respect to approximately $634 billion in assets.

Karen H. Grimes, CFA

has served as portfolio manager of the Fundamental Value Fund since 2008. Ms. Grimes is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1995.

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Michael T. Carmen, CFA

has served as portfolio manager of a portion of the Mid Cap Growth Equity Fund since 2007. Mr. Carmen is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1999.

Mario E. Abularach, CFA

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006 and for the portion of the Mid Cap Growth Equity Fund managed by Wellington Management since 2007. Mr. Abularach is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.

Shaun F. Pedersen

has served as portfolio manager of a portion of the Small Cap Value Equity Fund since 2009. Mr. Pedersen is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2004.

Timothy J. McCormack, CFA

has been involved in portfolio management and securities analysis for the Small Cap Value Equity Fund since 2009. Mr. McCormack is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2000.

Kenneth L. Abrams

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Abrams is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1986.

Daniel J. Fitzpatrick, CFA

has been involved in portfolio investment and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 1998.

Steven C. Angeli, CFA

has served as portfolio manager of the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.

Stephen Mortimer

has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006 and for the portion of the Mid Cap Growth Equity Fund managed by Wellington Management since 2010. Mr. Mortimer is a Senior Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.

Western Asset Management Company (“Western Asset”), established in 1971, is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Management Company Limited (“Western Asset Limited”) was founded in 1984 and is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. As of December 31, 2010, total assets under management by Western Asset and Western Asset Limited were approximately $408.7 billion and $45.2 billion, respectively. Western Asset Limited is affiliated with Western Asset, jointly managing the Strategic Bond Fund and the Strategic Balanced Fund. Western Asset Limited provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar

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denominated securities and related foreign currency instruments. Expertise from Western Asset Limited’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western Asset and Western Asset Limited maintain constant interaction and coordination between their investment professionals to maintain a unified and cohesive investment management approach.

Stephen A. Walsh

is Western’s Chief Investment Officer and a portfolio manager of the Funds. Mr. Walsh has 29 years of industry experience, 20 of them with the Firm. Previously, he worked as a portfolio manager at Security Pacific Investment Managers, Inc., and the Atlantic Richfield Company.

S. Kenneth Leech

is Western’s Chief Investment Officer Emeritis and a portfolio manager of the Funds. Mr. Leech has 33 years of industry experience, 21 of them with the Firm. Previously, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and the National Bank of Detroit.

Mark S. Lindbloom

is a portfolio manager of the Funds. Mr. Lindbloom has 32 years of industry experience, six of them with the Firm. Previously, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.

Carl L. Eichstaedt

is a portfolio manager of the Funds. Mr. Eichstaedt has 24 years of industry experience, 17 of them with the Firm. Previously, he worked as a portfolio manager at Harris Investment Management and Security Pacific Investment Management Company.

Michael C. Buchanan

is Western’s Head of Credit and a portfolio manager of the Funds. Mr. Buchanan has 20 years of industry experience, six of them with the Firm. Previously, he was the Head of U.S. Credit Products at Credit Suisse Asset Management and worked as a portfolio manager for Janus Capital Management, BlackRock Financial Management and Conseco Capital Management.

Keith J. Gardner

is Western’s Head of Developing Markets and a portfolio manager of the Funds. Mr. Gardner has 28 years of industry experience, 17 of them with the Firm. Previously, he worked as a portfolio manager at Legg Mason, Inc. and T. Rowe Price Associates, Inc.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change subadvisers or hire new subadvisers for a number of the series of MassMutual Select Funds (the “Trust”) from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a subadviser in a quick, efficient and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MassMutual will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.

Other Information

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of

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Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and Indexed Equity Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively. The Funds cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have a material adverse effect on the Funds’ net asset values.

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About the Classes of Shares – Class Z, S, Y, L, A and N Shares

Each Fund other than the BlackRock Global Allocation Fund, Large Cap Growth Fund, Destination Retirement 2015 Fund, Destination Retirement 2025 Fund, Destination Retirement 2035 Fund and Destination Retirement 2045 Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N shares. In addition, the PIMCO Total Return Fund, Fundamental Value Fund, Indexed Equity Fund, Focused Value Fund, Small Company Value Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund and Overseas Fund also offer Class Z shares. The BlackRock Global Allocation Fund, Large Cap Growth Fund, Destination Retirement 2015 Fund, Destination Retirement 2025 Fund, Destination Retirement 2035 Fund and Destination Retirement 2045 Fund do not offer Class N shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

All Classes of a Fund may not be available in every state. Currently, only Class A shares of each Fund are available in New Hampshire and Nebraska.

Class Z, Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this Prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $25 million for Class Z shares, $50 million for Class S shares, $5 million for Class Y shares and $1 million for Class L shares.

Class Z shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $25 million.

Class S shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Class Y shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

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•	Other institutional investors with assets generally in excess of $5 million.

Class L shares may also be purchased by:

•	Other institutional investors with assets generally in excess of $1 million.

Class A and Class N shares may also be purchased by:

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Sales Charges by Class

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%

Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000- $249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000- $499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000- $999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

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To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/funds.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Select Funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in NAV over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

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Sales Charge Waivers by Class

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

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Distribution Plans and Payments to Intermediaries

Shareholder and Distribution Fees.  Class Z, S, Y, L and N shares of each Fund are purchased without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class Z, S, Y and L shares do not have deferred sales charges or any Rule 12b-1 fees. Class A shares are sold at NAV per share plus an initial sales charge.

Distribution and Service (Rule 12b-1) Fees. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Rule 12b-1 Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Class A Rule 12b-1 Plans for service fees will be paid to MassMutual, through the Distributor, and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor may retain a portion of these fees, or may pay the full amount to brokers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Rule 12b-1 Plans, each Fund pays the Distributor an annual distribution fee of .25%. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses. Each Fund also pays .25% in service fees to MassMutual, through the Distributor, each year under the Class N Rule 12b-1 Plans. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. MassMutual or the Distributor, as the case may be, may retain a portion of the fees described above, or may pay the full amount to brokers or other financial intermediaries.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may not be more than 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .35% of the amount invested to intermediaries who provide services on behalf of Class Z (except for the PIMCO Total Return Fund and Indexed Equity Fund), Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual from its own assets. The payments on account of Class Z (except for the PIMCO Total Return Fund and Indexed Equity Fund), Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class Z (except for the PIMCO Total Return Fund and Indexed Equity Fund), Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class Z (except for the PIMCO Total Return Fund and Indexed Equity Fund), Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

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MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. If you purchase shares through an intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the intermediary must receive your request before the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), and the intermediary must subsequently communicate the request properly to the Funds. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one Business Day) and can suspend purchases if it is in their best interest. A “Business Day” is every day the NYSE is open.

The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MassMutual or another intermediary. If you redeem shares through an intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the intermediary must receive your request before the close of regular trading on the NYSE, and the intermediary must subsequently communicate the request properly to the Funds. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into any Fund (except the Strategic Bond Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 60 days.

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Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Frequent Trading Policies

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

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Determining Net Asset Value

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the Business Day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees.

The Funds’ valuation methods are more fully described in the SAI.

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Taxation and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. A Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments, including without limitation, direct investments in commodities and certain commodity-related instruments. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.

Certain investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income whether received in cash or additional shares. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of an investor whether distributed in cash or additional shares. For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. It is currently unclear whether the special tax treatment of qualified dividend income and the long-term capital gain rate reduction will be extended for taxable years beginning on or after January 1, 2013.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder.

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Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the BlackRock Global Allocation Fund, Diversified International Fund and Overseas Fund, however, generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. Each of the BlackRock Global Allocation Fund, Diversified International Fund and Overseas Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays. If any of these Funds makes this election, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Dividends (other than capital gain dividends) paid by a Fund to a person who is not a “United States person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2012, a Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund. The Funds, however, do not intend to report the portion of their distributions that would qualify as interest-related or short-term capital gain dividends. Capital gain dividends generally will not be subject to withholding.

The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

–  211  –

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MASSMUTUAL SELECT PIMCO TOTAL RETURN FUND

	Class A		Class L		Class Y		Class S		Class N		Class Z
	Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.12		0.13		0.13		0.14		0.11		0.16
Net realized and unrealized gain (loss) on investments	0.16		0.15		0.16		0.14		0.15		0.15

Total income (loss) from investment operations	0.28		0.28		0.29		0.28		0.26		0.31

Less distributions to shareholders:
From net investment income	(0.11)		(0.13)		(0.12)		(0.13)		(0.10)		(0.14)
From net realized gains	(0.08)		(0.08)		(0.08)		(0.08)		(0.08)		(0.08)

Total distributions	(0.19)		(0.21)		(0.20)		(0.21)		(0.18)		(0.22)

Net asset value, end of period	$10.09		$10.07		$10.09		$10.07		$10.08		$10.09

Total Return^	2.89%	**^^	2.81%	**	2.98%	**	2.88%	**	2.70%	**^^	3.13%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$708,198		$27,909		$516,171		$29,273		$9,825		$3,658
Ratio of expenses to average daily net assets	0.87%	*	0.77%	*	0.69%	*	0.57%	*	1.12%	*	0.42%	*
Net investment income (loss) to average daily net assets	2.34%	*	2.57%	*	2.51%	*	2.77%	*	2.12%	*	3.15%	*
Portfolio turnover rate	299%	**	299%	**	299%	**	299%	**	299%	**	299%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period July 6, 2010 (commencement of operations) through December 31, 2010.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  212  –

MASSMUTUAL SELECT STRATEGIC BOND FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.14	$8.37	$10.00	$9.99	$9.97

Income (loss) from investment operations:
Net investment income (loss)***	0.36	0.45	0.51	0.46	0.43
Net realized and unrealized gain (loss) on investments	0.54	1.09	(1.39)	(0.08)	(0.03)

Total income (loss) from investment operations	0.90	1.54	(0.88)	0.38	0.40

Less distributions to shareholders:
From net investment income	(0.48)	(0.77)	(0.49)	(0.37)	(0.38)
From net realized gains	-	-	(0.26)	-	-

Total distributions	(0.48)	(0.77)	(0.75)	(0.37)	(0.38)

Net asset value, end of year	$9.56	$9.14	$8.37	$10.00	$9.99

Total Return^,^^	10.00%	18.39%	(8.60% )	3.95%	3.99%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$54,043	$62,233	$67,723	$82,172	$39,420
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.11%	1.10%	1.09%	1.11%
After expense waiver	N/A	N/A	1.07% #	1.00% #	0.96% #
Net investment income (loss) to average daily net assets	3.68%	5.02%	5.25%	4.59%	4.28%
Portfolio turnover rate	267%	66%	74%	248%	162%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.16	$8.39	$10.03	$10.01	$9.98

Income (loss) from investment operations:
Net investment income (loss)***	0.38	0.47	0.55	0.49	0.46
Net realized and unrealized gain (loss) on investments	0.55	1.10	(1.41)	(0.08)	(0.03)

Total income (loss) from investment operations	0.93	1.57	(0.86)	0.41	0.43

Less distributions to shareholders:
From net investment income	(0.51)	(0.80)	(0.52)	(0.39)	(0.40)
From net realized gains	-	-	(0.26)	-	-

Total distributions	(0.51)	(0.80)	(0.78)	(0.39)	(0.40)

Net asset value, end of year	$9.58	$9.16	$8.39	$10.03	$10.01

Total Return^	10.34%	18.70%	(8.42% )	4.23%	4.31%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$41,764	$36,382	$20,994	$29,782	$17,942
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.86%	0.85%	0.84%	0.86%
After expense waiver	N/A	N/A	0.82% #	0.75% #	0.71% #
Net investment income (loss) to average daily net assets	3.88%	5.06%	5.68%	4.83%	4.53%
Portfolio turnover rate	267%	66%	74%	248%	162%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  213  –

MASSMUTUAL SELECT STRATEGIC BOND FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.18	$8.40	$10.04	$10.02	$9.98

Income (loss) from investment operations:
Net investment income (loss)***	0.40	0.49	0.56	0.49	0.46
Net realized and unrealized gain (loss) on investments	0.54	1.10	(1.41)	(0.08)	(0.03)

Total income (loss) from investment operations	0.94	1.59	(0.85)	0.41	0.43

Less distributions to shareholders:
From net investment income	(0.51)	(0.81)	(0.53)	(0.39)	(0.39)
From net realized gains	-	-	(0.26)	-	-

Total distributions	(0.51)	(0.81)	(0.79)	(0.39)	(0.39)

Net asset value, end of year	$9.61	$9.18	$8.40	$10.04	$10.02

Total Return^	10.46%	18.90%	(8.30% )	4.26%	4.38%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$28,610	$56,838	$63,385	$150,260	$109,603
Ratio of expenses to average daily net assets	0.71%	0.71%	0.70%	0.69%	0.70%
Net investment income (loss) to average daily net assets	4.12%	5.41%	5.73%	4.87%	4.53%
Portfolio turnover rate	267%	66%	74%	248%	162%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.18	$8.40	$10.04	$10.02	$9.99

Income (loss) from investment operations:
Net investment income (loss)***	0.40	0.50	0.56	0.50	0.46
Net realized and unrealized gain (loss) on investments	0.55	1.09	(1.40)	(0.08)	(0.03)

Total income (loss) from investment operations	0.95	1.59	(0.84)	0.42	0.43

Less distributions to shareholders:
From net investment income	(0.53)	(0.81)	(0.54)	(0.40)	(0.40)
From net realized gains	-	-	(0.26)	-	-

Total distributions	(0.53)	(0.81)	(0.80)	(0.40)	(0.40)

Net asset value, end of year	$9.60	$9.18	$8.40	$10.04	$10.02

Total Return^	10.51%	18.95%	(8.19% )	4.32%	4.31%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$48,222	$49,528	$53,079	$104,158	$71,375
Ratio of expenses to average daily net assets	0.66%	0.66%	0.65%	0.64%	0.65%
Net investment income (loss) to average daily net assets	4.10%	5.54%	5.78%	4.93%	4.56%
Portfolio turnover rate	267%	66%	74%	248%	162%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  214  –

MASSMUTUAL SELECT STRATEGIC BOND FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.14	$8.37	$9.96	$9.96	$9.96

Income (loss) from investment operations:
Net investment income (loss)***	0.32	0.42	0.46	0.43	0.40
Net realized and unrealized gain (loss) on investments	0.55	1.09	(1.37)	(0.08)	(0.03)

Total income (loss) from investment operations	0.87	1.51	(0.91)	0.35	0.37

Less distributions to shareholders:
From net investment income	(0.46)	(0.74)	(0.42)	(0.35)	(0.37)
From net realized gains	-	-	(0.26)	-	-

Total distributions	(0.46)	(0.74)	(0.68)	(0.35)	(0.37)

Net asset value, end of year	$9.55	$9.14	$8.37	$9.96	$9.96

Total Return^,^^	9.70%	17.95%	(8.86% )	3.62%	3.73%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$963	$820	$758	$3,560	$2,040
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%	1.41%	1.40%	1.39%	1.41%
After expense waiver	N/A	N/A	1.35% #	1.30% #	1.26% #
Net investment income (loss) to average daily net assets	3.33%	4.70%	4.72%	4.28%	3.99%
Portfolio turnover rate	267%	66%	74%	248%	162%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  215  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.41	$7.46	$10.86	$11.42	$10.56

Income (loss) from investment operations:
Net investment income (loss)***	0.17	0.20	0.27	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.91	1.95	(3.15)	(0.01)	0.97

Total income (loss) from investment operations	1.08	2.15	(2.88)	0.25	1.21

Less distributions to shareholders:
From net investment income	(0.14)	(0.20)	(0.48)	(0.25)	(0.24)
From net realized gains	-	-	(0.04)	(0.56)	(0.11)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.14)	(0.20)	(0.52)	(0.81)	(0.35)

Net asset value, end of year	$10.35	$9.41	$7.46	$10.86	$11.42

Total Return^,^^	11.78%	28.52%	(26.48% )	2.20%	11.54%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$7,732	$8,924	$13,400	$27,308	$32,130
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%	1.36%	1.28%	1.24%	1.23%
After expense waiver	N/A	N/A	N/A	1.24% ##	1.21% #
Net investment income (loss) to average daily net assets	1.75%	2.50%	2.70%	2.25%	2.16%
Portfolio turnover rate	281%	89%	111%	113%	85%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.40	$7.47	$10.88	$11.45	$10.58

Income (loss) from investment operations:
Net investment income (loss)***	0.19	0.22	0.31	0.29	0.26
Net realized and unrealized gain (loss) on investments	0.92	1.94	(3.17)	(0.02)	0.98

Total income (loss) from investment operations	1.11	2.16	(2.86)	0.27	1.24

Less distributions to shareholders:
From net investment income	(0.17)	(0.23)	(0.51)	(0.28)	(0.26)
From net realized gains	-	-	(0.04)	(0.56)	(0.11)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.17)	(0.23)	(0.55)	(0.84)	(0.37)

Net asset value, end of year	$10.34	$9.40	$7.47	$10.88	$11.45

Total Return^	11.97%	28.77%	(26.17% )	2.42%	11.73%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$35,220	$37,320	$41,913	$78,846	$94,872
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	1.11%	1.03%	0.99%	0.98%
After expense waiver	N/A	N/A	N/A	0.99% ##	0.96% #
Net investment income (loss) to average daily net assets	1.99%	2.71%	3.19%	2.50%	2.39%
Portfolio turnover rate	281%	89%	111%	113%	85%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  216  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.39	$7.46	$10.86	$11.45	$10.58

Income (loss) from investment operations:
Net investment income (loss)***	0.21	0.24	0.33	0.31	0.28
Net realized and unrealized gain (loss) on investments	0.91	1.93	(3.17)	(0.02)	0.98

Total income (loss) from investment operations	1.12	2.17	(2.84)	0.29	1.26

Less distributions to shareholders:
From net investment income	(0.18)	(0.24)	(0.52)	(0.32)	(0.28)
From net realized gains	-	-	(0.04)	(0.56)	(0.11)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.18)	(0.24)	(0.56)	(0.88)	(0.39)

Net asset value, end of year	$10.33	$9.39	$7.46	$10.86	$11.45

Total Return^	12.09%	29.15%	(26.19% )	2.68%	11.90%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$18,362	$25,323	$28,906	$78,883	$95,028
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%	0.96%	0.88%	0.84%	0.83%
After expense waiver	N/A	N/A	N/A	0.84% ##	0.81% #
Net investment income (loss) to average daily net assets	2.15%	2.90%	3.29%	2.64%	2.54%
Portfolio turnover rate	281%	89%	111%	113%	85%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.35	$7.44	$10.85	$11.45	$10.58

Income (loss) from investment operations:
Net investment income (loss)***	0.20	0.24	0.33	0.32	0.29
Net realized and unrealized gain (loss) on investments	0.93	1.92	(3.16)	(0.02)	0.98

Total income (loss) from investment operations	1.13	2.16	(2.83)	0.30	1.27

Less distributions to shareholders:
From net investment income	(0.19)	(0.25)	(0.53)	(0.34)	(0.29)
From net realized gains	-	-	(0.04)	(0.56)	(0.11)
Tax return of capital	-	-	(0.01)	-	-

Total distributions	(0.19)	(0.25)	(0.58)	(0.90)	(0.40)

Net asset value, end of year	$10.29	$9.35	$7.44	$10.85	$11.45

Total Return^	12.13%	29.20%	(26.12% )	2.69%	11.97%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$4,182	$4,309	$11,176	$29,026	$23,044
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%	0.91%	0.83%	0.79%	0.78%
After expense waiver	N/A	N/A	N/A	0.79% ##	0.76% #
Net investment income (loss) to average daily net assets	2.06%	2.84%	3.35%	2.74%	2.60%
Portfolio turnover rate	281%	89%	111%	113%	85%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  217  –

MASSMUTUAL SELECT STRATEGIC BALANCED FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.36	$7.45	$10.82	$11.41	$10.56

Income (loss) from investment operations:
Net investment income (loss)***	0.14	0.18	0.23	0.23	0.20
Net realized and unrealized gain (loss) on investments	0.91	1.92	(3.11)	(0.02)	0.97

Total income (loss) from investment operations	1.05	2.10	(2.88)	0.21	1.17

Less distributions to shareholders:
From net investment income	(0.12)	(0.19)	(0.45)	(0.24)	(0.21)
From net realized gains	-	-	(0.04)	(0.56)	(0.11)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.12)	(0.19)	(0.49)	(0.80)	(0.32)

Net asset value, end of year	$10.29	$9.36	$7.45	$10.82	$11.41

Total Return^,^^	11.33%	28.15%	(26.67% )	1.87%	11.21%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$474	$522	$424	$894	$572
Ratio of expenses to average daily net assets:
Before expense waiver	1.71%	1.66%	1.58%	1.54%	1.53%
After expense waiver	N/A	N/A	N/A	1.54% ##	1.51% #
Net investment income (loss) to average daily net assets	1.44%	2.15%	2.37%	1.99%	1.83%
Portfolio turnover rate	281%	89%	111%	113%	85%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  218  –

MASSMUTUAL SELECT BLACKROCK GLOBAL ALLOCATION FUND

	Class A
	Year Ended 12/31/10		Period Ended 12/31/09+
Net asset value, beginning of period	$9.90		$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.11		0.00	†
Net realized and unrealized gain (loss) on investments	0.84		(0.10)

Total income (loss) from investment operations	0.95		(0.10)

Less distributions to shareholders:
From net investment income	(0.08)		-

Total distributions	(0.08)		-

Net asset value, end of period	$10.77		$9.90

Total Return^,^^	9.46%		(1.00%	)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,432		$99
Ratio of expenses to average daily net assets:
Before expense waiver‡‡	1.45%		1.83%	*
After expense waiver‡‡	1.36%	#	1.36%	*#
Short sale dividend and loan expense to average daily net assets‡‡‡	0.00%	††	N/A
Ratio of expenses to average daily net assets:
Before expense waiver##	1.45%		N/A
After expense waiver##	1.36%	#	N/A
Net investment income (loss) to average daily net assets	1.10%		0.08%	*
Portfolio turnover rate	46%		21%	**!

	Class L
	Year Ended 12/31/10		Period Ended 12/31/09+
Net asset value, beginning of period	$9.90		$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.13		0.01
Net realized and unrealized gain (loss) on investments	0.83		(0.11)

Total income (loss) from investment operations	0.96		(0.10)

Less distributions to shareholders:
From net investment income	(0.07)		-
Tax return of capital	-		(0.00	)†

Total distributions	(0.07)		(0.00	)†

Net asset value, end of period	$10.79		$9.90

Total Return^	9.66%		(0.98%	) **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,852		$9,702
Ratio of expenses to average daily net assets:
Before expense waiver‡‡	1.20%		1.58%	*
After expense waiver‡‡	1.11%	#	1.11%	*#
Short sale dividend and loan expense to average daily net assets‡‡‡	0.00%	††	N/A
Ratio of expenses to average daily net assets:
Before expense waiver##	1.20%		N/A
After expense waiver##	1.11%	#	N/A
Net investment income (loss) to average daily net assets	1.29%		0.64%	*
Portfolio turnover rate	46%		21%	**!

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
+	For the period December 1, 2009 (commencement of operations) through December 31, 2009.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Includes short sale dividend and loan expense.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
!	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 3% including securities received from subscriptions in-kind.
‡‡	Excludes short sale dividend and loan expense.
‡‡‡	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Statement of Operations.

–  219  –

MASSMUTUAL SELECT BLACKROCK GLOBAL ALLOCATION FUND

	Class Y
	Year Ended 12/31/10		Period Ended 12/31/09+
Net asset value, beginning of period	$9.90		$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.16		0.00	†
Net realized and unrealized gain (loss) on investments	0.82		(0.10)

Total income (loss) from investment operations	0.98		(0.10)

Less distributions to shareholders:
From net investment income	(0.10)		-
Tax return of capital	-		(0.00	)†

Total distributions	(0.10)		(0.00	)†

Net asset value, end of period	$10.78		$9.90

Total Return^	9.93%		(0.97%	)**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,524		$99
Ratio of expenses to average daily net assets:
Before expense waiver‡‡	1.05%		1.43%	*
After expense waiver‡‡	0.96%	#	0.96%	*#
Short sale dividend and loan expense to average daily net assets‡‡‡	0.00%	††	N/A
Ratio of expenses to average daily net assets:
Before expense waiver##	1.05%		N/A
After expense waiver##	0.96%	#	N/A
Net investment income (loss) to average daily net assets	1.52%		0.49%	*
Portfolio turnover rate	46%		21%	**!

	Class S
	Year Ended 12/31/10		Period Ended 12/31/09+
Net asset value, beginning of period	$9.90		$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.16		0.01
Net realized and unrealized gain (loss) on investments	0.83		(0.11)

Total income (loss) from investment operations	0.99		(0.10)

Less distributions to shareholders:
From net investment income	(0.10)		-
Tax return of capital	-		(0.00	)†

Total distributions	(0.10)		(0.00	)†

Net asset value, end of period	$10.79		$9.90

Total Return^	10.03%		(0.96%	) **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$556,739		$462,500
Ratio of expenses to average daily net assets:
Before expense waiver‡‡	0.95%		1.33%	*
After expense waiver‡‡	0.86%	#	0.86%	*#
Short sale dividend and loan expense to average daily net assets‡‡‡	0.00%	††	N/A
Ratio of expenses to average daily net assets:
Before expense waiver##	0.95%		N/A
After expense waiver##	0.86%	#	N/A
Net investment income (loss) to average daily net assets	1.54%		0.84%	*
Portfolio turnover rate	46%		21%	**!

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
+	For the period December 1, 2009 (commencement of operations) through December 31, 2009.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Includes short sale dividend and loan expense.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
!	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 3% including securities received from subscriptions in-kind.
‡‡	Excludes short sale dividend and loan expense.
‡‡‡	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Statement of Operations.

–  220  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.06	$6.83	$12.02	$13.08	$11.26

Income (loss) from investment operations:
Net investment income (loss)***	0.11	0.12	0.21	0.22	0.20
Net realized and unrealized gain (loss) on investments	0.85	1.22	(5.15)	(0.59)	2.20

Total income (loss) from investment operations	0.96	1.34	(4.94)	(0.37)	2.40

Less distributions to shareholders:
From net investment income	(0.12)	(0.11)	(0.23)	(0.21)	(0.17)
From net realized gains	-	-	(0.02)	(0.48)	(0.41)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.12)	(0.11)	(0.25)	(0.69)	(0.58)

Net asset value, end of year	$8.90	$8.06	$6.83	$12.02	$13.08

Total Return^,^^	11.96%	19.57%	(41.03% )	(2.90% )	21.41%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$32,870	$45,592	$52,940	$108,293	$82,361
Ratio of expenses to average daily net assets	1.10%	1.10%	1.09%	1.08%	1.08%
Net investment income (loss) to average daily net assets	1.34%	1.73%	2.12%	1.64%	1.58%
Portfolio turnover rate	130%	68%	17%	17%	15%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.08	$6.85	$12.07	$13.13	$11.28

Income (loss) from investment operations:
Net investment income (loss)***	0.13	0.14	0.24	0.26	0.23
Net realized and unrealized gain (loss) on investments	0.86	1.22	(5.17)	(0.61)	2.22

Total income (loss) from investment operations	0.99	1.36	(4.93)	(0.35)	2.45

Less distributions to shareholders:
From net investment income	(0.15)	(0.13)	(0.27)	(0.23)	(0.19)
From net realized gains	-	-	(0.02)	(0.48)	(0.41)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.15)	(0.13)	(0.29)	(0.71)	(0.60)

Net asset value, end of year	$8.92	$8.08	$6.85	$12.07	$13.13

Total Return^	12.35%	19.85%	(40.83% )	(2.67% )	21.82%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$40,298	$42,209	$44,160	$86,154	$57,853
Ratio of expenses to average daily net assets	0.81%	0.81%	0.80%	0.79%	0.79%
Net investment income (loss) to average daily net assets	1.63%	2.06%	2.41%	1.93%	1.84%
Portfolio turnover rate	130%	68%	17%	17%	15%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  221  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.08	$6.85	$12.07	$13.12	$11.27

Income (loss) from investment operations:
Net investment income (loss)***	0.15	0.15	0.25	0.27	0.24
Net realized and unrealized gain (loss) on investments	0.85	1.21	(5.17)	(0.59)	2.22

Total income (loss) from investment operations	1.00	1.36	(4.92)	(0.32)	2.46

Less distributions to shareholders:
From net investment income	(0.16)	(0.13)	(0.28)	(0.25)	(0.20)
From net realized gains	-	-	(0.02)	(0.48)	(0.41)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.16)	(0.13)	(0.30)	(0.73)	(0.61)

Net asset value, end of year	$8.92	$8.08	$6.85	$12.07	$13.12

Total Return^	12.45%	19.92%	(40.74% )	(2.51% )	21.92%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$33,138	$31,928	$54,181	$132,425	$142,836
Ratio of expenses to average daily net assets	0.70%	0.70%	0.69%	0.68%	0.68%
Net investment income (loss) to average daily net assets	1.78%	2.26%	2.49%	2.01%	1.95%
Portfolio turnover rate	130%	68%	17%	17%	15%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.08	$6.85	$12.09	$13.14	$11.28

Income (loss) from investment operations:
Net investment income (loss)***	0.15	0.15	0.26	0.28	0.25
Net realized and unrealized gain (loss) on investments	0.86	1.23	(5.19)	(0.59)	2.23

Total income (loss) from investment operations	1.01	1.38	(4.93)	(0.31)	2.48

Less distributions to shareholders:
From net investment income	(0.17)	(0.15)	(0.29)	(0.26)	(0.21)
From net realized gains	-	-	(0.02)	(0.48)	(0.41)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.17)	(0.15)	(0.31)	(0.74)	(0.62)

Net asset value, end of year	$8.92	$8.08	$6.85	$12.09	$13.14

Total Return^	12.56%	20.10%	(40.73% )	(2.39% )	22.08%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$186,639	$200,237	$153,801	$316,945	$246,598
Ratio of expenses to average daily net assets	0.60%	0.60%	0.59%	0.58%	0.58%
Net investment income (loss) to average daily net assets	1.86%	2.20%	2.61%	2.12%	2.02%
Portfolio turnover rate	130%	68%	17%	17%	15%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  222  –

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.08	$6.85	$12.02	$13.09	$11.28

Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.10	0.18	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.85	1.21	(5.14)	(0.60)	2.21

Total income (loss) from investment operations	0.93	1.31	(4.96)	(0.42)	2.37

Less distributions to shareholders:
From net investment income	(0.07)	(0.08)	(0.19)	(0.17)	(0.15)
From net realized gains	-	-	(0.02)	(0.48)	(0.41)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.07)	(0.08)	(0.21)	(0.65)	(0.56)

Net asset value, end of year	$8.94	$8.08	$6.85	$12.02	$13.09

Total Return^,^^	11.63%	19.07%	(41.28% )	(3.15% )	21.11%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$255	$556	$620	$2,486	$1,547
Ratio of expenses to average daily net assets	1.41%	1.41%	1.40%	1.39%	1.39%
Net investment income (loss) to average daily net assets	0.93%	1.41%	1.78%	1.33%	1.30%
Portfolio turnover rate	130%	68%	17%	17%	15%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  223  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.24	$7.48		$11.76	$12.28	$11.14

Income (loss) from investment operations:
Net investment income (loss)***	0.09	0.10		0.14	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.13	1.66		(4.14)	0.84	2.16

Total income (loss) from investment operations	1.22	1.76		(4.00)	0.96	2.27

Less distributions to shareholders:
From net investment income	(0.10)	(0.00	)†	(0.15)	(0.11)	(0.11)
From net realized gains	-	-		(0.13)	(1.37)	(1.02)

Total distributions	(0.10)	(0.00	)†	(0.28)	(1.48)	(1.13)

Net asset value, end of year	$10.36	$9.24		$7.48	$11.76	$12.28

Total Return^,^^	13.46%	23.53%		(34.22% )	7.93%	20.54%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$293,195	$241,206		$176,524	$283,159	$310,438
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%	1.24%		1.24%	1.23%	1.23%
After expense waiver	1.24% #	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.91%	1.24%		1.44%	0.94%	0.92%
Portfolio turnover rate	30%	47%		53%	37%	43%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.31	$7.52		$11.82	$12.33	$11.17

Income (loss) from investment operations:
Net investment income (loss)***	0.11	0.12		0.17	0.15	0.14
Net realized and unrealized gain (loss) on investments	1.14	1.67		(4.17)	0.85	2.18

Total income (loss) from investment operations	1.25	1.79		(4.00)	1.00	2.32

Less distributions to shareholders:
From net investment income	(0.11)	(0.00	)†	(0.17)	(0.14)	(0.14)
From net realized gains	-	-		(0.13)	(1.37)	(1.02)

Total distributions	(0.11)	(0.00	)†	(0.30)	(1.51)	(1.16)

Net asset value, end of year	$10.45	$9.31		$7.52	$11.82	$12.33

Total Return^	13.71%	23.81%		(34.04% )	8.22%	20.90%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$162,055	$168,790		$141,302	$264,796	$298,276
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%	0.99%		0.99%	0.98%	0.98%
After expense waiver	0.99% #	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.15%	1.50%		1.68%	1.18%	1.18%
Portfolio turnover rate	30%	47%		53%	37%	43%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  224  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.33	$7.52		$11.84	$12.34	$11.19

Income (loss) from investment operations:
Net investment income (loss)***	0.12	0.13		0.18	0.17	0.16
Net realized and unrealized gain (loss) on investments	1.14	1.68		(4.18)	0.86	2.17

Total income (loss) from investment operations	1.26	1.81		(4.00)	1.03	2.33

Less distributions to shareholders:
From net investment income	(0.13)	(0.00	)†	(0.19)	(0.16)	(0.16)
From net realized gains	-	-		(0.13)	(1.37)	(1.02)

Total distributions	(0.13)	(0.00	)†	(0.32)	(1.53)	(1.18)

Net asset value, end of year	$10.46	$9.33		$7.52	$11.84	$12.34

Total Return^	13.81%	24.07%		(33.97% )	8.37%	21.05%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$133,797	$129,536		$92,098	$135,962	$134,485
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	0.84%		0.84%	0.83%	0.83%
After expense waiver	0.84% #	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.30%	1.63%		1.85%	1.33%	1.32%
Portfolio turnover rate	30%	47%		53%	37%	43%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.35	$7.53		$11.85	$12.36	$11.20

Income (loss) from investment operations:
Net investment income (loss)***	0.13	0.13		0.19	0.18	0.17
Net realized and unrealized gain (loss) on investments	1.14	1.69		(4.18)	0.85	2.17

Total income (loss) from investment operations	1.27	1.82		(3.99)	1.03	2.34

Less distributions to shareholders:
From net investment income	(0.13)	(0.00	)†	(0.20)	(0.17)	(0.16)
From net realized gains	-	-		(0.13)	(1.37)	(1.02)

Total distributions	(0.13)	(0.00	)†	(0.33)	(1.54)	(1.18)

Net asset value, end of year	$10.49	$9.35		$7.53	$11.85	$12.36

Total Return^	13.91%	24.17%		(33.98% )	8.50%	21.06%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$500,716	$446,975		$357,433	$560,524	$540,185
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.80%		0.80%	0.79%	0.79%
After expense waiver	0.80% #	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.35%	1.68%		1.88%	1.38%	1.37%
Portfolio turnover rate	30%	47%		53%	37%	43%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  225  –

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.13		$7.41		$11.66	$12.20	$11.07

Income (loss) from investment operations:
Net investment income (loss)***	0.06		0.07		0.11	0.08	0.07
Net realized and unrealized gain (loss) on investments	1.11		1.65		(4.10)	0.85	2.14

Total income (loss) from investment operations	1.17		1.72		(3.99)	0.93	2.21

Less distributions to shareholders:
From net investment income	(0.05)		(0.00	)†	(0.13)	(0.10)	(0.06)
From net realized gains	-		-		(0.13)	(1.37)	(1.02)

Total distributions	(0.05)		(0.00	)†	(0.26)	(1.47)	(1.08)

Net asset value, end of year	$10.25		$9.13		$7.41	$11.66	$12.20

Total Return^,^^	12.97%		23.21%		(34.42% )	7.68%	20.09%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,051		$2,403		$2,063	$2,807	$1,667
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.54%		1.54%	1.53%	1.53%
After expense waiver	1.54%	#	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.60%		0.95%		1.15%	0.65%	0.62%
Portfolio turnover rate	30%		47%		53%	37%	43%

	Class Z
	Period Ended 12/31/10+
Net asset value, beginning of period	$9.82

Income (loss) from investment operations:
Net investment income (loss)***	0.03
Net realized and unrealized gain (loss) on investments	0.63

Total income (loss) from investment operations	0.66

Net asset value, end of period	$10.48

Total Return^	6.72%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$107
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%	*
After expense waiver	0.65%	*#
Net investment income (loss) to average daily net assets	1.98%	*
Portfolio turnover rate	30%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

–  226  –

MASSMUTUAL SELECT VALUE EQUITY FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.58	$5.39	$9.08	$10.07	$10.49

Income (loss) from investment operations:
Net investment income (loss)***	0.03	0.06	0.10	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.86	1.13	(3.59)	0.26	1.25

Total income (loss) from investment operations	0.89	1.19	(3.49)	0.34	1.32

Less distributions to shareholders:
From net investment income	(0.09)	-	(0.10)	(0.08)	(0.06)
From net realized gains	-	-	(0.10)	(1.25)	(1.68)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.09)	-	(0.20)	(1.33)	(1.74)

Net asset value, end of year	$7.38	$6.58	$5.39	$9.08	$10.07

Total Return^,^^	13.87%	22.08%	(38.67% )	3.45%	12.83%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$11,553	$10,965	$9,563	$19,179	$28,143
Ratio of expenses to average daily net assets	1.39%	1.41%	1.34%	1.31%	1.31%
Net investment income (loss) to average daily net assets	0.50%	1.04%	1.30%	0.76%	0.65%
Portfolio turnover rate	76%	142%	194%	145%	177%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.60	$5.39	$9.08	$10.08	$10.51

Income (loss) from investment operations:
Net investment income (loss)***	0.05	0.07	0.11	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.85	1.14	(3.58)	0.25	1.25

Total income (loss) from investment operations	0.90	1.21	(3.47)	0.36	1.35

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.12)	(0.11)	(0.10)
From net realized gains	-	-	(0.10)	(1.25)	(1.68)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.10)	-	(0.22)	(1.36)	(1.78)

Net asset value, end of year	$7.40	$6.60	$5.39	$9.08	$10.08

Total Return^	14.01%	22.45%	(38.48% )	3.70%	13.06%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,991	$1,689	$7,309	$12,234	$12,075
Ratio of expenses to average daily net assets	1.14%	1.15%	1.09%	1.06%	1.06%
Net investment income (loss) to average daily net assets	0.75%	1.31%	1.53%	1.04%	0.93%
Portfolio turnover rate	76%	142%	194%	145%	177%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  227  –

MASSMUTUAL SELECT VALUE EQUITY FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.64	$5.42	$9.15	$10.14	$10.55

Income (loss) from investment operations:
Net investment income (loss)***	0.06	0.08	0.13	0.12	0.12
Net realized and unrealized gain (loss) on Investments	0.87	1.14	(3.62)	0.26	1.26

Total income (loss) from investment operations	0.93	1.22	(3.49)	0.38	1.38

Less distributions to shareholders:
From net investment income	(0.12)	-	(0.14)	(0.12)	(0.11)
From net realized gains	-	-	(0.10)	(1.25)	(1.68)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.12)	-	(0.24)	(1.37)	(1.79)

Net asset value, end of year	$7.45	$6.64	$5.42	$9.15	$10.14

Total Return^	14.34%	22.51%	(38.45% )	3.87%	13.33%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,673	$2,664	$2,000	$2,913	$5,136
Ratio of expenses to average daily net assets	0.99%	1.01%	0.94%	0.90%	0.91%
Net investment income (loss) to average daily net assets	0.89%	1.46%	1.73%	1.14%	1.06%
Portfolio turnover rate	76%	142%	194%	145%	177%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.62	$5.41	$9.12	$10.12	$10.54

Income (loss) from investment operations:
Net investment income (loss)***	0.06	0.08	0.13	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.87	1.13	(3.60)	0.25	1.26

Total income (loss) from investment operations	0.93	1.21	(3.47)	0.38	1.38

Less distributions to shareholders:
From net investment income	(0.12)	-	(0.14)	(0.13)	(0.12)
From net realized gains	-	-	(0.10)	(1.25)	(1.68)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.12)	-	(0.24)	(1.38)	(1.80)

Net asset value, end of year	$7.43	$6.62	$5.41	$9.12	$10.12

Total Return^	14.38%	22.37%	(38.33% )	3.80%	13.40%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$16,434	$17,371	$26,225	$48,593	$52,627
Ratio of expenses to average daily net assets	0.94%	0.95%	0.89%	0.86%	0.86%
Net investment income (loss) to average daily net assets	0.94%	1.54%	1.76%	1.23%	1.11%
Portfolio turnover rate	76%	142%	194%	145%	177%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  228  –

MASSMUTUAL SELECT VALUE EQUITY FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.57	$5.40	$9.09	$10.09	$10.51

Income (loss) from investment operations:
Net investment income (loss)***	0.01	0.04	0.07	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.86	1.13	(3.58)	0.25	1.26

Total income (loss) from investment operations	0.87	1.17	(3.51)	0.30	1.30

Less distributions to shareholders:
From net investment income	(0.08)	-	(0.08)	(0.05)	(0.04)
From net realized gains	-	-	(0.10)	(1.25)	(1.68)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.08)	-	(0.18)	(1.30)	(1.72)

Net asset value, end of year	$7.36	$6.57	$5.40	$9.09	$10.09

Total Return^,^^	13.43%	21.67%	(38.86% )	3.10%	12.59%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$102	$94	$77	$130	$142
Ratio of expenses to average daily net assets	1.69%	1.71%	1.64%	1.61%	1.61%
Net investment income (loss) to average daily net assets	0.20%	0.75%	1.02%	0.48%	0.36%
Portfolio turnover rate	76%	142%	194%	145%	177%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  229  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.45	$7.25	$12.53	$12.84	$11.28

Income (loss) from investment operations:
Net investment income (loss)***	0.04	0.04	0.06	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.14	2.19	(5.04)	0.43	1.56

Total income (loss) from investment operations	1.18	2.23	(4.98)	0.51	1.60

Less distributions to shareholders:
From net investment income	(0.09)	(0.03)	(0.07)	(0.09)	(0.04)
From net realized gains	-	-	(0.23)	(0.73)	-
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.09)	(0.03)	(0.30)	(0.82)	(0.04)

Net asset value, end of year	$10.54	$9.45	$7.25	$12.53	$12.84

Total Return^,^^	12.48%	30.82%	(39.96% )	4.04%	14.21%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$155,189	$172,363	$193,387	$382,049	$401,790
Ratio of expenses to average daily net assets	1.26%	1.27%	1.26%	1.25%	1.25%
Net investment income (loss) to average daily net assets	0.42%	0.46%	0.53%	0.63%	0.37%
Portfolio turnover rate	10%	12%	17%	8%	18%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.47	$7.27	$12.59	$12.88	$11.32

Income (loss) from investment operations:
Net investment income (loss)***	0.06	0.05	0.08	0.12	0.07
Net realized and unrealized gain (loss) on investments	1.15	2.21	(5.08)	0.44	1.56

Total income (loss) from investment operations	1.21	2.26	(5.00)	0.56	1.63

Less distributions to shareholders:
From net investment income	(0.11)	(0.06)	(0.09)	(0.12)	(0.07)
From net realized gains	-	-	(0.23)	(0.73)	-
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.11)	(0.06)	(0.32)	(0.85)	(0.07)

Net asset value, end of year	$10.57	$9.47	$7.27	$12.59	$12.88

Total Return^	12.81%	31.12%	(39.85% )	4.39%	14.42%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$78,893	$110,367	$119,982	$230,678	$397,105
Ratio of expenses to average daily net assets	1.01%	1.02%	1.01%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.65%	0.70%	0.78%	0.89%	0.63%
Portfolio turnover rate	10%	12%	17%	8%	18%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  230  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.50	$7.29	$12.62	$12.91	$11.34

Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.06	0.10	0.14	0.09
Net realized and unrealized gain (loss) on investments	1.15	2.23	(5.09)	0.44	1.57

Total income (loss) from investment operations	1.23	2.29	(4.99)	0.58	1.66

Less distributions to shareholders:
From net investment income	(0.13)	(0.08)	(0.10)	(0.14)	(0.09)
From net realized gains	-	-	(0.23)	(0.73)	-
Tax return of capital	-	-	(0.01)	-	-

Total distributions	(0.13)	(0.08)	(0.34)	(0.87)	(0.09)

Net asset value, end of year	$10.60	$9.50	$7.29	$12.62	$12.91

Total Return^	12.98%	31.39%	(39.72% )	4.53%	14.65%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$81,805	$82,157	$61,599	$136,253	$218,268
Ratio of expenses to average daily net assets	0.86%	0.87%	0.86%	0.85%	0.85%
Net investment income (loss) to average daily net assets	0.82%	0.82%	0.93%	1.05%	0.78%
Portfolio turnover rate	10%	12%	17%	8%	18%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.50	$7.29	$12.64	$12.93	$11.36

Income (loss) from investment operations:
Net investment income (loss)***	0.09	0.07	0.11	0.15	0.10
Net realized and unrealized gain (loss) on investments	1.15	2.22	(5.11)	0.45	1.57

Total income (loss) from investment operations	1.24	2.29	(5.00)	0.60	1.67

Less distributions to shareholders:
From net investment income	(0.14)	(0.08)	(0.11)	(0.16)	(0.10)
From net realized gains	-	-	(0.23)	(0.73)	-
Tax return of capital	-	-	(0.01)	-	-

Total distributions	(0.14)	(0.08)	(0.35)	(0.89)	(0.10)

Net asset value, end of year	$10.60	$9.50	$7.29	$12.64	$12.93

Total Return^	13.08%	31.48%	(39.73% )	4.68%	14.71%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$377,131	$365,567	$334,045	$655,609	$615,354
Ratio of expenses to average daily net assets	0.77%	0.78%	0.77%	0.76%	0.76%
Net investment income (loss) to average daily net assets	0.91%	0.92%	1.02%	1.11%	0.86%
Portfolio turnover rate	10%	12%	17%	8%	18%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  231  –

MASSMUTUAL SELECT LARGE CAP VALUE FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.36	$7.20	$12.47	$12.71	$11.17

Income (loss) from investment operations:
Net investment income (loss)***	0.01	0.01	0.03	0.06	0.01
Net realized and unrealized gain (loss) on investments	1.13	2.18	(5.02)	0.43	1.54

Total income (loss) from investment operations	1.14	2.19	(4.99)	0.49	1.55

Less distributions to shareholders:
From net investment income	(0.06)	(0.03)	(0.05)	-	(0.01)
From net realized gains	-	-	(0.23)	(0.73)	-
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.06)	(0.03)	(0.28)	(0.73)	(0.01)

Net asset value, end of year	$10.44	$9.36	$7.20	$12.47	$12.71

Total Return^,^^	12.20%	30.36%	(40.18% )	3.90%	13.87%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$735	$926	$573	$569	$2,596
Ratio of expenses to average daily net assets	1.56%	1.57%	1.56%	1.55%	1.55%
Net investment income (loss) to average daily net assets	0.12%	0.10%	0.25%	0.46%	0.08%
Portfolio turnover rate	10%	12%	17%	8%	18%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  232  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.22	$8.21	$13.49	$13.03	$11.47

Income (loss) from investment operations:
Net investment income (loss)***	0.15	0.14	0.19	0.18	0.16
Net realized and unrealized gain (loss) on investments	1.30	1.98	(5.24)	0.45	1.55

Total income (loss) from investment operations	1.45	2.12	(5.05)	0.63	1.71

Less distributions to shareholders:
From net investment income	(0.15)	(0.11)	(0.19)	(0.17)	(0.15)
From net realized gains	-	-	(0.04)	-	-
Tax return of capital	-	-	-	-	(0.00	)†

Total distributions	(0.15)	(0.11)	(0.23)	(0.17)	(0.15)

Net asset value, end of year	$11.52	$10.22	$8.21	$13.49	$13.03

Total Return^,^^	14.29%	25.83%	(37.44% )	4.82%	14.95%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$302,470	$241,090	$183,342	$311,185	$297,468
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.86%	0.86%	0.85%	0.85%
After expense waiver	0.66% #	0.66% #	0.66% #	0.65% #	0.67%	#
Net investment income (loss) to average daily net assets	1.39%	1.65%	1.66%	1.34%	1.30%
Portfolio turnover rate	5%	10%	5%	7%	4%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.26	$8.23	$13.54	$13.07	$11.50

Income (loss) from investment operations:
Net investment income (loss)***	0.17	0.17	0.22	0.22	0.19
Net realized and unrealized gain (loss) on investments	1.33	1.98	(5.27)	0.45	1.57

Total income (loss) from investment operations	1.50	2.15	(5.05)	0.67	1.76

Less distributions to shareholders:
From net investment income	(0.18)	(0.12)	(0.22)	(0.20)	(0.19)
From net realized gains	-	-	(0.04)	-	-
Tax return of capital	-	-	-	-	(0.00	)†

Total distributions	(0.18)	(0.12)	(0.26)	(0.20)	(0.19)

Net asset value, end of year	$11.58	$10.26	$8.23	$13.54	$13.07

Total Return^	14.69%	26.09%	(37.33% )	5.14%	15.28%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$203,160	$156,894	$200,048	$351,221	$337,639
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.61%	0.61%	0.60%	0.60%
After expense waiver	0.41% #	0.41% #	0.41% #	0.40% #	0.42%	#
Net investment income (loss) to average daily net assets	1.65%	1.92%	1.91%	1.59%	1.56%
Portfolio turnover rate	5%	10%	5%	7%	4%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  233  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.27	$8.25	$13.56	$13.12	$11.54

Income (loss) from investment operations:
Net investment income (loss)***	0.17	0.16	0.21	0.21	0.19
Net realized and unrealized gain (loss) on investments	1.31	1.99	(5.26)	0.45	1.57

Total income (loss) from investment operations	1.48	2.15	(5.05)	0.66	1.76

Less distributions to shareholders:
From net investment income	(0.16)	(0.13)	(0.22)	(0.22)	(0.18)
From net realized gains	-	-	(0.04)	-	-
Tax return of capital	-	-	-	-	(0.00)†

Total distributions	(0.16)	(0.13)	(0.26)	(0.22)	(0.18)

Net asset value, end of year	$11.59	$10.27	$8.25	$13.56	$13.12

Total Return^	14.56%	26.03%	(37.31% )	5.01%	15.27%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$298,754	$307,391	$251,184	$431,199	$494,849
Ratio of expenses to average daily net assets	0.46%	0.46%	0.46%	0.45%	0.45%
Net investment income (loss) to average daily net assets	1.58%	1.85%	1.86%	1.53%	1.53%
Portfolio turnover rate	5%	10%	5%	7%	4%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.38	$8.33	$13.69	$13.25	$11.65

Income (loss) from investment operations:
Net investment income (loss)***	0.17	0.17	0.22	0.22	0.19
Net realized and unrealized gain (loss) on investments	1.33	2.01	(5.32)	0.44	1.60

Total income (loss) from investment operations	1.50	2.18	(5.10)	0.66	1.79

Less distributions to shareholders:
From net investment income	(0.17)	(0.13)	(0.22)	(0.22)	(0.19)
From net realized gains	-	-	(0.04)	-	(0.00)†

Total distributions	(0.17)	(0.13)	(0.26)	(0.22)	(0.19)

Net asset value, end of year	$11.71	$10.38	$8.33	$13.69	$13.25

Total Return^	14.57%	26.16%	(37.31% )	5.00%	15.35%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$470,762	$425,981	$367,765	$710,278	$751,170
Ratio of expenses to average daily net assets	0.43%	0.43%	0.43%	0.42%	0.42%
Net investment income (loss) to average daily net assets	1.62%	1.88%	1.88%	1.56%	1.56%
Portfolio turnover rate	5%	10%	5%	7%	4%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  234  –

MASSMUTUAL SELECT INDEXED EQUITY FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.13	$8.14	$13.35	$12.90	$11.35

Income (loss) from investment operations:
Net investment income (loss)***	0.11	0.12	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments	1.29	1.95	(5.17)	0.44	1.54

Total income (loss) from investment operations	1.40	2.07	(5.02)	0.58	1.66

Less distributions to shareholders:
From net investment income	(0.11)	(0.08)	(0.15)	(0.13)	(0.11)
From net realized gains	-	-	(0.04)	-	-

Total distributions	(0.11)	(0.08)	(0.19)	(0.13)	(0.11)

Net asset value, end of year	$11.42	$10.13	$8.14	$13.35	$12.90

Total Return^, ^^	13.94%	25.46%	(37.64% )	4.53%	14.67%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,982	$3,172	$2,540	$5,193	$5,079
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	1.16%	1.16%	1.15%	1.15%
After expense waiver	0.96% #	0.96% #	0.96% #	0.95% #	0.97% #
Net investment income (loss) to average daily net assets	1.09%	1.35%	1.33%	1.03%	1.00%
Portfolio turnover rate	5%	10%	5%	7%	4%

	Class Z
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.36	$8.32	$13.69	$13.25	$11.65

Income (loss) from investment operations:
Net investment income (loss)***	0.20	0.19	0.24	0.25	0.22
Net realized and unrealized gain (loss) on investments	1.33	2.00	(5.32)	0.45	1.59

Total income (loss) from investment operations	1.53	2.19	(5.08)	0.70	1.81

Less distributions to shareholders:
From net investment income	(0.19)	(0.15)	(0.25)	(0.26)	(0.21)
From net realized gains	-	-	(0.04)	-	(0.00)†

Total distributions	(0.19)	(0.15)	(0.29)	(0.26)	(0.21)

Net asset value, end of year	$11.70	$10.36	$8.32	$13.69	$13.25

Total Return^	14.93%	26.31%	(37.17% )	5.27%	15.59%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$693,596	$528,989	$404,065	$543,206	$373,069
Ratio of expenses to average daily net assets	0.21%	0.22%	0.21%	0.20%	0.20%
Net investment income (loss) to average daily net assets	1.84%	2.10%	2.13%	1.79%	1.78%
Portfolio turnover rate	5%	10%	5%	7%	4%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  235  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.23	$6.48		$10.85	$10.72	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.04	0.04		0.06	0.06	0.01
Net realized and unrealized gain (loss) on investments	1.02	1.71		(4.20)	0.95	0.74

Total income (loss) from investment operations	1.06	1.75		(4.14)	1.01	0.75

Less distributions to shareholders:
From net investment income	(0.01)	-		(0.06)	(0.06)	(0.01)
From net realized gains	-	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-	-		(0.01)	-	-

Total distributions	(0.01)	-		(0.23)	(0.88)	(0.03)

Net asset value, end of period	$9.28	$8.23		$6.48	$10.85	$10.72

Total Return^,^^	12.92%	27.01%		(38.61% )	9.52%	7.55%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$25,116	$21,391		$18,000	$26,462	$9,179
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%	1.41%		1.38%	1.37%	1.67%	*
After expense waiver	N/A	1.39%	#	1.35% #	1.35% #	1.35%	*#
Net investment income (loss) to average daily net assets	0.47%	0.59%		0.63%	0.52%	0.13%	*
Portfolio turnover rate	103%	88%		141%	100%	79%	**

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.25	$6.49		$10.87	$10.73	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.06	0.06		0.08	0.09	0.03
Net realized and unrealized gain (loss) on investments	1.03	1.70		(4.21)	0.95	0.74

Total income (loss) from investment operations	1.09	1.76		(4.13)	1.04	0.77

Less distributions to shareholders:
From net investment income	(0.04)	-		(0.08)	(0.08)	(0.02)
From net realized gains	-	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-	-		(0.01)	-	-

Total distributions	(0.04)	-		(0.25)	(0.90)	(0.04)

Net asset value, end of period	$9.30	$8.25		$6.49	$10.87	$10.73

Total Return^	13.28%	27.12%		(38.43% )	9.75%	7.76%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$21,363	$5,055		$6,482	$9,123	$8,000
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.16%		1.13%	1.12%	1.42%	*
After expense waiver	N/A	1.14%	#	1.10% #	1.10% #	1.10%	*#
Net investment income (loss) to average daily net assets	0.77%	0.89%		0.89%	0.78%	0.43%	*
Portfolio turnover rate	103%	88%		141%	100%	79%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  236  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.27	$6.49		$10.88	$10.74	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.07	0.07		0.10	0.10	(0.01)
Net realized and unrealized gain (loss) on investments	1.04	1.71		(4.22)	0.95	0.79

Total income (loss) from investment operations	1.11	1.78		(4.12)	1.05	0.78

Less distributions to shareholders:
From net investment income	(0.03)	-		(0.10)	(0.09)	(0.02)
From net realized gains	-	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-	-		(0.01)	-	-

Total distributions	(0.03)	-		(0.27)	(0.91)	(0.04)

Net asset value, end of period	$9.35	$8.27		$6.49	$10.88	$10.74

Total Return^	13.53%	27.43%		(38.36% )	9.89%	7.86%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,186	$6,431		$4,998	$7,490	$4,436
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%	1.01%		0.98%	0.97%	1.27%	*
After expense waiver	N/A	0.99%	#	0.95% #	0.95% #	0.95%	*#
Net investment income (loss) to average daily net assets	0.87%	0.99%		1.03%	0.92%	(0.08%	)*
Portfolio turnover rate	103%	88%		141%	100%	79%	**

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.31	$6.52		$10.89	$10.74	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.09	0.08		0.10	0.11	0.04
Net realized and unrealized gain (loss) on investments	1.02	1.71		(4.21)	0.96	0.75

Total income (loss) from investment operations	1.11	1.79		(4.11)	1.07	0.79

Less distributions to shareholders:
From net investment income	(0.04)	-		(0.09)	(0.10)	(0.03)
From net realized gains	-	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-	-		(0.01)	-	-

Total distributions	(0.04)	-		(0.26)	(0.92)	(0.05)

Net asset value, end of period	$9.38	$8.31		$6.52	$10.89	$10.74

Total Return^	13.52%	27.45%		(38.24% )	10.05%	7.90%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$17,873	$2,061		$1,333	$11,069	$10,349
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%	0.91%		0.88%	0.87%	1.17%	*
After expense waiver	N/A	0.90%	#	N/A	N/A	0.90%	*#
Net investment income (loss) to average daily net assets	1.01%	1.06%		1.03%	1.01%	0.53%	*
Portfolio turnover rate	103%	88%		141%	100%	79%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  237  –

MASSMUTUAL SELECT CORE OPPORTUNITIES FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.27	$6.53		$10.85		$10.71	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.01	0.02		0.04		0.03	(0.02)
Net realized and unrealized gain (loss) on investments	1.03	1.72		(4.20)		0.94	0.75

Total income (loss) from investment operations	1.04	1.74		(4.16)		0.97	0.73

Less distributions to shareholders:
From net investment income	-	-		(0.00	)†	(0.01)	-
From net realized gains	-	-		(0.16)		(0.82)	(0.02)
Tax return of capital	-	-		(0.00	)†	-	-

Total distributions	-	-		(0.16)		(0.83)	(0.02)

Net asset value, end of period	$9.31	$8.27		$6.53		$10.85	$10.71

Total Return^,^^	12.58%	26.65%		(38.81%	)	9.16%	7.33%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$133	$109		$79		$109	$107
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%	1.71%		1.68%		1.67%	1.97%	*
After expense waiver	N/A	1.69%	#	1.65%	#	1.65% #	1.65%	*#
Net investment income (loss) to average daily net assets	0.17%	0.29%		0.45%		0.23%	(0.22%	)*
Portfolio turnover rate	103%	88%		141%		100%	79%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  238  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.93		$6.26		$10.94		$9.75		$9.01

Income (loss) from investment operations:
Net investment income (loss)***	(0.03)		(0.02)		(0.02)		(0.00	)†	(0.01)
Net realized and unrealized gain (loss) on investments	1.46		2.69		(4.66)		1.19		0.75

Total income (loss) from investment operations	1.43		2.67		(4.68)		1.19		0.74

Less distributions to shareholders:
From net investment income	-		(0.00	)†	(0.00	)†	(0.00	)†	-

Total distributions	-		(0.00	)†	(0.00	)†	(0.00	)†	-

Net asset value, end of year	$10.36		$8.93		$6.26		$10.94		$9.75

Total Return^,^^	16.01%		42.68%		(42.77%	)	12.23%		8.21%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$66,401		$69,307		$49,345		$99,385		$39,055
Ratio of expenses to average daily net assets:
Before expense waiver	1.34%		1.35%		1.34%		1.40%		1.39%
After expense waiver	1.19%	#	1.19%	#	1.19%	#	1.30%	#	1.31%	#
Net investment income (loss) to average daily net assets	(0.36%	)	(0.24%	)	(0.18%	)	(0.04%	)	(0.12%	)
Portfolio turnover rate	53%		62%		53%		43%		98%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$9.08		$6.36		$11.08		$9.87		$9.10

Income (loss) from investment operations:
Net investment income (loss)***	(0.01)		(0.00	)†	0.00	†	0.02		0.01
Net realized and unrealized gain (loss) on investments	1.50		2.72		(4.72)		1.21		0.77

Total income (loss) from investment operations	1.49		2.72		(4.72)		1.23		0.78

Less distributions to shareholders:
From net investment income	-		(0.00	)†	(0.00	)†	(0.02)		(0.01)

Total distributions	-		(0.00	)†	(0.00	)†	(0.02)		(0.01)

Net asset value, end of year	$10.57		$9.08		$6.36		$11.08		$9.87

Total Return^	16.30%		42.79%		(42.59%	)	12.46%		8.52%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$257,545		$281,168		$222,053		$455,542		$280,094
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%		1.10%		1.09%		1.15%		1.14%
After expense waiver	0.98%	#	0.98%	#	0.98%	#	1.06%	#	1.06%	#
Net investment income (loss) to average daily net assets	(0.15%	)	(0.03%	)	0.03%		0.20%		0.13%
Portfolio turnover rate	53%		62%		53%		43%		98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  239  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.12	$6.37		$11.10	$9.87	$9.11

Income (loss) from investment operations:
Net investment income (loss)***	0.00 †	0.01		0.02	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.50	2.74		(4.74)	1.21	0.76

Total income (loss) from investment operations	1.50	2.75		(4.72)	1.25	0.79

Less distributions to shareholders:
From net investment income	(0.01)	(0.00	)†	(0.01)	(0.02)	(0.03)

Total distributions	(0.01)	(0.00	)†	(0.01)	(0.02)	(0.03)

Net asset value, end of year	$10.61	$9.12		$6.37	$11.10	$9.87

Total Return^	16.45%	43.20%		(42.53% )	12.62%	8.64%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$42,443	$39,094		$25,876	$53,150	$44,656
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%	0.98%		0.97%	1.03%	1.00%
After expense waiver	0.82% #	0.82%	#	0.82% #	0.93% #	0.93% #
Net investment income (loss) to average daily net assets	0.01%	0.12%		0.19%	0.36%	0.29%
Portfolio turnover rate	53%	62%		53%	43%	98%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.14	$6.39		$11.13	$9.91	$9.14

Income (loss) from investment operations:
Net investment income (loss)***	0.01	0.01		0.02	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.51	2.74		(4.74)	1.22	0.77

Total income (loss) from investment operations	1.52	2.75		(4.72)	1.27	0.80

Less distributions to shareholders:
From net investment income	(0.01)	(0.00	)†	(0.02)	(0.05)	(0.03)

Total distributions	(0.01)	(0.00	)†	(0.02)	(0.05)	(0.03)

Net asset value, end of year	$10.65	$9.14		$6.39	$11.13	$9.91

Total Return^	16.64%	43.06%		(42.45% )	12.77%	8.74%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$163,662	$172,449		$138,538	$225,943	$66,864
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.85%		0.84%	0.90%	0.89%
After expense waiver	0.76% #	0.76%	#	0.76% #	0.81% #	0.82% #
Net investment income (loss) to average daily net assets	0.08%	0.20%		0.26%	0.44%	0.37%
Portfolio turnover rate	53%	62%		53%	43%	98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  240  –

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.74		$6.15		$10.77		$9.63		$8.92

Income (loss) from investment operations:
Net investment income (loss)***	(0.06)		(0.04)		(0.05)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investments	1.43		2.63		(4.57)		1.18		0.75

Total income (loss) from investment operations	1.37		2.59		(4.62)		1.14		0.71

Less distributions to shareholders:
From net investment income	-		(0.00	)†	(0.00	)†	-		-

Total distributions	-		(0.00	)†	(0.00	)†	-		-

Net asset value, end of year	$10.11		$8.74		$6.15		$10.77		$9.63

Total Return^,^^	15.68%		42.14%		(42.89%	)	11.84%		7.96%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$344		$803		$597		$3,112		$3,509
Ratio of expenses to average daily net assets:
Before expense waiver	1.64%		1.65%		1.64%		1.70%		1.69%
After expense waiver	1.51%	#	1.51%	#	1.51%	#	1.61%	#	1.61%	#
Net investment income (loss) to average daily net assets	(0.69%	)	(0.55%	)	(0.51%	)	(0.35%	)	(0.41%	)
Portfolio turnover rate	53%		62%		53%		43%		98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  241  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.78		$6.07		$10.34		$9.88	$10.29

Income (loss) from investment operations:
Net investment income (loss)***	(0.01)		(0.00	)†	(0.02)		(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.26		1.71		(4.25)		1.32	0.05

Total income (loss) from investment operations	1.25		1.71		(4.27)		1.27	0.00

Less distributions to shareholders:
From net investment income	(0.00	)†	-		-		-	-
From net realized gains	-		-		-		(0.80)	(0.41)
Tax return of capital	-		-		-		(0.01)	-

Total distributions	(0.00	)†	-		-		(0.81)	(0.41)

Net asset value, end of year	$9.03		$7.78		$6.07		$10.34	$9.88

Total Return^,^^	16.14%		28.17%		(41.30%	)	12.95%	(0.02% )
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,446		$3,835		$3,626		$7,159	$8,278
Ratio of expenses to average daily net assets	1.35%		1.38%		1.40%		1.36%	1.39%
Net investment income (loss) to average daily net assets	(0.08%	)	(0.02%	)	(0.29%	)	(0.48% )	(0.55% )
Portfolio turnover rate	83%		130%		93%		93%	98%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.98		$6.24		$10.62		$10.14	$10.53

Income (loss) from investment operations:
Net investment income (loss)***	0.01		0.01		(0.00	)†	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.31		1.75		(4.38)		1.35	0.05

Total income (loss) from investment operations	1.32		1.76		(4.38)		1.32	0.02

Less distributions to shareholders:
From net investment income	(0.03)		(0.02)		-		-	-
From net realized gains	-		-		-		(0.83)	(0.41)
Tax return of capital	-		-		-		(0.01)	-

Total distributions	(0.03)		(0.02)		-		(0.84)	(0.41)

Net asset value, end of year	$9.27		$7.98		$6.24		$10.62	$10.14

Total Return^	16.51%		28.18%		(41.24%	)	13.16%	0.17%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$20,012		$14,855		$160		$1,572	$1,630
Ratio of expenses to average daily net assets	1.10%		1.13%		1.15%		1.11%	1.15%
Net investment income (loss) to average daily net assets	0.17%		0.17%		(0.04%	)	(0.24% )	(0.30% )
Portfolio turnover rate	83%		130%		93%		93%	98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  242  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class Y
	Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.92		$6.17	$10.52	$10.05	$10.42

Income (loss) from investment operations:
Net investment income (loss)***	0.03		0.02	0.01	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.32		1.74	(4.33)	1.34	0.06

Total income (loss) from investment operations	1.35		1.76	(4.32)	1.33	0.04

Less distributions to shareholders:
From net investment income	(0.00	)†	(0.01)	(0.01)	-	-
From net realized gains	-		-	-	(0.85)	(0.41)
Tax return of capital	-		-	(0.02)	(0.01)	-

Total distributions	(0.00	)†	(0.01)	(0.03)	(0.86)	(0.41)

Net asset value, end of year	$9.27		$7.92	$6.17	$10.52	$10.05

Total Return^	17.11%		28.57%	(41.08% )	13.36%	0.37%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$0	†††	$11,942	$8,585	$13,237	$10,043
Ratio of expenses to average daily net assets	0.93%		0.98%	1.00%	0.96%	0.98%
Net investment income (loss) to average daily net assets	0.37%		0.38%	0.13%	(0.08% )	(0.19% )
Portfolio turnover rate	83%		130%	93%	93%	98%

	Class S
	Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.97		$6.21	$10.57	$10.09	$10.46

Income (loss) from investment operations:
Net investment income (loss)***	0.03		0.03	0.01	(0.00)†	(0.02)
Net realized and unrealized gain (loss) on investments	1.29		1.75	(4.34)	1.34	0.06

Total income (loss) from investment operations	1.32		1.78	(4.33)	1.34	0.04

Less distributions to shareholders:
From net investment income	(0.04)		(0.02)	(0.01)	-	-
From net realized gains	-		-	-	(0.85)	(0.41)
Tax return of capital	-		-	(0.02)	(0.01)	-

Total distributions	(0.04)		(0.02)	(0.03)	(0.86)	(0.41)

Net asset value, end of year	$9.25		$7.97	$6.21	$10.57	$10.09

Total Return^	16.60%		28.63%	(41.00% )	13.45%	0.36%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$46,870		$53,565	$10,390	$23,465	$20,909
Ratio of expenses to average daily net assets	0.91%		0.94%	0.96%	0.92%	0.94%
Net investment income (loss) to average daily net assets	0.36%		0.43%	0.15%	(0.04% )	(0.15% )
Portfolio turnover rate	83%		130%	93%	93%	98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Amount is less than $500.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  243  –

MASSMUTUAL SELECT LARGE CAP GROWTH FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.70		$6.03		$10.29	$9.86	$10.31

Income (loss) from investment operations:
Net investment income (loss)***	(0.03)		(0.02)		(0.05)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	1.24		1.69		(4.21)	1.31	0.05

Total income (loss) from investment operations	1.21		1.67		(4.26)	1.23	(0.04)

Less distributions to shareholders:
From net investment income	(0.00	)†	-		-	-	-
From net realized gains	-		-		-	(0.79)	(0.41)
Tax return of capital	-		-		-	(0.01)	-

Total distributions	(0.00	)†	-		-	(0.80)	(0.41)

Net asset value, end of year	$8.91		$7.70		$6.03	$10.29	$9.86

Total Return^,^^	15.78%		27.69%		(41.40% )	12.59%	(0.41% )
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1		$1		$1	$1	$1
Ratio of expenses to average daily net assets	1.66%		1.68%		1.71%	1.65%	1.69%
Net investment income (loss) to average daily net assets	(0.35%	)	(0.31%	)	(0.63% )	(0.77% )	(0.93% )
Portfolio turnover rate	83%		130%		93%	93%	98%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  244  –

MASSMUTUAL SELECT GROWTH OPPORTUNITIES FUND

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$5.58		$3.58		$7.12	$6.06		$6.47

Income (loss) from investment operations:
Net investment income (loss)***	(0.03)		(0.03)		(0.05)	(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	1.13		2.03		(3.29)	1.11		(0.35)

Total income (loss) from investment operations	1.10		2.00		(3.34)	1.06		(0.41)

Less distributions to shareholders:
From net realized gains	-		(0.00	)†	(0.20)	-		-

Total distributions	-		(0.00	)†	(0.20)	-		-

Net asset value, end of year	$6.68		$5.58		$3.58	$7.12		$6.06

Total Return^,^^	19.50%		56.17%		(46.67% )	17.49%		(6.34%	)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$53,610		$60,935		$45,137	$127,729		$114,139
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.37%		1.36%	1.36%		1.35%
After expense waiver	N/A		N/A		N/A	N/A		1.33%	#
Net investment income (loss) to average daily net assets	(0.60%	)	(0.65%	)	(0.86% )	(0.83%	)	(1.01%	)
Portfolio turnover rate	40%		33%		32%	34%		49%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$5.73		$3.66		$7.26	$6.17		$6.56

Income (loss) from investment operations:
Net investment income (loss)***	(0.02)		(0.02)		(0.03)	(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments	1.16		2.09		(3.37)	1.13		(0.34)

Total income (loss) from investment operations	1.14		2.07		(3.40)	1.09		(0.39)

Less distributions to shareholders:
From net realized gains	-		(0.00	)†	(0.20)	-		-

Total distributions	-		(0.00	)†	(0.20)	-		-

Net asset value, end of year	$6.87		$5.73		$3.66	$7.26		$6.17

Total Return^	19.90%		56.58%		(46.60% )	17.67%		(5.95%	)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$54,658		$61,774		$61,240	$135,033		$192,839
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.12%		1.11%	1.11%		1.10%
After expense waiver	N/A		N/A		N/A	N/A		1.08%	#
Net investment income (loss) to average daily net assets	(0.35%	)	(0.41%	)	(0.60% )	(0.60%	)	(0.76%	)
Portfolio turnover rate	40%		33%		32%	34%		49%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  245  –

MASSMUTUAL SELECT GROWTH OPPORTUNITIES FUND

	Class Y
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$5.81		$3.71		$7.34	$6.22		$6.61

Income (loss) from investment operations:
Net investment income (loss)***	(0.01)		(0.01)		(0.03)	(0.03)		(0.04)
Net realized and unrealized gain (loss) on investments	1.18		2.11		(3.40)	1.15		(0.35)

Total income (loss) from investment operations	1.17		2.10		(3.43)	1.12		(0.39)

Less distributions to shareholders:
From net realized gains	-		(0.00	)†	(0.20)	-		-

Total distributions	-		(0.00	)†	(0.20)	-		-

Net asset value, end of year	$6.98		$5.81		$3.71	$7.34		$6.22

Total Return^	20.14%		56.63%		(46.49% )	18.01%		(5.90%	)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$22,037		$21,830		$16,755	$48,600		$53,940
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.97%		0.96%	0.96%		0.95%
After expense waiver	N/A		N/A		N/A	N/A		0.93%	#
Net investment income (loss) to average daily net assets	(0.19%	)	(0.27%	)	(0.46% )	(0.44%	)	(0.61%	)
Portfolio turnover rate	40%		33%		32%	34%		49%

	Class S
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$5.87		$3.74		$7.40	$6.26		$6.65

Income (loss) from investment operations:
Net investment income (loss)***	(0.00	)†	(0.01)		(0.02)	(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	1.19		2.14		(3.44)	1.16		(0.36)

Total income (loss) from investment operations	1.19		2.13		(3.46)	1.14		(0.39)

Less distributions to shareholders:
From net realized gains	-		(0.00	)†	(0.20)	-		-

Total distributions	-		(0.00	)†	(0.20)	-		-

Net asset value, end of year	$7.06		$5.87		$3.74	$7.40		$6.26

Total Return^	20.27%		56.97%		(46.53% )	18.21%		(5.86%	)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$210,972		$164,994		$112,415	$284,106		$239,162
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.87%		0.86%	0.86%		0.85%
After expense waiver	N/A		N/A		N/A	N/A		0.83%	#
Net investment income (loss) to average daily net assets	(0.06%	)	(0.15%	)	(0.36% )	(0.32%	)	(0.51%	)
Portfolio turnover rate	40%		33%		32%	34%		49%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  246  –

MASSMUTUAL SELECT GROWTH OPPORTUNITIES FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$5.43		$3.49		$6.98	$5.96		$6.37

Income (loss) from investment operations:
Net investment income (loss)***	(0.05)		(0.04)		(0.07)	(0.07)		(0.08)
Net realized and unrealized gain (loss) on investments	1.09		1.98		(3.22)	1.09		(0.33)

Total income (loss) from investment operations	1.04		1.94		(3.29)	1.02		(0.41)

Less distributions to shareholders:
From net realized gains	-		(0.00	)†	(0.20)	-		-

Total distributions	-		(0.00	)†	(0.20)	-		-

Net asset value, end of year	$6.47		$5.43		$3.49	$6.98		$5.96

Total Return^,^^	19.37%		55.32%		(46.88% )	17.11%		(6.44%	)
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$28		$93		$84	$944		$1,203
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%		1.67%		1.66%	1.66%		1.65%
After expense waiver	N/A		N/A		N/A	N/A		1.63%	#
Net investment income (loss) to average daily net assets	(0.95%	)	(0.96%	)	(1.22% )	(1.13%	)	(1.31%	)
Portfolio turnover rate	40%		33%		32%	34%		49%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  247  –

MASSMUTUAL SELECT NASDAQ-100 FUND

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.54		$2.97		$5.16	$4.37		$4.12

Income (loss) from investment operations:
Net investment income (loss)***	(0.01)		(0.02)		(0.02)	(0.03)		(0.02)
Net realized and unrealized gain (loss) on investments	0.91		1.59		(2.17)	0.82		0.27

Total income (loss) from investment operations	0.90		1.57		(2.19)	0.79		0.25

Net asset value, end of year	$5.44		$4.54		$2.97	$5.16		$4.37

Total Return^,^^	19.82%		52.86%		(42.44% )	17.81%		6.31%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$19,690		$18,508		$12,506	$22,454		$21,627
Ratio of expenses to average daily net assets	1.15%		1.20%		1.17%	1.16%		1.15%
Net investment income (loss) to average daily net assets	(0.24%	)	(0.45%	)	(0.57% )	(0.57%	)	(0.50%	)
Portfolio turnover rate	8%		22%		10%	29%		7%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.65		$3.03		$5.25	$4.44		$4.17

Income (loss) from investment operations:
Net investment income (loss)***	0.00	†	(0.01)		(0.01)	(0.02)		(0.01)
Net realized and unrealized gain (loss) on investments	0.93		1.63		(2.21)	0.83		0.28

Total income (loss) from investment operations	0.93		1.62		(2.22)	0.81		0.27

Net asset value, end of year	$5.58		$4.65		$3.03	$5.25		$4.44

Total Return^	20.00%		53.47%		(42.29% )	18.24%		6.47%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$6,658		$6,620		$4,363	$10,335		$9,960
Ratio of expenses to average daily net assets	0.90%		0.95%		0.92%	0.91%		0.90%
Net investment income (loss) to average daily net assets	0.01%		(0.19%	)	(0.32% )	(0.32%	)	(0.26%	)
Portfolio turnover rate	8%		22%		10%	29%		7%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  248  –

MASSMUTUAL SELECT NASDAQ-100 FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.70	$3.07		$5.30		$4.47		$4.19

Income (loss) from investment operations:
Net investment income (loss)***	0.01	(0.00	)†	(0.01)		(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	0.95	1.63		(2.22)		0.84		0.29

Total income (loss) from investment operations	0.96	1.63		(2.23)		0.83		0.28

Net asset value, end of year	$5.66	$4.70		$3.07		$5.30		$4.47

Total Return^	20.43%	53.09%		(42.08%	)	18.57%		6.68%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,633	$2,737		$1,922		$3,160		$1,495
Ratio of expenses to average daily net assets	0.75%	0.80%		0.77%		0.77%		0.75%
Net investment income (loss) to average daily net assets	0.13%	(0.04%	)	(0.17%	)	(0.18%	)	(0.12%	)
Portfolio turnover rate	8%	22%		10%		29%		7%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.75	$3.09		$5.35		$4.51		$4.22

Income (loss) from investment operations:
Net investment income (loss)***	0.01	0.00	†	(0.00	)†	(0.00	)†	(0.00	)†
Net realized and unrealized gain (loss) on investments	0.96	1.66		(2.26)		0.84		0.29

Total income (loss) from investment operations	0.97	1.66		(2.26)		0.84		0.29

Net asset value, end of year	$5.72	$4.75		$3.09		$5.35		$4.51

Total Return^	20.42%	53.72%		(42.24%	)	18.63%		6.87%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$21,169	$20,229		$10,781		$21,630		$16,179
Ratio of expenses to average daily net assets	0.65%	0.70%		0.67%		0.66%		0.65%
Net investment income (loss) to average daily net assets	0.25%	0.06%		(0.08%	)	(0.07%	)	(0.00%	) ††
Portfolio turnover rate	8%	22%		10%		29%		7%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  249  –

MASSMUTUAL SELECT NASDAQ-100 FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$4.43		$2.91		$5.07	$4.31		$4.07

Income (loss) from investment operations:
Net investment income (loss)***	(0.03)		(0.03)		(0.04)	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	0.88		1.55		(2.12)	0.80		0.27

Total income (loss) from investment operations	0.85		1.52		(2.16)	0.76		0.24

Net asset value, end of year	$5.28		$4.43		$2.91	$5.07		$4.31

Total Return^,^^	19.19%		52.23%		(42.60% )	17.63%		5.90%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$336		$317		$120	$494		$445
Ratio of expenses to average daily net assets	1.45%		1.50%		1.47%	1.46%		1.45%
Net investment income (loss) to average daily net assets	(0.55%	)	(0.74%	)	(0.85% )	(0.87%	)	(0.79%	)
Portfolio turnover rate	8%		22%		10%	29%		7%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  250  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$14.06	$8.66	$16.09	$18.08	$16.70

Income (loss) from investment operations:
Net investment income (loss)***	0.02	0.04	0.10	0.05	0.25
Net realized and unrealized gain (loss) on investments	2.96	5.36	(6.86)	0.25	3.02

Total income (loss) from investment operations	2.98	5.40	(6.76)	0.30	3.27

Less distributions to shareholders:
From net investment income	(0.05)	-	(0.12)	(0.03)	(0.26)
From net realized gains	-	-	(0.55)	(2.26)	(1.63)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.05)	-	(0.67)	(2.29)	(1.89)

Net asset value, end of year	$16.99	$14.06	$8.66	$16.09	$18.08

Total Return^,^^	21.29%	62.36%	(43.10% )	1.52%	19.65%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$170,895	$161,884	$107,233	$224,393	$275,925
Ratio of expenses to average daily net assets:
Before expense waiver	1.32%	1.31%	1.31%	1.30%	1.29%
After expense waiver	1.30% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.12%	0.38%	0.80%	0.29%	1.39%
Portfolio turnover rate	32%	43%	43%	44%	36%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$14.33	$8.80	$16.36	$18.34	$16.91

Income (loss) from investment operations:
Net investment income (loss)***	0.05	0.07	0.14	0.08	0.30
Net realized and unrealized gain (loss) on investments	3.01	5.46	(7.00)	0.27	3.06

Total income (loss) from investment operations	3.06	5.53	(6.86)	0.35	3.36

Less distributions to shareholders:
From net investment income	(0.07)	-	(0.15)	(0.07)	(0.30)
From net realized gains	-	-	(0.55)	(2.26)	(1.63)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.07)	-	(0.70)	(2.33)	(1.93)

Net asset value, end of year	$17.32	$14.33	$8.80	$16.36	$18.34

Total Return^	21.54%	62.84%	(42.98% )	1.79%	19.94%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$91,044	$98,934	$69,539	$159,281	$203,635
Ratio of expenses to average daily net assets:
Before expense waiver	1.07%	1.06%	1.06%	1.05%	1.04%
After expense waiver	1.05% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.36%	0.62%	1.05%	0.39%	1.66%
Portfolio turnover rate	32%	43%	43%	44%	36%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  251  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$14.47	$8.87	$16.49	$18.47	$17.02

Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.09	0.16	0.09	0.32
Net realized and unrealized gain (loss) on investments	3.04	5.51	(7.06)	0.29	3.09

Total income (loss) from investment operations	3.12	5.60	(6.90)	0.38	3.41

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.17)	(0.10)	(0.33)
From net realized gains	-	-	(0.55)	(2.26)	(1.63)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.10)	-	(0.72)	(2.36)	(1.96)

Net asset value, end of year	$17.49	$14.47	$8.87	$16.49	$18.47

Total Return^	21.73%	63.13%	(42.89% )	1.92%	20.12%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$70,955	$64,121	$56,399	$131,434	$144,555
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	0.91%	0.91%	0.90%	0.89%
After expense waiver	0.90% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.52%	0.78%	1.17%	0.49%	1.79%
Portfolio turnover rate	32%	43%	43%	44%	36%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$14.59	$8.94	$16.62	$18.59	$17.11

Income (loss) from investment operations:
Net investment income (loss)***	0.10	0.10	0.17	0.13	0.34
Net realized and unrealized gain (loss) on investments	3.05	5.55	(7.11)	0.28	3.12

Total income (loss) from investment operations	3.15	5.65	(6.94)	0.41	3.46

Less distributions to shareholders:
From net investment income	(0.11)	-	(0.19)	(0.12)	(0.35)
From net realized gains	-	-	(0.55)	(2.26)	(1.63)
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.11)	-	(0.74)	(2.38)	(1.98)

Net asset value, end of year	$17.63	$14.59	$8.94	$16.62	$18.59

Total Return^	21.81%	63.20%	(42.82% )	2.07%	20.28%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$307,649	$262,825	$142,372	$349,391	$348,859
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	0.81%	0.81%	0.80%	0.79%
After expense waiver	0.80% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.62%	0.89%	1.27%	0.67%	1.89%
Portfolio turnover rate	32%	43%	43%	44%	36%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  252  –

MASSMUTUAL SELECT FOCUSED VALUE FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$13.73		$8.48	$15.77	$17.79	$16.48

Income (loss) from investment operations:
Net investment income (loss)***	(0.03)		0.01	0.07	(0.02)	0.18
Net realized and unrealized gain (loss) on investments	2.90		5.24	(6.72)	0.26	2.99

Total income (loss) from investment operations	2.87		5.25	(6.65)	0.24	3.17

Less distributions to shareholders:
From net investment income	-		-	(0.09)	-	(0.23)
From net realized gains	-		-	(0.55)	(2.26)	(1.63)
Tax return of capital	-		-	(0.00)†	-	-

Total distributions	-		-	(0.64)	(2.26)	(1.86)

Net asset value, end of year	$16.60		$13.73	$8.48	$15.77	$17.79

Total Return^,^^	20.90%		61.91%	(43.29% )	1.21%	19.35%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,882		$2,617	$1,522	$2,723	$2,567
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%		1.61%	1.60%	1.60%	1.60%
After expense waiver	1.60%	#	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.19%	)	0.07%	0.54%	(0.08% )	1.03%
Portfolio turnover rate	32%		43%	43%	44%	36%

	Class Z
	Period Ended 12/31/10+
Net asset value, beginning of period	$16.92

Income (loss) from investment operations:
Net investment income (loss)***	0.02
Net realized and unrealized gain (loss) on investments	0.70

Total income (loss) from investment operations	0.72

Net asset value, end of period	$17.64

Total Return^	4.26%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$104
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%	*
After expense waiver	0.69%	*#
Net investment income (loss) to average daily net assets	0.77%	*
Portfolio turnover rate	32%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	Period from November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

–  253  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.27	$6.43	$9.72	$11.40	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.07	0.05	0.05	0.09	0.02
Net realized and unrealized gain (loss) on investments	1.81	1.84	(3.25)	(1.10)	1.41

Total income (loss) from investment operations	1.88	1.89	(3.20)	(1.01)	1.43

Less distributions to shareholders:
From net investment income	(0.07)	(0.05)	(0.08)	(0.04)	(0.02)
From net realized gains	-	-	(0.00)†	(0.63)	(0.01)
Tax return of capital	-	-	(0.01)	-	-

Total distributions	(0.07)	(0.05)	(0.09)	(0.67)	(0.03)

Net asset value, end of period	$10.08	$8.27	$6.43	$9.72	$11.40

Total Return^,^^	22.77%	29.40%	(32.94% )	(8.97% )	14.27%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$5,748	$6,145	$4,444	$9,490	$497
Ratio of expenses to average daily net assets:
Before expense waiver	1.32%	1.33%	1.30%	1.30%	2.02%	*
After expense waiver	N/A	N/A	N/A	N/A	1.38%	*#
Net investment income (loss) to average daily net assets	0.82%	0.74%	0.56%	0.82%	0.45%	*
Portfolio turnover rate	143%	66%	34%	49%	7%	**

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.29	$6.44	$9.75	$11.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.10	0.07	0.07	0.11	0.05
Net realized and unrealized gain (loss) on investments	1.81	1.84	(3.27)	(1.10)	1.39

Total income (loss) from investment operations	1.91	1.91	(3.20)	(0.99)	1.44

Less distributions to shareholders:
From net investment income	(0.10)	(0.06)	(0.09)	(0.05)	(0.01)
From net realized gains	-	-	(0.00)†	(0.63)	(0.01)
Tax return of capital	-	-	(0.02)	-	-

Total distributions	(0.10)	(0.06)	(0.11)	(0.68)	(0.02)

Net asset value, end of period	$10.10	$8.29	$6.44	$9.75	$11.42

Total Return^	23.10%	29.70%	(32.77% )	(8.74% )	14.47%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$42,178	$37,197	$32,488	$74,131	$1,628
Ratio of expenses to average daily net assets:
Before expense waiver	1.07%	1.08%	1.05%	1.05%	1.77%	*
After expense waiver	N/A	N/A	N/A	N/A	1.13%	*#
Net investment income (loss) to average daily net assets	1.09%	0.96%	0.81%	0.95%	1.31%	*
Portfolio turnover rate	143%	66%	34%	49%	7%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  254  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.30	$6.43	$9.75	$11.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.12	0.07	0.09	0.17	0.03
Net realized and unrealized gain (loss) on investments	1.82	1.85	(3.28)	(1.15)	1.40

Total income (loss) from investment operations	1.94	1.92	(3.19)	(0.98)	1.43

Less distributions to shareholders:
From net investment income	(0.12)	(0.05)	(0.11)	(0.07)	-
From net realized gains	-	-	(0.00)†	(0.63)	-
Tax return of capital	-	-	(0.02)	-	-

Total distributions	(0.12)	(0.05)	(0.13)	(0.70)	-

Net asset value, end of period	$10.12	$8.30	$6.43	$9.75	$11.43

Total Return^	23.42%	29.94%	(32.67% )	(8.66% )	14.42%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,061	$470	$2,174	$1,163	$0	†††
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	0.93%	0.90%	0.90%	1.62%	*
After expense waiver	N/A	N/A	N/A	N/A	0.98%	*#
Net investment income (loss) to average daily net assets	1.31%	1.12%	1.14%	1.45%	0.68%	*
Portfolio turnover rate	143%	66%	34%	49%	7%	**

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.28	$6.43	$9.75	$11.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.12	0.08	0.09	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.82	1.85	(3.27)	(1.10)	1.39

Total income (loss) from investment operations	1.94	1.93	(3.18)	(0.96)	1.45

Less distributions to shareholders:
From net investment income	(0.13)	(0.08)	(0.12)	(0.08)	(0.02)
From net realized gains	-	-	(0.00)†	(0.63)	(0.01)
Tax return of capital	-	-	(0.02)	-	-

Total distributions	(0.13)	(0.08)	(0.14)	(0.71)	(0.03)

Net asset value, end of period	$10.09	$8.28	$6.43	$9.75	$11.42

Total Return^	23.43%	30.02%	(32.61% )	(8.53% )	14.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$91,957	$71,351	$60,858	$123,216	$60,708
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	0.83%	0.80%	0.80%	1.52%	*
After expense waiver	N/A	N/A	N/A	N/A	0.88%	*#
Net investment income (loss) to average daily net assets	1.36%	1.22%	1.07%	1.19%	1.51%	*
Portfolio turnover rate	143%	66%	34%	49%	7%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Amount is less than $500.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  255  –

MASSMUTUAL SELECT MID-CAP VALUE FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$8.27	$6.44	$9.75	$11.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.05	0.03	0.03	(0.00)†	(0.00	)†
Net realized and unrealized gain (loss) on investments	1.81	1.83	(3.26)	(1.03)	1.41

Total income (loss) from investment operations	1.86	1.86	(3.23)	(1.03)	1.41

Less distributions to shareholders:
From net investment income	(0.06)	(0.03)	(0.07)	-	-
From net realized gains	-	-	(0.00)†	(0.63)	-
Tax return of capital	-	-	(0.01)	-	-

Total distributions	(0.06)	(0.03)	(0.08)	(0.63)	-

Net asset value, end of period	$10.07	$8.27	$6.44	$9.75	$11.41

Total Return^,^^	22.49%	29.06%	(33.23% )	(9.13% )	14.22%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$64	$46	$31	$38	$0	†††
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%	1.63%	1.60%	1.60%	2.32%	*
After expense waiver	N/A	N/A	N/A	N/A	1.68%	*#
Net investment income (loss) to average daily net assets	0.58%	0.43%	0.32%	(0.00% )††	(0.02%	)*
Portfolio turnover rate	143%	66%	34%	49%	7%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
†††	Amount is less than $500.
+	For the period August 29, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  256  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$7.40	$6.14	$9.34	$10.90	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.01	0.03	0.09	0.18	0.10
Net realized and unrealized gain (loss) on investments	2.04	1.27	(3.21)	(1.53)	0.84

Total income (loss) from investment operations	2.05	1.30	(3.12)	(1.35)	0.94

Less distributions to shareholders:
From net investment income	(0.01)	(0.04)	(0.08)	(0.13)	(0.04)
From net realized gains	-	-	(0.00)†	(0.08)	-
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.01)	(0.04)	(0.08)	(0.21)	(0.04)

Net asset value, end of period	$9.44	$7.40	$6.14	$9.34	$10.90

Total Return^,^^	27.77%	21.11%	(33.30% )	(12.35% )	9.32%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,837	$7,833	$7,950	$15,737	$3,653
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%	1.39%	1.37%	1.35%	1.72%	*
After expense waiver	N/A	N/A	N/A	N/A	1.40%	*#
Net investment income (loss) to average daily net assets	0.14%	0.56%	1.07%	1.74%	1.23%	*
Portfolio turnover rate	39%	175%	110%	68%	63%	**

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$7.40	$6.14	$9.36	$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.03	0.05	0.11	0.20	0.13
Net realized and unrealized gain (loss) on investments	2.06	1.26	(3.22)	(1.53)	0.83

Total income (loss) from investment operations	2.09	1.31	(3.11)	(1.33)	0.96

Less distributions to shareholders:
From net investment income	(0.04)	(0.05)	(0.11)	(0.14)	(0.05)
From net realized gains	-	-	(0.00)†	(0.08)	-
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.04)	(0.05)	(0.11)	(0.22)	(0.05)

Net asset value, end of period	$9.45	$7.40	$6.14	$9.36	$10.91

Total Return^	28.19%	21.39%	(33.12% )	(12.22% )	9.61%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$21,552	$24,629	$24,811	$42,168	$1,041
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.14%	1.12%	1.10%	1.47%	*
After expense waiver	N/A	N/A	N/A	N/A	1.15%	*#
Net investment income (loss) to average daily net assets	0.36%	0.81%	1.36%	1.91%	1.69%	*
Portfolio turnover rate	39%	175%	110%	68%	63%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  257  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$7.40	$6.14	$9.36	$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.04	0.06	0.12	0.24	0.10
Net realized and unrealized gain (loss) on investments	2.06	1.26	(3.22)	(1.56)	0.86

Total income (loss) from investment operations	2.10	1.32	(3.10)	(1.32)	0.96

Less distributions to shareholders:
From net investment income	(0.05)	(0.06)	(0.12)	(0.15)	(0.05)
From net realized gains	-	-	(0.00)†	(0.08)	-
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.05)	(0.06)	(0.12)	(0.23)	(0.05)

Net asset value, end of period	$9.45	$7.40	$6.14	$9.36	$10.91

Total Return^	28.35%	21.54%	(33.01% )	(12.06% )	9.61%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,734	$4,496	$4,679	$9,343	$2,402
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%	0.99%	0.97%	0.95%	1.32%	*
After expense waiver	N/A	N/A	N/A	N/A	1.00%	*#
Net investment income (loss) to average daily net assets	0.49%	0.96%	1.47%	2.27%	1.34%	*
Portfolio turnover rate	39%	175%	110%	68%	63%	**

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06 +
Net asset value, beginning of period	$7.41	$6.14	$9.37	$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.06	0.06	0.13	0.24	0.11
Net realized and unrealized gain (loss) on investments	2.04	1.28	(3.23)	(1.54)	0.85

Total income (loss) from investment operations	2.10	1.34	(3.10)	(1.30)	0.96

Less distributions to shareholders:
From net investment income	(0.06)	(0.07)	(0.13)	(0.16)	(0.05)
From net realized gains	-	-	(0.00)†	(0.08)	-
Tax return of capital	-	-	(0.00)†	-	-

Total distributions	(0.06)	(0.07)	(0.13)	(0.24)	(0.05)

Net asset value, end of period	$9.45	$7.41	$6.14	$9.37	$10.91

Total Return^	28.36%	21.83%	(32.97% )	(12.02% )	9.74%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$67,913	$62,397	$55,899	$90,057	$29,939
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%	0.89%	0.87%	0.85%	1.22%	*
After expense waiver	N/A	N/A	N/A	N/A	0.95%	*#
Net investment income (loss) to average daily net assets	0.73%	1.06%	1.58%	2.21%	1.40%	*
Portfolio turnover rate	39%	175%	110%	68%	63%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  258  –

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$7.43		$6.16	$9.34		$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	(0.01)		0.02	0.06		0.16	0.04
Net realized and unrealized gain (loss) on investments	2.04		1.25	(3.18)		(1.54)	0.87

Total income (loss) from investment operations	2.03		1.27	(3.12)		(1.38)	0.91

Less distributions to shareholders:
From net investment income	(0.00	)†	-	(0.06)		(0.11)	-
From net realized gains	-		-	(0.00	) †	(0.08)	-
Tax return of capital	-		-	(0.00	) †	-	-

Total distributions	(0.00	)†	-	(0.06)		(0.19)	-

Net asset value, end of period	$9.46		$7.43	$6.16		$9.34	$10.91

Total Return^,^^	27.34%		20.81%	(33.49%	)	(12.64% )	9.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$20		$15	$197		$284	$109
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%		1.69%	1.67%		1.65%	2.02%	*
After expense waiver	N/A		N/A	N/A		N/A	1.70%	*#
Net investment income (loss) to average daily net assets	(0.09%	)	0.28%	0.76%		1.52%	0.50%	*
Portfolio turnover rate	39%		175%	110%		68%	63%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period March 31, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  259  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.97	$8.67	$12.59	$15.32	$14.28

Income (loss) from investment operations:
Net investment income (loss) ***	0.00 †	0.02	0.02	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	2.49	2.31	(3.53)	(0.36)	2.07

Total income (loss) from investment operations	2.49	2.33	(3.51)	(0.34)	2.04

Less distributions to shareholders:
From net investment income	(0.05)	(0.03)	-	-	-
From net realized gains	-	-	(0.41)	(2.39)	(1.00)

Total distributions	(0.05)	(0.03)	(0.41)	(2.39)	(1.00)

Net asset value, end of year	$13.41	$10.97	$8.67	$12.59	$15.32

Total Return ^,^^	22.68%	26.90%	(27.94% )	(2.09% )	14.46%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$119,084	$92,728	$84,721	$132,697	$174,732
Ratio of expenses to average daily net assets:
Before expense waiver	1.50%	1.50%	1.49%	1.49%	1.49%
After expense waiver	1.49% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.04%	0.19%	0.14%	0.11%	(0.18% )
Portfolio turnover rate	43%	30%	37%	39%	50%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$11.11	$8.78	$12.70	$15.43	$14.34

Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.04	0.04	0.05	0.01
Net realized and unrealized gain (loss) on investments	2.53	2.34	(3.55)	(0.36)	2.08

Total income (loss) from investment operations	2.56	2.38	(3.51)	(0.31)	2.09

Less distributions to shareholders:
From net investment income	(0.07)	(0.05)	-	(0.03)	-
From net realized gains	-	-	(0.41)	(2.39)	(1.00)

Total distributions	(0.07)	(0.05)	(0.41)	(2.42)	(1.00)

Net asset value, end of year	$13.60	$11.11	$8.78	$12.70	$15.43

Total Return ^	23.08%	27.17%	(27.70% )	(1.89% )	14.75%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$52,437	$52,856	$46,039	$103,887	$163,441
Ratio of expense to average daily net assets:
Before expense waiver	1.25%	1.25%	1.24%	1.24%	1.24%
After expense waiver	1.24% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.27%	0.45%	0.36%	0.32%	0.07%
Portfolio turnover rate	43%	30%	37%	39%	50%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  260  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$11.19	$8.83	$12.80	$15.53	$14.41

Income (loss) from investment operations:
Net investment income (loss)***	0.05	0.06	0.06	0.07	0.04
Net realized and unrealized gain (loss) on investments	2.55	2.37	(3.60)	(0.36)	2.09

Total income (loss) from investment operations	2.60	2.43	(3.54)	(0.29)	2.13

Less distributions to shareholders:
From net investment income	(0.09)	(0.07)	(0.02)	(0.05)	(0.01)
From net realized gains	-	-	(0.41)	(2.39)	(1.00)

Total distributions	(0.09)	(0.07)	(0.43)	(2.44)	(1.01)

Net asset value, end of year	$13.70	$11.19	$8.83	$12.80	$15.53

Total Return^	23.23%	27.52%	(27.72% )	(1.72% )	14.93%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$67,430	$77,398	$73,216	$100,730	$174,630
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%	1.10%	1.09%	1.09%	1.09%
After expense waiver	1.09% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.42%	0.60%	0.55%	0.47%	0.22%
Portfolio turnover rate	43%	30%	37%	39%	50%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$11.23	$8.87	$12.84	$15.58	$14.46

Income (loss) from investment operations:
Net investment income (loss)***	0.06	0.06	0.07	0.09	0.04
Net realized and unrealized gain (loss) on investments	2.55	2.37	(3.61)	(0.38)	2.09

Total income (loss) from investment operations	2.61	2.43	(3.54)	(0.29)	2.13

Less distributions to shareholders:
From net investment income	(0.10)	(0.07)	(0.02)	(0.06)	(0.01)
From net realized gains	-	-	(0.41)	(2.39)	(1.00)

Total distributions	(0.10)	(0.07)	(0.43)	(2.45)	(1.01)

Net asset value, end of year	$13.74	$11.23	$8.87	$12.84	$15.58

Total Return^	23.25%	27.45%	(27.65% )	(1.68% )	14.97%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$307,184	$232,379	$186,899	$241,742	$288,826
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%	1.06%	1.05%	1.05%	1.05%
After expense waiver	1.05% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	0.48%	0.63%	0.59%	0.58%	0.26%
Portfolio turnover rate	43%	30%	37%	39%	50%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  261  –

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$10.67		$8.44	$12.31	$15.08	$14.11

Income (loss) from investment operations:
Net investment income (loss)***	(0.04)		(0.01)	(0.02)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	2.43		2.25	(3.44)	(0.36)	2.04

Total income (loss) from investment operations	2.39		2.24	(3.46)	(0.38)	1.97

Less distributions to shareholders:
From net investment income	(0.01)		(0.01)	-	-	-
From net realized gains	-		-	(0.41)	(2.39)	(1.00)

Total distributions	(0.01)		(0.01)	(0.41)	(2.39)	(1.00)

Net asset value, end of year	$13.05		$10.67	$8.44	$12.31	$15.08

Total Return^,^^	22.38%		26.49%	(28.18% )	(2.40% )	14.14%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$817		$1,590	$1,101	$1,633	$1,398
Ratio of expenses to average daily net assets:
Before expense waiver	1.80%		1.80%	1.79%	1.79%	1.79%
After expense waiver	1.79%	#	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.34%	)	(0.10% )	(0.16% )	(0.13% )	(0.48% )
Portfolio turnover rate	43%		30%	37%	39%	50%

	Class Z
	Period Ended 12/31/10+
Net asset value, beginning of period	$12.74

Income (loss) from investment operations:
Net investment income (loss)***	0.02
Net realized and unrealized gain (loss) on investments	1.07

Total income (loss) from investment operations	1.09

Less distributions to shareholders:
From net investment income	(0.11)

Total distributions	(0.11)

Net asset value, end of period	$13.72

Total Return^	8.59%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%	*
After expense waiver	0.87%	*#
Net investment income (loss) to average daily net assets	1.03%	*
Portfolio turnover rate	43%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

–  262  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.33		$6.00		$11.35	$10.35		$9.82

Income (loss) from investment operations:
Net investment income (loss)***	(0.06)		(0.04)		(0.06)	(0.08)		0.02
Net realized and unrealized gain (loss) on investments	2.08		2.37		(5.29)	1.08		0.53

Total income (loss) from investment operations	2.02		2.33		(5.35)	1.00		0.55

Less distributions to shareholders:
From net investment income	-		-		-	-		(0.02)

Total distributions	-		-		-	-		(0.02)

Net asset value, end of year	$10.35		$8.33		$6.00	$11.35		$10.35

Total Return^,^^	24.25%		38.83%		(47.14% )	9.66%		5.47%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$10,899		$13,208		$10,726	$27,120		$30,406
Ratio of expenses to average daily net assets	1.38%		1.37%		1.35%	1.30%		1.31%
Net investment income (loss) to average daily net assets	(0.72%	)	(0.65%	)	(0.69% )	(0.72%	)	0.18%
Portfolio turnover rate	109%		143%		151%	193%		130%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.54		$6.14		$11.58	$10.53		$10.00

Income (loss) from investment operations:
Net investment income (loss)***	(0.04)		(0.03)		(0.04)	(0.05)		0.05
Net realized and unrealized gain (loss) on investments	2.14		2.43		(5.40)	1.10		0.52

Total income (loss) from investment operations	2.10		2.40		(5.44)	1.05		0.57

Less distributions to shareholders:
From net investment income	-		-		-	-		(0.04)

Total distributions	-		-		-	-		(0.04)

Net asset value, end of year	$10.64		$8.54		$6.14	$11.58		$10.53

Total Return^	24.59%		39.09%		(46.98% )	9.97%		5.74%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$19,805		$17,502		$16,919	$38,904		$33,742
Ratio of expenses to average daily net assets	1.13%		1.12%		1.10%	1.05%		1.06%
Net investment income (loss) to average daily net assets	(0.45%	)	(0.40%	)	(0.44% )	(0.48%	)	0.43%
Portfolio turnover rate	109%		143%		151%	193%		130%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  263  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class Y
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.66		$6.21		$11.70	$10.62		$10.08

Income (loss) from investment operations:
Net investment income (loss)***	(0.03)		(0.02)		(0.03)	(0.03)		0.06
Net realized and unrealized gain (loss) on investments	2.17		2.47		(5.46)	1.11		0.54

Total income (loss) from investment operations	2.14		2.45		(5.49)	1.08		0.60

Less distributions to shareholders:
From net investment income	-		-		-	-		(0.06)

Total distributions	-		-		-	-		(0.06)

Net asset value, end of year	$10.80		$8.66		$6.21	$11.70		$10.62

Total Return^	24.71%		39.45%		(46.92% )	10.17%		5.90%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,078		$1,705		$3,326	$5,944		$19,475
Ratio of expenses to average daily net assets	0.98%		0.98%		0.95%	0.90%		0.91%
Net investment income (loss) to average daily net assets	(0.29%	)	(0.25%	)	(0.28% )	(0.30%	)	0.55%
Portfolio turnover rate	109%		143%		151%	193%		130%

	Class S
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.70		$6.24		$11.74	$10.65		$10.12

Income (loss) from investment operations:
Net investment income (loss)***	(0.02)		(0.01)		(0.02)	(0.03)		0.06
Net realized and unrealized gain (loss) on investments	2.18		2.47		(5.48)	1.12		0.54

Total income (loss) from investment operations	2.16		2.46		(5.50)	1.09		0.60

Less distributions to shareholders:
From net investment income	-		-		-	-		(0.07)

Total distributions	-		-		-	-		(0.07)

Net asset value, end of year	$10.86		$8.70		$6.24	$11.74		$10.65

Total Return^	24.83%		39.42%		(46.85% )	10.23%		5.97%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$33,324		$43,513		$41,539	$86,268		$68,251
Ratio of expenses to average daily net assets	0.91%		0.90%		0.88%	0.83%		0.84%
Net investment income (loss) to average daily net assets	(0.26%	)	(0.18%	)	(0.23% )	(0.26%	)	0.59%
Portfolio turnover rate	109%		143%		151%	193%		130%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  264  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$8.15		$5.89		$11.17	$10.21		$9.71

Income (loss) from investment operations:
Net investment income (loss)***	(0.09)		(0.06)		(0.09)	(0.11)		(0.00	)†
Net realized and unrealized gain (loss) on investments	2.03		2.32		(5.19)	1.07		0.50

Total income (loss) from investment operations	1.94		2.26		(5.28)	0.96		0.50

Net asset value, end of year	$10.09		$8.15		$5.89	$11.17		$10.21

Total Return^,^^	23.80%		38.37%		(47.27% )	9.40%		5.15%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$191		$250		$185	$336		$246
Ratio of expenses to average daily net assets	1.68%		1.67%		1.65%	1.60%		1.61%
Net investment income (loss) to average daily net assets	(1.01%	)	(0.95%	)	(0.98% )	(1.02%	)	(0.01%	)
Portfolio turnover rate	109%		143%		151%	193%		130%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  265  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$11.74		$8.14		$14.75	$14.05	$14.13

Income (loss) from investment operations:
Net investment income (loss)***	(0.10)		(0.07)		(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	3.32		3.67		(5.92)	2.26	1.01

Total income (loss) from investment operations	3.22		3.60		(6.00)	2.19	0.97

Less distributions to shareholders:
From net realized gains	-		-		(0.61)	(1.49)	(1.05)

Total distributions	-		-		(0.61)	(1.49)	(1.05)

Net asset value, end of year	$14.96		$11.74		$8.14	$14.75	$14.05

Total Return^,^^	27.43%		44.23%		(41.26% )	15.74%	6.97%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$381,775		$308,326		$211,358	$397,924	$318,260
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.36%		1.35%	1.34%	1.35%
After expense waiver	1.35%	#	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.77%	)	(0.75%	)	(0.67% )	(0.47% )	(0.29% )
Portfolio turnover rate	52%		55%		33%	41%	42%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$12.03		$8.32		$15.02	$14.28	$14.34

Income (loss) from investment operations:
Net investment income (loss)***	(0.07)		(0.05)		(0.05)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	3.41		3.76		(6.04)	2.29	1.04

Total income (loss) from investment operations	3.34		3.71		(6.09)	2.26	1.03

Less distributions to shareholders:
From net realized gains	-		-		(0.61)	(1.52)	(1.09)

Total distributions	-		-		(0.61)	(1.52)	(1.09)

Net asset value, end of year	$15.37		$12.03		$8.32	$15.02	$14.28

Total Return^	27.76%		44.59%		(41.12% )	15.99%	7.28%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$450,117		$362,500		$258,165	$546,924	$531,194
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.11%		1.10%	1.09%	1.10%
After expense waiver	1.10%	#	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.51%	)	(0.50%	)	(0.43% )	(0.21% )	(0.05% )
Portfolio turnover rate	52%		55%		33%	41%	42%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  266  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class Y
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$12.22		$8.43		$15.19	$14.43	$14.48

Income (loss) from investment operations:
Net investment income (loss)***	(0.05)		(0.03)		(0.04)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	3.46		3.82		(6.11)	2.32	1.06

Total income (loss) from investment operations	3.41		3.79		(6.15)	2.31	1.07

Less distributions to shareholders:
From net realized gains	-		-		(0.61)	(1.55)	(1.12)

Total distributions	-		-		(0.61)	(1.55)	(1.12)

Net asset value, end of year	$15.63		$12.22		$8.43	$15.19	$14.43

Total Return^	27.91%		44.96%		(41.05% )	16.15%	7.45%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$207,536		$161,421		$105,886	$229,983	$178,542
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.96%		0.95%	0.94%	0.95%
After expense waiver	0.95%	#	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.36%	)	(0.34%	)	(0.28% )	(0.07% )	0.10%
Portfolio turnover rate	52%		55%		33%	41%	42%

	Class S
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$12.31		$8.49		$15.28	$14.50	$14.54

Income (loss) from investment operations:
Net investment income (loss)***	(0.04)		(0.03)		(0.02)	(0.00)†	0.03
Net realized and unrealized gain (loss) on investments	3.49		3.85		(6.16)	2.34	1.05

Total income (loss) from investment operations	3.45		3.82		(6.18)	2.34	1.08

Less distributions to shareholders:
From net investment income	-		(0.00	)†	-	-	-
From net realized gains	-		-		(0.61)	(1.56)	(1.12)

Total distributions	-		(0.00	)†	(0.61)	(1.56)	(1.12)

Net asset value, end of year	$15.76		$12.31		$8.49	$15.28	$14.50

Total Return^	28.03%		45.00%		(41.00% )	16.32%	7.55%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$536,407		$364,961		$221,677	$398,427	$229,547
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%		0.87%		0.86%	0.86%	0.86%
After expense waiver	0.86%	#	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.26%	)	(0.26%	)	(0.18% )	(0.03% )	0.21%
Portfolio turnover rate	52%		55%		33%	41%	42%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  267  –

MASSMUTUAL SELECT MID CAP GROWTH EQUITY II FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$11.46		$7.97		$14.50	$13.84	$13.95

Income (loss) from investment operations:
Net investment income (loss)***	(0.13)		(0.10)		(0.12)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	3.23		3.59		(5.80)	2.22	1.01

Total income (loss) from investment operations	3.10		3.49		(5.92)	2.10	0.92

Less distributions to shareholders:
From net realized gains	-		-		(0.61)	(1.44)	(1.03)

Total distributions	-		-		(0.61)	(1.44)	(1.03)

Net asset value, end of year	$14.56		$11.46		$7.97	$14.50	$13.84

Total Return^,^^	27.05%		43.79%		(41.42% )	15.36%	6.68%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,446		$2,117		$1,207	$3,923	$2,674
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%		1.66%		1.65%	1.65%	1.65%
After expense waiver	1.65%	#	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(1.07%	)	(1.05%	)	(0.97% )	(0.79% )	(0.63% )
Portfolio turnover rate	52%		55%		33%	41%	42%

	Class Z
	Period Ended 12/31/10+
Net asset value, beginning of period	$14.67

Income (loss) from investment operations:
Net investment income (loss)***	(0.00	)†
Net realized and unrealized gain (loss) on investments	1.09

Total income (loss) from investment operations	1.09

Net asset value, end of period	$15.76

Total Return^	7.43%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	*
After expense waiver	0.75%	*#
Net investment income (loss) to average daily net assets	(0.02%	)*
Portfolio turnover rate	52%	~

*	Annualized.
**	Percentage represents results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

–  268  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$13.38	$9.65		$16.09	$15.98	$15.72

Income (loss) from investment operations:
Net investment income (loss)***	(0.15)	(0.11)		(0.06)	(0.14)	(0.13)
Net realized and unrealized gain (loss) on investments	3.14	3.84		(6.38)	1.63	1.53

Total income (loss) from investment operations	2.99	3.73		(6.44)	1.49	1.40

Less distributions to shareholders:
From net realized gains	(0.14)	-		-	(1.38)	(1.14)
Tax return of capital	-	-		-	(0.00)†	-

Total distributions	(0.14)	-		-	(1.38)	(1.14)

Net asset value, end of year	$16.23	$13.38		$9.65	$16.09	$15.98

Total Return^,^^	22.39%	38.65%		(40.02% )	9.58%	8.91%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$91,525	$75,428		$60,323	$112,757	$114,136
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%	1.53%		1.52%	1.51%	1.51%
After expense waiver	1.52% ##	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(1.02% )	(1.05%	)	(0.42% )	(0.81% )	(0.80% )
Portfolio turnover rate	99%	91%		92%	70%	84%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$13.73	$9.88		$16.43	$16.29	$15.97

Income (loss) from investment operations:
Net investment income (loss)***	(0.11)	(0.09)		(0.02)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	3.23	3.94		(6.53)	1.67	1.55

Total income (loss) from investment operations	3.12	3.85		(6.55)	1.57	1.46

Less distributions to shareholders:
From net realized gains	(0.14)	-		-	(1.43)	(1.14)
Tax return of capital	-	-		-	(0.00)†	-

Total distributions	(0.14)	-		-	(1.43)	(1.14)

Net asset value, end of year	$16.71	$13.73		$9.88	$16.43	$16.29

Total Return^	22.77%	38.97%		(39.90% )	9.90%	9.15%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$61,655	$59,458		$60,124	$111,010	$92,914
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%	1.28%		1.27%	1.26%	1.26%
After expense waiver	1.27% ##	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.78% )	(0.80%	)	(0.16% )	(0.55% )	(0.55% )
Portfolio turnover rate	99%	91%		92%	70%	84%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  269  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$13.94	$10.02		$16.64		$16.48	$16.11

Income (loss) from investment operations:
Net investment income (loss)***	(0.09)	(0.07)		(0.00	)†	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	3.29	3.99		(6.62)		1.68	1.58

Total income (loss) from investment operations	3.20	3.92		(6.62)		1.61	1.51

Less distributions to shareholders:
From net realized gains	(0.14)	-		-		(1.45)	(1.14)
Tax return of capital	-	-		-		(0.00)†	-

Total distributions	(0.14)	-		-		(1.45)	(1.14)

Net asset value, end of year	$17.00	$13.94		$10.02		$16.64	$16.48

Total Return^	23.00%	39.12%		(39.78%	)	9.99%	9.32%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$82,815	$86,922		$69,313		$121,462	$133,777
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.13%		1.12%		1.11%	1.11%
After expense waiver	1.12% ##	N/A		N/A		N/A	N/A
Net investment income (loss) to average daily net assets	(0.64% )	(0.65%	)	(0.03%	)	(0.41% )	(0.41% )
Portfolio turnover rate	99%	91%		92%		70%	84%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$14.13	$10.14		$16.82		$16.64	$16.24

Income (loss) from investment operations:
Net investment income (loss)***	(0.07)	(0.06)		0.01		(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	3.33	4.05		(6.69)		1.71	1.58

Total income (loss) from investment operations	3.26	3.99		(6.68)		1.66	1.54

Less distributions to shareholders:
From net realized gains	(0.14)	-		-		(1.48)	(1.14)
Tax return of capital	-	-		-		(0.00)†	-

Total distributions	(0.14)	-		-		(1.48)	(1.14)

Net asset value, end of year	$17.25	$14.13		$10.14		$16.82	$16.64

Total Return^	23.11%	39.35%		(39.71%	)	10.14%	9.49%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$575,724	$263,305		$178,508		$341,265	$284,413
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%	0.99%		0.98%		0.97%	0.97%
After expense waiver	0.98% ##	N/A		N/A		N/A	N/A
Net investment income (loss) to average daily net assets	(0.45% )	(0.51%	)	0.10%		(0.26% )	(0.26% )
Portfolio turnover rate	99%	91%		92%		70%	84%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  270  –

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$13.04		$9.43		$15.78	$15.70	$15.51

Income (loss) from investment operations:
Net investment income (loss)***	(0.18)		(0.15)		(0.11)	(0.19)	(0.18)
Net realized and unrealized gain (loss) on investments	3.05		3.76		(6.24)	1.61	1.51

Total income (loss) from investment operations	2.87		3.61		(6.35)	1.42	1.33

Less distributions to shareholders:
From net realized gains	(0.14)		-		-	(1.34)	(1.14)
Tax return of capital	-		-		-	(0.00)†	-

Total distributions	(0.14)		-		-	(1.34)	(1.14)

Net asset value, end of year	$15.77		$13.04		$9.43	$15.78	$15.70

Total Return^,^^	22.05%		38.28%		(40.24% )	9.28%	8.51%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$466		$515		$317	$1,105	$990
Ratio of expenses to average daily net assets:
Before expense waiver	1.82%		1.83%		1.82%	1.81%	1.81%
After expense waiver	1.82%	##	N/A		N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(1.33%	)	(1.36%	)	(0.82% )	(1.11% )	(1.11% )
Portfolio turnover rate	99%		91%		92%	70%	84%

	Class Z
	Period Ended 12/31/10+
Net asset value, beginning of period	$16.06

Income (loss) from investment operations:
Net investment income (loss)***	0.00	†
Net realized and unrealized gain (loss) on investments	1.34

Total income (loss) from investment operations	1.34

Less distributions to shareholders:
From net realized gains	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$17.26

Total Return^	8.38%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%	*
After expense waiver	0.89%	*#
Net investment income (loss) to average daily net assets	0.11%	*
Portfolio turnover rate	99%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

–  271  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class A
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.21		$5.51		$9.78	$10.40	$9.69

Income (loss) from investment operations:
Net investment income (loss)***	(0.08)		(0.04)		(0.07)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	2.45		1.74		(4.14)	0.52	1.54

Total income (loss) from investment operations	2.37		1.70		(4.21)	0.41	1.42

Less distributions to shareholders:
From net realized gains	-		-		(0.06)	(1.03)	(0.71)

Total distributions	-		-		(0.06)	(1.03)	(0.71)

Net asset value, end of year	$9.58		$7.21		$5.51	$9.78	$10.40

Total Return^,^^	32.87%		30.85%		(43.26% )	4.09%	14.95%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,123		$13,340		$13,367	$49,662	$69,380
Ratio of expenses to average daily net assets	1.57%		1.61%		1.56%	1.53%	1.55%
Net investment income (loss) to average daily net assets	(1.08%	)	(0.69%	)	(0.91% )	(1.04% )	(1.15% )
Portfolio turnover rate	98%		120%		129%	82%	102%

	Class L
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.38		$5.63		$9.96	$10.57	$9.81

Income (loss) from investment operations:
Net investment income (loss)***	(0.06)		(0.03)		(0.05)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	2.51		1.78		(4.22)	0.54	1.56

Total income (loss) from investment operations	2.45		1.75		(4.27)	0.45	1.47

Less distributions to shareholders:
From net realized gains	-		-		(0.06)	(1.06)	(0.71)

Total distributions	-		-		(0.06)	(1.06)	(0.71)

Net asset value, end of year	$9.83		$7.38		$5.63	$9.96	$10.57

Total Return^	33.20%		31.08%		(43.08% )	4.39%	15.28%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$17,323		$10,178		$8,625	$36,372	$31,256
Ratio of expenses to average daily net assets	1.32%		1.36%		1.31%	1.28%	1.30%
Net investment income (loss) to average daily net assets	(0.78%	)	(0.43%	)	(0.64% )	(0.78% )	(0.89% )
Portfolio turnover rate	98%		120%		129%	82%	102%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  272  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class Y
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.46		$5.68		$10.05	$10.65	$9.87

Income (loss) from investment operations:
Net investment income (loss)***	(0.06)		(0.04)		(0.04)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.56		1.82		(4.27)	0.54	1.57

Total income (loss) from investment operations	2.50		1.78		(4.31)	0.47	1.49

Less distributions to shareholders:
From net realized gains	-		-		(0.06)	(1.07)	(0.71)

Total distributions	-		-		(0.06)	(1.07)	(0.71)

Net asset value, end of year	$9.96		$7.46		$5.68	$10.05	$10.65

Total Return^	33.51%		31.34%		(43.10% )	4.55%	15.39%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$2,659		$4,130		$10,027	$9,779	$20,226
Ratio of expenses to average daily net assets	1.17%		1.21%		1.16%	1.13%	1.15%
Net investment income (loss) to average daily net assets	(0.73%	)	(0.58%	)	(0.53% )	(0.65% )	(0.73% )
Portfolio turnover rate	98%		120%		129%	82%	102%

	Class S
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.49		$5.70		$10.07	$10.69	$9.90

Income (loss) from investment operations:
Net investment income (loss)***	(0.05)		(0.02)		(0.04)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	2.57		1.81		(4.27)	0.54	1.57

Total income (loss) from investment operations	2.52		1.79		(4.31)	0.47	1.50

Less distributions to shareholders:
From net realized gains	-		-		(0.06)	(1.09)	(0.71)

Total distributions	-		-		(0.06)	(1.09)	(0.71)

Net asset value, end of year	$10.01		$7.49		$5.70	$10.07	$10.69

Total Return^	33.64%		31.40%		(43.07% )	4.60%	15.44%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$30,487		$21,869		$21,210	$49,168	$39,194
Ratio of expenses to average daily net assets	1.13%		1.17%		1.12%	1.09%	1.11%
Net investment income (loss) to average daily net assets	(0.60%	)	(0.25%	)	(0.48% )	(0.60% )	(0.70% )
Portfolio turnover rate	98%		120%		129%	82%	102%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  273  –

MASSMUTUAL SELECT SMALL COMPANY GROWTH FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.04		$5.40		$9.61	$10.20	$9.54

Income (loss) from investment operations:
Net investment income (loss)***	(0.10)		(0.06)		(0.09)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	2.39		1.70		(4.06)	0.51	1.52

Total income (loss) from investment operations	2.29		1.64		(4.15)	0.37	1.37

Less distributions to shareholders:
From net realized gains	-		-		(0.06)	(0.96)	(0.71)

Total distributions	-		-		(0.06)	(0.96)	(0.71)

Net asset value, end of year	$9.33		$7.04		$5.40	$9.61	$10.20

Total Return^,^^	32.53%		30.37%		(43.46% )	3.85%	14.66%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$249		$159		$154	$391	$786
Ratio of expenses to average daily net assets	1.87%		1.91%		1.86%	1.83%	1.85%
Net investment income (loss) to average daily net assets	(1.33%	)	(0.98%	)	(1.21% )	(1.34% )	(1.44% )
Portfolio turnover rate	98%		120%		129%	82%	102%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  274  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.91	$4.95		$10.48		$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.11		0.24		0.14	0.00	†
Net realized and unrealized gain (loss) on investments	0.25	1.85		(5.77)		0.70	0.07

Total income (loss) from investment operations	0.33	1.96		(5.53)		0.84	0.07

Less distributions to shareholders:
From net investment income	(0.19)	-		-		(0.21)	(0.01)
From net realized gains	-	-		-		(0.21)	-

Total distributions	(0.19)	-		-		(0.42)	(0.01)

Net asset value, end of period	$7.05	$6.91		$4.95		$10.48	$10.06

Total Return^,^^	4.90%	39.60%		(52.77%	)	8.38%	0.68%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,296	$1,721		$40,897		$394	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%	1.60%		1.56%		1.59%	8.81%	*
After expense waiver	1.42% #	1.42%	#	1.42%	#	1.42% #	1.42%	*#
Net investment income (loss) to average daily net assets	1.17%	2.10%		3.00%		1.30%	0.97%	*
Portfolio turnover rate	65%	61%		34%		18%	0%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.93	$4.97		$10.50		$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.09	0.11		0.23		0.20	0.01
Net realized and unrealized gain (loss) on investments	0.26	1.90		(5.76)		0.66	0.06

Total income (loss) from investment operations	0.35	2.01		(5.53)		0.86	0.07

Less distributions to shareholders:
From net investment income	(0.22)	(0.05)		-		(0.21)	(0.01)
From net realized gains	-	-		-		(0.21)	-

Total distributions	(0.22)	(0.05)		-		(0.42)	(0.01)

Net asset value, end of period	$7.06	$6.93		$4.97		$10.50	$10.06

Total Return^	5.06%	40.55%		(52.67%	)	8.66%	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$33,000	$32,559		$23,604		$48,459	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%	1.35%		1.31%		1.34%	8.56%	*
After expense waiver	1.17% #	1.17%	#	1.17%	#	1.17% #	1.17%	*#
Net investment income (loss) to average daily net assets	1.38%	1.98%		2.76%		1.88%	1.23%	*
Portfolio turnover rate	65%	61%		34%		18%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  275  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.93	$4.97	$10.49		$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.10	0.11	0.12		0.15	0.01
Net realized and unrealized gain (loss) on investments	0.25	1.91	(5.64)		0.72	0.06

Total income (loss) from investment operations	0.35	2.02	(5.52)		0.87	0.07

Less distributions to shareholders:
From net investment income	(0.22)	(0.06)	-		(0.23)	(0.01)
From net realized gains	-	-	-		(0.21)	-

Total distributions	(0.22)	(0.06)	-		(0.44)	(0.01)

Net asset value, end of period	$7.06	$6.93	$4.97		$10.49	$10.06

Total Return^	5.15%	40.65%	(52.62%	)	8.73%	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$7,467	$7,034	$5,478		$846	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%	1.20%	1.16%		1.19%	8.41%	*
After expense waiver	1.09% #	1.09% #	1.09%	#	1.09% #	1.09%	*#
Net investment income (loss) to average daily net assets	1.46%	1.93%	1.83%		1.37%	1.32%	*
Portfolio turnover rate	65%	61%	34%		18%	0%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.94	$4.98	$10.50		$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.10	0.11	0.25		0.21	0.01
Net realized and unrealized gain (loss) on investments	0.27	1.92	(5.77)		0.67	0.06

Total income (loss) from investment operations	0.37	2.03	(5.52)		0.88	0.07

Less distributions to shareholders:
From net investment income	(0.23)	(0.07)	-		(0.23)	(0.01)
From net realized gains	-	-	-		(0.21)	-

Total distributions	(0.23)	(0.07)	-		(0.44)	(0.01)

Net asset value, end of period	$7.08	$6.94	$4.98		$10.50	$10.06

Total Return^	5.39%	40.70%	(52.57%	)	8.86%	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$102,970	$93,253	$60,987		$114,090	$11,404
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.10%	1.06%		1.09%	8.30%	*
After expense waiver	0.99% #	0.99% #	0.99%	#	0.99% #	0.99%	*#
Net investment income (loss) to average daily net assets	1.57%	2.00%	3.02%		1.94%	1.40%	*
Portfolio turnover rate	65%	61%	34%		18%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  276  –

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.89	$4.94	$10.50		$10.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.06	0.07	0.18		0.14	0.00	†
Net realized and unrealized gain (loss) on investments	0.24	1.90	(5.74)		0.66	0.07

Total income (loss) from investment operations	0.30	1.97	(5.56)		0.80	0.07

Less distributions to shareholders:
From net investment income	(0.18)	(0.02)	-		(0.15)	(0.01)
From net realized gains	-	-	-		(0.21)	-

Total distributions	(0.18)	(0.02)	-		(0.36)	(0.01)

Net asset value, end of period	$7.01	$6.89	$4.94		$10.50	$10.06

Total Return^,^^	4.41%	39.98%	(52.95%	)	8.03%	0.67%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$70	$70	$50		$105	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.91%	1.90%	1.86%		1.89%	9.11%	*
After expense waiver	1.72% #	1.72% #	1.72%	#	1.72% #	1.72%	*#
Net investment income (loss) to average daily net assets	0.86%	1.28%	2.23%		1.28%	0.67%	*
Portfolio turnover rate	65%	61%	34%		18%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 14, 2006 (commencement of operations) through December 31, 2006.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  277  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.61	$4.68		$11.33	$12.80	$10.95

Income (loss) from investment operations:
Net investment income (loss)***	0.05	0.05		0.15	0.17	0.21
Net realized and unrealized gain (loss) on investments	0.65	1.88		(4.52)	0.31	2.78

Total income (loss) from investment operations	0.70	1.93		(4.37)	0.48	2.99

Less distributions to shareholders:
From net investment income	(0.08)	-		(0.53)	(0.05)	(0.19)
From net realized gains	-	-		(0.34)	(1.90)	(0.95)
Tax return of capital	-	-		(1.41)	-	-

Total distributions	(0.08)	-		(2.28)	(1.95)	(1.14)

Net asset value, end of year	$7.23	$6.61		$4.68	$11.33	$12.80

Total Return^,^^	10.75%	41.24%		(39.25% )	3.71%	27.38%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$59,596	$63,979		$48,153	$261,364	$299,546
Ratio of expenses to average daily net assets:
Before expense waiver	1.63%	1.62%		1.60%	1.60%	1.61%
After expense waiver	1.51% #	1.52%	#	1.50% #	1.50% #	1.53% #
Net investment income (loss) to average daily net assets	0.81%	1.03%		1.57%	1.27%	1.66%
Portfolio turnover rate	40%	61%		63%	44%	36%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.66	$4.70		$11.42	$12.88	$11.00

Income (loss) from investment operations:
Net investment income (loss)***	0.07	0.07		0.21	0.20	0.24
Net realized and unrealized gain (loss) on investments	0.64	1.89		(4.61)	0.33	2.80

Total income (loss) from investment operations	0.71	1.96		(4.40)	0.53	3.04

Less distributions to shareholders:
From net investment income	(0.09)	-		(0.55)	(0.09)	(0.21)
From net realized gains	-	-		(0.34)	(1.90)	(0.95)
Tax return of capital	-	-		(1.43)	-	-

Total distributions	(0.09)	-		(2.32)	(1.99)	(1.16)

Net asset value, end of year	$7.28	$6.66		$4.70	$11.42	$12.88

Total Return^	10.95%	41.70%		(39.21% )	4.05%	27.66%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$149,245	$151,443		$149,950	$328,071	$283,387
Ratio of expenses to average daily net assets:
Before expense waiver	1.38%	1.37%		1.35%	1.35%	1.36%
After expense waiver	1.26% #	1.27%	#	1.25% #	1.25% #	1.28% #
Net investment income (loss) to average daily net assets	1.04%	1.41%		2.22%	1.47%	1.90%
Portfolio turnover rate	40%	61%		63%	44%	36%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  278  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.69	$4.72	$11.45	$12.91	$11.03

Income (loss) from investment operations:
Net investment income (loss)***	0.07	0.07	0.22	0.24	0.24
Net realized and unrealized gain (loss) on investments	0.65	1.90	(4.63)	0.30	2.81

Total income (loss) from investment operations	0.72	1.97	(4.41)	0.54	3.05

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.54)	(0.10)	(0.22)
From net realized gains	-	-	(0.34)	(1.90)	(0.95)
Tax return of capital	-	-	(1.44)	-	-

Total distributions	(0.10)	-	(2.32)	(2.00)	(1.17)

Net asset value, end of year	$7.31	$6.69	$4.72	$11.45	$12.91

Total Return^	10.97%	41.74%	(39.15% )	4.14%	27.67%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$83,409	$97,912	$68,982	$163,726	$248,042
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%	1.22%	1.20%	1.20%	1.21%
After expense waiver	1.21% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.10%	1.28%	2.33%	1.76%	1.95%
Portfolio turnover rate	40%	61%	63%	44%	36%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.72	$4.74	$11.48	$12.94	$11.05

Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.08	0.22	0.20	0.26
Net realized and unrealized gain (loss) on investments	0.64	1.90	(4.63)	0.35	2.81

Total income (loss) from investment operations	0.72	1.98	(4.41)	0.55	3.07

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.55)	(0.11)	(0.23)
From net realized gains	-	-	(0.34)	(1.90)	(0.95)
Tax return of capital	-	-	(1.44)	-	-

Total distributions	(0.10)	-	(2.33)	(2.01)	(1.18)

Net asset value, end of year	$7.34	$6.72	$4.74	$11.48	$12.94

Total Return^	10.97%	41.77%	(39.09% )	4.21%	27.77%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$276,053	$257,075	$206,904	$505,917	$458,067
Ratio of expenses to average daily net assets:
Before expense waiver	1.19%	1.17%	1.15%	1.15%	1.16%
After expense waiver	1.16% #	N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	1.15%	1.40%	2.33%	1.50%	2.05%
Portfolio turnover rate	40%	61%	63%	44%	36%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  279  –

MASSMUTUAL SELECT OVERSEAS FUND

	Class N
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$6.48		$4.60		$11.19	$12.67	$10.86

Income (loss) from investment operations:
Net investment income (loss)***	0.02		0.04		0.15	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.65		1.84		(4.49)	0.33	2.74

Total income (loss) from investment operations	0.67		1.88		(4.34)	0.45	2.91

Less distributions to shareholders:
From net investment income	-		-		(0.52)	(0.03)	(0.15)
From net realized gains	-		-		(0.34)	(1.90)	(0.95)
Tax return of capital	-		-		(1.39)	-	-

Total distributions	-		-		(2.25)	(1.93)	(1.10)

Net asset value, end of year	$7.15		$6.48		$4.60	$11.19	$12.67

Total Return^,^^	10.34%		40.87%		(39.45% )	3.47%	26.91%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$238		$963		$892	$3,122	$2,462
Ratio of expenses to average daily net assets:
Before expense waiver	1.92%		1.92%		1.90%	1.90%	1.91%
After expense waiver	1.81%	#	1.82%	#	1.80% #	1.80% #	1.83% #
Net investment income (loss) to average daily net assets	0.37%		0.79%		1.58%	0.91%	1.40%
Portfolio turnover rate	40%		61%		63%	44%	36%

	Class Z
	Period Ended 12/31/10+
Net asset value, beginning of period	$7.13

Income (loss) from investment operations:
Net investment income (loss)***	(0.00	)†
Net realized and unrealized gain (loss) on investments	0.21

Total income (loss) from investment operations	0.21

Net asset value, end of period	$7.34

Total Return^	2.95%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$103
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%	*
After expense waiver	0.95%	*#
Net investment income (loss) to average daily net assets	(0.04%	)
Portfolio turnover rate	40%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

–  280  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.15	$7.65	$9.95	$10.23	$10.18

Income (loss) from investment operations:
Net investment income (loss)***	0.19	0.16	0.39	0.34	0.33
Net realized and unrealized gain (loss) on investments	0.68	1.34	(2.01)	0.18	0.20

Total income (loss) from investment operations	0.87	1.50	(1.62)	0.52	0.53

Less distributions to shareholders:
From net investment income	(0.23)	-	(0.40)	(0.41)	(0.33)
From net realized gains	-	-	(0.22)	(0.39)	(0.15)
Tax return of capital	-	-	(0.06)	-	-

Total distributions	(0.23)	-	(0.68)	(0.80)	(0.48)

Net asset value, end of year	$9.79	$9.15	$7.65	$9.95	$10.23

Total Return^,^^	9.67%	19.61%	(16.46% )	5.10%	5.14%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$35,125	$34,104	$43,223	$52,667	$51,843
Ratio of expenses to average daily net assets	0.52%	0.52%	0.49%	0.48%	0.47%
Net investment income (loss) to average daily net assets	1.99%	1.94%	4.27%	3.24%	3.22%
Portfolio turnover rate	32%	36%	35%	42%	27%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.22	$7.69	$9.99	$10.27	$10.22

Income (loss) from investment operations:
Net investment income (loss)***	0.21	0.17	0.34	0.36	0.32
Net realized and unrealized gain (loss) on investments	0.69	1.36	(1.95)	0.19	0.23

Total income (loss) from investment operations	0.90	1.53	(1.61)	0.55	0.55

Less distributions to shareholders:
From net investment income	(0.25)	-	(0.41)	(0.44)	(0.35)
From net realized gains	-	-	(0.22)	(0.39)	(0.15)
Tax return of capital	-	-	(0.06)	-	-

Total distributions	(0.25)	-	(0.69)	(0.83)	(0.50)

Net asset value, end of year	$9.87	$9.22	$7.69	$9.99	$10.27

Total Return^	9.98%	19.90%	(16.29% )	5.43%	5.34%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$37,663	$38,375	$55,874	$88,901	$94,347
Ratio of expenses to average daily net assets	0.27%	0.27%	0.24%	0.23%	0.22%
Net investment income (loss) to average daily net assets	2.21%	2.05%	3.61%	3.45%	3.13%
Portfolio turnover rate	32%	36%	35%	42%	27%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  281  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.23	$7.68	$9.99	$10.27	$10.22

Income (loss) from investment operations:
Net investment income (loss)***	0.24	0.16	0.37	0.31	0.38
Net realized and unrealized gain (loss) on investments	0.67	1.39	(1.97)	0.25	0.18

Total income (loss) from investment operations	0.91	1.55	(1.60)	0.56	0.56

Less distributions to shareholders:
From net investment income	(0.26)	-	(0.42)	(0.45)	(0.36)
From net realized gains	-	-	(0.22)	(0.39)	(0.15)
Tax return of capital	-	-	(0.07)	-	-

Total distributions	(0.26)	-	(0.71)	(0.84)	(0.51)

Net asset value, end of year	$9.88	$9.23	$7.68	$9.99	$10.27

Total Return^	10.09%	20.18%	(16.20% )	5.47%	5.45%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$19,112	$18,370	$58,457	$94,210	$125,831
Ratio of expenses to average daily net assets	0.17%	0.17%	0.14%	0.14%	0.12%
Net investment income (loss) to average daily net assets	2.51%	1.98%	3.94%	2.92%	3.62%
Portfolio turnover rate	32%	36%	35%	42%	27%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.22	$7.68	$9.98	$10.27	$10.22

Income (loss) from investment operations:
Net investment income (loss)***	0.18	0.18	0.36	0.40	0.35
Net realized and unrealized gain (loss) on investments	0.73	1.36	(1.95)	0.16	0.21

Total income (loss) from investment operations	0.91	1.54	(1.59)	0.56	0.56

Less distributions to shareholders:
From net investment income	(0.27)	-	(0.42)	(0.46)	(0.36)
From net realized gains	-	-	(0.22)	(0.39)	(0.15)
Tax return of capital	-	-	(0.07)	-	-

Total distributions	(0.27)	-	(0.71)	(0.85)	(0.51)

Net asset value, end of year	$9.86	$9.22	$7.68	$9.98	$10.27

Total Return^	10.04%	20.05%	(16.17% )	5.55%	5.47%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,462	$14,963	$16,279	$10,579	$8,773
Ratio of expenses to average daily net assets	0.15%	0.15%	0.12%	0.11%	0.10%
Net investment income (loss) to average daily net assets	1.92%	2.17%	3.86%	3.79%	3.41%
Portfolio turnover rate	32%	36%	35%	42%	27%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  282  –

MASSMUTUAL SELECT DESTINATION RETIREMENT INCOME FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.16	$7.68	$9.98	$10.26	$10.21

Income (loss) from investment operations:
Net investment income (loss)***	0.16	0.16	0.32	0.31	0.30
Net realized and unrealized gain (loss) on investments	0.69	1.32	(1.98)	0.18	0.20

Total income (loss) from investment operations	0.85	1.48	(1.66)	0.49	0.50

Less distributions to shareholders:
From net investment income	(0.21)	-	(0.36)	(0.38)	(0.30)
From net realized gains	-	-	(0.22)	(0.39)	(0.15)
Tax return of capital	-	-	(0.06)	-	-

Total distributions	(0.21)	-	(0.64)	(0.77)	(0.45)

Net asset value, end of year	$9.80	$9.16	$7.68	$9.98	$10.26

Total Return^,^^	9.40%	19.27%	(16.76% )	4.78%	4.83%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$104	$105	$89	$124	$121
Ratio of expenses to average daily net assets	0.82%	0.82%	0.79%	0.78%	0.77%
Net investment income (loss) to average daily net assets	1.66%	1.98%	3.42%	3.01%	2.95%
Portfolio turnover rate	32%	36%	35%	42%	27%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  283  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.18	$7.37	$10.64	$10.77	$10.57

Income (loss) from investment operations:
Net investment income (loss)***	0.15	0.12	0.23	0.31	0.33
Net realized and unrealized gain (loss) on investments	0.88	1.69	(2.86)	0.27	0.34

Total income (loss) from investment operations	1.03	1.81	(2.63)	0.58	0.67

Less distributions to shareholders:
From net investment income	(0.19)	-	(0.30)	(0.38)	(0.31)
From net realized gains	-	-	(0.24)	(0.33)	(0.16)
Tax return of capital	-	-	(0.10)	-	-

Total distributions	(0.19)	-	(0.64)	(0.71)	(0.47)

Net asset value, end of year	$10.02	$9.18	$7.37	$10.64	$10.77

Total Return^,^^	11.45%	24.56%	(25.05% )	5.51%	6.39%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$32,254	$35,657	$38,451	$72,786	$54,312
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	0.54%	0.52%	0.51%	0.52%
After expense waiver	N/A	N/A	N/A	0.51% ##	0.50% #
Net investment income (loss) to average daily net assets	1.57%	1.55%	2.40%	2.77%	3.10%
Portfolio turnover rate	38%	39%	35%	43%	34%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.24	$7.39	$10.69	$10.82	$10.60

Income (loss) from investment operations:
Net investment income (loss)***	0.18	0.11	0.26	0.34	0.36
Net realized and unrealized gain (loss) on investments	0.88	1.74	(2.89)	0.27	0.35

Total income (loss) from investment operations	1.06	1.85	(2.63)	0.61	0.71

Less distributions to shareholders:
From net investment income	(0.21)	-	(0.32)	(0.41)	(0.33)
From net realized gains	-	-	(0.24)	(0.33)	(0.16)
Tax return of capital	-	-	(0.11)	-	-

Total distributions	(0.21)	-	(0.67)	(0.74)	(0.49)

Net asset value, end of year	$10.09	$9.24	$7.39	$10.69	$10.82

Total Return^	11.74%	25.03%	(24.95% )	5.82%	6.69%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$13,103	$13,710	$35,333	$59,582	$47,387
Ratio of expenses to average daily net assets:
Before expense waiver	0.29%	0.29%	0.27%	0.26%	0.27%
After expense waiver	N/A	N/A	N/A	0.26% ##	0.25% #
Net investment income (loss) to average daily net assets	1.84%	1.39%	2.68%	3.02%	3.35%
Portfolio turnover rate	38%	39%	35%	43%	34%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  284  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.25	$7.39	$10.69	$10.82	$10.61

Income (loss) from investment operations:
Net investment income (loss)***	0.20	0.13	0.27	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.88	1.73	(2.89)	0.26	0.32

Total income (loss) from investment operations	1.08	1.86	(2.62)	0.62	0.71

Less distributions to shareholders:
From net investment income	(0.23)	-	(0.33)	(0.42)	(0.34)
From net realized gains	-	-	(0.24)	(0.33)	(0.16)
Tax return of capital	-	-	(0.11)	-	-

Total distributions	(0.23)	-	(0.68)	(0.75)	(0.50)

Net asset value, end of year	$10.10	$9.25	$7.39	$10.69	$10.82

Total Return^	11.89%	25.17%	(24.84% )	5.84%	6.77%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$27,844	$27,126	$39,901	$79,314	$57,929
Ratio of expenses to average daily net assets:
Before expense waiver	0.19%	0.19%	0.17%	0.16%	0.17%
After expense waiver	N/A	N/A	N/A	0.16% ##	0.15% #
Net investment income (loss) to average daily net assets	2.14%	1.69%	2.78%	3.23%	3.62%
Portfolio turnover rate	38%	39%	35%	43%	34%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.26	$7.40	$10.70	$10.83	$10.61

Income (loss) from investment operations:
Net investment income (loss)***	0.14	0.17	0.29	0.42	0.40
Net realized and unrealized gain (loss) on investments	0.94	1.69	(2.90)	0.21	0.33

Total income (loss) from investment operations	1.08	1.86	(2.61)	0.63	0.73

Less distributions to shareholders:
From net investment income	(0.23)	-	(0.34)	(0.43)	(0.35)
From net realized gains	-	-	(0.24)	(0.33)	(0.16)
Tax return of capital	-	-	(0.11)	-	-

Total distributions	(0.23)	-	(0.69)	(0.76)	(0.51)

Net asset value, end of year	$10.11	$9.26	$7.40	$10.70	$10.83

Total Return^	11.95%	25.14%	(24.75% )	5.92%	6.90%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$33,281	$43,844	$32,208	$38,230	$17,935
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%	0.14%	0.12%	0.11%	0.12%
After expense waiver	N/A	N/A	N/A	0.11% ##	0.10% #
Net investment income (loss) to average daily net assets	1.52%	2.07%	2.98%	3.73%	3.66%
Portfolio turnover rate	38%	39%	35%	43%	34%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  285  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2010 FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$9.18	$7.38	$10.64	$10.80	$10.60

Income (loss) from investment operations:
Net investment income (loss)***	0.12	0.10	0.20	0.43	0.32
Net realized and unrealized gain (loss) on investments	0.88	1.70	(2.85)	0.12	0.32

Total income (loss) from investment operations	1.00	1.80	(2.65)	0.55	0.64

Less distributions to shareholders:
From net investment income	(0.16)	-	(0.28)	(0.38)	(0.28)
From net realized gains	-	-	(0.24)	(0.33)	(0.16)
Tax return of capital	-	-	(0.09)	-	-

Total distributions	(0.16)	-	(0.61)	(0.71)	(0.44)

Net asset value, end of year	$10.02	$9.18	$7.38	$10.64	$10.80

Total Return^,^^	11.03%	24.39%	(25.30% )	5.14%	6.14%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$513	$553	$499	$859	$249
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.84%	0.82%	0.81%	0.82%
After expense waiver	N/A	N/A	N/A	0.81% ##	0.80% #
Net investment income (loss) to average daily net assets	1.29%	1.29%	2.07%	3.89%	3.00%
Portfolio turnover rate	38%	39%	35%	43%	34%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  286  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2015 FUND

	Class A		Class L		Class Y		Class S
	Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.31		0.19		0.19		0.20
Net realized and unrealized gain (loss) on investments	0.61		0.75		0.76		0.75

Total income (loss) from investment operations	0.92		0.94		0.95		0.95

Less distribution to shareholders:
From net investment income	(0.20)		(0.20)		(0.21)		(0.21)
From net realized gains	(0.01)		(0.01)		(0.01)		(0.01)

Total distributions	(0.21)		(0.21)		(0.22)		(0.22)

Net asset value, end of period	$10.71		$10.73		$10.73		$10.73

Total Return^	9.17%	^^,**	9.43%	**	9.52%	**	9.54%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$302		$111		$143		$767
Ratio of expenses to average daily net assets:
Before expense waiver	5.22%	*	4.97%	*	4.87%	*	4.82%	*
After expense waiver	0.50%	*#	0.25%	*#	0.15%	*#	0.10%	*#
Net investment income (loss) to average daily net assets	4.01%	*	2.47%	*	2.53%	*	2.60%	*
Portfolio turnover rate	12%	**	12%	**	12%	**	12%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  287  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.67	$6.65	$10.77	$11.20	$10.91

Income (loss) from investment operations:
Net investment income (loss)***	0.11	0.07	0.17	0.19	0.26
Net realized and unrealized gain (loss) on investments	1.05	1.95	(3.60)	0.37	0.57

Total income (loss) from investment operations	1.16	2.02	(3.43)	0.56	0.83

Less distributions to shareholders:
From net investment income	(0.13)	-	(0.21)	(0.31)	(0.25)
From net realized gains	-	-	(0.36)	(0.68)	(0.29)
Tax return of capital	-	-	(0.12)	-	-

Total distributions	(0.13)	-	(0.69)	(0.99)	(0.54)

Net asset value, end of year	$9.70	$8.67	$6.65	$10.77	$11.20

Total Return^,^^	13.61%	30.38%	(32.66% )	5.14%	7.72%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$94,230	$94,170	$88,113	$173,715	$144,228
Ratio of expenses to average daily net assets	0.51%	0.51%	0.50%	0.50%	0.50%
Net investment income (loss) to average daily net assets	1.25%	0.96%	1.80%	1.63%	2.32%
Portfolio turnover rate	32%	30%	32%	49%	32%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.74	$6.68	$10.83	$11.25	$10.96

Income (loss) from investment operations:
Net investment income (loss)***	0.13	0.08	0.19	0.20	0.25
Net realized and unrealized gain (loss) on investments	1.06	1.98	(3.62)	0.40	0.60

Total income (loss) from investment operations	1.19	2.06	(3.43)	0.60	0.85

Less distributions to shareholders:
From net investment income	(0.15)	-	(0.24)	(0.34)	(0.27)
From net realized gains	-	-	(0.36)	(0.68)	(0.29)
Tax return of capital	-	-	(0.12)	-	-

Total distributions	(0.15)	-	(0.72)	(1.02)	(0.56)

Net asset value, end of year	$9.78	$8.74	$6.68	$10.83	$11.25

Total Return^	13.86%	30.84%	(32.52% )	5.43%	7.87%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$109,419	$114,640	$137,142	$266,837	$273,584
Ratio of expenses to average daily net assets	0.26%	0.26%	0.25%	0.25%	0.24%
Net investment income (loss) to average daily net assets	1.46%	1.09%	2.00%	1.71%	2.19%
Portfolio turnover rate	32%	30%	32%	49%	32%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  288  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.73	$6.67	$10.82	$11.25	$10.95

Income (loss) from investment operations:
Net investment income (loss)***	0.15	0.09	0.21	0.23	0.30
Net realized and unrealized gain (loss) on investments	1.05	1.97	(3.63)	0.37	0.58

Total income (loss) from investment operations	1.20	2.06	(3.42)	0.60	0.88

Less distributions to shareholders:
From net investment income	(0.16)	-	(0.24)	(0.35)	(0.29)
From net realized gains	-	-	(0.36)	(0.68)	(0.29)
Tax return of capital	-	-	(0.13)	-	-

Total distributions	(0.16)	-	(0.73)	(1.03)	(0.58)

Net asset value, end of year	$9.77	$8.73	$6.67	$10.82	$11.25

Total Return^	14.01%	30.88%	(32.43% )	5.45%	8.08%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$67,560	$63,845	$77,838	$135,650	$105,565
Ratio of expenses to average daily net assets	0.16%	0.16%	0.15%	0.15%	0.15%
Net investment income (loss) to average daily net assets	1.72%	1.18%	2.27%	2.01%	2.66%
Portfolio turnover rate	32%	30%	32%	49%	32%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.74	$6.68	$10.84	$11.26	$10.96

Income (loss) from investment operations:
Net investment income (loss)***	0.14	0.11	0.21	0.25	0.30
Net realized and unrealized gain (loss) on investments	1.07	1.95	(3.64)	0.36	0.58

Total income (loss) from investment operations	1.21	2.06	(3.43)	0.61	0.88

Less distributions to shareholders:
From net investment income	(0.16)	-	(0.24)	(0.35)	(0.29)
From net realized gains	-	-	(0.36)	(0.68)	(0.29)
Tax return of capital	-	-	(0.13)	-	-

Total distributions	(0.16)	-	(0.73)	(1.03)	(0.58)

Net asset value, end of year	$9.79	$8.74	$6.68	$10.84	$11.26

Total Return^	14.18%	30.84%	(32.42% )	5.59%	8.12%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$104,532	$100,371	$65,951	$95,204	$66,802
Ratio of expenses to average daily net assets	0.11%	0.11%	0.10%	0.10%	0.10%
Net investment income (loss) to average daily net assets	1.56%	1.49%	2.28%	2.20%	2.69%
Portfolio turnover rate	32%	30%	32%	49%	32%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  289  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2020 FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.64	$6.65	$10.78	$11.22	$10.94

Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.04	0.19	0.19	0.21
Net realized and unrealized gain (loss) on investments	1.05	1.95	(3.64)	0.34	0.58

Total income (loss) from investment operations	1.13	1.99	(3.45)	0.53	0.79

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.21)	(0.29)	(0.22)
From net realized gains	-	-	(0.36)	(0.68)	(0.29)
Tax return of capital	-	-	(0.11)	-	-

Total distributions	(0.10)	-	(0.68)	(0.97)	(0.51)

Net asset value, end of year	$9.67	$8.64	$6.65	$10.78	$11.22

Total Return^,^^	13.31%	29.92%	(32.85% )	4.86%	7.31%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$586	$554	$426	$510	$309
Ratio of expenses to average daily net assets	0.81%	0.82%	0.80%	0.80%	0.80%
Net investment income (loss) to average daily net assets	0.94%	0.57%	2.11%	1.69%	1.93%
Portfolio turnover rate	32%	30%	32%	49%	32%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  290  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2025 FUND

	Class A		Class L		Class Y		Class S
	Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.24		0.15		0.16		0.16
Net realized and unrealized gain (loss) on investments	0.76		0.86		0.86		0.86

Total income (loss) from investment operations	1.00		1.01		1.02		1.02

Less distributions to shareholders:
From net investment income	(0.16)		(0.16)		(0.17)		(0.17)

Total distributions	(0.16)		(0.16)		(0.17)		(0.17)

Net asset value, end of period	$10.84		$10.85		$10.85		$10.85

Total Return^	9.98%	^^,**	10.13%	**	10.21%	**	10.25%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$249		$110		$110		$772
Ratio of expenses to average daily net assets:
Before expense waiver	5.44%	*	5.19%	*	5.09%	*	5.04%	*
After expense waiver	0.50%	*#	0.25%	*#	0.15%	*#	0.10%	*#
Net investment income (loss) to average daily net assets	3.10%	*	1.98%	*	2.09%	*	2.13%	*
Portfolio turnover rate	11%	**	11%	**	11%	**	11%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  291  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.58	$6.46	$11.49	$12.05	$11.50

Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.04	0.12	0.12	0.15
Net realized and unrealized gain (loss) on investments	1.16	2.08	(4.35)	0.57	0.95

Total income (loss) from investment operations	1.24	2.12	(4.23)	0.69	1.10

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.15)	(0.26)	(0.18)
From net realized gains	-	-	(0.53)	(0.99)	(0.37)
Tax return of capital	-	-	(0.12)	-	-

Total distributions	(0.10)	-	(0.80)	(1.25)	(0.55)

Net asset value, end of year	$9.72	$8.58	$6.46	$11.49	$12.05

Total Return^,^^	14.62%	32.82%	(38.13% )	5.76%	9.70%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$73,970	$71,661	$71,231	$142,956	$112,499
Ratio of expenses to average daily net assets:
Before expense waiver	0.51%	0.52%	0.50%	0.50%	0.50%
After expense waiver	N/A	N/A	N/A	0.50% ##	N/A
Net investment income (loss) to average daily net assets	0.95%	0.50%	1.22%	0.96%	1.31%
Portfolio turnover rate	29%	34%	31%	52%	34%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.66	$6.50	$11.56	$12.11	$11.55

Income (loss) from investment operations:
Net investment income (loss)***	0.10	0.05	0.14	0.13	0.15
Net realized and unrealized gain (loss) on investments	1.17	2.11	(4.37)	0.59	0.98

Total income (loss) from investment operations	1.27	2.16	(4.23)	0.72	1.13

Less distributions to shareholders:
From net investment income	(0.12)	-	(0.17)	(0.28)	(0.20)
From net realized gains	-	-	(0.53)	(0.99)	(0.37)
Tax return of capital	-	-	(0.13)	-	-

Total distributions	(0.12)	-	(0.83)	(1.27)	(0.57)

Net asset value, end of year	$9.81	$8.66	$6.50	$11.56	$12.11

Total Return^	14.86%	33.23%	(37.94% )	6.01%	9.93%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$83,008	$91,974	$107,171	$217,725	$211,382
Ratio of expenses to average daily net assets:
Before expense waiver	0.26%	0.27%	0.26%	0.25%	0.25%
After expense waiver	N/A	N/A	N/A	0.25% ##	N/A
Net investment income (loss) to average daily net assets	1.14%	0.69%	1.44%	1.07%	1.28%
Portfolio turnover rate	29%	34%	31%	52%	34%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  292  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.65	$6.48	$11.55	$12.10	$11.54

Income (loss) from investment operations:
Net investment income (loss)***	0.12	0.06	0.16	0.16	0.22
Net realized and unrealized gain (loss) on investments	1.16	2.11	(4.39)	0.57	0.93

Total income (loss) from investment operations	1.28	2.17	(4.23)	0.73	1.15

Less distributions to shareholders:
From net investment income	(0.13)	-	(0.17)	(0.29)	(0.22)
From net realized gains	-	-	(0.53)	(0.99)	(0.37)
Tax return of capital	-	-	(0.14)	-	-

Total distributions	(0.13)	-	(0.84)	(1.28)	(0.59)

Net asset value, end of year	$9.80	$8.65	$6.48	$11.55	$12.10

Total Return^	15.03%	33.49%	(37.97% )	6.13%	10.05%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$56,940	$54,828	$54,289	$89,727	$68,388
Ratio of expenses to average daily net assets:
Before expense waiver	0.16%	0.17%	0.16%	0.15%	0.15%
After expense waiver	N/A	N/A	N/A	0.15% ##	N/A
Net investment income (loss) to average daily net assets	1.40%	0.84%	1.72%	1.27%	1.82%
Portfolio turnover rate	29%	34%	31%	52%	34%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.67	$6.49	$11.57	$12.11	$11.55

Income (loss) from investment operations:
Net investment income (loss)***	0.12	0.08	0.16	0.18	0.20
Net realized and unrealized gain (loss) on investments	1.15	2.10	(4.40)	0.57	0.95

Total income (loss) from investment operations	1.27	2.18	(4.24)	0.75	1.15

Less distributions to shareholders:
From net investment income	(0.13)	-	(0.17)	(0.30)	(0.22)
From net realized gains	-	-	(0.53)	(0.99)	(0.37)
Tax return of capital	-	-	(0.14)	-	-

Total distributions	(0.13)	-	(0.84)	(1.29)	(0.59)

Net asset value, end of year	$9.81	$8.67	$6.49	$11.57	$12.11

Total Return^	14.95%	33.59%	(37.94% )	6.18%	10.17%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$86,541	$75,977	$41,482	$68,224	$42,835
Ratio of expenses to average daily net assets:
Before expense waiver	0.11%	0.12%	0.11%	0.10%	0.10%
After expense waiver	N/A	N/A	N/A	0.10% ##	N/A
Net investment income (loss) to average daily net assets	1.34%	1.09%	1.62%	1.46%	1.66%
Portfolio turnover rate	29%	34%	31%	52%	34%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  293  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2030 FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.58	$6.47	$11.51	$12.07	$11.52

Income (loss) from investment operations:
Net investment income (loss)***	0.06	0.02	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investments	1.14	2.09	(4.37)	0.57	0.98

Total income (loss) from investment operations	1.20	2.11	(4.26)	0.66	1.07

Less distributions to shareholders:
From net investment income	(0.07)	-	(0.14)	(0.23)	(0.15)
From net realized gains	-	-	(0.53)	(0.99)	(0.37)
Tax return of capital	-	-	(0.11)	-	-

Total distributions	(0.07)	-	(0.78)	(1.22)	(0.52)

Net asset value, end of year	$9.71	$8.58	$6.47	$11.51	$12.07

Total Return^,^^	14.18%	32.61%	(38.35% )	5.51%	9.39%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$383	$387	$189	$324	$209
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.82%	0.81%	0.80%	0.80%
After expense waiver	N/A	N/A	N/A	0.80% ##	N/A
Net investment income (loss) to average daily net assets	0.65%	0.26%	1.14%	0.74%	0.78%
Portfolio turnover rate	29%	34%	31%	52%	34%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  294  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2035 FUND

	Class A		Class L		Class Y		Class S
	Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.13		0.13		0.14		0.14
Net realized and unrealized gain (loss) on investments	0.88		0.90		0.90		0.91

Total income (loss) from investment operations	1.01		1.03		1.04		1.05

Net asset value, end of year

Less distribution to shareholders:
From net investment income	(0.13)		(0.14)		(0.15)		(0.16)

Total distribution	(0.13)		(0.14)		(0.15)		(0.16)

Net asset value, end of period	$10.88		$10.89		$10.89		$10.89

Total Return^	10.10%	^^,**	10.35%	**	10.42%	**	10.46%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$146		$112		$111		$773
Ratio of expenses to average daily net assets:
Before expense waiver	5.51%	*	5.26%	*	5.16%	*	5.11%	*
After expense waiver	0.50%	*#	0.25%	*#	0.15%	*#	0.10%	*#
Net investment income (loss) to average daily net assets	1.78%	*	1.78%	*	1.87%	*	1.92%	*
Portfolio turnover rate	10%	**	10%	**	10%	**	10%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  295  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.57	$6.41	$11.76	$12.39	$11.77

Income (loss) from investment operations:
Net investment income (loss)***	0.07	0.02	0.11	0.11	0.07
Net realized and unrealized gain (loss) on investments	1.19	2.14	(4.62)	0.64	1.24

Total income (loss) from investment operations	1.26	2.16	(4.51)	0.75	1.31

Less distributions to shareholders:
From net investment income	(0.08)	-	(0.14)	(0.26)	(0.13)
From net realized gains	-	-	(0.56)	(1.12)	(0.56)
Tax return of capital	-	-	(0.14)	-	-

Total distributions	(0.08)	-	(0.84)	(1.38)	(0.69)

Net asset value, end of year	$9.75	$8.57	$6.41	$11.76	$12.39

Total Return^,^^	14.86%	33.70%	(39.80% )	6.16%	11.26%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$44,328	$40,898	$35,855	$65,604	$46,934
Ratio of expenses to average daily net assets:
Before expense waiver	0.51%	0.52%	0.51%	0.50%	0.50%
After expense waiver	N/A	N/A	N/A	0.50% ##	N/A
Net investment income (loss) to average daily net assets	0.80%	0.35%	1.15%	0.88%	0.59%
Portfolio turnover rate	32%	34%	38%	50%	42%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.64	$6.45	$11.84	$12.45	$11.81

Income (loss) from investment operations:
Net investment income (loss)***	0.09	0.03	0.13	0.13	0.08
Net realized and unrealized gain (loss) on investments	1.20	2.16	(4.66)	0.67	1.27

Total income (loss) from investment operations	1.29	2.19	(4.53)	0.80	1.35

Less distributions to shareholders:
From net investment income	(0.09)	-	(0.15)	(0.29)	(0.15)
From net realized gains	-	-	(0.56)	(1.12)	(0.56)
Tax return of capital	-	-	(0.15)	-	-

Total distributions	(0.09)	-	(0.86)	(1.41)	(0.71)

Net asset value, end of year	$9.84	$8.64	$6.45	$11.84	$12.45

Total Return^	15.18%	33.95%	(39.68% )	6.49%	11.58%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$52,011	$56,485	$67,643	$142,858	$134,968
Ratio of expenses to average daily net assets:
Before expense waiver	0.26%	0.27%	0.26%	0.25%	0.25%
After expense waiver	N/A	N/A	N/A	0.25% ##	N/A
Net investment income (loss) to average daily net assets	0.98%	0.50%	1.28%	0.97%	0.68%
Portfolio turnover rate	32%	34%	38%	50%	42%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  296  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.64	$6.45	$11.83	$12.44	$11.81

Income (loss) from investment operations:
Net investment income (loss)***	0.11	0.04	0.15	0.16	0.12
Net realized and unrealized gain (loss) on investments	1.19	2.15	(4.66)	0.65	1.23

Total income (loss) from investment operations	1.30	2.19	(4.51)	0.81	1.35

Less distributions to shareholders:
From net investment income	(0.10)	-	(0.15)	(0.30)	(0.16)
From net realized gains	-	-	(0.56)	(1.12)	(0.56)
Tax return of capital	-	-	(0.16)	-	-

Total distributions	(0.10)	-	(0.87)	(1.42)	(0.72)

Net asset value, end of year	$9.84	$8.64	$6.45	$11.83	$12.44

Total Return^	15.33%	33.95%	(39.52% )	6.60%	11.60%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$25,886	$24,096	$30,695	$47,208	$31,379
Ratio of expenses to average daily net assets:
Before expense waiver	0.16%	0.17%	0.16%	0.15%	0.15%
After expense waiver	N/A	N/A	N/A	0.15% ##	N/A
Net investment income (loss) to average daily net assets	1.23%	0.56%	1.59%	1.27%	0.96%
Portfolio turnover rate	32%	34%	38%	50%	42%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.65	$6.45	$11.84	$12.45	$11.82

Income (loss) from investment operations:
Net investment income (loss)***	0.11	0.07	0.15	0.17	0.08
Net realized and unrealized gain (loss) on investments	1.20	2.13	(4.67)	0.64	1.28

Total income (loss) from investment operations	1.31	2.20	(4.52)	0.81	1.36

Less distributions to shareholders:
From net investment income	(0.11)	-	(0.15)	(0.30)	(0.17)
From net realized gains	-	-	(0.56)	(1.12)	(0.56)
Tax return of capital	-	-	(0.16)	-	-

Total distributions	(0.11)	-	(0.87)	(1.42)	(0.73)

Net asset value, end of year	$9.85	$8.65	$6.45	$11.84	$12.45

Total Return^	15.40%	34.11%	(39.54% )	6.63%	11.63%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$61,781	$50,292	$27,000	$44,098	$27,944
Ratio of expenses to average daily net assets:
Before expense waiver	0.11%	0.12%	0.11%	0.10%	0.10%
After expense waiver	N/A	N/A	N/A	0.10% ##	N/A
Net investment income (loss) to average daily net assets	1.25%	0.93%	1.55%	1.31%	0.67%
Portfolio turnover rate	32%	34%	38%	50%	42%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  297  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2040 FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$8.57	$6.44	$11.79	$12.41	$11.79

Income (loss) from investment operations:
Net investment income (loss)***	0.05	0.02	0.09	0.06	0.02
Net realized and unrealized gain (loss) on investments	1.18	2.11	(4.63)	0.66	1.25

Total income (loss) from investment operations	1.23	2.13	(4.54)	0.72	1.27

Less distributions to shareholders:
From net investment income	(0.06)	-	(0.12)	(0.22)	(0.09)
From net realized gains	-	-	(0.56)	(1.12)	(0.56)
Tax return of capital	-	-	(0.13)	-	-

Total distributions	(0.06)	-	(0.81)	(1.34)	(0.65)

Net asset value, end of year	$9.74	$8.57	$6.44	$11.79	$12.41

Total Return^,^^	14.52%	33.07%	(39.91% )	5.90%	10.91%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$286	$257	$132	$226	$189
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.82%	0.81%	0.80%	0.80%
After expense waiver	N/A	N/A	N/A	0.80% ##	N/A
Net investment income (loss) to average daily net assets	0.55%	0.28%	0.97%	0.49%	0.18%
Portfolio turnover rate	32%	34%	38%	50%	42%

***	Per share amount calculated on the average shares method.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  298  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2045 FUND

	Class A		Class L		Class Y		Class S
	Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+		Period Ended 12/31/10+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.11		0.12		0.12		0.13
Net realized and unrealized gain (loss) on investments	0.95		0.96		0.97		0.96

Total income (loss) from investment operations	1.06		1.08		1.09		1.09

Less distributions to shareholders:
From net investment income	(0.11)		(0.12)		(0.13)		(0.13)

Total distributions	(0.11)		(0.12)		(0.13)		(0.13)

Net asset value, end of period	$10.95		$10.96		$10.96		$10.96

Total Return^	10.58%	^^,**	10.82%	**	10.90%	**	10.94%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$139		$111		$111		$777
Ratio of expenses to average daily net assets:
Before expense waiver	5.55%	*	5.30%	*	5.20%	*	5.15%	*
After expense waiver	0.50%	*#	0.25%	*#	0.15%	*#	0.10%	*#
Net investment income (loss) to average daily net assets	1.51%	*	1.54%	*	1.64%	*	1.69%	*
Portfolio turnover rate	8%	**	8%	**	8%	**	8%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  299  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2050 FUND

	Class A
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$7.69	$5.77	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.03	0.27	0.05
Net realized and unrealized gain (loss) on investments	1.09	1.95	(4.23)	(0.01)

Total income (loss) from investment operations	1.17	1.98	(3.96)	0.04

Less distributions to shareholders:
From net investment income	(0.07)	(0.06)	(0.18)	-
From net realized gains	(0.14)	-	-	-
Tax return of capital	-	-	(0.13)	-

Total distributions	(0.21)	(0.06)	(0.31)	-

Net asset value, end of period	$8.65	$7.69	$5.77	$10.04

Total Return^,^^	15.27%	34.39%	(39.53% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,879	$1,507	$614	$100
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.97%	1.03%	13.00%	*
After expense waiver	0.50% #	0.50% #	0.50% #	0.50%	*#
Net investment income (loss) to average daily net assets	1.04%	0.44%	3.55%	11.71%	*
Portfolio turnover rate	41%	51%	35%	0%

	Class L
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$7.69	$5.78	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.10	0.05	0.20	0.05
Net realized and unrealized gain (loss) on investments	1.10	1.94	(4.15)	(0.01)

Total income (loss) from investment operations	1.20	1.99	(3.95)	0.04

Less distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.18)	-
From net realized gains	(0.14)	-	-	-
Tax return of capital	-	-	(0.13)	-

Total distributions	(0.23)	(0.08)	(0.31)	-

Net asset value, end of period	$8.66	$7.69	$5.78	$10.04

Total Return^	15.60%	34.44%	(39.36% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,857	$1,290	$419	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	0.72%	0.79%	12.75%	*
After expense waiver	0.25% #	0.25% #	0.25% #	0.25%	*#
Net investment income (loss) to average daily net assets	1.24%	0.77%	2.49%	11.96%	*
Portfolio turnover rate	41%	51%	35%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 17, 2007 (commencement of operations) through December 31, 2007.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  300  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2050 FUND

	Class Y
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$7.69	$5.78	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.11	0.05	0.27	0.05
Net realized and unrealized gain (loss) on investments	1.11	1.95	(4.21)	(0.01)

Total income (loss) from investment operations	1.22	2.00	(3.94)	0.04

Less distributions to shareholders:
From net investment income	(0.10)	(0.09)	(0.19)	-
From net realized gains	(0.14)	-	-	-
Tax return of capital	-	-	(0.13)	-

Total distributions	(0.24)	(0.09)	(0.32)	-

Net asset value, end of period	$8.67	$7.69	$5.78	$10.04

Total Return^	15.82%	34.53%	(39.31% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,816	$3,035	$1,477	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.35%	0.62%	0.67%	12.65%	*
After expense waiver	0.15% #	0.15% #	0.15% #	0.15%	*#
Net investment income (loss) to average daily net assets	1.35%	0.83%	3.61%	12.08%	*
Portfolio turnover rate	41%	51%	35%	0%

	Class S
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$7.69	$5.78	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.10	0.05	0.16	0.05
Net realized and unrealized gain (loss) on investments	1.12	1.95	(4.10)	(0.01)

Total income (loss) from investment operations	1.22	2.00	(3.94)	0.04

Less distributions to shareholders:
From net investment income	(0.10)	(0.09)	(0.18)	-
From net realized gains	(0.14)	-	-	-
Tax return of capital	-	-	(0.14)	-

Total distributions	(0.24)	(0.09)	(0.32)	-

Net asset value, end of period	$8.67	$7.69	$5.78	$10.04

Total Return^	15.86%	34.58%	(39.30% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$14,974	$11,442	$7,008	$9,640
Ratio of expenses to average daily net assets:
Before expense waiver	0.30%	0.57%	0.59%	12.61%	*
After expense waiver	0.10% #	0.10% #	0.10% #	0.10%	*#
Net investment income (loss) to average daily net assets	1.25%	0.84%	1.89%	12.12%	*
Portfolio turnover rate	41%	51%	35%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 17, 2007 (commencement of operations) through December 31, 2007.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

–  301  –

MASSMUTUAL SELECT DESTINATION RETIREMENT 2050 FUND

	Class N
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$7.71	$5.80	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)***	0.04	0.01	0.09	0.05
Net realized and unrealized gain (loss) on investments	1.11	1.94	(4.07)	(0.01)

Total income (loss) from investment operations	1.15	1.95	(3.98)	0.04

Less distributions to shareholders:
From net investment income	(0.04)	(0.04)	(0.15)	-
From net realized gains	(0.14)	-	-	-
Tax return of capital	-	-	(0.11)	-

Total distributions	(0.18)	(0.04)	(0.26)	-

Net asset value, end of period	$8.68	$7.71	$5.80	$10.04

Total Return^,^^	14.97%	33.68%	(39.70% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$93	$81	$61	$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%	1.27%	1.29%	13.30%	*
After expense waiver	0.80% #	0.80% #	0.80% #	0.80%	*#
Net investment income (loss) to average daily net assets	0.50%	0.10%	1.04%	11.42%	*
Portfolio turnover rate	41%	51%	35%	0%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 17, 2007 (commencement of operations) through December 31, 2007.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

–  302  –

Performance for Similar Accounts

Similar account performance for some of the subadvisers is provided solely to illustrate that subadviser’s performance in managing portfolios with investment objectives, policies and investment strategies substantially similar to the Fund managed by the subadviser. The Funds’ performance would have differed due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar account performance is not indicative of future rates of return. Prior performance of the subadvisers is no indication of future performance of the Funds. In addition, as applicable, the private account portfolios are not registered with the SEC and therefore are not subject to the limitations, diversification requirements and other restrictions to which the Funds, as registered mutual funds, are subject. The performance of the private accounts may have been adversely affected if they had been registered with the SEC.

MassMutual Select PIMCO Total Return Fund

PIMCO Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by PIMCO for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	3Q ’01,	6.19%	Lowest Quarter:	3Q ’08,	-	2.43%

PIMCO Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2010)

The table compares PIMCO’s investment results for all accounts with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
PIMCO Composite
Class S*	8.50%	7.48%	6.86%
Class Y*	8.37%	7.35%	6.73%
Class L*	8.28%	7.27%	6.65%
Class A*	3.04%	6.13%	6.02%
Class N*	6.85%	6.90%	6.28%

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.54%	5.80%	5.84%

* Performance shown is a composite of all portfolios managed by PIMCO with substantially similar investment objectives, policies and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The composite performance is provided solely to illustrate PIMCO’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund is subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of PIMCO is not indicative of future performance of the Fund.

–  303  –

MassMutual Select BlackRock Global Allocation Fund

Performance for a Similar Account managed by the Portfolio Managers

The bar chart illustrates the variability of returns achieved by the portfolio managers for an account with investment objectives, policies and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

Highest Quarter:	2Q ’09,	12.12%	Lowest Quarter:	3Q ’08,	-	12.16%

Average Annual Total Returns for a Similar Account managed by the Portfolio Managers*

(for the periods ended December 31, 2010)

The table compares investment results for an account managed by the portfolio managers with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Since Inception (01/02/06)
BlackRock Mutual Fund
Class Y*	10.02%	7.64%
Class L*	9.86%	7.48%
Class A*	3.29%	5.95%

Financial Times Stock Exchange (FTSE) World Index (reflects no deduction for fees, expenses or taxes)	12.73%	3.89%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%
Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) Equities (reflects no deduction for fees, expenses or taxes)	10.91%	5.10%
Merrill Lynch Treasury Index GAO^	6.76%	6.23%
Citigroup Non-USD World Government Bond Index (reflects no deduction for fees, expenses or taxes)	5.21%	7.59%

* Performance shown is from a mutual fund managed by the portfolio managers of the Fund for BlackRock Advisors, LLC, an affiliate of BlackRock, with substantially similar investment objectives, policies and investment strategies as those of the Fund and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class Y expenses. The performance is of the BlackRock Global Allocation Fund (“BlackRock Fund”), which is registered under the 1940 Act, and is provided solely to illustrate the performance of the portfolio managers in managing such a portfolio. Mr. Stattman has been the BlackRock Fund’s senior portfolio manager since 2002. Mr. Chamby and Mr. Roldan have managed the BlackRock Fund since 2004 and 2006, respectively. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the Fund.

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Index Descriptions

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Citigroup Non-USD World Government Bond Index is a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets excluding the U.S. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Balanced Index comprises the S&P 500, MSCI EAFE and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index are 45%, 20% and 35%, respectively. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination Income Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each index are generally static but may be adjusted from time to time to reflect the Destination Retirement Income Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the Destination Retirement 2010 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the Destination Retirement 2020 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the Destination Retirement 2030 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the Destination Retirement 2040 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Custom Destination 2050 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each index are adjusted from time to time (generally quarterly) to reflect the Destination Retirement 2050 Fund’s target asset allocation. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Dow Jones Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used to adjust the index. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Financial Times Stock Exchange (FTSE) World Index is a broad-based capitalization-weighted index comprised of 2,200 equities from 24 countries in 12 regions, including the United States. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

–  305  –

The Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) Equities is an unmanaged capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Merrill Lynch Treasury Index GAO is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-U.S. is an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Index does not reflect any deductions for fees or expenses and cannot be purchased directly by investors.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

The NASDAQ-100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ). The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

91-day Treasury Bills are unmanaged and do not reflect any deduction for fees, expenses or taxes. Treasury bills are backed by the full faith and credit of the United States government and offer a fixed rate of interest.

The Russell Midcap Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell Midcap Value Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Index is a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

–  306  –

The Russell 2000 Growth Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 2000 Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

–  307  –

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC:  You may review and copy information about the Funds (including the Annual/ Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED APRIL 1, 2011, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2010 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

Fund Name	Class S	Class Y	Class L	Class A	Class N	Class Z
MassMutual Select PIMCO Total Return Fund	MSPSX	MSPHX	MSPLX	MSPGX	MSPNX	MSPZX
MassMutual Select Strategic Bond Fund	MBSSX	MBSYX	MSBLX	MSBAX	MSBNX
MassMutual Select Strategic Balanced Fund	MSTSX	MSTYX	MTSLX	MTSAX	MTSNX
MassMutual Select BlackRock Global Allocation Fund (formerly known as MassMutual Select Global Allocation Fund)	MGSSX	MGSYX	MGSLX	MGJAX
MassMutual Select Diversified Value Fund	MDVSX	MDVYX	MDDLX	MDDAX	MDVNX
MassMutual Select Fundamental Value Fund	MVUSX	MFUYX	MFULX	MFUAX	MFUNX	MFUZX
MassMutual Select Value Equity Fund	MVESX	MVEYX	MMVLX	MMVAX	MMVNX
MassMutual Select Large Cap Value Fund	MLVSX	MMLYX	MLVLX	MMLAX	MLVNX
MassMutual Select Indexed Equity Fund	MMIEX	MIEYX	MMILX	MIEAX	MMINX	MIEZX
MassMutual Select Core Opportunities Fund	MMOSX	MMOYX	MMOLX	MMTAX	MMONX
MassMutual Select Blue Chip Growth Fund	MBCSX	MBCYX	MBCLX	MBCGX	MBCNX
MassMutual Select Large Cap Growth Fund	MLGSX	MLGYX	MLGLX	MLGAX
MassMutual Select Growth Opportunities Fund (formerly known as MassMutual Select Aggressive Growth Fund)	MGRSX	MAGYX	MAGLX	MMAAX	MMANX
MassMutual Select NASDAQ-100® Fund	MOTCX	MOTYX	MOTLX	MOTAX	MOTNX
MassMutual Select Focused Value Fund	MFVSX	MMFYX	MMFVX	MFVAX	MFVNX	MFVZX
MassMutual Select Mid-Cap Value Fund	MLUSX	MLUYX	MLULX	MLUAX	MLUNX
MassMutual Select Small Cap Value Equity Fund	MMQSX	MMQYX	MMQLX	MMQAX	MMQNX
MassMutual Select Small Company Value Fund	MSVSX	MMVYX	MMYLX	MMYAX	MSVNX	MSVZX
MassMutual Select Mid Cap Growth Equity Fund	MCGSX	MCGYX	MMGLX	MMMAX	MMGNX
MassMutual Select Mid Cap Growth Equity II Fund	MGRFX	MEFYX	MMELX	MEFAX	MEFNX	MEFZX
MassMutual Select Small Cap Growth Equity Fund	MSGSX	MSCYX	MSGLX	MMGEX	MSGNX	MSGZX
MassMutual Select Small Company Growth Fund	MSCSX	MMCYX	MMCLX	MRWAX	MMCNX
MassMutual Select Diversified International Fund	MMZSX	MMZYX	MMZLX	MMZAX	MMZNX
MassMutual Select Overseas Fund	MOSSX	MOSYX	MOSLX	MOSAX	MOSNX	MOSZX
MassMutual Select Destination Retirement Income Fund	MDRSX	MDRYX	MDRLX	MRDAX	MDRNX
MassMutual Select Destination Retirement 2010 Fund	MRXSX	MRXYX	MRXLX	MRXAX	MRXNX
MassMutual Select Destination Retirement 2015 Fund	MMJSX	MMJYX	MMJLX	MMJAX
MassMutual Select Destination Retirement 2020 Fund	MRTSX	MRTYX	MRTLX	MRTAX	MRTNX
MassMutual Select Destination Retirement 2025 Fund	MMISX	MMIYX	MMLIX	MMSDX
MassMutual Select Destination Retirement 2030 Fund	MRYSX	MRYYX	MYRLX	MRYAX	MRYNX
MassMutual Select Destination Retirement 2035 Fund	MMXSX	MMXYX	MMXLX	MMXAX
MassMutual Select Destination Retirement 2040 Fund	MFRSX	MRFYX	MRFLX	MRFAX	MFRNX
MassMutual Select Destination Retirement 2045 Fund	MMKSX	MMKYX	MMKLX	MMKAX
MassMutual Select Destination Retirement 2050 Fund	MMTSX	MMRYX	MMRLX	MMARX	MMRNX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated April 1, 2011

GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 34 separate series of the Trust: (1) MassMutual Select PIMCO Total Return Fund (“PIMCO Total Return Fund”), (2) MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”), (3) MassMutual Select Strategic Balanced Fund (“Strategic Balanced Fund”), (4) MassMutual Select BlackRock Global Allocation Fund (formerly known as MassMutual Select Global Allocation Fund) (“BlackRock Global Allocation Fund”), (5) MassMutual Select Diversified Value Fund (“Diversified Value Fund”), (6) MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”), (7) MassMutual Select Value Equity Fund (“Value Equity Fund”), (8) MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) (9) MassMutual Select Indexed Equity Fund (“Indexed Equity Fund”), (10) MassMutual Select Core Opportunities Fund (“Core Opportunities Fund”), (11) MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”), (12) MassMutual Select Large Cap Growth Fund (“Large Cap Growth Fund”), (13) MassMutual Select Growth Opportunities Fund (formerly known as MassMutual Select Aggressive Growth Fund) (“Growth Opportunities Fund”), (14) MassMutual Select NASDAQ-100® Fund (“NASDAQ-100 Fund”), (15) MassMutual Select Focused Value Fund (“Focused Value Fund”), (16) MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”), (17) MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), (18) MassMutual Select Small Company Value Fund (“Small Company Value Fund”), (19) MassMutual Select Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), (20) MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), (21) MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (22) MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”), (23) MassMutual Select Diversified International Fund (“Diversified International Fund”), (24) MassMutual Select Overseas Fund (“Overseas Fund”), (25) MassMutual Select Destination Retirement Income Fund (“Destination Retirement Income Fund”), (26) MassMutual Select Destination Retirement 2010 Fund (“Destination Retirement 2010 Fund”), (27) MassMutual Select Destination Retirement 2015 Fund (“Destination Retirement 2015 Fund”), (28) MassMutual Select Destination Retirement 2020 Fund (“Destination Retirement 2020 Fund”), (29) MassMutual Select Destination Retirement 2025 Fund (“Destination Retirement 2025 Fund”), (30) MassMutual Select Destination Retirement 2030 Fund (“Destination Retirement 2030 Fund”), (31) MassMutual Select Destination Retirement 2035 Fund (“Destination Retirement 2035 Fund”), (32) MassMutual Select Destination Retirement 2040 Fund (“Destination Retirement 2040 Fund”), (33) MassMutual Select Destination Retirement 2045 Fund (“Destination Retirement 2045 Fund”) and (34) MassMutual Select Destination Retirement 2050 Fund (“Destination Retirement 2050 Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 34 separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company (“MassMutual”). The subadviser for the PIMCO Total Return Fund is Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, California 92660. The subadvisers for the Strategic Bond Fund are Western Asset Management Company (“Western Asset”), located at 385 East Colorado Blvd, Pasadena, California 91101 and Western Asset Management Company Limited (“Western Asset Limited”), located at 10 Exchange Square, Primrose Street London EC2A 2EN, United Kingdom. The subadvisers for the Strategic Balanced Fund are J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 270 Park Avenue, New York, New York 10167, Western Asset and Western Asset Limited. The subadviser for the BlackRock Global Allocation Fund is BlackRock Investment Management, LLC (“BlackRock”), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The subadvisers for the Diversified Value Fund are Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104 and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) located at One Financial Center, Boston, Massachusetts 02111. The subadviser for the Fundamental Value Fund is Wellington Management Company, LLP (“Wellington Management”), located at 280 Congress Street, Boston, Massachusetts 02210. The subadviser for the Value Equity Fund is Pyramis Global Advisors,

LLC (“Pyramis”), located at 900 Salem Street, Smithfield, Rhode Island 02917. The subadviser for the Large Cap Value Fund is Davis Selected Advisers, L.P. (“Davis”), located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. The subadviser for the Indexed Equity Fund is Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603. The subadvisers for the Core Opportunities Fund are Victory Capital Management Inc. (“Victory”), located at 127 Public Square, Cleveland, Ohio 44114 and The Boston Company Asset Management, LLC (“The Boston Company”), located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108. The subadviser for the Blue Chip Growth Fund is T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The subadviser for the Large Cap Growth Fund is Rainier Investment Management, Inc. (“Rainier”), located at 601 Union Street, Seattle, Washington 98101. The subadvisers for the Growth Opportunities Fund are Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209 and Delaware Management Company (“DMC”), located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The subadviser for the NASDAQ-100 Fund is NTI. The subadviser for the Focused Value Fund is Harris Associates LP (“Harris”), located at 2 North LaSalle Street, Chicago, Illinois 60602. The subadvisers for the Mid-Cap Value Fund are NFJ Investment Group LLC (“NFJ”), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201 and Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe E. Teaneck, New Jersey 07666. The subadvisers for the Small Cap Value Equity Fund are Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at JPMorgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201 and Wellington Management. The subadvisers for the Small Company Value Fund are Federated Clover Investment Advisors (“Federated Clover”), located at 400 Meridian Centre, Suite 200, Rochester, New York 14618, T. Rowe Price and EARNEST Partners, LLC (“Earnest Partners”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. The subadvisers for the Mid Cap Growth Equity Fund are Wellington Management and Turner Investment Partners, Inc. (“Turner”), located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. The subadvisers for the Mid Cap Growth Equity II Fund are T. Rowe Price and Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110. The subadvisers for the Small Cap Growth Equity Fund are Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar, Overland Park, Kansas 66202 and Wellington Management. The subadvisers for the Small Company Growth Fund are The Boston Company and Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The subadviser for the Diversified International Fund is AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105. The subadvisers for the Overseas Fund are AllianceBernstein, Harris and Massachusetts Financial Services Company (“MFS”), located at 500 Boylston Street, Boston, Massachusetts 02116.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Each Destination Retirement Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”)1 using an asset allocation strategy. In managing their portfolios of investments, the Underlying Funds may purchase various securities, investment related instruments and make use of various investment techniques, including, but not limited to, those described below. For purposes of the Destination Retirement Funds, except as otherwise stated, references in this section to “the Funds,” “each Fund” or “a Fund” may relate to the Funds, one or more Underlying Funds, or both.

Strategic Balanced Fund

While the Fund’s target allocation is 65% equity securities and 35% fixed income securities, the Fund expects to maintain, under normal circumstances, a minimum of 25% equity securities and 25% fixed income securities.

Investments in the Select Cayman Fund

The BlackRock Global Allocation Fund may attempt to earn qualifying income under applicable tax rules from commodities and commodities-related investments by investing up to 25% of its total assets in the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”); the Select Cayman Fund is a wholly owned subsidiary of the BlackRock Global Allocation Fund seeking to invest primarily in commodity-related instruments. MassMutual will be the investment adviser and BlackRock will be the subadviser for the Select Cayman Fund. The Select Cayman Fund (unlike the BlackRock Global Allocation Fund) will be able to invest without limitation in commodity-related instruments. The Select Cayman Fund is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The BlackRock Global Allocation Fund is the sole shareholder of the Select Cayman Fund, and shares of the Select Cayman Fund will not be sold or offered to other investors. As of the date of this SAI, the Select Cayman Fund had not commenced investment operations.

Once it commences investment operations, the Select Cayman Fund is expected to invest primarily in commodity-related instruments. BlackRock will subadvise the assets of the Select Cayman Fund. MassMutual will provide investment management and administrative services to the Select Cayman Fund. The Select Cayman Fund is also expected to enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the BlackRock Global Allocation Fund.

The financial statements of the Select Cayman Fund will be consolidated with the Trust’s Annual and Semiannual Reports provided to shareholders. The Trust’s Annual and Semiannual Reports are distributed to shareholders.

The Select Cayman Fund will not be registered under the 1940 Act, and will not be subject to all the investor protections of the 1940 Act. However, the BlackRock Global Allocation Fund wholly owns and controls the Select Cayman Fund, and the BlackRock Global Allocation Fund and the Select Cayman Fund will both be subadvised by BlackRock. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the BlackRock Global Allocation Fund, including its investment in the Select Cayman Fund, and the BlackRock Global Allocation Fund’s role as sole shareholder of the Select Cayman Fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the BlackRock Global Allocation Fund and/or the Select Cayman Fund to operate as described in the BlackRock

[1]	Funds can include MassMutual Select Funds, MassMutual Premier Funds (which are advised by MassMutual) and Oppenheimer Funds (advised by OppenheimerFunds, Inc. (“OFI”)). OFI is a majority owned, indirect subsidiary of MassMutual.

Global Allocation Fund’s Prospectus and this SAI and could adversely affect the BlackRock Global Allocation Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Select Cayman Fund. If Cayman Islands law changes such that the Select Cayman Fund must pay Cayman Islands taxes, BlackRock Global Allocation Fund shareholders would likely suffer decreased investment returns. However, the Select Cayman Fund has applied for and received an undertaking from the Governor-in-Cabinet of the Cayman Islands that provides that, in accordance with section 6 of the Tax Concessions Law (1999 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains, or appreciations shall apply to the Select Cayman Fund or its operations and, in addition, that no tax to be levied on profits, income, gains, or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures, or other obligations of the Select Cayman Fund, or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Select Cayman Fund to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Select Cayman Fund.

As described under “Taxation,” below, in order for the BlackRock Global Allocation Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the BlackRock Global Allocation Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. Direct investments in commodities and certain commodity-related instruments generally do not, under published Internal Revenue Service (“IRS”) guidance, produce qualifying income. The BlackRock Global Allocation Fund, however, intends to gain exposure to the commodities markets through its investment in the Select Cayman Fund. The IRS has issued a private letter ruling to the BlackRock Global Allocation Fund confirming that income derived from the BlackRock Global Allocation Fund’s investment in the Select Cayman Fund will constitute qualifying income to the BlackRock Global Allocation Fund.

It is expected that the Select Cayman Fund will not be subject to U.S. federal income tax. However, the Select Cayman Fund will be considered a controlled foreign corporation, and the BlackRock Global Allocation Fund will be required to include as income annually amounts earned by the Select Cayman Fund during the taxable year. Moreover, the BlackRock Global Allocation Fund will be subject to certain distribution requirements under the Code with respect to such income regardless of whether the Select Cayman Fund makes distributions to the BlackRock Global Allocation Fund. In order to satisfy those distribution requirements, in some years the BlackRock Global Allocation Fund may have to distribute cash obtained from sources other than the Select Cayman Fund.

Indexed Equity Fund and NASDAQ-100 Fund

The Indexed Equity Fund and the NASDAQ-100 Fund attempt to match the risk and return characteristics of the S&P 500® Index or the NASDAQ-100 Index®, respectively, as closely as possible. These Funds may employ a statistical sampling technique known as “optimization,” which is described below, in an attempt to match the risk and return characteristics of the Index as closely as possible. The Indexed Equity Fund generally invests in securities of the companies in the S&P 500 Index in proportion to their index weightings. The Fund’s subadviser, NTI, seeks a correlation of 95% or better between the performance of the Fund, before expenses, and the S&P 500 Index. A figure of 100% would indicate perfect correlation.

Optimization.    The Indexed Equity Fund may not hold every one of the stocks in the S&P 500 Index and the NASDAQ-100 Fund may not hold every one of the stocks in the NASDAQ-100 Index. In an effort to run an efficient and effective strategy, each Fund may use the process of “optimization,” a statistical sampling technique. This will be most pronounced for the NASDAQ-100 Fund when the Fund does not have enough assets to be fully invested in all securities in the NASDAQ-100 Index. Optimization entails that the Funds first buy the stocks that make up the larger portions of the relevant Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the subadviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

Each of the Indexed Equity Fund and the NASDAQ-100 Fund will generally invest at least 80% of its assets in stocks of companies included in the S&P 500 Index or the NASDAQ-100 Index, respectively. These Funds may hold up to 20% of their assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they “derive” their value from a traditional security (like a stock or bond), asset or index. The Indexed Equity Fund and the NASDAQ-100 Fund intend to buy futures in anticipation of buying stocks. Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Indexed Equity Fund and the NASDAQ-100 Fund also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Tracking Error.    There are several reasons why the performance of the Indexed Equity Fund or the NASDAQ-100 Fund may not track its respective Index exactly. Unlike an Index, these Funds incur administrative expenses and transaction costs in trading stocks. In addition, the composition of the Index and corresponding Fund’s portfolio may occasionally diverge. Furthermore, the timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash for a Fund. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Funds’ performance to deviate from the “fully invested” Index.

Disclaimer.    The Indexed Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® (“S&P®”). S&P makes no representation or warranty, express or implied, to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The NASDAQ-100 Fund is not sponsored, endorsed, sold or promoted by the NASDAQ Stock Market, Inc. or its affiliates (together with its affiliates, “NASDAQ”). NASDAQ has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund contained in the Prospectus or this SAI. NASDAQ makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NASDAQ-100 Index to track general stock market performance. NASDAQ’s only relationship to the Fund is in the licensing of the NASDAQ®, NASDAQ-100® and NASDAQ-100 Index trademarks, and certain trade names of NASDAQ and the use of the NASDAQ-100 Index, which is determined, composed and calculated by NASDAQ without regard to the Fund. NASDAQ has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the NASDAQ-100 Index. NASDAQ is not responsible for, and has not participated in, the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the net asset value (“NAV”) of the Fund’s shares. NASDAQ has no liability in connection with the administration, marketing or trading of the Fund.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND’S SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Asset-Based Securities

A Fund may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the investment adviser or subadviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Capital Securities

Certain of the Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Banking Relationships

NTI and its affiliates, including its parent Northern Trust Corporation, deal, trade and invest for their own account in the types of securities in which the Indexed Equity Fund and NASDAQ-100 Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by these Funds.

Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as future contracts) and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds. In addition to investing for temporary defensive purposes, the equity segment of the Strategic Balanced Fund is permitted to temporarily invest all or a portion of its assets in short-

term corporate and government money market instruments, including repurchase agreements with respect to those instruments, when opportunities for capital growth do not appear attractive.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Derivatives

General.    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or a position in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts.    A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options.    Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion.    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements.    A Fund may invest in currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Margin Payments.    When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.    A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Financial Futures Contracts and Related Options.    Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity risks.    Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks.    There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.    A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps. A Fund may enter into swap transactions for any purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options.    A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities

(or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put options.    A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.    A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on foreign securities.    A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices.    A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.    The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options.    A Fund may purchase or sell over-the-counter (“OTC”) options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International.    A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights are similar to warrants except that they typically have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may also invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Some Funds may make indirect investment in foreign equity securities, through international warrants, local access products, participation notes or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds may invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. Some Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of derivative in which it might invest for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may be highly leveraged. Leverage risk occurs, for example, when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be fully tradeable. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.

Structured Investments

A structured investment typically involves the buyout by a financial institution of one or more securities or other assets (the “underlying instruments”) with a specially created corporation or trust, which in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Securities.    Certain Funds may invest in commodity-linked structured securities to gain exposure to commodities markets. Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities.

Credit-Linked Securities.    Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, Forward Commitment, and Standby Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

Distressed Securities

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the investment adviser or subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange-Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. Investments in ETFs are subject to the limitations applicable to investments in other investment companies discussed below.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable (including securities whose disposition is restricted by contract or under federal securities laws), including, generally, securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the values ascribed to them by a Fund. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board, the investment adviser and/or the subadviser, if such determination by the investment adviser or subadviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment adviser or subadvisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market).

Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

IPOs and Other Limited Opportunities

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P or Moody’s does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “lower-rated debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other lower-rated debt securities.)

Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of lower-rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue lower-rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of lower-rated debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for lower-rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

CMOs typically issue multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.

Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. The conservatorship has no specified termination date. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•

Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•

Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•

Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act or applicable exemptive rules. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Fund’s investment adviser or subadviser, and subject to a Fund’s investment restrictions set forth in its Prospectus and this SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. This section shall not prevent T. Rowe Price from investing the assets of the Blue Chip Growth Fund, Mid Cap Growth Equity II Fund or Small Company Value Fund, respectively, into money market funds managed by T. Rowe Price pursuant to applicable SEC exemptive orders or a Fund from investing its assets in money market funds in compliance with the 1940 Act.

T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The Funds subadvised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with its investment objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable NAV of $1.00 per share.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment advisers or subadvisers.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the PIMCO Total Return Fund, Strategic Bond Fund, Strategic Balanced Fund, Diversified Value Fund, Value Equity Fund, Core Opportunities Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Mid Cap Growth Equity Fund and Small Company Growth Fund) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund (other than the PIMCO Total Return Fund, Strategic Bond Fund, Strategic Balanced Fund, Diversified Value Fund, Value Equity Fund, Core Opportunities Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Mid Cap Growth Equity Fund and Small Company Growth Fund) will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the investment adviser or subadviser currently anticipates for these Funds. The investment adviser or subadviser will make changes to the PIMCO Total Return Fund’s, Strategic Bond Fund’s, Strategic Balanced Fund’s, Diversified Value Fund’s, Value Equity Fund’s, Core Opportunities Fund’s, Large Cap Growth Fund’s, Mid-Cap Value Fund’s, Small Cap Value Equity Fund’s, Mid Cap Growth Equity Fund’s and Small Company Growth Fund’s portfolios whenever it believes such changes are desirable and, consequently, anticipates that each such Fund’s portfolio turnover may be high. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities. A Fund may enter into reverse repurchase agreements without limit up to the amount permitted under applicable law.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pay various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

The investment of cash collateral delivered by a borrower pursuant to a loan is at the sole risk of the Fund in most cases. Investment of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Short-Term Debt Securities

Money Market Instruments Generally.    The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper and short-term corporate debt instruments described in the following paragraphs are not applicable to the Value Equity Fund, Large Cap Value Fund, Core Opportunities Fund, Blue Chip Growth Fund, Large Cap Growth Fund, Growth Opportunities Fund, Focused Value Fund, Small Cap Value Equity Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund and Small Company Growth Fund.

For the Value Equity Fund, for temporary or defensive purposes the Fund may invest up to 100% of its total assets in investment grade short-term fixed income securities or preferred stocks.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase at least “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P (“Prime-3” by Moody’s or “A-3” by S&P for the PIMCO Total Return Fund, Strategic Bond Fund, Strategic Balanced Fund, and BlackRock Global Allocation Fund), or,

if unrated, of comparable quality as determined by the investment advisers or subadvisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year (this restriction does not apply to the BlackRock Global Allocation Fund) that are rated, except for the PIMCO Total Return Fund, Strategic Bond Fund, Strategic Balanced Fund, and BlackRock Global Allocation Fund, at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant investment adviser or subadviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

The Funds may also invest in obligations issued or guaranteed by U.S., local, city and state governments and agencies.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of a Fund’s investment adviser or subadviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Trade Claims

Certain of the Funds may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadvisers, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadvisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadvisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) no later than 70 days after the end of the applicable quarter and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders no later than 60 days after the end of the applicable quarter.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/funds no earlier than 30 days after the end of each of these respective months.

In addition, each Fund’s top ten holdings are made available in quarterly reports on http://www.massmutual.com/funds as soon as possible after each calendar quarter-end. A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser and subadvisers may distribute (or authorize the Funds’ custodians to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include the Funds’ custodians (State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable), the Funds’ sub-administrator (State Street Bank and Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ subadvisers, and any pricing services employed by the Funds.

The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds. In addition, the Funds, the Funds’ investment adviser or subadvisers may also distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MassMutual or the relevant subadviser believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Value Equity Fund and Blue Chip Growth Fund)

The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of a Fund. Each Fund may not:

(1) with the exception of the Growth Opportunities Fund and Focused Value Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) with the exception of the PIMCO Total Return Fund, purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) with respect to the PIMCO Total Return Fund, purchase commodities or commodity contracts, except that the Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(4) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(5) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(6) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(8) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b) In the case of the Indexed Equity Fund and the NASDAQ-100 Fund, except to the extent the Index is so concentrated.

(c) There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

(other than the Value Equity Fund and Blue Chip Growth Fund)

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

In accordance with such policies, each Fund may not:

(1)  with the exception of the PIMCO Total Return Fund and BlackRock Global Allocation Fund, sell securities short, but reserves the right to sell securities short against the box.

(2)  invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the subadviser pursuant to Board approved guidelines.

(3)  to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Mid Cap Growth Equity II Fund or the Small Company Value Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

With respect to limitation (2) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate steps, as deemed necessary, to protect liquidity.

None of the foregoing will limit the investment by the BlackRock Global Allocation Fund in any subsidiary of the BlackRock Global Allocation Fund.

Notwithstanding the foregoing investment limitations, the Underlying Funds in which the Destination Retirement Funds may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a Destination Retirement Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with each Destination Retirement Fund’s investment program as set forth in the Prospectus, a Destination Retirement Fund may invest 25% or more of its assets in any one Underlying Fund. While each Destination Retirement Fund does not intend to concentrate its investments in a particular industry, a Destination Retirement Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more Underlying Funds.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

The following is a description of certain fundamental restrictions on investments of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of the Fund. The Fund may not:

(1)  with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

(2)  issue senior securities, except as permitted under the 1940 Act;

(3)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33  1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

(5)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(8)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Fund’s subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

With respect to limitation (5) above, it is the position of the SEC staff that no further investment may be made in any one industry if, upon making the proposed investment, 25% or more of the Fund’s total assets would be invested in such industry.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF

THE BLUE CHIP GROWTH FUND

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

In accordance with such policies, the Fund:

(1)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(2)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(3)  may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(4)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(5)  does not currently intend to lend assets other than securities to other parties, except by assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(6)  does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by the Fund’s subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

(7) may not, to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, except this restriction shall not prohibit the investment by the Fund in money market funds managed by T. Rowe Price pursuant to an exemptive order.

With respect to limitation (4) above, if there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate steps, as deemed necessary, to protect liquidity.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

The following is a description of certain fundamental restrictions on investments of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of the Fund. The Fund may not:

(1)  purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations;

(2)  issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

(3)  borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4)  underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund’s total assets would be invested in companies whose principal business activities are in the same industry;

(6)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(8)  lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9)  The Fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Fund’s subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Fund.

With respect to limitation (5) above, it is the position of the SEC staff that no further investment may be made in any one industry if, upon making the proposed investment, 25% or more of the Fund’s total assets would be invested in such industry.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE EQUITY FUND

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

In accordance with such policies, the Fund:

(1)  does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(2)  does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(3)  may borrow money only (a) from a bank or from a registered investment company or fund for which the Fund’s subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(4)  does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(5)  does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Fund’s net assets) to a registered investment company or portfolio for which

Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

With respect to limitation (4) above, if there is a lack of trading interest in particular Rule 144A securities, the Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate steps, as deemed necessary, to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MassMutual and AllianceBernstein, Barrow Hanley, BlackRock, Brandywine Global, Davis, DMC, Eagle, EARNEST Partners, Federated Clover, Frontier, Harris, J.P. Morgan, Loomis Sayles, MFS, NFJ, NTI, PIMCO, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations and other principal business affiliations during the past five years.

The Board has appointed an Independent Trustee Chairman of the Trust. The Chairman presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairman participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers and independent legal counsel, between meetings. The Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has established the five standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews it leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

Independent Trustees

Richard H. Ayers	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 68
Trustee since 1996
Trustee of 63 portfolios in fund complex

Retired; Director (since 2008), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 62
Trustee since 2003
Trustee of 63 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 71
Trustee since 1994
Trustee of 63 portfolios in fund complex

Attorney-at-Law (since 2004); Director (1999-2007), BankNorth Massachusetts; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 64
Trustee since 2003
Trustee of 63 portfolios in fund complex

Retired; Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 68
Trustee since 1996
Trustee of 99 portfolios in fund complex[1]

Retired; Consultant (1999-2009); Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

(1)	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

Susan B. Sweeney	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 58
Trustee since 2009
Trustee of 63 portfolios in fund complex

Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut; Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Interested Trustees

Robert E. Joyal[2]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 66
Trustee since 2003
Trustee of 65 portfolios in fund complex[3]

Retired; Director (since 2007), Scottish Re Group Ltd.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (1996-2005), Antares Capital Corporation (bank loan syndication); Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company).

Elaine A. Sarsynski[4]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 55
Trustee since 2008
Trustee of 95 portfolios in fund complex

Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Trustee (since 2011), MassMutual Premier Funds (open-end investment company); Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

(2)	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.
(3)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.
(4)	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

Principal Officers

Michael C. Eldredge 1295 State Street Springfield, MA 01111 Age: 46 Officer since 2009 Officer of 95 portfolios in fund complex	Vice President of the Trust

Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 1295 State Street Springfield, MA 01111 Age: 44 Officer since 2001 Officer of 95 portfolios in fund complex	Vice President, Secretary and Chief Legal Officer of the Trust

Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001- 2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino 1295 State Street Springfield, MA 01111 Age: 45 Officer since 2006 Officer of 95 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust

Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 1295 State Street Springfield, MA 01111 Age: 46 Officer since 2007 Officer of 95 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief

Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma 1295 State Street Springfield, MA 01111 Age: 44 Officer since 2006 Officer of 95 portfolios in fund complex	President of the Trust

Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Richard H. Ayers—As a director and audit committee member of several publicly traded companies, Mr. Ayers has experience with financial, regulatory and operational issues. He also held executive positions with a manufacturing company for 25 years and has experience as a governance chairman of a non-profit organization. Mr. Ayers holds a BS and an MS in Industrial Management from Massachusetts Institute of Technology.

Allan W. Blair—As a trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory and operational issues. He also has served as CEO of several non-profit organizations for over 25 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Mary E. Boland—As a former vice chairman and a current director and member of the executive and investment committees of an educational financing organization, Ms. Boland has experience with financial, regulatory and operational issues. Ms. Boland holds a BA from Newton College and a LLB from Boston College Law School.

R. Alan Hunter, Jr.—As the former chairman of the board of a non-profit organization and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and a MBA from Western New England College.

F. William Marshall, Jr.—As an executive of several banking companies over the past 20 years, Mr. Marshall has experience with financial, regulatory and operational issues. He has over 35 years of banking experience and has participated on investment and finance committees (including chairperson) of various organizations. Mr. Marshall holds a BSBA from Washington University and completed the Advanced Management Program at Harvard Business School.

Elaine A. Sarsynski—As an executive of a financial services company and a director of a number of its subsidiaries with over 25 years of financial services experience, Ms. Sarsynski has experience with financial, regulatory and operational issues. She also has experience managing government and municipal activities and offering consulting services to the real estate industry. Ms. Sarsynski has FINRA Series 7 and 24 registrations and holds a BA from Smith College in economics and a MBA in finance and accounting from Columbia University.

Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, a MBA from Harvard Business School and a Doctor of Humane Letters from Charter Oak State College.

Board Committees and Meetings

The Board had four regularly scheduled meetings in 2010.

Audit Committee.    The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Hunter and Blair and Ms. Sweeney, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2010, the Audit Committee met six times.

Nominating Committee.    The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met once during 2010. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name and address as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee.    The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2010. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Governance Committee.    The Trust has a Governance Committee, whose members are Messrs. Blair, Joyal and Marshall, Ms. Boland and Ms. Sarsynski. The Governance Committee met once during 2010. The

Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

Valuation Committee.    The Trust has a Valuation Committee, consisting of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary and Assistant Secretaries of the Trust. The Valuation Committee determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Funds’ investment adviser and administrator, MassMutual, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Fund’s Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of the Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2010.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	over $100,000
Mary E. Boland	None	None
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
Susan B. Sweeney	None	None
Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski	None	None

The ownership information shown above does not include units of separate investment accounts that invest in one or more Funds held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more Funds. As of December 31, 2010, these amounts were as follows: Mr. Ayers, over $100,000; Mr. Blair, over $100,000; Ms. Boland, over $100,000; Mr. Hunter, over $100,000; Mr. Joyal, over $100,000; and Ms. Sarsynski, $50,001-$100,000.

As of March 3, 2011, the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2010, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds.

Trustee Compensation

Effective January 1, 2011, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $12,900 per quarter plus a fee of $3,600 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairperson of the Audit Committee is paid an additional 10% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

At the start of the 2010 fiscal year, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $11,100 per quarter plus a fee of $3,600 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairperson of the

Audit Committee was paid an additional 10% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee were paid an additional 5% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2010 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested” and earn the rate of return equal to the rate of return earned by the funds in which such amounts are shadow invested. Each of the Trustees also served as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard H. Ayers	—	$154,022	$242,901
Chairman and Trustee
Allan W. Blair	$53,172	—	$88,620
Trustee
Mary E. Boland	—	$131,295	$210,065
Trustee
R. Alan Hunter, Jr.	$55,980	$61,212	$182,277
Trustee
Robert E. Joyal	—	$121,521	$190,260
Trustee
F. William Marshall, Jr.	$53,640	—	$288,400
Trustee
Elaine A. Sarsynski[1]	$0	—	$0
Trustee
Susan B. Sweeney	$53,172	—	$88,620
Trustee

(1)	Ms. Sarsynski, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 3, 2011, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

MassMutual Select PIMCO Total Return Fund1

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	95.29%

Class L	MassMutual 1295 State Street Springfield, MA 01111	92.23%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	7.77%

Class N	MassMutual 1295 State Street Springfield, MA 01111	84.01%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	15.99%

Class S	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	31.11%

	MassMutual 1295 State Street Springfield, MA 01111	27.54%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	12.23%

	MassMutual Select Destination Retirement 2010 Fund 200 Clarendon Street Boston, MA 02116	11.97%

	MassMutual Select Destination Retirement Income Fund 200 Clarendon Street Boston, MA 02116	10.77%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street Boston, MA 02116	5.81%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	99.59%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Z	MassMutual 1295 State Street Springfield, MA 01111	81.86%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	17.32%

MassMutual Select Strategic Bond Fund2

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	84.77%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	8.86%

Class L	MassMutual 1295 State Street Springfield, MA 01111	92.76%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	72.97%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	9.18%

	MassMutual Select Destination Retirement Income Fund 200 Clarendon Street Boston, MA 02116	7.38%

	MassMutual Select Destination Retirement 2010 Fund 200 Clarendon Street Boston, MA 02116	6.03%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	70.20%

Class	Name and Address of Beneficial Owner	Percent of Class
	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	26.34%

MassMutual Select Strategic Balanced Fund3

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	63.11%

Class L	MassMutual 1295 State Street Springfield, MA 01111	93.11%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.89%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select BlackRock Global Allocation Fund4

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	100%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	Mac & Co. Account-PWFK Mutual Fund Operations 1032002 P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	89.48%

Class	Name and Address of Beneficial Owner	Percent of Class
	L & F Indemnity Limited Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda HM08	8.10%

Class Y	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	99.99%

MassMutual Select Diversified Value Fund5

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	74.46%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	17.49%

Class L	MassMutual 1295 State Street Springfield, MA 01111	95.51%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	41.31%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	6.04%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	5.04%

	Board of Trustees for the Elevator Constructors Annuity & 401K Retirement Plan 19 Campus Blvd. #200 Newton Square, PA 19073	27.79%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	14.32%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	81.63%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	18.23%

MassMutual Select Fundamental Value Fund6

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	77.92%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.71%

Class L	MassMutual 1295 State Street Springfield, MA 01111	73.44%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.69%

	Board of Trustees Stationary Engineers Local 39 Annuity Trust 337 Valencia Street San Francisco, CA 94103	5.73%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	83.49%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.89%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	76.25%

Class	Name and Address of Beneficial Owner	Percent of Class
	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	21.12%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Value Equity Fund7

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	96.36%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Large Cap Value Fund8

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	74.49%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	20.84%

Class L	MassMutual 1295 State Street Springfield, MA 01111	85.73%

Class	Name and Address of Beneficial Owner	Percent of Class
	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	11.60%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	91.02%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	89.79%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	8.57%

MassMutual Select Indexed Equity Fund9

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	55.54%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	40.54%

Class L	MassMutual 1295 State Street Springfield, MA 01111	78.97%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	18.26%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	65.75%

Class	Name and Address of Beneficial Owner	Percent of Class
	Norwest Bank Colorado TR Savings & Supplemental Retirement Plan of Novant Heatlth Systems, Inc. 8515 E. Orchard Road 2T2 Engelwood, CO 80111	17.49%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.11%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	61.02%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	36.88%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	78.07%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.50%

MassMutual Select Core Opportunities Fund10

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	80.90%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.62%

Class L	MassMutual 1295 State Street Springfield, MA 01111	94.03%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	5.97%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	29.01%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	23.11%

	MassMutual 1295 State Street Springfield, MA 01111	15.06%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street Boston, MA 02116	14.11%

	MassMutual Select Destination Retirement 2010 Fund 200 Clarendon Street Boston, MA 02116	8.48%

	MassMutual Select Destination Retirement Income Fund 200 Clarendon Street Boston, MA 02116	7.71%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	77.63%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	22.37%

MassMutual Select Blue Chip Growth Fund11

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	86.31%

Class L	MassMutual 1295 State Street Springfield, MA 01111	99.17%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual 1295 State Street Springfield, MA 01111	80.54%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	5.79%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	96.14%

MassMutual Select Large Cap Growth Fund12

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	93.64%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	29.78%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	24.76%

	MassMutual 1295 State Street Springfield, MA 01111	19.56%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street Boston, MA 02116	17.90%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Growth Opportunities Fund13

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	86.02%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	7.90%

Class L	MassMutual 1295 State Street Springfield, MA 01111	86.81%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	12.86%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	81.26%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.61%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	88.77%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	9.29%

MassMutual Select NASDAQ-100 Fund14

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	76.56%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.23%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	99.79%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	94.21%

MassMutual Select Focused Value Fund15

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	72.58%

	NFS LLC FEBO Robert Levy NFS/FMTC IRA 2 N. Lasalle Street, Suite 500 Chicago, IL 60602	12.63%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	8.45%

Class L	MassMutual 1295 State Street Springfield, MA 01111	85.26%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	11.28%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	88.77%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	82.73%

Class	Name and Address of Beneficial Owner	Percent of Class
	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	12.90%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Mid-Cap Value Fund16

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	60.75%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	37.89%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	46.98%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	14.25%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	13.36%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	11.29%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street Boston, MA 02116	8.64%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	SEI Private Trust Company c/o State Street ID571 ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456	83.29%

	MassMutual 1295 State Street Springfield, MA 01111	16.71%

MassMutual Select Small Cap Value Equity Fund17

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	80.30%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	16.95%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	54.01%

	Board of Trustees for the Elevator Constructors Annuity & 401k Retirement 19 Campus Blvd. #200 Newton Square, PA 19073	26.54%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	6.89%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	5.60%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	80.92%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.08%

MassMutual Select Small Company Value Fund18

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	81.21%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	13.29%

Class L	MassMutual 1295 State Street Springfield, MA 01111	84.57%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	12.95%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	76.56%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	17.06%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	84.71%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	10.63%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Mid Cap Growth Equity Fund19

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	88.84%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	54.15%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	15.85%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	14.37%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street Boston, MA 02116	10.35%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	84.93%

	SEI Private Trust Company c/o State Street ID571 ATTN Mutual Funds One Freedom Valley Drive Oaks, PA 19456	15.07%

MassMutual Select Mid Cap Growth Equity II Fund20

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	77.82%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	18.59%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	86.22%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	11.53%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	74.41%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	22.26%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	66.23%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	31.24%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Small Cap Growth Equity Fund21

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	79.73%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	14.44%

Class L	MassMutual 1295 State Street Springfield, MA 01111	93.19%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	5.27%

Class	Name and Address of Beneficial Owner	Percent of Class
Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	56.53%

	Mac & Co. Account-PWFK Mutual Fund Operations 1032002 P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	37.57%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	76.52%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	17.06%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Small Company Growth Fund22

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	88.51%

Class L	MassMutual 1295 State Street Springfield, MA 01111	82.23%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	16.31%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	53.50%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	15.39%

Class	Name and Address of Beneficial Owner	Percent of Class
	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	9.38%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	8.58%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street Boston, MA 02116	6.62%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	99.10%

MassMutual Select Diversified International Fund23

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	83.89%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	Board of Trustees for the Elevator Constructors Annuity & 401K Retirement Plan 19 Campus Blvd. #200 Newton Square, PA 19073	58.96%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	12.49%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	12.13%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street Boston, MA 02116	7.64%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 1295 State Street Springfield, MA 01111	99.60%

MassMutual Select Overseas Fund24

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	79.17%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	10.27%

Class L	MassMutual 1295 State Street Springfield, MA 01111	92.58%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	5.92%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	57.60%

	MassMutual Select Destination Retirement 2020 Fund 200 Clarendon Street Boston, MA 02116	11.85%

	MassMutual Select Destination Retirement 2030 Fund 200 Clarendon Street Boston, MA 02116	10.97%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	7.14%

	MassMutual Select Destination Retirement 2040 Fund 200 Clarendon Street Boston, MA 02116	7.00%

Class	Name and Address of Beneficial Owner	Percent of Class
Class Y	MassMutual 12.95 State Street Springfield, MA 01111	97.57%

Class Z	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Destination Retirement Income Fund25

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	43.51%

	MassMutual 1295 State Street Springfield, MA 01111	17.78%

	NFS LLC FEBO NFS/FMTC Rollover IRA FBO Robert Flynn 1366 Osprey Ave Naples, FL 34102	9.11%

Class L	MassMutual 1295 State Street Springfield, MA 01111	97.97%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	86.16%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	8.50%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	52.75%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	47.24%

MassMutual Select Destination Retirement 2010 Fund26

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	47.79%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	22.01%

Class L	MassMutual 1295 State Street Springfield, MA 01111	91.31%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	8.69%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	80.06%

	State Street Bank as Trustee FBO Greif Bros. Corporation 401k Plan c/o State Street Bank 200 Clarendon Street MML37 Boston, MA 02117	13.07%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	5.64%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	77.13%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	22.13%

MassMutual Select Destination Retirement 2015 Fund27

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	76.67%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	23.33%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Destination Retirement 2020 Fund28

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	50.64%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	21.41%

Class L	MassMutual 1295 State Street Springfield, MA 01111	97.16%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	76.23%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	12.35%

Class	Name and Address of Beneficial Owner	Percent of Class
	State Street Bank as Trustee FBO Greif Bros. Corporation 401k Plan c/o State Street Bank 200 Clarendon Street MML37 Boston, MA 02117	10.66%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	84.01%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	15.43%

MassMutual Select Destination Retirement 2025 Fund29

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	76.01%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	23.99%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Destination Retirement 2030 Fund30

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	64.23%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	16.11%

Class	Name and Address of Beneficial Owner	Percent of Class
Class L	MassMutual 1295 State Street Springfield, MA 01111	93.98%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.02%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	77.08%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	12.15%

	State Street Bank as Trustee FBO Greif Bros. Corporation 401k Plan c/o State Street Bank 200 Clarendon Street MML37 Boston, MA 02117	9.98%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	76.90%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	22.75%

MassMutual Select Destination Retirement 2035 Fund31

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	94.98%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	5.02%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class	Name and Address of Beneficial Owner	Percent of Class
Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Destination Retirement 2040 Fund32

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	69.26%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.95%

Class L	MassMutual 1295 State Street Springfield, MA 01111	97.65%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	74.08%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	15.65%

	State Street Bank as Trustee FBO Greif Bros. Corporation 401k Plan c/o State Street Bank 200 Clarendon Street MML37 Boston, MA 02117	9.79%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	75.94%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	23.33%

MassMutual Select Destination Retirement 2045 Fund33

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	91.06%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	8.94%

Class L	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	100%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	100%

MassMutual Select Destination Retirement 2050 Fund34

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	61.13%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	36.65%

Class L	MassMutual 1295 State Street Springfield, MA 01111	73.44%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	26.56%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	87.56%

Class	Name and Address of Beneficial Owner	Percent of Class
	State Street Bank as Trustee FBO Greif Bros. Corporation 401k Plan c/o State Street Bank 200 Clarendon Street MML37 Boston, MA 02117	7.67%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	4.08%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	93.55%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.45%

[1]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 94.68% of MassMutual Select PIMCO Total Return Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[2]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 81.23% of MassMutual Select Strategic Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[3]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 91.96% of MassMutual Select Strategic Balanced Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[4]

As of March 3, 2011, Mac & Co., 525 William Penn Place, Pittsburgh, PA 15230, owned 87.19% of MassMutual Select BlackRock Global Allocation Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Mac & Co. Mac & Co. is organized under the laws of Pennsylvania.

[5]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 56.75% of MassMutual Select Diversified Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[6]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 79.73% of MassMutual Select Fundamental Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[7]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 98.65% of MassMutual Select Value Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[8]	As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 84.98% of MassMutual Select Large Cap Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.
[9]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 69.19% of MassMutual Select Indexed Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[10]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 67.75% of MassMutual Select Core Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[11]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 91.25% of MassMutual Select Blue Chip Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[12]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 44.67% of MassMutual Select Large Cap Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[13]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 83.43% of MassMutual Select Growth Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[14]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 90.55% of MassMutual Select NASDAQ-100 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[15]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 83.26% of MassMutual Select Focused Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[16]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 62.55% of MassMutual Select Mid-Cap Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[17]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 66.05% of MassMutual Select Small Cap Value Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[18]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 79.38% of MassMutual Select Small Company Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[19]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield MA 01111, owned 74.30% of MassMutual Select Mid Cap Growth Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[20]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 76.05% of MassMutual Select Mid Cap Growth Equity II Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[21]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, and Mac & Co., 525 William Penn Place, Pittsburgh, PA 15230, owned 64.12% and 26.35%, respectively, of MassMutual Select Small

Cap Growth Equity Fund and therefore each may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Mac & Co. MassMutual is organized under the laws of Massachusetts. Mac & Co. is organized under the laws of Pennsylvania.

[22]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 70.61% of MassMutual Select Small Company Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[23]

As of March 3, 2011, Elevator Constructors Annuity & 401K Retirement Plan, 19 Campus Boulevard, # 200, Newton Square, PA 19073, and MassMutual, 1295 State Street, Springfield, MA 01111, owned 41.80% and 31.69%, respectively, of MassMutual Select Diversified International Fund and therefore each may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Elevator Constructors Annuity & 401K Retirement Plan and MassMutual. Elevator Constructors Annuity & 401K Retirement Plan is organized under the laws of Pennsylvania. MassMutual is organized under the laws of Massachusetts.

[24]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 75.08% of MassMutual Select Overseas Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[25]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 62.14% of MassMutual Select Destination Retirement Income Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[26]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 71.28% of MassMutual Select Destination Retirement 2010 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[27]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 96.04% of MassMutual Select Destination Retirement 2015 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[28]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 77.01% of MassMutual Select Destination Retirement 2020 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[29]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 94.05% of MassMutual Select Destination Retirement 2025 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[30]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 78.43% of MassMutual Select Destination Retirement 2030 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[31]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 99.18% of MassMutual Select Destination Retirement 2035 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[32]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 79.67% of MassMutual Select Destination Retirement 2040 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[33]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 98.77% of MassMutual Select Destination Retirement 2045 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[34]

As of March 3, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 84.47% of MassMutual Select Destination Retirement 2050 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISER AND SUBADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund, MML Emerging Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Foreign Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Large Cap Value Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML NASDAQ-100® Fund, MML PIMCO Total Return Fund, MML Small Cap Growth Equity Fund, MML Small Cap Index Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, MML American Funds® Growth Fund, MML American Funds® International Fund and MML American Funds® Core Allocation Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Blend Fund, MML China Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Money

Market Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund and MML Strategic Emerging Markets Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .35% for the PIMCO Total Return Fund, .55% for the Strategic Bond Fund, .60% for the Strategic Balanced Fund, .80% for the BlackRock Global Allocation Fund, .50% for the Diversified Value Fund, .65% for the Fundamental Value Fund, .70% for the Value Equity Fund, .65% of the first $1.5 billion of the average daily net assets of the Large Cap Value Fund and .60% on assets in excess of $1.5 billion, .10% for the Indexed Equity Fund, .70% for the Core Opportunities Fund, .65% for the Blue Chip Growth Fund, .65% for the Large Cap Growth Fund, .73% for the Growth Opportunities Fund, .15% for the NASDAQ-100 Fund, .69% for the Focused Value Fund, .70% for the Mid-Cap Value Fund, .75% for the Small Cap Value Equity Fund, .85% for the Small Company Value Fund, .70% for the Mid Cap Growth Equity Fund, .75% for the Mid Cap Growth Equity II Fund, .82% for the Small Cap Growth Equity Fund, .85% for the Small Company Growth Fund, .90% for the Diversified International Fund, 1.00% for the Overseas Fund and .05% on the first $500 million of the average daily net assets of each Destination Retirement Fund, .025% on the next $500 million of average daily net assets and .00% on assets in excess of $1 billion.

For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Management Fee Paid	Other Expenses Reimbursed
PIMCO Total Return Fund[1]
Period ended 12/31/10	$2,230,127	—
Strategic Bond Fund
Year ended 12/31/08	$1,598,447	$(32,515)
Year ended 12/31/09	$1,122,239	—
Year ended 12/31/10	$1,114,038	—
Strategic Balanced Fund
Year ended 12/31/08	$902,724	—
Year ended 12/31/09	$522,559	—
Year ended 12/31/10	$424,627	—
BlackRock Global Allocation Fund[2]
Period Ended 12/31/09	$300,165	$(175,422)
Year Ended 12/31/10	$3,946,181	$(437,817)
Diversified Value Fund
Year ended 12/31/08	$2,374,168	—
Year ended 12/31/09	$1,533,610	—
Year ended 12/31/10	$1,488,014	—
Fundamental Value Fund
Year ended 12/31/08	$6,554,983	—
Year ended 12/31/09	$5,434,624	—
Year ended 12/31/10	$6,500,214	$(135,504)
Value Equity Fund
Year ended 12/31/08	$442,350	—
Year ended 12/31/09	$242,553	—
Year ended 12/31/10	$218,323	—

	Management Fee Paid	Other Expenses Reimbursed
Large Cap Value Fund
Year ended 12/31/08	$7,098,792	—
Year ended 12/31/09	$4,363,102	—
Year ended 12/31/10	$4,413,531	—
Indexed Equity Fund
Year ended 12/31/08	$1,929,788	—
Year ended 12/31/09	$1,477,835	—
Year ended 12/31/10	$1,766,743	—
Core Opportunities Fund
Year ended 12/31/08	$338,588	$(11,814)
Year ended 12/31/09	$225,124	$(6,557)
Year ended 12/31/10	$400,729	—
Blue Chip Growth Fund[3]
Year ended 12/31/08	$4,328,799	$(716,855)
Year ended 12/31/09	$3,237,048	$(575,221)
Year ended 12/31/10	$3,251,255	$(563,553)
Large Cap Growth Fund
Year ended 12/31/08	$228,698	—
Year ended 12/31/09	$346,782	—
Year ended 12/31/10	$464,967	—
Growth Opportunities Fund
Year ended 12/31/08	$2,831,094	—
Year ended 12/31/09	$1,964,268	—
Year ended 12/31/10	$2,057,185	—
NASDAQ-100 Fund
Year ended 12/31/08	$64,947	—
Year ended 12/31/09	$57,846	—
Year ended 12/31/10	$68,033	—
Focused Value Fund
Year ended 12/31/08	$4,324,260	—
Year ended 12/31/09	$3,207,228	—
Year ended 12/31/10	$4,109,628	$(81,625)
Mid-Cap Value Fund
Year ended 12/31/08	$1,075,287	—
Year ended 12/31/09	$693,964	—
Year ended 12/31/10	$870,145	—
Small Cap Value Equity Fund
Year ended 12/31/08	$977,860	—
Year ended 12/31/09	$634,855	—
Year ended 12/31/10	$657,040
Small Company Value Fund
Year ended 12/31/08	$4,326,279	—
Year ended 12/31/09	$3,345,163	—
Year ended 12/31/10	$4,268,598	$(55,016)
Mid Cap Growth Equity Fund
Year ended 12/31/08	$842,110	—
Year ended 12/31/09	$491,178	—
Year ended 12/31/10	$468,519

	Management Fee Paid	Other Expenses Reimbursed
Mid Cap Growth Equity II Fund
Year ended 12/31/08	$9,227,764	—
Year ended 12/31/09	$7,256,982	—
Year ended 12/31/10	$9,881,136	$(197,587)
Small Cap Growth Equity Fund
Year ended 12/31/08	$4,468,536	—
Year ended 12/31/09	$3,311,461	—
Year ended 12/31/10	$4,998,812	$(51,440)
Small Company Growth Fund
Year ended 12/31/08	$788,374	—
Year ended 12/31/09	$438,324	—
Year ended 12/31/10	$469,704	—
Diversified International Fund
Year ended 12/31/08	$1,740,166	$(204,181)
Year ended 12/31/09	$1,326,785	$(205,889)
Year ended 12/31/10	$1,185,712	$(183,017)
Overseas Fund
Year ended 12/31/08	$8,032,192	—
Year ended 12/31/09	$4,901,348	—
Year ended 12/31/10	$5,455,985	$(182,430)
Destination Retirement Income Fund
Year ended 12/31/08	$107,328	—
Year ended 12/31/09	$58,246	—
Year ended 12/31/10	$52,741	—
Destination Retirement 2010 Fund
Year ended 12/31/08	$105,743	—
Year ended 12/31/09	$61,360	—
Year ended 12/31/10	$57,646	—
Destination Retirement 2015 Fund[4]
Period ended 12/31/10	$403	$(38,009)
Destination Retirement 2020 Fund
Year ended 12/31/08	$271,915	—
Year ended 12/31/09	$173,665	—
Year ended 12/31/10	$182,200	—
Destination Retirement 2025 Fund[4]
Period ended 12/31/10	$388	$(38,297)
Destination Retirement 2030 Fund
Year ended 12/31/08	$206,889	—
Year ended 12/31/09	$134,370	—
Year ended 12/31/10	$143,583	—
Destination Retirement 2035 Fund[4]
Period ended 12/31/10	$380	$(38,014)
Destination Retirement 2040 Fund
Year ended 12/31/08	$119,007	—
Year ended 12/31/09	$80,995	—
Year ended 12/31/10	$85,369	—
Destination Retirement 2045 Fund[4]
Period ended 12/31/10	$377	$(38,102)

	Management Fee Paid	Other Expenses Reimbursed
Destination Retirement 2050 Fund
Year ended 12/31/08	$5,112	$(50,856)
Year ended 12/31/09	$6,625	$(62,579)
Year ended 12/31/10	$9,824	$(38,391)

[1]	Commenced operations on July 6, 2010.
[2]	Commenced operations on December 1, 2009.
[3]	From December 3, 2007 through October 13, 2008, MassMutual agreed to waive .05% of the investment advisory fee.
[4]	Commenced operations on April 1, 2010.

Subadvisers

AllianceBernstein serves as a subadviser for the Diversified International Fund. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Through its subsidiary, Sanford C. Bernstein & Co., LLC, AllianceBernstein provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

At December 31, 2010, AllianceBernstein Holding L.P. (“Holding”) owned approximately 37.8% of the issued and outstanding AllianceBernstein Units. As of December 31, 2010, AXA, one of the largest global financial services organizations, owned an approximate 61.4% economic interest in AllianceBernstein. AllianceBernstein also provides subadvisory services for the MML Small/Mid Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

BlackRock serves as subadviser for the BlackRock Global Allocation Fund. BlackRock also provides subadvisory services for the MML Income & Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Brandywine Global and Loomis Sayles both act as subadvisers for the Diversified Value Fund. Brandywine Global is a wholly owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia with an office in San Francisco. Brandywine Global also operates two affiliated companies with offices in Singapore and London. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. The group includes two autonomous and complimentary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. Loomis Sayles also provides subadvisory services for the MML Equity Fund, a series of MML Series Investment Fund II, a registered, open-end investment company for which MassMutual serves as investment adviser.

J.P. Morgan, Western Asset and Western Asset Limited act as subadvisers for the Strategic Balanced Fund. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Western Asset and Western Asset Limited also serve as subadvisers for the Strategic Bond Fund.

Wellington Management and Turner both act as subadvisers for the Mid Cap Growth Equity Fund. Turner, founded in 1990, is an independent investment management firm based in Berwyn, Pennsylvania. The firm was founded by Robert E. Turner, Mark D. Turner, and Christopher K. McHugh and began managing assets, including institutional assets, on March 5, 1990 (the effective date of its SEC registration). As of December 31, 2010, Turner had approximately $17.9 billion in assets under management. Currently, Turner Investment Partners, Inc. is 100% employee-owned. Approximately 68% of Turner’s employees are owners as of December 31, 2010. The firm has distributed equity to those professionals who have made significant contributions to the success of the business. Turner is affiliated with, as it serves as adviser and administrator to, the Turner Funds, a family of mutual funds.

Wellington Management and Barrow Hanley both act as subadvisers for the Small Cap Value Equity Fund. Barrow Hanley is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group based in London, comprised of approximately 20 independent asset management firms.

Wellington Management and Waddell & Reed both act as subadvisers for the Small Cap Growth Equity Fund and both are registered with the SEC as investment advisers. Each subadviser will manage a portion of the net assets of the Fund’s portfolio. Wellington Management and Waddell & Reed also both provide subadvisory services for the MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Wellington Management also serves as subadviser for the Fundamental Value Fund. Wellington Management also provides subadvisory services for the MML Fundamental Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

PIMCO serves as subadviser for the PIMCO Total Return Fund. PIMCO also provides subadvisory services for the MML PIMCO Total Return Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Pyramis serves as the subadviser for the Value Equity Fund and is primarily responsible for choosing investments. FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Pyramis. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

NTI serves as subadviser for the Indexed Equity Fund and the NASDAQ-100 Fund. NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI also provides subadvisory services for the MML Equity Index Fund, the MML NASDAQ-100 Fund and the MML Small Cap Index Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Victory and The Boston Company both act as subadvisers for the Core Opportunities Fund. Victory is a second-tier subsidiary of KeyCorp.

Davis serves as subadviser for the Large Cap Value Fund. Davis is controlled by Davis Investments, LLC. Davis also provides subadvisory services for the MML Large Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Rainier serves as subadviser for the Large Cap Growth Fund. Rainier also provides subadvisory services for the MML Large Cap Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Harris serves as subadviser for the Focused Value Fund. Harris is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis”). Natixis is a wholly-owned subsidiary of Natixis Global Asset Management.

NFJ and Systematic both act as subadvisers for the Mid-Cap Value Fund. Systematic is a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. (“AMG”). AMG is the majority owner of the firm, with the remaining equity spread between six active senior members of Systematic. AMG is a passive financial partner. Systematic’s management employees retain autonomous control of the investment philosophy and process, as well as comprehensive management of the firm.

Systematic was founded in 1982, as a registered investment advisor with the SEC pursuant to the Advisers Act, specializing in the management of value portfolios. In 1995, a majority stake in the firm was sold to AMG, a holding company and publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered with the SEC as Systematic on April 10, 1995. In 1996, AMG brought in the current senior members of the investment management team.

NFJ is a direct subsidiary of Allianz Global Investors Capital LLC (“AGI Capital”) and is organized as a Delaware limited liability company. AGI Capital is a subsidiary of Allianz Global Investors, the asset management arm of Allianz SE, one of the world’s largest financial services providers. AGI Capital provides oversight with respect to the investment management services provided by NFJ. AGI Capital also provides best-in-class services across non-investment related functions. Although NFJ is not employee-owned, as of January 2010, key employees participate in an equity ownership plan that provides compensation based on the profits of the firm and vests over time.

Sands Capital and DMC both act as subadvisers for the Growth Opportunities Fund. DMC, a series of Delaware Management Business Trust, is an indirect subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is an indirect, wholly-owned subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd. (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries. Investments in the Growth Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie company guarantees or will guarantee the performance of the Growth Opportunities Fund, the repayment of capital from the Fund or any particular rate of return.

Frontier and T. Rowe Price both act as subadvisers for the Mid Cap Growth Equity II Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price also provides subadvisory services for the Blue Chip Growth Fund, which is also series of the Trust; and the MML Equity Income Fund, the MML Blue Chip Growth Fund, the MML Mid Cap Growth Fund and the MML Small Company Value Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

Federated Clover, T. Rowe Price, and Earnest Partners each act as subadvisers for the Small Company Value Fund.

The Boston Company and Eagle both act as subadvisers for the Small Company Growth Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based financial services company.

AllianceBernstein, Harris and MFS each act as subadvisers for the Overseas Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company). MFS also provides subadvisory services for the MML Global Fund and MML Growth & Income Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

For the last three fiscal years, MassMutual paid the following amounts for subadvisory services provided to the Funds:

PIMCO Total Return Fund[1]
Period ended 12/31/10	$1,594,164
Strategic Bond Fund
Year ended 12/31/08	$545,479
Year ended 12/31/09	$423,885
Year ended 12/31/10	$429,198
Strategic Balanced Fund
Year ended 12/31/08	$442,224
Year ended 12/31/09	$280,716
Year ended 12/31/10	$231,956
BlackRock Global Allocation Fund[2]
Period ended 12/31/09	$232,854
Year ended 12/31/10	$2,932,028
Diversified Value Fund
Year ended 12/31/08	$967,141
Year ended 12/31/09	$654,380
Year ended 12/31/10	$644,282
Fundamental Value Fund
Year ended 12/31/08	$3,081,502
Year ended 12/31/09	$2,551,637
Year ended 12/31/10	$3,008,962

Value Equity Fund
Year ended 12/31/08	$252,355
Year ended 12/31/09	$138,468
Year ended 12/31/10	$124,756
Large Cap Value Fund
Year ended 12/31/08	$3,446,054
Year ended 12/31/09	$2,198,473
Year ended 12/31/10	$2,214,259
Indexed Equity Fund
Year ended 12/31/08	$164,306
Year ended 12/31/09	$130,365
Year ended 12/31/10	$151,854
Core Opportunities Fund
Year ended 12/31/08	$208,660
Year ended 12/31/09	$140,216
Year ended 12/31/10	$229,073
Blue Chip Growth Fund
Year ended 12/31/08	$2,270,877
Year ended 12/31/09	$1,736,596
Year ended 12/31/10	$1,721,977
Large Cap Growth Fund
Year ended 12/31/08	$138,396
Year ended 12/31/09	$213,515
Year ended 12/31/10	$282,773
Growth Opportunities Fund
Year ended 12/31/08	$1,724,010
Year ended 12/31/09	$1,202,237
Year ended 12/31/10	$1,260,857
NASDAQ-100 Fund
Year ended 12/31/08	$21,381
Year ended 12/31/09	$18,912
Year ended 12/31/10	$22,427
Focused Value Fund
Year ended 12/31/08	$2,687,366
Year ended 12/31/09	$2,037,758
Year ended 12/31/10	$2,579,057
Mid-Cap Value Fund
Year ended 12/31/08	$713,335
Year ended 12/31/09	$440,177
Year ended 12/31/10	$513,859
Small Cap Value Equity Fund
Year ended 12/31/08	$586,712
Year ended 12/31/09	$404,033
Year ended 12/31/10	$424,031
Small Company Value Fund
Year ended 12/31/08	$2,878,527
Year ended 12/31/09	$2,264,657
Year ended 12/31/10	$2,853,768
Mid Cap Growth Equity Fund
Year ended 12/31/08	$557,475
Year ended 12/31/09	$331,795
Year ended 12/31/10	$316,375

Mid Cap Growth Equity II Fund
Year ended 12/31/08	$5,990,834
Year ended 12/31/09	$4,663,232
Year ended 12/31/10	$6,225,809
Small Cap Growth Equity Fund
Year ended 12/31/08	$3,341,377
Year ended 12/31/09	$2,553,724
Year ended 12/31/10	$3,842,712
Small Company Growth Fund
Year ended 12/31/08	$573,884
Year ended 12/31/09	$318,083
Year ended 12/31/10	$339,589
Diversified International Fund
Year ended 12/31/08	$902,503
Year ended 12/31/09	$687,058
Year ended 12/31/10	$613,745
Overseas Fund
Year ended 12/31/08	$3,992,533
Year ended 12/31/09	$2,461,748
Year ended 12/31/10	$2,728,106

[1]	Commenced operations on July 6, 2010.
[2]	Commenced operations on December 1, 2009.

Organization and Management of the Select Cayman Fund

The BlackRock Global Allocation Fund may gain exposure to certain commodities-related investments by investing up to 25% of its total assets in the Select Cayman Fund. Once it commences investment operations, the Select Cayman Fund is expected to invest primarily in commodity-related instruments.

The Select Cayman Fund is a company organized under the laws of the Cayman Islands, whose registered office is located in the Cayman Islands. The Select Cayman Fund’s affairs are overseen by its own board of directors. BlackRock will subadvise the assets of the Select Cayman Fund. MassMutual will provide investment management and administrative services to the Select Cayman Fund. The Select Cayman Fund is also expected to enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the BlackRock Global Allocation Fund.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreement. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which range from .1959% to .6744% for Class N shares; .1459% to .6244% for Class A shares; .0459% to .4744% for Class Y shares; .0100% to .3744% for Class S shares and .1459% to .6244% for Class L shares. The annual administrative services fee is .0200% for Class Z shares of the PIMCO Total Return Fund, .0700% for Class Z shares of the Fundamental Value Fund, Focused Value Fund, Small Cap Growth Equity Fund and Overseas Fund, .0855% for Class Z shares of the Indexed

Equity Fund, and .0600% for Class Z shares of the Small Company Value Fund and Mid Cap Growth Equity II Fund. MassMutual has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”). As sub-administrator, State Street assists in many aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

For the last three fiscal years, the Trust, on behalf of the Funds, has paid the following amounts as administrative services fees to MassMutual pursuant to each Administrative Services Agreement:

	Gross	Waiver	Net
PIMCO Total Return Fund[1]
Period ended 12/31/10	$1,591,463	—	$1,591,463
Strategic Bond Fund
Year ended 12/31/08	$428,732	—	$428,732
Year ended 12/31/09	$311,427	—	$311,427
Year ended 12/31/10	$324,749	—	$324,749
Strategic Balanced Fund
Year ended 12/31/08	$380,464	—	$380,464
Year ended 12/31/09	$214,510	—	$214,510
Year ended 12/31/10	$188,205	—	$188,205
BlackRock Global Allocation Fund[2]
Period Ended 12/31/09	$20,653	—	$20,653
Year ended 12/31/10	$274,363	—	$274,363
Diversified Value Fund
Year ended 12/31/08	$720,425	—	$720,425
Year ended 12/31/09	$420,307	—	$420,307
Year ended 12/31/10	$381,490	—	$381,490
Fundamental Value Fund
Year ended 12/31/08	$2,126,246	—	$2,126,246
Year ended 12/31/09	$1,728,566	—	$1,728,566
Year ended 12/31/10	$2,213,094	—	$2,213,094
Value Equity Fund
Year ended 12/31/08	$97,994	—	$97,994
Year ended 12/31/09	$52,210	—	$52,210
Year ended 12/31/10	$51,892	—	$51,892
Large Cap Value Fund
Year ended 12/31/08	$2,156,718	—	$2,156,718
Year ended 12/31/09	$1,317,558	—	$1,317,558
Year ended 12/31/10	$1,248,500	—	$1,248,500
Indexed Equity Fund
Year ended 12/31/08	$5,806,080	$(1,075,267)	$4,730,813
Year ended 12/31/09	$4,287,811	$(811,071)	$3,476,740
Year ended 12/31/10	$4,885,996	$(869,599)	$4,016,397
Core Opportunities Fund
Year ended 12/31/08	$113,364	—	$113,364
Year ended 12/31/09	$84,379	—	$84,379
Year ended 12/31/10	$130,709	—	$130,709
Blue Chip Growth Fund
Year ended 12/31/08	$2,201,599	—	$2,201,599
Year ended 12/31/09	$1,599,481	—	$1,599,481
Year ended 12/31/10	$1,644,669	—	$1,664,669

	Gross	Waiver	Net
Large Cap Growth Fund
Year ended 12/31/08	$74,229	—	$74,229
Year ended 12/31/09	$106,110	—	$106,110
Year ended 12/31/10	$158,282	—	$158,282
Growth Opportunities Fund
Year ended 12/31/08	$834,466	—	$834,466
Year ended 12/31/09	$558,692	—	$558,692
Year ended 12/31/10	$549,913	—	$549,913
NASDAQ-100 Fund
Year ended 12/31/08	$227,306	—	$227,306
Year ended 12/31/09	$201,227	—	$201,227
Year ended 12/31/10	$232,980	—	$232,980
Focused Value Fund
Year ended 12/31/08	$1,341,854	—	$1,341,854
Year ended 12/31/09	$983,938	—	$983,938
Year ended 12/31/10	$1,303,410	—	$1,303,410
Mid-Cap Value Fund
Year ended 12/31/08	$217,510	—	$217,510
Year ended 12/31/09	$141,566	—	$141,566
Year ended 12/31/10	$175,835	—	$175,835
Small Cap Value Equity Fund
Year ended 12/31/08	$183,681	—	$183,681
Year ended 12/31/09	$118,866	—	$118,866
Year ended 12/31/10	$122,245	—	$122,245
Small Company Value Fund
Year ended 12/31/08	$1,261,355	—	$1,261,355
Year ended 12/31/09	$941,340	—	$941,340
Year ended 12/31/10	$1,235,642	—	$1,235,642
Mid Cap Growth Equity Fund
Year ended 12/31/08	$207,953	—	$207,953
Year ended 12/31/09	$126,826	—	$126,826
Year ended 12/31/10	$123,992	—	$123,992
Mid Cap Growth Equity II Fund
Year ended 12/31/08	$2,952,277	—	$2,952,277
Year ended 12/31/09	$2,261,473	—	$2,261,473
Year ended 12/31/10	$3,197,663	—	$3,197,663
Small Cap Growth Equity Fund
Year ended 12/31/08	$1,288,870	—	$1,288,870
Year ended 12/31/09	$920,245	—	$920,245
Year ended 12/31/10	$1,294,949	—	$1,294,949
Small Company Growth Fund
Year ended 12/31/08	$253,343	—	$253,343
Year ended 12/31/09	$126,955	—	$126,955
Year ended 12/31/10	$141,094	—	$141,094
Diversified International Fund
Year ended 12/31/08	$324,939	—	$324,939
Year ended 12/31/09	$245,492	—	$245,492
Year ended 12/31/10	$153,301	—	$153,301
Overseas Fund
Year ended 12/31/08	$1,100,320	$(344,300)	$756,020
Year ended 12/31/09	$640,152	$(191,265)	$448,887
Year ended 12/31/10	$848,367	$(175,525)	$672,842

	Gross	Waiver	Net
Destination Retirement Income Fund
Year ended 12/31/08	$214,084	—	$214,084
Year ended 12/31/09	$127,454	—	$127,454
Year ended 12/31/10	$116,542	—	$116,542
Destination Retirement 2010 Fund
Year ended 12/31/08	$234,413	—	$234,413
Year ended 12/31/09	$117,505	—	$117,505
Year ended 12/31/10	$105,106	—	$105,106
Destination Retirement 2015 Fund[3]
Period ended 12/31/10	$412	—	$412
Destination Retirement 2020 Fund
Year ended 12/31/08	$720,473	—	$720,473
Year ended 12/31/09	$422,905	—	$422,905
Year ended 12/31/10	$423,188	—	$423,188
Destination Retirement 2025 Fund[3]
Period ended 12/31/10	$375	—	$375
Destination Retirement 2030 Fund
Year ended 12/31/08	$546,007	—	$546,007
Year ended 12/31/09	$327,370	—	$327,370
Year ended 12/31/10	$324,022	—	$324,022
Destination Retirement 2035 Fund[3]
Period ended 12/31/10	$351	—	$351
Destination Retirement 2040 Fund
Year ended 12/31/08	$285,078	—	$285,078
Year ended 12/31/09	$178,721	—	$178,721
Year ended 12/31/10	$171,072	—	$171,072
Destination Retirement 2045 Fund[3]
Period ended 12/31/10	$346	—	$346
Destination Retirement 2050 Fund
Year ended 12/31/08	$2,560	—	$2,560
Year ended 12/31/09	$5,585	—	$5,585
Year ended 12/31/10	$9,052	—	$9,052

[1]	Commenced operations on July 6, 2010.
[2]	Commenced operations on December 1, 2009.
[3]	Commenced operations on April 1, 2010.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each Fund, a Distribution and Service Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plans on May 3, 1999 for the Funds (other than the NASDAQ-100 Fund, the Growth Opportunities Fund, the Large Cap Value Fund, the Focused Value Fund and the Mid Cap Growth Equity II Fund which were approved February 14, 2000, the Value Equity Fund, Blue Chip Growth Fund and Overseas Fund which were approved April 19, 2001, the Fundamental Value Fund, Large Cap Growth Fund, Small Company Value Fund and Small Company Growth Fund which were approved November 5, 2001, the Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund which were approved November 3, 2003, the Diversified Value Fund which was approved August 9, 2004, the Strategic Bond Fund which was approved November 8, 2004, the Core Opportunities Fund and Small Cap Value Equity Fund which were approved February 6, 2006, the Mid-Cap Value Fund which was approved August 7, 2006, the Diversified International Fund which was approved November 6, 2006, the Destination Retirement 2050 Fund which was approved November 6, 2007, the BlackRock Global Allocation Fund which was approved November 10, 2009, the Destination Retirement 2015 Fund, Destination Retirement 2025 Fund, Destination Retirement 2035 Fund and Destination Retirement 2045 Fund which were approved February 9, 2010 and the PIMCO Total Return Fund which was approved on May 11, 2010). The Class N Plans were approved on November 11, 2002 for the Funds (other than the Strategic Balanced Fund, Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund and Destination Retirement 2040 Fund which were approved November 3, 2003, the Diversified Value Fund which was approved August 9, 2004, the Strategic Bond Fund which was approved November 8, 2004, the Core Opportunities Fund and Small Cap Value Equity Fund which were approved February 6, 2006, the Mid-Cap Value Fund which was approved August 7, 2006, the Diversified International Fund which was approved November 6, 2006, the Destination Retirement 2050 Fund which was approved November 6, 2007 and the PIMCO Total Return Fund which was approved on May 11, 2010). Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of a Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of a Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of a Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of a Fund, respectively, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The following table approximately discloses the 12b-1 fees paid in 2010 by the Trust under its 12b-1 plans for Class A and Class N shares of the Funds:

	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
PIMCO Total Return Fund[1]	$887,534	$10,401	$10,401
Strategic Bond Fund	147,573	2,152	2,152
Strategic Balanced Fund	19,852	1,134	1,134
BlackRock Global Allocation Fund	1,975	—	—
Diversified Value Fund	95,644	806	806
Fundamental Value Fund	645,373	5,211	5,211
Value Equity Fund	27,896	237	237

	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
Large Cap Value Fund	394,502	1,751	1,751
Indexed Equity Fund	653,553	7,079	7,079
Core Opportunities Fund	55,091	286	286
Blue Chip Growth Fund	161,139	1,302	1,302
Large Cap Growth Fund[2]	7,771	3	3
Growth Opportunities Fund	133,648	80	80
NASDAQ-100 Fund	45,311	758	758
Focused Value Fund	406,278	4,823	4,823
Mid-Cap Value Fund	15,363	133	133
Small Cap Value Equity Fund	18,886	41	41
Small Company Value Fund	262,199	2,506	2,506
Mid Cap Growth Equity Fund	28,902	521	521
Mid Cap Growth Equity II Fund	820,395	5,230	5,230
Small Cap Growth Equity Fund	203,774	1,046	1,046
Small Company Growth Fund	31,128	468	468
Diversified International Fund	3,482	167	167
Overseas Fund	145,400	966	966
Destination Retirement Income Fund	85,548	256	256
Destination Retirement 2010 Fund	82,191	1,291	1,291
Destination Retirement 2015 Fund[3]	298	—	—
Destination Retirement 2020 Fund	228,392	1,410	1,410
Destination Retirement 2025 Fund[3]	245	—	—
Destination Retirement 2030 Fund	175,787	901	901
Destination Retirement 2035 Fund[3]	208	—	—
Destination Retirement 2040 Fund	103,194	629	629
Destination Retirement 2045 Fund[3]	201	—	—
Destination Retirement 2050 Fund	5,023	208	208

	$5,893,756	$51,796	$51,796

[1]	Commenced operations on July 6, 2010.
[2]	Class N Shares are no longer available.
[3]	Commenced operations on April 1, 2010.

CUSTODIANS, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of each Fund’s investments, other than the BlackRock Global Allocation Fund, and Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, Massachusetts 02109, is the custodian of the BlackRock Global Allocation Fund’s investments (together, the “Custodians”). State Street is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, each of State Street and BBH has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodians and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, AllianceBernstein, Barrow Hanley, BlackRock, Brandywine Global, Davis, DMC, Eagle, EARNEST Partners, Federated Clover, Frontier, Harris, J.P. Morgan, Loomis Sayles, MFS, NFJ, NTI, PIMCO, Pyramis, Rainier, Sands Capital, Systematic, T. Rowe Price, The Boston Company, Turner, Victory Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the Destination Retirement Funds, all orders for the purchase or sale of portfolio securities (normally, shares of Underlying Funds) are placed on behalf of each Destination Retirement Fund by MassMutual, pursuant to authority contained in each Destination Retirement Fund’s management contract. A Destination Retirement Fund will not incur any commissions or sales charges when it invests in Underlying Funds, but it may incur such costs if it invests directly in other types of securities.

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Management or Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Certain investment advisers or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Research provided by brokers is used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment advisers or subadvisers attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment advisers or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment advisers or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment advisers or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

From time to time the Board for the Value Equity Fund will review whether the recapture for the benefit of the Funds of some portion of the compensation paid by the Funds on portfolio transactions is legally permissible and advisable. The Board intends to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

The Select Cayman Fund will follow the same brokerage practices as does the BlackRock Global Allocation Fund.

The following table discloses the brokerage commissions paid by the Funds for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008:

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
PIMCO Total Return Fund[1]	$9,340	—	—
Strategic Bond Fund	$22,120	$50,799	$23,085
Strategic Balanced Fund	$70,278	$111,458	$113,076
BlackRock Global Allocation Fund[2]	$167,100	$43,652	—
Diversified Value Fund	$433,966	$420,312	$184,941

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
Fundamental Value Fund	$465,640	$897,332	$923,431
Value Equity Fund	$49,737	$132,632	$181,094
Large Cap Value Fund	$168,370	$292,458	$423,808
Indexed Equity Fund	$40,394	$38,580	$88,619
Core Opportunities Fund	$94,885	$45,116	$81,772
Blue Chip Growth Fund	$248,499	$339,038	$404,811
Large Cap Growth Fund	$92,553	$104,350	$32,803
Growth Opportunities Fund	$128,929	$176,499	$219,233
NASDAQ-100 Fund	$5,636	$10,212	$4,747
Focused Value Fund	$137,069	$295,201	$503,736
Mid-Cap Value Fund	$281,707	$273,683	$314,930
Small Cap Value Equity Fund	$79,687	$324,171	$227,541
Small Company Value Fund	$598,754	$520,668	$727,382
Mid Cap Growth Equity Fund	$175,080	$286,540	$340,797
Mid Cap Growth Equity II Fund	$832,891	$687,292	$642,986
Small Cap Growth Equity Fund	$1,456,093	$1,072,923	$1,179,648
Small Company Growth Fund	$110,850	$196,764	$354,840
Diversified International Fund	$181,112	$182,093	$204,622
Overseas Fund	$507,829	$375,049	$835,560

[1]	Commenced operations on July 6, 2010.
[2]	Commenced operations on December 1, 2009.

The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2010, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.

	Year ended December 31, 2010			Year ended December 31, 2009	Year ended December 31, 2008
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid
Fidelity Capital Markets
Value Equity Fund	—	—	—	—	$276
Jefferies and Company
Strategic Balanced Fund[1]	$419	0.60%	0.35%	$204	$745
BlackRock Global Allocation Fund	$140	0.08%	0.01%	—	—
Diversified Value Fund	—	—	—	$242	$876
Fundamental Value Fund	—	—	—	$7,284	$13,756
Large Cap Value Fund	—	—	—	—	$341
Core Opportunities Fund	$112	0.12%	0.09%	—	—
Blue Chip Growth Fund	$1,113	0.45%	0.20%	$443	$448
Large Cap Growth Fund	$911	0.98%	0.65%	$949	—
Focused Value Fund	—	—	—	—	$12,495
Mid-Cap Value Fund[1]	$1,158	0.41%	0.20%	$470	—
Small Cap Value Equity Fund	$40	0.05%	0.09%	—	—
Small Company Value Fund	$25,556	4.27%	2.54%	$16,111	$114,177

	Year ended December 31, 2010				Year ended December 31, 2009	Year ended December 31, 2008
Affiliated Broker/Dealer	Aggregate Commissions Paid		Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid
Mid Cap Growth Equity Fund	$236		0.13%	0.07%	$3,692	$2,404
Mid Cap Growth Equity II Fund	$1,639		0.20%	0.09%	$384	$1,660
Small Cap Growth Equity Fund	$7,906		0.54%	0.72%	$19,702	$22,212
Small Company Growth Fund	$2,221		2.00%	1.76%	$2,574	$7,660

JPMorgan Chase & Company
Strategic Balanced Fund[2]	$0	†	0.00%	0.00%	—	—

Pershing LLC
Core Opportunities Fund	$168		0.18%	2.35%	—	—
Small Company Growth Fund	$1,470		1.33%	3.02%	—	—

Raymond James Financial
Core Opportunities Fund	$4		0.00%	0.01%	—	—
Small Company Growth Fund	$650		0.59%	0.76%	$245	—

Sanford C. Bernstein
Diversified International Fund	$202		0.11%	0.37%	—	—

[1]	Includes affiliated trading platforms of Jefferies and Company
[2]	Includes affiliated trading platforms of JPMorgan Chase & Company.
†	Amount is less than $0.50.

The following table discloses, for those Funds that had trades directed to a third-party soft dollar broker during the fiscal year ended December 31, 2010, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the fiscal year ended December 31, 2010 to recognize “brokerage and research” services, and commissions paid for such transactions:

	Dollar Value of Those Transactions	Amount of Commission
Strategic Balanced Fund	$83,984,670	$32,221
BlackRock Global Allocation Fund	$120,714,361	$133,289
Diversified Value Fund	$127,570,338	$122,391
Fundamental Value Fund	$27,404,155	$18,622
Value Equity Fund	$45,478,419	$45,227
Core Opportunities Fund	$66,739,807	$54,015
Blue Chip Growth Fund	$40,993,202	$10,437
Large Cap Growth Fund	$66,969,473	$59,131
Growth Opportunities Fund	$139,505,391	$66,277
Focused Value Fund	$398,200,528	$131,058
Mid-Cap Value Fund	$166,531,823	$94,118
Small Cap Value Equity Fund	$5,887,256	$4,513
Small Company Value Fund	$183,705,799	$326,063
Mid Cap Growth Equity Fund	$18,729,735	$14,359
Mid Cap Growth Equity II Fund	$73,238,777	$37,411
Small Cap Growth Equity Fund	$101,532,554	$86,154
Small Company Growth Fund	$59,163,411	$108,547
Diversified International Fund	$103,008,778	$138,160
Overseas Fund	$243,807,804	$234,979

The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended December 31, 2010.

	Regular Broker or Dealer	Aggregate Value of Securities Held
PIMCO Total Return Fund	Morgan Stanley	$26,597,140
	JPMorgan Chase & Co.	16,790,331
	Barclays Bank PLC	14,569,542
	Citigroup, Inc.	13,429,697
	The Goldman Sachs Group, Inc.	11,962,033
	UBS AG	11,798,713
	Bank of America Corp.	3,653,144
	Credit Suisse Group	2,932,847

		$101,733,447

Strategic Bond Fund	The Goldman Sachs Group, Inc.	$5,871,904
	JPMorgan Chase & Co.	5,542,779
	Bank of America Corp.	3,277,107
	Barclays Bank PLC	2,456,484
	Citigroup, Inc.	2,206,484
	Morgan Stanley	1,795,438
	Deutsche Bank AG	929,385
	UBS AG	319,493
	Credit Suisse Group	160,650

		$22,559,724

Strategic Balanced Fund	Bank of America Corp.	$957,333
	The Goldman Sachs Group, Inc.	914,963
	Citigroup, Inc.	761,250
	Morgan Stanley	418,159
	BNP Paribas	188,240
	Barclays Bank PLC	173,655
	Credit Suisse Group	172,507
	JPMorgan Chase & Co.	112,964
	State Street Corp.	91,753
	UBS AG	40,694

		$3,831,518

BlackRock Global Allocation Fund	Bank of America Corp.	$3,180,995
	JPMorgan Chase & Co.	2,997,482
	Citigroup, Inc.	2,528,343
	UBS AG	2,371,616
	The Goldman Sachs Group, Inc.	1,615,513
	Morgan Stanley	933,004
	State Street Corp.	612,522
	BNP Paribas	537,462
	Credit Suisse Group	327,113

		$15,104,050

	Regular Broker or Dealer	Aggregate Value of Securities Held
Diversified Value Fund	JPMorgan Chase & Co.	$8,988,968
	Bank of America Corp.	3,099,055
	State Street Corp.	2,863,441
	Citigroup, Inc.	2,593,870
	The Goldman Sachs Group, Inc.	1,765,680

		$19,311,014

Fundamental Value Fund	JPMorgan Chase & Co.	$34,281,129
	The Goldman Sachs Group, Inc.	19,136,608
	Bank of America Corp.	15,642,484
	Credit Suisse Group	10,126,746

		$79,186,967

Value Equity Fund	JPMorgan Chase & Co.	$1,429,978
	Citigroup, Inc.	1,008,105
	Morgan Stanley	625,014
	The Goldman Sachs Group, Inc.	598,650
	Bank of America Corp.	245,323

		$3,907,070

Large Cap Value Fund	The Goldman Sachs Group, Inc.	$4,283,035
	JPMorgan Chase & Co.	801,229

		$5,084,264

Indexed Equity Fund	JPMorgan Chase & Co.	$28,222,408
	Citigroup, Inc.	23,416,872
	Bank of America Corp.	22,911,143
	The Goldman Sachs Group, Inc.	14,629,584
	Morgan Stanley	7,050,220
	State Street Corp.	3,945,110

		$100,175,337

Core Opportunities Fund	JPMorgan Chase & Co.	$1,312,050
	Citigroup, Inc.	830,399
	Bank of America Corp.	760,913
	Morgan Stanley	712,902

		$3,616,264

Blue Chip Growth Fund	JPMorgan Chase & Co.	$6,782,958
	The Goldman Sachs Group, Inc.	3,766,784
	State Street Corp.	1,473,612
	Credit Suisse Group	432,074

		$12,455,428

Large Cap Growth Fund	JPMorgan Chase & Co.	$938,755
	Bank of America Corp.	360,847

		$1,299,602

	Regular Broker or Dealer	Aggregate Value of Securities Held
Diversified International Fund	BNP Paribas	$1,698,827
	Barclays Bank PLC	1,439,649

		$3,138,476

Overseas Fund	UBS AG	$9,179,113
	BNP Paribas	5,927,497
	Credit Suisse Group	5,443,325
	Barclays Bank PLC	2,411,968
	Bank of America Corp.	611,836

		$23,573,739

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging to the Fund, the remaining assets belonging to the Fund ratably among the holders of outstanding shares of the Fund. Under the Trust’s Declaration of Trust, the Board is authorized to create new series and classes without shareholder approval. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 34 series, each of which is described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of up to 6 classes of shares for each series of the Trust: Class A Shares, Class L Shares, Class N Shares, Class S Shares, Class Y Shares and Class Z Shares. All shares of a particular class of each Fund represent an equal proportionate interest in the assets and liabilities belonging to that Fund allocable to that class.

The Trustees may also divide or combine the shares of any series or class into a greater or lesser number without changing the proportionate beneficial interests in the series or class.

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of shareholders holding at least a majority of the shares of each series entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least a majority of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

Shares of each Fund entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of NAV per share of each Fund or class for each share held as to any matter on which such shareholders are entitled to vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Shareholder inquiries should be directed to MassMutual Select Funds, Attn: B420, 1295 State Street, Springfield, Massachusetts 01111.

The Trust is not required to hold annual or regular meetings of its shareholders. However, meetings of the shareholders may be called for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Trust or any series or class or upon any other matter deemed by the Trustees to be necessary or desirable. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders or as otherwise required by applicable law or regulation. Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

No amendment may be made to the Declaration of Trust without an affirmative vote of a majority of the outstanding shares of the Trust, or the applicable series or class, except to change the name of the Trust or to cure technical problems in the Declaration of Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board, and under the general oversight of the Board. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Board, and under the general oversight of the Board.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines NAV. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the NAVs of the respective classes.

The Select Cayman Fund will be subject to the same valuation policies as the BlackRock Global Allocation Fund. The BlackRock Global Allocation Fund’s investment in the Select Cayman Fund will be valued based on the value of the Select Cayman Fund’s portfolio investments.

TAXATION

Taxation of the Funds: In General

Each Fund intends to elect and qualify each year to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, for such year; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year,

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and

(ii)	not more than 25% of the value of its total assets is invested (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is generally a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (y) that is treated as a partnership for federal income tax purposes because it satisfies the passive income requirements under Code section 7704(c)(2); and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to meet the income test described in (a) above or the diversification test described in (c) above, the Fund could in some cases cure such failures, including by paying a fund-level tax and, in the case of diversification failures, by disposing of certain assets. If a Fund does not cure such a failure or otherwise fails to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may designate the retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for Federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

For taxable years beginning on or before December 22, 2010, in determining its net capital gain for capital gain dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations also permit a regulated investment company, in determining its investment company taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the next year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. A Fund will also generally be required to use any such carryforward losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. See the most recent annual shareholder report for each Fund’s capital loss carryovers as of the end of its most recently ended fiscal year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or later if a Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% brackets—for taxable years beginning before January 1, 2013. It is currently unclear whether this long-term capital gain rate reduction will be extended for taxable years beginning on or after January 1, 2013.

For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is currently unclear whether the special tax treatment of qualified dividend income will be extended for taxable years beginning on or after January 1, 2013.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to- market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Foreign Taxes and Investments

Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

Each of the BlackRock Global Allocation Fund, Diversified International Fund and Overseas Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The BlackRock Global Allocation Fund, Diversified International Fund and Overseas Fund will notify their shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by the Fund to foreign countries.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of REITs, such investments may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

The Funds may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Unrelated Business Taxable Income

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above.

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders that is treated as a “disqualified organization” under the code (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Certain Additional Tax Information Concerning Funds of Funds

Because certain of the Funds are “funds of funds” that invest their assets in shares of Underlying Funds, their distributable income and gains will normally consist of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, a fund of funds will not be able to recognize its share of those losses to offset distributions of net income or capital gains realized from other Underlying Funds in which it invests until it disposes of shares of the Underlying Fund (although such losses of an Underlying Fund may reduce distributions to the fund of funds from that Underlying Fund in future taxable years). Moreover, even when a fund of funds does make a disposition of shares of an Underlying Fund, a portion of its loss may be recognized as a long-term capital loss, which a fund of funds will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund).

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a fund of funds will be required to distribute to shareholders may be greater than such amounts would have been had the fund of funds invested directly in the securities held by the Underlying Funds. For similar reasons, the character of distributions from a fund of funds will not necessarily be the same as it would have been had the fund of funds invested directly in the securities held by the Underlying Funds. The use of a fund of funds structure can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of shares of a fund of funds are urged to consult their tax advisors with specific reference to their own tax situations, including the potential application of state, local and foreign taxes.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2012.

Non U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, for taxable years of a Fund beginning before January 1, 2012, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a “related person” of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by a Fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by a Fund (a “short-term capital gain dividend”). Depending on the circumstances, a Fund may choose not to report potentially eligible distributions as interest-related and/or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund were to report a distribution as an interest-related or short-term capital gain dividend. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2012, the special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2012.

If a beneficial holder who or which is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Certain Additional Reporting and Withholding Requirements

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposition of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Pursuant to that guidance, it is possible that distributions and redemption payments made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime in light of their particular circumstances.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.

The audited financial statements of the Funds are set forth in the Trust’s Annual Report as of December 31, 2010, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Report as of December 31, 2010 are available, without charge, upon request by calling 1-888-309-3539.

GLOSSARY

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds” or “Feeder Funds”) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Subadvisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUBADVISERS

1.  The Subadvisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Subadvisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.  The Subadvisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and shall furnish such records to MassMutual and the Fund annually.

3.  The Subadvisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4.  The Subadvisers shall provide the Fund and MassMutual with all such information and documents relating to the Subadviser’s proxy voting in a timely manner, as shall be necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III.    THE FUND AND MASSMUTUAL

1.  The Chief Compliance Officer of the Fund shall annually update the Trustees after a review of the Subadvisers’ proxy voting policies and actual voting records.

2.  The Trustees of the Fund shall not vote proxies on behalf of the Fund or the Series.

3.  MassMutual shall not vote proxies on behalf of the Fund or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

4.  Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Investment Adviser Policies and Procedures Manual

Proxy Voting Policies and Procedures

as Investment Adviser to the Fund of Fund Series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II

(April 1, 2011)

General Overview

Policy:

It is the policy of MassMutual to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to its role as investment adviser to each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II (each, a “Trust”) operating as a “fund of funds” (each a “Fund” and, collectively, the “Funds”). MassMutual will vote proxies including Information Statements (“Proxies”) for the Funds in a manner intended to be in the best interest of the Funds and to minimize any material conflicts between the interests of MassMutual and the Funds.

Background:

MassMutual currently serves as investment adviser to each of the Funds. With the exception of one Fund, each Fund currently invests in other series of the Trusts and may also invest in mutual funds advised by OppenheimerFunds Inc., a MassMutual affiliate. With respect to the noted exception, that Fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.

MassMutual will vote Proxies of the underlying funds held by the Funds in accordance with the following procedure.

Procedure:

1. When a Fund holds shares of an underlying fund advised by MassMutual, MassMutual will vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MassMutual. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MassMutual) delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

2. When a Fund holds shares of an underlying fund advised by a control affiliate of MassMutual, MassMutual will generally vote the shares held by the Fund in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MassMutual or a control affiliate of MassMutual) of such underlying fund. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MassMutual) delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

3. When a Fund holds shares of an underlying fund not advised by MassMutual or a control affiliate of MassMutual, MassMutual will generally vote the shares held by the Fund in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MassMutual may alternatively, in its discretion, (i) seek instruction from the Fund’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MassMutual) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent consultant retained by MassMutual to provide a recommendation, on the basis solely of the best interest of the Fund and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MassMutual shall first seek and obtain the prior approval of its Registered Investment Advisor Oversight Committee, or, if it is not possible to obtain a quorum of such committee, of two members of the Registered Investment Advisor Oversight Committee.

Operating Procedures

MassMutual shall exercise its proxy voting responsibility with respect to the Fund through MassMutual Retirement Services Investment Management (“RS Investment Management”).

All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by a MassMutual employee relating to a Fund are to be immediately forwarded to RS Investment Management for logging and posting of votes.

RS Investment Management, acting through the head of Investment Services or the head of Investment Management is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received with respect to each Fund, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

RS Investment Management will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;

•	A copy of each Proxy Statement that MassMutual receives regarding a Fund’s investments;

•	A record of each vote cast by MassMutual on behalf of a Fund; and

•	A copy of any document created by MassMutual that was material to making a decision how to vote Proxies on behalf of a Fund or that memorializes the basis for that decision.

ALLIANCEBERNSTEIN L.P.

Firm Policy

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right for advisory votes on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. However, in markets where votes to approve remuneration reports are required we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as the Troubled Asset Relief Program or the Capital Assistance Program, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under TARP (or the other plan) because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Barrow, Hanley, Mewhinney & Strauss, LLC

Proxy Voting

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) has the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains Glass Lewis & Co., a proxy service provider, for corporate governance research and generally uses the proxy service provider’s policy recommendations unless a decision is made to override a specific issue. The director of equity operations, who serves as a proxy coordinator, will review each proxy for each company to ensure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

•

BHMS’ Proxy Oversight Committee reviews and reevaluates the proxy service provider’s policies. Policy modifications and updates implemented by the proxy service provider will be reviewed by the Proxy Oversight Committee on an on-going basis to ensure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes three portfolio managers, four research analysts and two proxy coordinators. Research analysts participate based on industry coverage.

Conflicts of Interest

•

All proxies will be voted uniformly in accordance with the proxy service provider’s recommendations unless BHMS overrides a specific issue. This includes proxies of companies that are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement the Firm’s policy and reviews to monitor and ensure that our policy is observed, implemented properly and amended or updated, as appropriate, including:

•	BHMS sends a daily electronic transfer of all stock positions to the proxy service provider.

•	The proxy service provider identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.

•	Domestic Equity Accounts

The proxy coordinators review each proposal and evaluate the proxy service provider’s recommendations. If further research is required, the proxy coordinators will direct the proxy service provider’s research to the analyst following the security. Generally, proposals are voted in accordance with the proxy service provider’s recommendations unless BHMS overrides a specific issue. The proxy coordinator sends all voting decisions to the proxy service provider through their secure, proprietary, online system.

•	International Value and Diversified Small Cap Value Accounts

All proxies are voted uniformly in accordance with the proxy service provider’s recommendations.

•	The proxy service provider verifies that every vote is received, voted, and recorded.

•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing the number of shares voted and disclosing how each proxy was voted.

•	All voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing: clientservices@barrowhanley.com.

•

BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if the Firm or any of our employees have any financial, business, or personal relationship with the issuer.

•

If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict with the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.

•	The proxy coordinators shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

–	These policies and procedures and any amendments;

–	A record of each vote cast; and

–	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision.

The director of equity operations, who serves as a proxy coordinator, is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.

Rev. December 31, 2010

BLACKROCK INVESTMENT MANAGEMENT, LLC

Global Corporate Governance & Engagement Principles

December 2009

BlackRock

Global Corporate Governance & Engagement Principles

1.    INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.1

2.    PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

[1]	Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3.    CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Accounting and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and Directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	overseeing and supporting management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and Audit-Related Issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital Structure, Merger, Asset Sales and Other Special Transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and Benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, Ethical, and Environmental Issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General Corporate Governance Matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4.    BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote Execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts Management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

i)	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

ii)	The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

iii)	BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

iv)	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

v)	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting Guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

Brandywine Global Investment Management, LLC

Proxy Voting and Corporate Actions

Policy:

Brandywine has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients. Brandywine maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background:

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility:

Compliance has the responsibility for the implementation and monitoring of the firm’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.

Procedures:

Brandywine has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

Voting Authority

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Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine’s authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

•	Brandywine’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

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Brandywine’s Compliance Department, on a random basis, reviews the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, and are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

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Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

•	Brandywine may vote proxies related to the same security differently for each client.

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Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

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All relevant proxies are reviewed by the Legal and Compliance Department for potential material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine’s has a conflict as described above which is known to Brandywine’s voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

•	Proxies will not be voted without an analysis of the underlying issues involved.

•	Brandywine’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners/beneficiaries.

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Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a “poison pill” maneuver.

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On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

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A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer’s management team.

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Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, attention: Proxy administrator.

In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine’s Disclosure Brochure whenever possible.

Administration of Proxies

•	At the inception of a new account over which Brandywine has domestic proxy voting authority:

•	New client information is entered onto the appropriate “Proxy System” (ProxyEdge (ADP) for domestic securities and ISS for global securities).

•	Custodians are notified by the Client that proxies should be forwarded to Brandywine.

•	Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

•	Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.

•	Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).

•	Proxies are then distributed to either the appropriate investment team or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.

•	In the event that no material conflict exists, the following procedures apply:

•	The voting person’s initials are entered onto the Proxy System’s tickler file in the analyst block.[1]

•	Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System.

•	If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation, which will be attached to the ballot.

•	The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.

•	A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.

•	Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.

•	The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator[1].

•	During the approval process, ballot shares are matched against holdings shares[1].

1	This step applies only to the ADP system for domestic proxies.

•	Discrepancies are researched through Brandywine’s internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.

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Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.

•	Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators.

•	All voting records are maintained within the Proxy Systems.

•	Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.

Administration of Client Requests

•	All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

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All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

•	The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.

•	Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

Identifying Potential Conflict of interest

Personal Conflicts

•	Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:

1.	any potential personal conflict with regard to a specific proxy; and

2.	any potential conflict of which they become aware relating to another voting person.

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Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective ‘reasonableness’ standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

•	The following are examples of potential personal conflicts which are extracted from the SEC’s Final Rule[2]:

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The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.

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Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.

•	A list of potentially conflicted securities (“Alert List”) will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.

2	17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

•	Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

Professional Conflicts

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In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:

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The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

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The names of all significant prospects that are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period, will be added to the Alert List.

•	The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.

Corporate Actions:

The purpose of this informational is to allow Corporate Action personnel, along with members of Brandywine, to better understand the functions of the Corporate Actions area. In addition, this guide will aid in understanding the responsibilities and procedures, coupled with the theory behind the most common corporate action types.

Critical Success Factors

Provide exceptional quality service to our internal and external clients.

1.	Process Corporate Actions in a timely manner with 100% accuracy.

2.	Follow quality control procedures to ensure proper assessment for unprocessed actions.

3.	Educate clients on the theory behind Corporate Actions including the process.

4.	Continuously evaluate our procedures and implement improvements as necessary.

5.	Solicit from PM’s/Analyst’s voluntary elections and respond to the custodian banks by the specified deadline.

6.	Leverage existing and future technology resources to increase efficiency, productivity and accuracy.

7.	Strive to continually enhance the lines of communication with all clients.

8.	Always think outside the box, when performing the daily process.

9.	Display professionalism through all levels of the company.

What is a Corporate Action?

•	A change in the traded security of a company, which materially affects how a security trades and becomes valued.

•	News of a corporate action has the impact to move the market.

•	In addition, a corporate action can have an immense impact to the holders of a security. There are many reasons why a company elects to undergo a corporate action.

•	You will learn about the various types of actions seen in the market, stemming from the most commonly seen actions, and moving on to complex actions, more prevalently seen in the international arena.

Goal:

To process all actions on effective date with 100% accuracy.

C/A Classification

Mandatory Actions

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A mandatory action has a set date, called the effective date, to which it will occur in the market. In a mandatory action, there is no type of election to be made. This type of action will go through unless circumstances arise hindering the completion.

•	Stock splits, Stock dividends, Cash dividends, Bonus issues, Rights issues, Name changes, Mergers, and Spin-offs.

Voluntary Actions

•	This type of action calls for an option to be made by the holder of the security. Shareholders are required to make an election of either taking up certain options, or if applicable, taking no action.

•	Tender offers, Dissenters Rights, Odd lot offers, elections on rights, and cash/stock options.

Basic Premise

Market Value Test (MVT)

•	The market value test is a valuation test comparing the close price the day prior and the open price of a security on its effective date, while incorporating the terms.

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The most important idea to gather from performing the market value test is when a corporate action occurs on its ex-date, there should not be any change in the market value from the day before to the day of an action.

Typically, you should not see a variance of more than positive or negative 10% when completing the market value test. In other words, the market value of the shares you held the night before the effective date should not increase or decrease by 10% based on how the security opens in trading. A number outside the variance may be due to an additional asset not incorporated into the calculation, or possibly the numbers computed may be incorrect. If all the terms have been accounted for, but the variance is outside the 10% range, the next step to do is a MVT based off of the closing prices. It is possible the open may have not properly reflected the action, and could have adjusted itself by the close price.

The idea of having no real movement in market value in the market value test is one of the most difficult to understand yet one of the most important ideas to grasp. You can use this check when looking at the terms of the most complicated spin-offs or mergers. Essentially if you have a drop in a security, you need to see some sort of additional asset making up for the loss in market value. An easy way of understanding the MVT is to remember that you are taking what you had, against what you are keeping, and what you are getting. This three-step mindset will always help in identifying the assets involved in an action.

Types of Corporate Actions (The following is a list of the most common corporate actions seen in the market place.)

1.	Stock split

2.	Stock dividend

3.	Cash dividend

4.	Bonus issue

5.	Rights issue

6.	Mergers

7.	Spin-off

8.	Name Change

9.	Ticker/Identifier Change

Explanation

An explanation of the listed corporate actions are detailed on the following pages. You will find an example of how the valuation is performed in association with the action type. In addition, there will be screen prints courtesy of Bloomberg© as to what to expect when researching actions. It is imperative when learning about the various actions, that one references the notes regarding the MVT for a more in-depth valuation understanding.

Stock split

An increase in the number of shares outstanding for a given corporation, without any change to the market value of the security. When the stock split becomes effective, the share position held increases based on the terms of the action. Consequentially the price of the security per share will decrease.

Reasoning Typically, the reasoning behind a company conducting a stock split is mainly to attract more small investors. This allows small investors to purchase shares of the company at a more affordable price per share.

Important ideas

When a stock split occurs, the shareholder will only be affected by the number of shares held. Neither the cost basis nor the market value is affected by the action. Essentially, the price of the stock will reflect the occurrence of the action, by a dropping in price.

Reverse Stock split

A reverse stock split acts in the opposite manner, as does a regular stock split. The difference lies in the shares outstanding decreasing instead of increasing. Given the total number of shares outstanding decreasing, the result is a price per share increasing.

Reasoning

From a companies perspective, a reverse stock split is done if the per share value becomes too low, and it is the opinion of the company to raise the stock price in order to attract new investors.

Cash Dividend

A payment of cash resulting from the cash flow of operations in the form of a dividend. This cash payment is paid to shareholders at the companies’ discretion.

Reasoning

The dividend is given in the form of a rate per share. Typically, companies in the mature stage of their lifecycle pay opt to pay dividends.

Stock dividend

A stock dividend is a dividend payment in the form of additional shares, rather than cash. Typically you will notice a stock dividend paying out a ratio of less than 5%.

Reasoning

The distribution of additional stock rather than cash becomes more attractive since it allows the company to conserve its cash for business operations.

Bonus issue

A bonus issue is identical to a stock dividend but is more prevalent when dealing with international securities. Moreover, it occurs when the payout is greater than 5%.

Important Points

When a stock split, stock dividend, or bonus issue occurs, the market reflects the action by way of a change in the traded price. This important point reiterates the idea that the market value before and after the effective date should not change. The shareholder is only seeing an adjustment to the number of shares held, not the cost basis or market value.

Merger

A merger is two or more companies coming together to form one new entity. Typically the acquirer looks to take control by purchasing a majority of the shares outstanding in the target company. An offer is usually given to shareholders in excess of the current MV of the shares. This is done by offering shares either of the acquiring company, a cash rate, or a combination of both.

Spin-Off

A company elects to sell a portion of their business or subsidiary from its company, by issuing shares of the new entity. Shareholders in the parent company receive shares in the new company by way of a given share ratio.

Rights issue

When a rights issue occurs, shareholders initially receive an asset, rights, which entitle the holder to purchase additional shares typically of the parent company. The rate to which the additional shares are purchased is based on a discounted subscription price, along with a share ratio.

Options given to Right holders

Exercise – Right holders elect to receive the resultant asset based on a given set of subscription terms.

– In order to exercise, the Analyst/PM looks to see what the valuation difference between exercising and selling the rights.

Sell

•	If the rights are traded in the market, the holder can elect to have the rights sold.

•	The cash received results from the proceeds of the sale of rights.

Lapse

•	If there is no value found for the rights, whether traded or intrinsic, the rights may automatically be written off the books.

•	This is a simple accounting method of writing off worthless assets.

Redemption Rights issue

The same basis found in a regular rights issue can be used in this case. The difference lies in the right holder given the option to have their existing position in the parent sold, rather than the option of subscribing to receive additional shares. The price to sell the security is typically higher than the traded market value.

Options to Right Holders

The same options suffice:

•	Exercise Shares held in the issuing security are purchased from the shareholder at a rate typically higher than the market traded price.

•	Sell Rights can be sold in the market with the proceeds being cash

•	Lapse if no value is found, the rights can be written off.

Name Change

A name change occurs at the discretion of the company with shareholder approval. This is most common if the company is involved in a pending merger.

Ticker Change

Tickers or Symbols are an alphabetic denominated identifier attached to each security. Companies have the option to change their market ticker.

Identifier Change

Securities have a total of three different numeric identifiers to which segregate each other. – CUSIP (Identifies US traded securities) – Sedol (Identifies Foreign traded securities) – ISIN (Identifies all global traded securities)

Process

Daily Work Flow Chart

Pending Corporate Actions

•	Bank Notices-Sort all bank notices.

•	Pending List-Update spreadsheet with all upcoming actions.

•	Bamware-Place all merger & spinoff info on system.

•	File Maintainance-Place all info in folder and file away.

Mandatory Actions

•	Research C/A notifications

•	Processing of Corporate Action

•	Process C/A on ex date if applicable.

•	Update Month End List

•	Verification w/Shaw Systems

•	Notify Shaw of actions processed.

Voluntary Actions

•	Send Voluntary Actions to PM/Analyst

•	Restrict any Vol. Actions tendered.

•	Monitor Voluntary Actions

Detailed Daily Work Flow

1.	Bank Notices

•	Corporate action notifications are facilitated from our custodian banks’ to Brandywine by way of fax. These notifications must be reviewed immediately once received via fax.

•	It becomes imperative for the associate to address any actions with near term deadlines or effective dates, placed on the highest priority.

2.	Pending List

•

The purpose of this list is to keep track of the upcoming corporate actions, and is divided by classification of actions. It is sorted by either the effective date for Mandatory actions, or the response deadline for Voluntary actions.

•

Manila folders are used to create files for new corporate actions. Each folder should contain all bank notifications for all accounts affected, including a Shaw screen print of all the holders of the affected security.

•	Any repeated bank notice should also be filed.

3.	Bamware

•

New corporate actions falling in the realm of mergers, tender offers, or spin-offs, and in the small cap arena, should be updated on Bamware under the Mergers and Acquisitions screen. The procedures are as follows:

•	Logon to Bamware

•	Click on transactions Ë Mergers & Acquisitions Ë type ticker.

•	The next step is to fill in information relative to the action. You will only need to fill in as much information as is given. When asked a “yes” or “no” question, you should type: 0=no-1=yes

4.	File

•	Once the bank notices have been placed on the pending list, and organized in each respective folder, you must file the actions in the filing cabinet under “Pending C/A” in alphabetical order.

5.	Processing of Corporate Actions (Mandatory Actions)

•	As a guard against missing corporate actions on their effective date, it is necessary to view the Pending list on a daily basis. Reference the tabs marked Mandatory and Voluntary.

•	Stock splits, stock dividends, CUSIP changes, and Name changes are the only action types, automatically processed on the system.

•

Even if the action is automatically processed on the system, every action needs to be verified with the market place for accuracy. When an action gets processed, the file requires the following information:

•	Bank notice

•	Bloomberg screen prints (DES, CACS, CN, GPO) c) Market Value tested) Processing screen prints from Shaw.

•

When an action is completed, it must be placed on the Month End C/A, for the month it is processed. This spreadsheet lists and separates all actions processed for each month by the fund affected. There are separate instructions on how to utilize the spreadsheet

•	Finally, the file should be checked, and placed in the file cabinet labeled “Completed C/A.”

•	Additionally, all Analysts and PM’s need to be notified via email of the actions processed.

Procedures for Voluntary Actions

All information must be presented to the portfolio manager/analyst including all relevant materials such as outside sources and valuation spreadsheets. Possible research sources that should be utilized include Bloomberg, in order to gather news stories and action information, bank notices, company website info, and a list of all the accounts affected. It is imperative to send all information to the PM at least 3 days prior to the banks’ response deadline. This will allow the PM adequate time to research any additional information needed for his investment decision. Once the PM returns his election, it must immediately be forwarded to the respective custodian banks, by way of the proper facilities measures already set in place. The bank notifications typically should have attached a sheet detailing how many shares we hold in each account (must verify if correct), in addition to giving the election option to either tender shares, or take no action. You need to reference the bank contact list to verify which fax number to send the response to. If the PM elects to take no action. You need not go any further. At this point, the action information can be placed on the Month End C/A, and filed away. If they elect to take up the offer, you must make restrictions on the traders selling the small or large cap security on either Bamware or Merrin, respectively.

The corporate action file should include printed copies of the information sent to the PM, along with his response, including all valuation spreadsheets presented. At this point, it is the responsibility of corporate actions to monitor the action on a daily basis for any indication of the completion of the offer. Voluntary actions require the following conditions for approval:

i.	shareholder approval

ii.	regulatory/court approval

In addition, voluntary actions may be placed on certain restrictions whereby it may require a certain percentage of shareholders to accept the offer in order for completion. Typically the terminology to look for, when researching news stories, especially with foreign securities is unconditional or wholly unconditional. One rule of thumb to note, if we are guaranteed to get our resulting asset, be it cash or stock, the action is most likely complete or very near to being complete. Once the market has announced the completion of the action, the terms can then be reflected and processed onto the system.

Cost Allocation

Provides a method of allocating cost when a new asset is received in the case of a spin-off or rights issue. A new asset received must have cost allocated from the parent security. This calculation can only be performed on the effective date of the action, when the market has closed trading. The cost allocation is done in order to give cost to the resulting asset. If this is not done, the resulting asset will have an unrealized gain of 100%. This is not proper accounting.

On the flip side, if no cost is allocated, the unrealized gain on the parent security will be at a negative with the drop in market value.

SUMMARY OF DAVIS SELECTED ADVISERS, L.P.’s

PROXY VOTING POLICIES AND PROCEDURES

August 2008

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85756

Guiding Principles

Creating Value for Existing Shareholders.    The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management.    One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business.    Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance.    Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance.    We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

Delaware Management Company

Summary of 2010 Proxy Voting Policies and Procedures

If and when proxies need to be voted on behalf of the Fund, Delaware Management Company (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a Delaware corporation and a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”) to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’ proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’ recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.    Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II.    Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.	Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.	Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.	Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board. (App N17, S24)

E.	Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.	Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.	Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.	Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.	Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.	Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.	Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.	Directors—Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.	Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

F.	Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.    Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.    Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40-S65)

Examples of proposals in this category include:

1.	Anti-Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.

14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII.    Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.    Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

➢	Copy of each proxy statement received.

➢	Record of each vote cast.

➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

EARNEST PARTNERS, LLC

Proxy Policies

The best interest of clients and plan participants (the “Client”) will be the sole consideration of EARNEST Partners (the “Adviser”) when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, the Adviser will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	The Adviser will not announce its voting intentions or the reasons for a particular vote.

•	The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•

All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

With respect to ERISA accounts, the Adviser will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is the Adviser’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently RiskMetrics’ Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently RiskMetrics’ Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, RiskMetrics’ Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

FEDERATED CLOVER INVESTMENT ADVISORS

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to Federated Clover Investment Advisors, a division of Federated Global Investment Management Corp. (“Federated Clover”), the authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved Federated Clover’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

Federated Clover’s general policy is to cast proxy votes in favor of proposals that Federated Clover anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that Federated Clover believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether Federated Clover supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Federated Clover will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). Federated Clover will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Federated Clover will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. Federated Clover will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Federated Clover will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, Federated Clover will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. Federated Clover will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. Federated Clover will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, Federated Clover may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if Federated Clover decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Federated Clover typically votes against such measures in other contexts.

Federated Clover generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. Federated Clover believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Federated Clover will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), Federated Clover will not vote proxies for such shares.

Proxy Voting Procedures

Federated Clover has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Federated Clover by the Board in accordance with the proxy voting policies. Federated Clover has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with Federated Clover’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

Federated Clover has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of Federated Clover or Distributor. This may occur where a significant business relationship exists between Federated Clover (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

Federated Clover has implemented the following procedures in order to avoid concerns that the conflicting interests of Federated Clover have influenced proxy votes. Any employee of Federated Clover who is contacted by an Interested Company regarding proxies to be voted by Federated Clover must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Federated Clover will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Federated Clover with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated Clover voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which Federated Clover (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of Federated Clover at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

Introduction

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “ proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has contracted with another vendor to act as agent (the “proxy agent”) for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these Policies and Procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On at least a quarterly basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of Glass Lewis; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Custodian

On a periodic basis, Frontier will confirm that client custodians are alerting the proxy agent when accounts are set up at the custodian for the proxy agent to begin voting Frontier’s clients’ securities and that they are forwarding all proxy materials pertaining to the client’s portfolios to the proxy agent for execution.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the portfolio security

4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

1.	Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

September 2008

HARRIS ASSOCIATES L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

Approved by the Proxy Voting Committee on June 11, 2010

1.	Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

6.	Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals to require expensing of options.

4.	Harris will normally vote against proposals to permit repricing of underwater options.

5.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

6.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Approved by the Proxy Voting Committee on June 11, 2010

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of poison pill plans.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

9.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”), the Firm’s proxy voting service provider (an affiliate of RiskMetrics Group, Inc.), opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

Approved by the Proxy Voting Committee on June 11th, 2010

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.	CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

Approved by the Proxy Voting Committee on June 11th, 2010

V.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee.    The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris’ Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator.    The Proxy Administrator is an employee of Harris reporting to the Manager of Account Services and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider.    Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions.    As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Approved by the Proxy Voting Committee on June 11th, 2010

Voting Ballots.    For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting.    Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th on The Oakmark Funds website.

Approved by the Proxy Voting Committee on June 11th, 2010

J.P. MORGAN INVESTMENT MANAGEMENT INC.

PROXY VOTING PROCEDURES AND GUIDELINES SUMMARY

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMorgan also considers the cost of voting in light of the expected benefit of the vote.

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Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change. JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

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JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMorgan reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMorgan will generally vote against such proposals and vote for revoking existing plans.

•	Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

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With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMorgan’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

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JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

JPMorgan votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMorgan votes against proposals for a super-majority vote to approve a merger.

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JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

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JPMorgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMorgan generally considers other management compensation proposals on a case-by-case basis.

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JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

LOOMIS, SAYLES & COMPANY, L.P.

Proxy Voting Policy

and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

MARCH 31, 2007

AUGUST 30, 2007

MARCH 31, 2008

JUNE 25, 2008

SEPTEMBER 22, 2009

APRIL 1, 2010

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C. Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee, include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including

(i)	annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)	annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii)	annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including;

(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c.	to engage and oversee third-party vendors, including Proxy Voting Services; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Blank Check Preferred Authorization:

A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed. Review on a case-by-case basis votes against members of the Compensation Committee when the Proxy Voting Service determines that issuer performance and executive compensation are not appropriately linked. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-

domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B. Actual executive compensation advisory votes will be considered on a case-by-case basis.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

MASSACHUSETTS FINANCIAL SERVICES

COMPANY PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.    MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to a majority-approved shareholder proposal that MFS has supported; or (3) the board has implemented a poison pill without shareholder approval since the last annual meeting, (including those related to net-operating loss carryforwards).

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain board nominees. MFS may also vote against certain board nominees if an advisory pay vote for a U.S. issuer is not on the agenda and the company has not implemented the advisory vote frequency supported by a plurality of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c. Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”). The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy

Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.     Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.     Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.     Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.    Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Allianz Global Investors Of America L.P.

Proxy Voting Policy and Procedures

NFJ Investment Group LLC Version

Version 1.3—Effective August 1, 2003

Revised December 31, 2007

Allianz Global Investors Of America L.P.

Proxy Voting Policy and Procedures

NFJ Investment Group LLC Version

General Policy

NFJ Investment Group LLC (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. This policy is designed and implemented in a manner reasonable expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. These include:

•	Exercising responsibility for voting decisions;

•	Resolving conflicts of interest;

•	Making appropriate disclosures to clients;

•	Creating and maintaining appropriate records;

•	Providing clients access to voting records; and

•	Outsourcing the proxy voting administrative process.

Responsibility for Voting Decisions

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”). The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee. The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.

The Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•

Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

•	To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

•

Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

•	Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

•

Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	Approve and monitor the outsourcing of voting obligations to third-parties.

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote

When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities. To the extent a client wishes to retain voting authority, the client specifically must do so in writing.

Voting Proxies

Written Proxy Voting Guidelines

NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). (See Appendix No. 1 for reference.) The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies

NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances. These include:

•	When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process; or

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical.

Logistical Considerations

NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy. These issues may include, but are not limited to: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Securities on Loan

Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Resolving Conflicts of Interest

NFJ may have conflicts that can affect how it votes its clients’ proxies. For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal. NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Part II of Form ADV or under separate cover.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law, NFJ will keep the following records:

•	Copies of NFJ’s Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

•	Records of written client requests for proxy voting information; and

•	Records of written responses from NFJ to either written or oral client request regarding proxy voting.

Retention of Records

Records are kept for at least six years following the date that the vote was cast. NFJ may maintain the records electronically. Third-party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing the Proxy Voting Process

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

NORTHERN TRUST INVESTMENTS, INC.

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust Investments, Inc. (“NTI”) in its capacity as Investment Sub-Adviser. NTI has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior NTI investment and compliance officers has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

The Proxy Guidelines provide that NTI will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that NTI will generally vote in favor of proposals to: (1) repeal existing classified boards and elect directors on an annual basis; (2) adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy); (3) lower supermajority shareholder vote requirements for charter and bylaw amendments; (4) lower supermajority shareholder vote requirements for mergers and other business combinations; (5) increase common share authorizations for a stock split; (6) implement a reverse stock split; and (7) approve an ESOP or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans. The Proxy Guidelines also provide that NTI will generally vote against proposals to: (1) classify the board of directors; (2) require that poison pill plans be submitted for shareholder ratification; (3) adopt dual class exchange offers or dual class recapitalizations; (4) require a supermajority shareholder vote to approve mergers and other significant business combinations; and (5) require a supermajority shareholder vote to approve charter and bylaw amendments. In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case, including those regarding executive and director compensation plans, mergers and acquisitions, poison pills, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the Proxy Guideline based recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at NTI who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

The foregoing is only a summary of the Proxy Voting Policy and Proxy Voting Guidelines. You may obtain, upon request and without charge, a full-version paper copy of the Proxy Voting Policy and Proxy Voting Guidelines by calling 800/595-9111.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICY AND PROCEDURES1

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).2 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.3 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.4

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

[1]	Revised as of May 7, 2007.
[2]

These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

[3]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
[4]

Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[5]

For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

[6]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

PYRAMIS GLOBAL ADVISORS, LLC PROXY VOTING GUIDELINES

MARCH 2011

I.	General Principles

A.	Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies’ relationship, business or otherwise, with that portfolio company.

B.	FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D.	Non-routine proposals will generally be voted in accordance with the Guidelines.

E.	Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR’s General Counsel’s office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to Pyramis’ Senior Compliance Officer or his designee.

F.	Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal’s likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.	Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.	Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company’s commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.	Anti-Takeover Provision—includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

B.	Golden Parachute—Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail—payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision—a condition in a charter or plan that specifies an expiration date.

E.	Permitted Bid Feature—a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F.	Poison Pill—a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

G.	Large-Capitalization Company—a company included in the Russell 1000® Index.

H.	Small-Capitalization Company—a company not included in the Russell 1000® Index that is not a Micro-Capitalization Company.

I.	Micro-Capitalization Company—a company with market capitalization under US $300 million.

J.	Evergreen Provision—a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A.	Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.	The Poison Pill includes a Sunset Provision of less than five years;

b.	The Poison Pill includes a Permitted Bid Feature;

c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.	The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Pyramis to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, a company’s board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.	Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.	Compensation

A.	Executive Compensation

1.	Advisory votes on executive compensation

a.

Pyramis will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b.	FMR will generally vote against proposals to ratify Golden Parachutes.

2.	Frequency of advisory vote on executive compensation

FMR will generally support annual advisory votes on executive compensation.

B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1.	(a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the burn rate is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

Pyramis will consider approving an equity award plan or amendment to authorize additional shares under such plan if without complying with Guideline 3 immediately above, the following two conditions are met:

a.	The shares are granted by a compensation committee composed entirely of independent directors; and

b.	The shares are limited to 5% (Large-Capitalization Company) and 10% (Small or Micro Capitalization Company) of the shares authorizes for grant under the plan.

4.	The plan includes an Evergreen Provision.

5.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.	Employee Stock Purchase Plans

Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

E.	Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F.	Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:

1.	A Sunset Provision of no greater than five years;

2.	Linked to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a Permitted Bid Feature; and

5.	Allows Pyramis accounts to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C.	It is a fair price amendment that considers a two-year price history or less.

Pyramis	will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

D.	In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E.	In the case of shareholder proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

Pyramis will generally vote against a provision to increase a company’s common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B.	New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D.	Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.	Shares of Investment Companies

A.	If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”). Pyramis may choose not to vote if “echo voting” is not operationally feasible.

B.	Certain Pyramis accounts may invest in shares of underlying Fidelity Funds, which are held exclusively by Fidelity Funds or accounts managed by FMR or an affiliate. Pyramis will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees.

VIII.	Other

A.	Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

RAINIER INVESTMENT MANAGEMENT, INC.

2011 PROXY VOTING POLICY

SUMMARY & PROCEDURES

INTRODUCTION

This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.® (“Rainier”) and is intended to be in compliance with 17 CFR 270.30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

Rainier clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, Rainier is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires Rainier, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Rainier will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

Rainier is the Adviser of the Rainier Investment Management Mutual Funds (“Funds”). Rainier acts as a fiduciary of the Funds and shall vote the proxies of the Funds’ portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

Rainier shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. Rainier does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Rainier’s guidelines are intended to cover the most significant and frequent proxy issues that arise. Rainier shall revise its guidelines as events warrant.

PROCEDURES

Procedures used to address any potential conflicts of interest.

Rainier votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, RiskMetrics Group (“RMG”). RMG makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to Rainier Proxy Policy Committee procedures, Rainier may also override RMG vote recommendations on a case-by case basis on:

•	Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines

•	Issues that RMG itself considers on a case-by-case basis

The extent to which Rainier delegates proxy voting authority to or relies on recommendations of a third party.

As noted above, Rainier relies on the recommendations of RMG. Rainier retains ultimate responsibility for the votes, and has the ability to override RMG vote recommendations. Rainier will only do so, however, if Rainier believes that a different vote is in the best interests of clients and mutual fund shareholders.

To the extent Rainier desires to override RMG’s vote recommendations for the reasons noted above, Rainier (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between Rainier’s interest and that of the relevant clients. If Rainier determines that a proxy proposal raises a material conflict between Rainier’s interests and a client’s interest, Rainier will resolve such a conflict in the manner described below, in its discretion:

(i) Rainier may follow the recommendation of another nationally recognized third-party proxy advisory service, and document Rainier’s reasons for overriding RMG and vote in accordance with the recommendation of the other third party;

(ii) Rainier may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

(iii) Rainier may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if Rainier receives a timely response from the client (and Rainier may abstain from voting in the absence of a timely client response);

(iv) Rainier may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

(v) Rainier may abstain from voting on the proposal, if (a) Rainier determines that an abstention is in the best interest of the affected clients as a whole, (b) the cost of voting the proxy are extraordinary and exceed the expected benefit to the affected client as a whole, (c) Rainier concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) Rainier has not received a timely response from the client; or

(vi) Rainier may implement any other procedure that results in a decision that is demonstrably based on the client’s best interest and not the product of the conflict.

The extent to which Rainier will support or give weight to the views of management of a portfolio company.

Rainier bases voting decisions on policy guidelines and on RMG recommendations, both of which are driven by considerations of the best interests of Rainier’s clients and mutual fund shareholders. Rainier votes in favor of management positions only when they coincide with the best interests of clients and mutual fund shareholders.

Policies and procedures relating to matters substantially affecting the rights of the holders of the security being voted.

Rainier policy guidelines include a section devoted specifically to shareholder rights. Rainier generally supports shareholder voting rights and opposes efforts to restrict them.

Disclosure to Clients.

Rainier will disclose to its clients how they may obtain information from Rainier about how Rainier voted with respect to their securities. Rainier will provide to its clients a description or a copy of these proxy voting policies and procedures.

Books and Records Maintained by Rainier.

In connection with voting proxies and this Proxy Policy, Rainier maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

•	Rainier’s policies and procedures relating to voting proxies;

•

A copy of each proxy statement that Rainier receives regarding clients’ securities, provided that Rainier may rely on (a) a third party to make and retain, on Rainier’s behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•

A record of each vote cast by Rainier on behalf of clients, provided that Rainier may rely on a third party to make and retain, on Rainier’s behalf, pursuant to a written undertaking, records of votes cast;

•	Copies of any documents created by Rainier that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in Rainier’s main business office.

SANDS CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Most Recent Amendment: January 2011

Implementation Date: November 2006

Issue

Rule 206(4)-6 under the Advisers Act requires every registered investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Sands Capital Management, LLC (“SCM”) votes proxies for a significant number of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of each proposal to be voted on.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.

Procedures for SCM’s Receipt of Class Actions

The following procedures outline SCM’s receipt of “Class Action” documents from clients and custodians:

SCM will not file “Class Actions” on behalf of any client. If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a best effort to forward the documents to the client. Likewise if “Class Action” documents are received by SCM from a client, SCM will make a best effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action”.

Proxy Committee

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Director of Compliance) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Proxy Voting Policy and Procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third-party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by SCM. The Proxy Committee reviews reports on SCM’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in SCM’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

Procedures For Identification and Voting of Proxies

The following procedures are designed to enable SCM to resolve material conflicts of interest before voting client proxies.

1.	SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically and is updated by the Director of Client Services or a designee who obtains proxy voting information from client agreements.

As part of the account opening procedure, the Director of Client Services will note whether or not SCM is responsible for voting proxies for the new client.

2.	In cases where it has been designated to vote client proxies, SCM works with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

3.	The Director of Client Services receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.

4.	Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.

5.	SCM Staff Members will reasonably try to assess whether there are any material conflicts between SCM’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.	So long as no material conflicts of interest have been identified, SCM will vote proxies according to SCM’s policy. SCM may also elect not to vote if it deems doing so in its clients’ best interest. (See #8 and Proxies of Certain Non-U.S. Issuers below.) The rationale for not voting a client proxy will be documented and the documentation will be maintained in SCM’s permanent files.

7.	Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

8.	SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Non-U.S. Issuers below,

9.	The Director of Client Services and the Research Analyst will report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with SCM’s policy, as well as any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM’s Chief Compliance Officer (“CCO”), or if the CCO is the person attempting to influence the voting, then to SCM’s Chief Executive Officer.

10.	All proxy votes will be recorded and the following information will be maintained:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date;

•	The number of shares SCM is voting firm-wide;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not SCM cast its vote on the matter;

•	How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether SCM cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s permanent files.

Loaned Securities

When an SCM client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, SCM may request a client to recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities The research analyst who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.

In determining whether a recall of a security is warranted (“Significant Event”), SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.

Proxies of Certain Non-U.S. Issuers

It is SCM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.

Voting proxies of issuers in non-US markets may give rise to a number of administrative/operational issues that may cause SCM to determine that voting such proxies are not in the best interest f its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

•	SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

•	Some markets require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.

•	Proxy material may not be available in English.

•

SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may not vote in those instances.

•

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The Portfolio Manager or Research Analyst in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

Conflicts of Interest

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

•	Conflict: SCM is retained by a firm, or is in the process of being retained by a firm, which is affiliated with an issuer that is held in SCM’s client portfolios.

•	Conflict: SCM is retained by an individual, or is in the process of being retained by an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios.

•

Conflict: SCM’s Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

•

Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by SCM’s policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes that, due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and/or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the Research Analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).

Recordkeeping

SCM must maintain the documentation described in the following section for a period of not less than five (5) years in an easily accessible place, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

•

The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•

Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•

SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

Proxy Solicitation

As a matter of practice, it is SCM’s policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible for overseeing and implementing this Proxy Voting Policy and Procedures.

Attachment C

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I.    The Board of Directors

A.    Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

B.    Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.    Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

D.    Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II.    Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III.    Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV.    Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.    Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.    Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.    Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.    Board Classification

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV.    Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V.    Capital Structure

A.    Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.    Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI.    Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII.    State of Incorporation

A.    Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.    Mergers and Corporate Restructurings

A.    Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C.    Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.    Changing Corporate Name

We generally vote for changing the corporate name.

IX.    Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

•	Ecological issues, including toxic hazards and pollution of the air and water;

•	Employment practices, such as the hiring of women and minority groups;

•	Product quality and safety;

•	Advertising practices;

•	Animal rights, including testing, experimentation and factory farming;

•	Military and nuclear issues; and

•	International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

Summary of Proxy Voting Policies and Procedures

Systematic Financial Management, L.P. (“Systematic”), has adopted written proxy voting policies pursuant to Rule 206(4)-6 under the Advisers Act of 1940, as amended and has retained an independent proxy-voting agent (“agent”). Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest or to review its voting policies and procedures.

Voting Guidelines

Systematic maintains four sets of proxy voting guidelines, one based on AFL-CIO policies for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy. Systematic would apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action).

Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by Systematic’s proxy voting vendor on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures in addition to how Systematic voted proxies for securities held in account(s) are available upon request.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.    It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations.    One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee.    T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group.    The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator.    The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors—T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues—T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

Executive Compensation Issues—T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions—T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We evaluate proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions on a case-by-case basis.

Corporate Social Responsibility Issues—Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies—ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts—Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes—In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking—Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan—The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

Proxy Voting Policy Summary

The Boston Company Asset Management, LLC (the “Adviser”), through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon’s”) Proxy Policy Committee (“PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of client accounts over which it has been delegated the authority to vote proxies.

Adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

Adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Adviser or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Adviser’s and its affiliates’ discretion.

All proxies received by Adviser are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or Adviser’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue, including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

(3/2010)

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations

and Technology Administration

c/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: June 15, 2009

VICTORY CAPITAL MANAGEMENT INC.

PROXY VOTING POLICY

Effective Date: August 18, 2003

Revised Date: September 16, 2010

Proxy Voting Policy

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•

principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.* In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be kept by Victory or its designated affiliate

•

Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory’s law group and a member of senior management.

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the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

Proxy Recall for Securities Lending, as required:

Victory will use reasonable efforts to determine if the recall of a security on loan is warranted in time to vote proxies if the fund knows that a vote concerning a “material” event will occur.

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Victory may utilize the services of an independent third-party to assist in the process of recalling loaned out shares including, but not limited to, assisting Victory to anticipate record dates for upcoming high profile meetings for which it may recall shares in advance of voting.

* Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser. Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com , or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

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Appropriate information will be sent to the Securities Lending Group with the specific record date of the security that needs to be recalled. Once the security is recalled, the proxy will flow into Victory’s normal voting procedures.

Statement of Corporate Governance

The rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made. Proxies are presented to the committee through the Corporate Actions Department. Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee. Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration. Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on majority votes of committee.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Corporate Actions

The Corporate Actions Group processes mandatory corporate actions. The Victory Proxy Analyst obtains recommendations from the Victory Portfolio Manager, Research Analyst or Proxy Committee on voluntary corporate actions and will post the recommendation to the Victory Capital Management Report Repository. The Victory Proxy Analyst will also send the recommendation to the Corporate Actions Group.

Corporate Governance

Confidential Voting	Generally Approved

Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals	Generally Approved

As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting	Generally Opposed

Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

Unequal Voting Rights	Generally Opposed

Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting. Victory firmly believes all shareholders should be treated equitably. One share, one vote.

Super-Majority Vote Requirements	Generally Opposed

Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Majority Voting Proposals	Review Case-by-Case

Victory generally supports reasonably crafted shareholder proposals calling for directors to be elected through an affirmative majority of votes cast and/or the elimination of the plurality standard in uncontested elections, unless the company has adopted meaningful alternatives within their formal corporate governance process.

By-Laws Amended By Board Of Directors Without Shareholder Approval	Generally Opposed

Since one of the rights of a shareholder is the ability to effect change through proxy voting, it would not be in their best interest to allow the board to influence policy and change the by-laws of the company without shareholder input. Victory would vote against any action taken by the board to prevent shareholders from deciding policy.

Amendments To By-Laws Or Charters	Review Case-by-Case

In general, Victory approves technical amendments for companies with a solid track record of good corporate governance. However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

Blank-Check Preferred Stock	Generally Opposed

Blank-check preferred stock provides flexibility in financing, and can be used as an entrenchment device. The issuing company can use this tactic as a poison pill when distributed to stockholders with rights attached, or it can be issued with superior voting rights to friendly parties.

Pre-Emptive Rights	Generally Approved

Pre-emptive rights provide existing shareholders with the first opportunity to purchase shares or new issues of company stock. Victory may not recommend exercising the rights for several reasons, including lack of liquidity or the transaction may not be in the best interest of client’s accounts. However, in certain cases the rights are transferable and Victory may recommend selling. The primary reason for the approval of rights offerings is to limit the amount of dilution new shares cause current shareholders.

Expensing Options	Generally Approved

Victory believes shareholders should have an accurate picture of a company’s financial picture, therefore, the company should fully account for stock options.

Eliminate Shareholders’ Right To Call A Special Meeting	Generally Opposed

In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Restriction of Shareholder Action By Written Consent	Generally Opposed

Victory generally opposes proposals to restrict or prohibit a shareholders’ ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they must wait for the next scheduled meeting.

Appointment Of Auditors	Generally Approved

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Corporate Name Change	Generally Approved

A name change often is used to reflect the brand and image of the business. Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Expansion of Business Activity	Review Case-by-Case

Existing shareholders should approve any restatement of the business purposes or fundamental change in operations. In addition, shareholders should review any expansion or development of company objectives and activities.

Change In The Date Or Location Of Annual Meetings	Generally Approved

Victory supports provisions that encourage changes in the date and location of annual meetings. A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

Change In Investment Company Agreements With Advisors	Generally Approved

Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

For Investment Companies, Continuation Of Company Management, Administration or Investment Advisor	Generally Approved

Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Converting Closed-end Fund To Open-end Fund	Review Case-by-Case

Victory supports such conversions when it is in the long-term best economic interest of the shareholders. Some of the factors reviewed would include: past performance, the level of discount or premium compared to the NAV, expense structure and the overall effect on competitiveness and future prospects within the market that the fund invests.

Changing Investment Company Fundamental Investment Restrictions	Review Case-by-Case

Victory generally reviews such proposals based on factors that include, but are not limited to: the nature of the restriction to be changed, reasons given for such a change, the likely impact to the overall portfolio and long-term best economic interests of the shareholders.

Transaction Of Such Other Business As May Properly Come Before The Meeting	Generally Opposed

Victory generally opposes proposals requesting voting approval in the form of other business.

Board of Directors

Required Majority Of Independent Directors	Generally Approved

Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm. Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors	Generally Approved

Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

Classified Boards	Review Case-by-Case

Classified boards do provide stability and continuity. However, Victory may oppose this position under the certain circumstance, such as: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult and the vote would be perceived as a loss of confidence in management.

Outside Director Stock Option Plan	Review Case-by-Case

The interest of outside directors should be aligned with both shareholders and inside directors. Victory supports the position whereby directors hold a minimum level of stock in the company. Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However, Victory would vote against any plan that awards any director excessively.

Election of Management’s Nominees for Directors	Generally Approved

Victory supports management’s recommendation for any qualified individual to represent the shareholders. Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity	Review Case-by-Case

Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards. Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors	Generally Approved

In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause	Generally Approved

In cases such as gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages	Review Case-by-Case

Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership	Generally Approved

Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported. Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

Advisory Committee	Review Case-by-Case

A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability	Generally Approved

Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure	Generally Opposed

Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership	Generally Approved

Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO	Review Case-by-Case

Victory may support proposals requiring that the position of chair be filled by an independent director, depending upon the particular circumstance and relevant considerations. Examples of considerations include, but are not limited to, having: a designated independent lead director, a two-thirds independent board, key committees that are comprised of independent directors and a company that does not materially under-perform its peers.

Approve Directors Fees Paid In Stock and Cash	Generally Approved

Victory supports proposals that allow directors to have their annual fees paid in both cash and stock. Directors also should be shareholders in order to align their interests with those they represent.

Stock Retention	Generally Opposed

Victory generally opposes proposals requiring the Named Executive Officer’s (“NEO’s) to retain shares acquired through the Company’s compensation plans, including tax- deferred retirement plans, from the time of termination of their employment, through retirement or otherwise.

Takeover Defense and Related Actions

Mergers Or Other Combinations	Review Case-by-Case

Victory votes in the best long-term economic interest of the shareholders. When making recommendations, the following considerations are made: the premium received, the trend of the stock, and prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger. Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout	Review Case-by-Case

Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

Fair Price Provisions	Generally Opposed

In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

Change In The Number Of Authorized Common Shares	Generally Approved

It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes. However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision	Review Case-by-Case

Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.) Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills	Review Case-by-Case

Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State Anti-Takeover Laws	Review Case-by-Case

Victory approves measures that benefit current shareholders. Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation	Generally Approved

In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

Compensation Plan

Executive Stock Option Plans	Generally Approved

Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash- short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan	Review Case-by-Case

Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans. Additionally, incentives are less than the established plans.

Repricing Of Outstanding Options	Generally Opposed

Generally, Victory opposes any proposal that would reprice outstanding stock options. Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan	Review Case-by-Case

Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes	Review Case-by-Case

When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of 2.99 times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

Cap On Executive Pay	Review Case-by-Case

Victory would vote against any absolute limit on executive compensation. However, compensation that better matches management and shareholder interests is supported. Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance	Review Case-by-Case

Victory supports plans that align compensation with operational and financial performance. Proposals that link compensation to performance measurements such as peer groups are generally approved. Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

Loans Or Guarantees Of Loans To Officers And Directors	Generally Opposed

In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

Advisory Vote on Executive Compensation	Generally Approved

Victory supports shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers. Victory believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company.

Advisory Vote on Pay Programs	Review Case-by-Case

Victory will evaluate management proposals seeking ratification of a company’s compensation program. The following factors may be considered; excessive practices with respect to perks, severance packages, supplemental executive pension plans, balance of fixed versus performance-driven pay, and the alignment of company performance and executive pay trends over time.

Capital Structure, Class of Stock and Recapitalization

Restructure/Recapitalize	Review Case-by-Case

Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position. These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs	Review Case-by-Case

In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

Tracking Stock	Review Case-by-Case

Victory would consider the compensation shareholders receive in the event a tracking stock is released. If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock	Review Case-by-Case

Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility. However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback	Generally Approved

Generally, Victory approves buybacks that are “at or above” the current market price. However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority To Issue Additional Debt	Review Case-by-Case

The issuance of additional debt may be beneficial to a company under certain circumstances. However, Victory may vote against any excessive issuance of debt that would cause, for example, a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends	Generally Approved

Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders. Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares. Dividends are considered positive because they return capital and enhance returns for shareholders.

Social Issues

Social Issues In General	Review Case-by-Case

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory considers such proposals based on the expected impact to the shareholder and their long-term economic best interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Equal Opportunity	Review Case-by-Case

Victory will generally support reports outlining a company’s affirmative action initiatives unless the requests are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be that the company has well documented equal opportunity programs or the company already publicly reports on its initiatives and provides data on workforce diversity.

Sustainability Reporting	Review Case-by-Case

Victory will generally support proposals requesting that a company report on policies and initiatives related to relevant social, economic, and environmental sustainability, unless such proposals are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be: that the company already discloses similar information through existing reports, policies or codes of conduct; or, the company has formally committed to the implementation of a reporting program based on industry accepted guidelines within a reasonable timeframe.

Political Contributions	Review Case-by-Case

Victory may support proposals that are reasonable in request, cost and information availability, related to the disclosure of corporate contributions. Victory will generally not support political contribution proposals considered excessive, costly or structured to require disclosure beyond political action committee regulations.

International Corporate Governance

Victory will follow the established Proxy Voting Policy guidelines already in place, unless otherwise noted below when voting International Corporate Governance proxies. Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Receiving and/or Approving Financial Reports	Generally Approved

Typically, it is customary for international firms to approve audited financial reports (prior) at the annual meeting. However, this may be opposed in cases where there are (serious) concerns regarding practices of the Board or (audit) committees appointed by the Board.

Payment of Final Dividends/Return of Capital	Generally Approved

Stock dividends are generally approved and in the best long-term economic interest of the shareholders. Dividends (are considered positive because they) return capital and enhance returns for shareholders.

Share Repurchase Plan	Generally Approved

Vote FOR a plan by which the company buys back its own shares, if the plan is offered to all shareholders.

Share Issuance Requests	Review Case-By-Case

Victory will generally support share issuance request with preemptive rights. However, Victory may vote on a case-by-case basis on specific issuances with or without preemptive rights.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

In certain foreign jurisdictions, voting of proxy will result in the lockup of shares, impairing Victory’s ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting.

In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting, proxy will take into consideration any additional costs to investors which may be incurred from research and voting process.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•	Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•	Document the nature of the conflict and the rationale for the recommended vote

•	Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary Key Private Bank’s Chief Fiduciary Officer, or their designee, or consult an internal or external, independent adviser

•	If a member of the Proxy Committee has a conflict (e.g. –family member on board of company) –he/she will not vote (or recluse themselves from voting).

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Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•	copies of all policies and procedures required by Rule 206(4)-6

•	a written record of votes cast on behalf of clients

•	any documents prepared by Victory or the Proxy Committee germane to the voting decision

•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary

Blank Check Preferred Stock—A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw—Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter—Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board—A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting—Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance—Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting—Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements—Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail—Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification—Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting—The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill—The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights—pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy—The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest—Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Recall—Recalling of loaned out securities before record date to exercise voting rights.

Proxy Statement—A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan—A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation—Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock—Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan—A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal—Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan—A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws—In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency—their shareowners.

Street Name / Nominee Name—Holding a customer’s stock ‘in street name’ is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names. Such a system makes it more difficult to obtain shareholder information. Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock. The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority—Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself—that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report—A company report on policies and initiatives related to social, economic or environmental issues.

Unequal Voting—Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights. Insiders owning the higher voting shares are able to maintain control, even though they usually own only a fraction of the outstanding shares.

Written Consent—The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

Executive Compensation Terms

At-the-Money Option—An option with exercise price equal to the current market price.

Bonus Shares—Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option—The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date. Holders are rewarded when the option has a ‘positive’ spread, or difference between its exercise price and its market price.

Change-in-Control Provision—A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Cliff Vesting—A plan feature providing that all awards vest in full after a specified date. If the employee leaves the company’s employ prior to the vesting date, no partial vesting will occur.

Deferred Stock—A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan—A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP)—A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan—A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company’s common stock outstanding. Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price—Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan—A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula. This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants—Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO’s)—Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option—The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

In-the-Money Option—An option with an exercise price below the current market price.

Limited Stock Appreciation Rights (LSAR’s)—These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO’s or NSO’s. The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having to make a person cash outlay to exercise the option. The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO’s)—Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date. The term of such awards may be longer or shorter than ten years. The company receives the tax deduction at the time the executive receives income.

Omnibus Plan—A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option—An option with an exercise price above the current market price.

Performance Shares—Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Performance Units—Cash awards contingent upon the achievement of specified performance goals. The amount of cash payable typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Phantom Stock—An award ‘unit’ corresponding in number and value to a specified number of shares of the company’s stock. These units do not represent an ownership interest. The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options—An option whose exercise price is set above fair market value on grant date.

Put Option—The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding—A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options—Options granted to replace shares owned outright that have been swapped as payment of the option exercise price. At the time of the swap, the company grants a new stock option equal to the number of shares swapped. The reloaded options generally have a new vesting period and the same expiration date as the original options.

Repricing—An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock—A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m)—The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT)—A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs)—An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right—The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule—A holding period following grant date during which time options may not be exercised.

Volatility—The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD)—The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

Exception / Escalation Policy

All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. Board members. When applicable, exceptions will be presented to the Chief Compliance Officer of KeyBank N.A.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICY

The Fund has delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Fund:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Fund and are not the product of a material conflict.

I. Identifying Conflicts of Interest:    WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

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Business Relationships—WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

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Personal Relationships—WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

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Familial Relationships—WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. “Material Conflicts”:    WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts:    WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

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Use a Proxy Voting Service for Specific Proposals—As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

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Client directed—If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

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Use a Predetermined Voting Policy—If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

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Seek Board Guidance—If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

WELLINGTON MANAGEMENT COMPANY, LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1	Takes responsibility for voting client proxies only upon a client’s written request.

2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8	Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote    Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy    Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation    To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research    In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting    Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

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Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

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Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

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Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes    Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending    Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs    Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

WELLINGTON MANAGEMENT COMPANY, LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•	Election of Directors: Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors: Against

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP): Against

•	Adopt Director & Officer Indemnification: For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP): Against

•	Require Board Independence: For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent: For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director: For

•	Approve Directors’ Fees: For

•	Approve Bonuses for Retiring Directors: Case-by-Case

•	Elect Supervisory Board/Corporate Assembly: For

•	Elect/Establish Board Committee: For

•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•	Adopt/Amend Stock Option Plans: Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans: For

•	Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy: Case-by-Case

•	To approve compensation packages for named executive Officers: Case-by-Case

•	To determine whether the compensation vote will occur every 1, 2 or 3 years: Case-by-Case

Every 3 years, unless specific compensation concerns exist that would warrant an annual advisory vote

•	Exchange Underwater Options: Case-by-Case

We may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP): For

•	Shareholder Approval of All Stock Option Plans (SP): For

•	Disclose All Executive Compensation (SP): For

Reporting of Results

•	Approve Financial Statements: For

•	Set Dividends and Allocate Profits: For

•	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees: Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors: Case-by-Case

•	Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP): Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans: Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

–	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting: Against

•	Increase Supermajority Vote Requirement: Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision: For

•	Adopt Confidential Voting (SP): Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent: Against

Capital Structure

•	Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition: Case-by-Case

•	Approve Technical Amendments to Charter: Case-by-Case

•	Opt Out of State Takeover Statutes: For

•	Authorize Share Repurchase: For

•	Authorize Trade in Company Stock: For

•	Approve Stock Splits: Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring: Case-by-Case

•	Issue Stock with or without Preemptive Rights: For

•	Issue Debt Instruments: Case-by-Case

Social Issues

•	Endorse the Ceres Principles (SP): Case-by-Case

•	Disclose Political and PAC Gifts (SP): Case-by-Case

We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

•	Report on Sustainability (SP): Case-by-Case

Miscellaneous

•	Approve Other Business: Against

•	Approve Reincorporation: Case-by-Case

•	Approve Third-Party Transactions: Case-by-Case

Dated: December 14, 2010

WESTERN ASSET MANAGEMENT COMPANY

WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board- approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P.

Diversified International Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Sharon E. Fay, Kevin F. Simms, Henry S. D’Auria and Eric J. Franco.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Sharon E. Fay
Registered investment companies**	203	$33,686 million	3	$6,848 million
Other pooled investment vehicles	327	$18,455 million	10	$1,334 million
Other accounts	33,299	$80,009 million	62	$8,539 million
Kevin F. Simms
Registered investment companies**	205	$33,690 million	3	$6,848 million
Other pooled investment vehicles	341	$20,232 million	13	$1,392 million
Other accounts	33,299	$80,009 million	62	$8,539 million
Henry S. D’Auria
Registered investment companies**	160	$31,507 million	3	$6,848 million
Other pooled investment vehicles	249	$18,217 million	10	$1,334 million
Other accounts	33,295	$79,634 million	62	$8,539 million
Eric J. Franco
Registered investment companies**	71	$14,545 million	1	$2,129 million
Other pooled investment vehicles	122	$6,036 million	1	$0.33 million
Other accounts	125	$16,340 million	8	$1,191 million

*	The information provided is as of December 31, 2010.
**	Does not include the Diversified International Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Diversified International Fund.

Overseas Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Sharon E. Fay, Kevin F. Simms, Henry S. D’Auria and Eric J. Franco.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Sharon E. Fay
Registered investment companies**	203	$33,708 million	3	$6,848 million
Other pooled investment vehicles	327	$18,455 million	10	$1,334 million
Other accounts	33,299	$80,009 million	62	$8,539 million
Kevin F. Simms
Registered investment companies**	205	$33,712 million	3	$6,848 million
Other pooled investment vehicles	341	$20,232 million	13	$1,392 million
Other accounts	33,299	$80,009 million	62	$8,539 million
Henry S. D’Auria
Registered investment companies**	160	$31,528 million	3	$6,848 million
Other pooled investment vehicles	249	$18,217 million	10	$1,334 million
Other accounts	33,295	$79,634 million	62	$8,539 million
Eric J. Franco
Registered investment companies**	71	$14,566 million	1	$2,129 million
Other pooled investment vehicles	122	$6,036 million	1	$0.33 million
Other accounts	125	$16,340 million	8	$1,191 million

*	The information provided is as of December 31, 2010.
**	Does not include the Overseas Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation:

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units and for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Barrow, Hanley, Mewhinney & Strauss, LLC

The portfolio managers of the Small Cap Value Equity Fund are James S. McClure and John P. Harloe.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
James S. McClure
Registered investment companies**	4	$1,022.6 million	0	$0
Other pooled investment vehicles	1	$6.2 million	0	$0
Other accounts	15	$709.9 million	0	$0
John P. Harloe
Registered investment companies**	4	$1,022.6 million	0	$0
Other pooled investment vehicles	1	$6.2 million	0	$0
Other accounts	15	$709.9 million	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Small Cap Value Equity Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Small Cap Value Equity Fund.

Conflicts of Interest:

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Small Cap Value Equity Fund). Barrow Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation:

In addition to base salary, all Barrow Hanley portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at Barrow Hanley will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of Barrow Hanley’s key investment personnel have a long-term incentive compensation plan in the form of an equity interest in Barrow Hanley.

BlackRock Investment Management, LLC

Dennis W. Stattman, Dan Chamby and Romualdo Roldan are portfolio managers of the BlackRock Global Allocation Fund.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Dennis W. Stattman
Registered investment companies**	5	$59,803 million	0	$0
Other pooled investment vehicles	4	$15,923 million	0	$0
Other accounts	0	$0	0	$0

Dan Chamby
Registered investment companies**	5	$59,803 million	0	$0
Other pooled investment vehicles	4	$15,923 million	0	$0
Other accounts	0	$0	0	$0

Romualdo Roldan
Registered investment companies**	5	$59,803 million	0	$0
Other pooled investment vehicles	4	$15,923 million	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the BlackRock Global Allocation Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the BlackRock Global Allocation Fund.

Conflicts of Interest:

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation:

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation—Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation for Equity Managers

Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of indices including the S&P 500 Index, the FTSE World Index ex U.S., the Merrill Lynch 5-Year Treasury Index and the Citigroup World Government Bond Index.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”)—The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other Compensation Benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Brandywine Global Investment Management, LLC

The portfolio managers of the Diversified Value Fund are Joseph J. Kirby, Henry F. Otto and Steven M. Tonkovich.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joseph J. Kirby
Registered investment companies**	2	$1,304,221,658	0	$0
Other pooled investment vehicles	1	$1,556,147	0	$0
Other accounts	1	$135,678,745	1	$135,678,745
Henry F. Otto
Registered investment companies**	5	$2,209,975,151	0	$0
Other pooled investment vehicles	7	$68,531,437	0	$0
Other accounts	4	$377,009,195	1	$135,678,745
Steven M. Tonkovich
Registered investment companies**	5	$2,209,975,151	0	$0
Other pooled investment vehicles	7	$68,531,437	0	$0
Other accounts	4	$377,009,195	1	$135,678,745

*	The information provided is as of December 31, 2010.
**	Does not include the Diversified Value Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Diversified Value Fund.

Conflicts of Interest:

Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

Compensation:

All Portfolio Managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-to-time at Legg Mason’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Davis Selected Advisers, L.P.

The portfolio managers of the Large Cap Value Fund are Christopher C. Davis and Kenneth C. Feinberg. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Christopher C. Davis
Registered investment companies**	26	$57 billion	0	$0
Other pooled investment vehicles	11	$1.5 billion	0	$0
Other accounts***	104	$8.4 billion	0	$0
Kenneth C. Feinberg
Registered investment companies**	24	$57 billion	0	$0
Other pooled investment vehicles	10	$1.4 billion	0	$0
Other accounts***	93	$7.7 billion	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Large Cap Value Fund.
***	Managed money/wrap accounts have been counted at the sponsor level.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Large Cap Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds which are managed in a similar style.

Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

➢	The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

➢

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

➢	Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.

Compensation:

Mr. Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Mr. Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Delaware Management Company

The portfolio managers of the Growth Opportunities Fund are Jeffrey S. Van Harte, Christopher J. Bonavico, Christopher M. Ericksen and Daniel J. Prislin. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jeffrey S. Van Harte
Registered investment companies**	14	$4.3 billion	2	$1.4 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	51	$6.3 billion	5	$579.1 million
Christopher J. Bonavico
Registered investment companies**	28	$5.3 billion	2	$1.4 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	49	$4.6 billion	5	$579.1 million
Christopher M. Ericksen
Registered investment companies**	14	$4.3 billion	2	$1.4 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	47	$5.9 billion	3	$379.0 million
Daniel J. Prislin
Registered investment companies**	14	$4.3 billion	2	$1.4 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	58	$6.3 billion	5	$579.1 million

*	The information provided is as of December 31, 2010.
**	Does not include the Growth Opportunities Fund.
***	Other accounts include accounts managed in a personal capacity as well as accounts managed in a professional capacity. The personal account information is current as of June 30, 2010.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Growth Opportunities Fund.

Conflicts of Interest:

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Five of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware Investments’ code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation:

Each portfolio manager’s compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this “bonus pool” is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team’s standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

The Focus Growth team also has substantial long-term retention incentives, including a deferred bonus program. The bonus amount was based on a calculation as of December 31, 2009 and is paid into a deferred compensation vehicle at set intervals. To qualify to receive payment of the bonus, an eligible individual must be an employee in good standing on the date the bonus vests. The deferred compensation vehicle is primarily invested in the products that the Focus Growth team manages for alignment of interest purposes.

Deferred Compensation—Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation & Supplemental/Excess Retirement Plan, which is available to all employees whose base salaries or established compensation exceed a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

The Plan was established in order to: assist Delaware Investments in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware Investments; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Eagle Asset Management, Inc.

The portfolio managers of the Small Company Growth Fund are Bert L. Boksen and Eric Mintz.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Bert L. Boksen
Registered investment companies**	13	$2,605,891,980	0	$0
Other pooled investment vehicles	2	$76,065,585	2	$76,065,585
Other accounts	4,165	$2,435,010,603	1	$911,165
Eric Mintz
Registered investment companies**	13	$2,605,891,980	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	4,165	$2,435,010,603	1	$911,165

*	The information provided is as of December 31, 2010.
**	Does not include the Small Company Growth Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Small Company Growth Fund.

Conflicts of Interest:

Eagle currently holds a 51% ownership interest in EB Management I, LLC, which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it’s subsidiaries may have investment interest in such investment partnership.

Eagle’s portfolio managers manage other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of

Ethics, there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Compensation:

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys;

Mr. Boksen, along with other Portfolio managers, participates in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

Additional deferred compensation plans are provided to key investment professionals;

Mr. Boksen, along with all employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.

There is no difference between the method used to determine Mr. Boksen’s compensation with respect to the Fund and other Funds managed by Mr. Boksen.

Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen also receives Stock option awards as part of his annual Bonus. These stock option awards vest over a three year period.

Mr. Boksen’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Mr. Boksen’s benchmarks for evaluation purposes include LipperFund Index for Mutual Fund performance and the Russell 2000 Index for separate accounts, along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Mr. Mintz is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Mintz, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Compensation is based on individual performance as a research analyst, as well as contribution to the results of Eagle’s investment products. In addition, Mr. Mintz may receive additional compensation for his contribution as Portfolio Co-Manager of the Fund and other similarly managed accounts. Mr. Mintz may also receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

EARNEST Partners, LLC

The portfolio manager of the Small Company Value Fund is Paul E. Viera.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Paul E. Viera
Registered investment companies**	8	$1,222.5 million	0	$0
Other pooled investment vehicles	14	$190.3 million	0	$0
Other accounts	208	$11,267.4 million	9	$781.2 million

*	The information provided is as of December 31, 2010.
**	Does not include the Small Company Value Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Small Company Value Fund.

Conflicts of Interest:

Earnest Partners may be responsible for managing the Small Company Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. Earnest Partners may manage other client accounts which may have higher fee arrangements than the Small Company Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

Earnest Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. Earnest Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, Earnest Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that Earnest Partners believes to be fair and equitable.

Compensation:

All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.

Equity ownership is another component of compensation for the portfolio manager. The Firm is employee-owned.

Federated Clover Investment Advisors

The portfolio managers of the Small Company Value Fund are Lawrence R. Creatura and Stephen K. Gutch.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Lawrence R. Creatura
Registered investment companies**	1	$210.4 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	1	$102.3 million	0	$0
Stephen K. Gutch
Registered investment companies**	2	$1,140.7 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	23	$1,283.6 million	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Small Company Value Fund.
***	Please note there are other privately managed accounts for which the portfolio manager is only responsible for creating the investment model, but Federated Clover employs a team of portfolio coordinators who are charged with the day-to-day management of these other privately managed accounts.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Small Company Value Fund.

Conflicts of Interest:

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). Federated Clover has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation:

Lawrence R. Creatura is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (“IPP”) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by Federated Clover is categorized as reflecting one of several designated “Strategies.” The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy’s designated peer group of comparable accounts and vs. the Strategy’s benchmark (i.e., Russell 2000 Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Creatura may receive additional consideration based on the achievement of specified revenue targets.

Stephen K. Gutch is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by Federated Clover is categorized as reflecting one of several designated “Strategies.” The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Strategy’s designated peer group of comparable accounts and vs. the Strategy’s benchmark (i.e., Russell 2000 Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Gutch is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different peer groups and benchmarks. The performance of the Strategy to which the Fund is assigned represents a lesser portion of the calculation. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, Mr. Gutch may receive additional consideration based on the achievement of specified revenue targets.

Frontier Capital Management Company, LLC

The portfolio managers of the Mid Cap Growth Equity II Fund are Stephen M. Knightly and Christopher J. Scarpa.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen M. Knightly
Registered investment companies**	2	$1,165,199,320	1	$982,181,394
Other pooled investment vehicles	1	$83,544,725	0	$0
Other accounts***	40	$1,790,664,189	1	$70,238,541
Christopher J. Scarpa
Registered investment companies**	2	$1,165,199,320	1	$982,181,394
Other pooled investment vehicles	1	$83,544,725	0	$0
Other accounts***	40	$1,790,664,189	1	$70,238,541

*	The information provided is as of December 31, 2010.
**	Does not include the Mid Cap Growth Equity II Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Mid Cap Growth Equity II Fund.

Conflicts of Interest:

Frontier generally manages all accounts with the same investment philosophy and uses the same investment process, thus limiting contrary positions among accounts.

In connection with its management of clients’ accounts, Frontier is subject to a number of potential conflicts of interest. These potential conflicts include the allocation of securities among similar strategies, the allocation of IPOs, soft dollars and other brokerage practices, personal trading by employees, and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.

Compensation:

Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily on management fee revenues generated from client accounts.

Harris Associates L.P.

Robert M. Levy and Michael J. Mangan are portfolio managers of the Focused Value Fund, and David G. Herro and Robert A. Taylor are portfolio managers of the Overseas Fund (collectively, the “Funds”).

Focused Value Fund

Other Accounts Managed:

	Number of Accounts Managed*		Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Robert M. Levy
Registered investment companies**	1		$499,952,928	0	$0
Other pooled investment vehicles	13		$2,915,941,768	0	$0
Other accounts	257	#	$4,574,712,269	0	$0
Michael J. Mangan
Registered investment companies**	2		$252,434,790	0	$0
Other pooled investment vehicles	1		$80,158,086	0	$0
Other accounts	350	#	$1,665,008,325	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Focused Value Fund.
#

This number includes approximately 208 accounts managed by Mr. Levy and 210 accounts managed by Mr. Mangan that are managed pursuant to a “model portfolio” and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.

Ownership of Securities:

As of December 31, 2010, Mr. Levy owned over $1,000,000 shares of the Focused Value Fund.

Overseas Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David G. Herro
Registered investment companies**	8	$12,473,896,014	0	$0
Other pooled investment vehicles	13	$3,549,011,966	0	$0
Other accounts	15	$4,199,174,178	0	$0
Robert A. Taylor
Registered investment companies**	7	$12,489,786,875	0	$0
Other pooled investment vehicles	4	$1,097,254,995	0	$0
Other accounts	10	$3,089,088,619	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Overseas Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation:

Harris is solely responsible for compensating its portfolio managers. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris and is structured as follows:

(1)	Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2)	Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm’s domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

(3)	Participation in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of such portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value,

Lipper Balanced, 60/40 S&P/Barclays Capital (60% S&P 500 and 40% Barclays Capital Bond Index), Morgan Stanley Capital International (“MSCI”) World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund’s inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

J.P. Morgan Investment Management Inc.

The portfolio managers of the Strategic Balanced Fund are Thomas Luddy, Susan Bao, Jeroen Huysinga, Gerd Woort-Menker and Georgina Perceval Maxwell.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Thomas Luddy
Registered investment companies**	10	$10,939.8 million	0	$0
Other pooled investment vehicles	5	$1,522.3 million	3	$6,526.1 million
Other accounts	59	$17,150.5 million	4	$1,904.8 million
Susan Bao
Registered investment companies**	10	$10,939.8 million	0	$0
Other pooled investment vehicles	5	$1,522.3 million	3	$6,526.1 million
Other accounts	59	$17,150.5 million	4	$1,904.8 million
Jeroen Huysinga
Registered investment companies**	6	$1,290.8 million	0	$0
Other pooled investment vehicles	6	$4,767.1 million	0	$0
Other accounts	12	$1,922.9 million	3	$128.2 million
Gerd Woort-Menker
Registered investment companies**	6	$2,906.7 million	0	$0
Other pooled investment vehicles	6	$1,089.1 million	0	$0
Other accounts	2	$143.1 million	0	$0
Georgina Perceval Maxwell
Registered investment companies**	2	$268.9 million	0	$0
Other pooled investment vehicles	5	$714.5 million	0	$0
Other accounts	5	$637.8 million	2	$1,614.1 million

*	The information provided is as of December 31, 2010.
**	Does not include the Strategic Balanced Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Strategic Balanced Fund.

Conflicts of Interest:

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in J.P. Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures designed to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with J.P. Morgan’s Codes of Ethics and J.P. Morgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation:

J.P. Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by J.P. Morgan or its affiliates. These elements reflect individual performance and the performance of J.P. Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Loomis, Sayles & Company, L.P.

The portfolio managers of the Diversified Value Fund are Warren N. Koontz, Jr., James L. Carroll and Arthur Barry.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Warren N. Koontz, Jr.
Registered investment companies**	5	$1,959 million	0	$0
Other pooled investment vehicles	2	$148 million	0	$0
Other accounts	120	$3,605 million	0	$0

James L. Carroll
Registered investment companies**	4	$1,459 million	0	$0
Other pooled investment vehicles	2	$148 million	0	$0
Other accounts	126	$3,611 million	0	$0

Arthur Barry
Registered investment companies**	3	$1,959 million	0	$0
Other pooled investment vehicles	2	$148 million	0	$0
Other accounts	132	$3,605 million	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Diversified Value Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Diversified Value Fund.

Conflicts of Interest:

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation:

Loomis Sayles.    Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Equity managers.    Mutual fund performance and asset size do not directly contribute to the compensation calculation, and investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and, 5 years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Diversified Value Fund is the Russell 1000 Value Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Massachusetts Financial Services Company

The portfolio managers of the Overseas Fund (the “Fund”) are Daniel Ling and Marcus L. Smith.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*		Total Assets*
Daniel Ling
Registered investment companies**	10	$9.3 billion	0		$0
Other pooled investment vehicles	1	$528.2 million	0		$0
Other accounts	20	$4.2 billion	1	***	$432.6 million
Marcus L. Smith
Registered investment companies**	10	$9.3 billion	0		$0
Other pooled investment vehicles	1	$528.2 million	0		$0
Other accounts	23	$4.9 billion	1	***	$432.6 million

*	The information provided is as of December 31, 2010.
**	Does not include the Overseas Fund.
***	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Overseas Fund.

Conflicts of Interest:

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund. MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

Compensation:

Portfolio manager compensation is reviewed annually. As of December 31, 2010, total cash compensation is a combination of base salary and performance bonus:

•	Base Salary—Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus—Generally, performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indexes (“benchmarks”). As of December 31, 2010, the following benchmarks were used to measure the performance for the Overseas Fund:

Portfolio Manager	Benchmark(s)
Daniel Ling	MSCI EAFE Index

Marcus L. Smith	MSCI EAFE Index

Additional or different benchmarks, including versions of indexes and custom indexes may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Massachusetts Mutual Life Insurance Company

Committee Description:

MassMutual, as each Destination Retirement Fund’s investment adviser, administers the asset allocation program for each Destination Retirement Fund. This function is performed by MassMutual’s Retirement Services Asset Allocation Committee (“the Committee”), led by Bruce Picard Jr., CFA. The other regular members of the Committee are Michael C. Eldredge, CFA and Frederick (Rick) Schulitz, CFA.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Bruce Picard Jr.
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	8	$1.27 billion	0	$0
Other accounts	0	$0	0	$0
Michael C. Eldredge
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	8	$1.27 billion	0	$0
Other accounts	0	$0	0	$0
Rick Schulitz
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	8	$1.27 billion	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Destination Retirement Funds.

Ownership of Securities:

As of December 31, 2010, the Committee members did not own any shares of the Destination Retirement Funds. This does not include any units of separate investment accounts, that invest in the Funds, that Committee members own through their 401(k) plan.

Conflicts of Interest:

A conflict of interest may arise due to differences in the investment adviser’s net management fee among the underlying funds in which these Funds invest such that the Committee might be motivated to invest in certain funds over others. Similarly, the desire to maintain or raise assets under management in certain underlying funds could influence the Committee to lend preferential treatment to those funds. In addition, the Committee might be motivated to favor affiliated underlying funds over non-affiliated underlying funds.

Compensation:

The Committee’s members are paid the same as other employees of the adviser such that their compensation consists of a base salary and an annual discretionary bonus. The adviser also matches a portion of employees’ 401(k) contributions, if any.

NFJ Investment Group LLC

The portfolio managers of the Mid-Cap Value Fund are Thomas W. Oliver, Ben J. Fischer and Jeff N. Reed.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Thomas W. Oliver
Registered investment companies**	18	$14,435,264,422	0	$0
Other pooled investment vehicles	2	$80,793,850	0	$0
Other accounts	41	$10,147,545,494	0	$0

Ben J. Fischer
Registered investment companies**	24	$24,275,962,121	0	$0
Other pooled investment vehicles	4	$174,136,177	0	$0
Other accounts	47	$10,487,040,802	0	$0

Jeff N. Reed
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a fund as well as other accounts, NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his or her own account prior to placing an order for a fund or other clients. NFJ’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Compensation:

NFJ’s compensation plan is designed specifically to be aligned with the interests of its clients. NFJ aims to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, NFJ offers both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital, including employees of NFJ, and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan is based on the firm’s operating earnings growth of both AGI Capital and Allianz Global Investors, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership Interest

Key employees of AGI Capital, including employees of NFJ, are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of NFJ’s compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of NFJ’s business.

Overall, NFJ believes that competitive compensation is essential to retaining top industry talent. With that in mind, NFJ continually reevaluates its compensation policies against industry benchmarks. NFJ’s goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

Northern Trust Investments, Inc.

Brent Reeder is primarily responsible for the day-to-day management of the Indexed Equity Fund and the NASDAQ-100 Fund.

Indexed Equity Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	23	$17,918,898,745	0	$0
Other pooled investment vehicles	36	$69,867,284,202	0	$0
Other accounts	43	$20,851,236,998	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Indexed Equity Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Indexed Equity Fund.

NASDAQ-100 Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	23	$19,842,506,790	0	$0
Other pooled investment vehicles	36	$69,867,284,202	0	$0
Other accounts	43	$20,851,236,998	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the NASDAQ-100 Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the NASDAQ-100 Fund.

Conflicts of Interest:

NTI’s portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Compensation:

The compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Pacific Investment Management Company LLC

The portfolio manager of the Select PIMCO Total Return Fund is William H. Gross.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
William H. Gross
Registered investment companies**	41	$352,765.57 million	0	$0
Other pooled investment vehicles	35	$35,858.06 million	8	$3,452.65 million
Other accounts	68	$34,565.06 million	21	$10,682.02 million

*	The information provided is as of December 31, 2010.
**	Does not include the Select PIMCO Total Return Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Select PIMCO Total Return Fund.

Conflicts of Interest:

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of the Fund’s Trades.    A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of the Fund.

Investment Opportunities.    A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues. The policies and procedures are reviewed by PIMCO’s Chief Compliance Officer on a monthly basis and administered and enforced with the support of PIMCO’s Compliance group.

Compensation:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary—Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

•

Performance Bonus—Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

•

Equity or Long Term Incentive Compensation—Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO. In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Pyramis Global Advisors, LLC

The portfolio manager of the Value Equity Fund is Ciaran O’Neill.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ciaran O’Neill
Registered investment companies**	1	$482 million	0	$0
Other pooled investment vehicles	5	$607 million	0	$0
Other accounts	7	$884 million	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Value Equity Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Value Equity Fund.

Conflicts of Interest:

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the fund’s Code of Ethics.

Compensation:

As of December 31, 2010, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis, FMR (Pyramis’ ultimate parent company) or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account and (ii) the investment performance of other Pyramis equity accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to and leadership within the Pyramis investment platform. The portion of the portfolio manager’s bonus that is linked to the investment performance of the strategy based on the pre-tax investment performance of the strategy measured against the Russell 1000 Value Index, and the pre-tax investment performance of the strategy within the eVestment Alliance Large Cap Value universe. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, the direct parent company of Pyramis. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

Rainier Investment Management, Inc.

The portfolio managers of the Large Cap Growth Fund are James R. Margard, Daniel M. Brewer, Mark W. Broughton, Stacie L. Cowell, Mark H. Dawson, Andrea L. Durbin and Peter M. Musser.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
James R. Margard
Registered investment companies**	13	$9.3 billion	0	$0
Other pooled investment vehicles	9	$1.3 billion	0	$0
Other accounts	148	$7.5 billion	0	$0
Daniel M. Brewer
Registered investment companies**	13	$9.3 billion	0	$0
Other pooled investment vehicles	9	$1.3 billion	0	$0
Other accounts	148	$7.5 billion	0	$0
Mark W. Broughton
Registered investment companies**	13	$9.3 billion	0	$0
Other pooled investment vehicles	9	$1.3 billion	0	$0
Other accounts	148	$7.5 billion	0	$0
Stacie L. Cowell
Registered investment companies**	13	$9.3 billion	0	$0
Other pooled investment vehicles	9	$1.3 billion	0	$0
Other accounts	148	$7.5 billion	0	$0
Mark H. Dawson
Registered investment companies**	13	$9.3 billion	0	$0
Other pooled investment vehicles	9	$1.3 billion	0	$0
Other accounts	148	$7.5 billion	0	$0
Andrea L. Durbin
Registered investment companies**	13	$9.3 billion	0	$0
Other pooled investment vehicles	9	$1.3 billion	0	$0
Other accounts	148	$7.5 billion	0	$0
Peter M. Musser
Registered investment companies**	13	$9.3 billion	0	$0
Other pooled investment vehicles	9	$1.3 billion	0	$0
Other accounts	148	$7.5 billion	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Large Cap Growth Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Large Cap Growth Fund.

Conflicts of Interest:

The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser’s revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser may aggregate orders of the portfolios it advises with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Compensation:

All portfolio managers are compensated by the Portfolio’s Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders receive a dividend based on the number of Rainier Investment Management shares owned. Portfolio managers who are principals receive an annual bonus based on a specified percentage of firm profits.

Sands Capital Management, LLC

The portfolio manager of the Growth Opportunities Fund is Frank M. Sands, Jr.

Other Accounts Managed:

Discloses other accounts for which a portfolio manager or Management Team Member was jointly and primarily responsible for the day-to-day management as of December 31, 2010.

The Investment Team at Sands Capital creates a model portfolio to which all client portfolios are managed. Each member of the Team is primarily a Research Analyst and secondarily, part of a Portfolio Management Team with specific accounts for which they have oversight and are responsible for insuring the portfolio stays identical to the model.

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*#	Total Assets*#
Frank M. Sands, Jr.
Registered investment companies**	5	$2,595.4 million	1	$894.8 million
Other pooled investment vehicles	5	$312.8 million	0	$0
Other accounts***	605	$11,170.0 million	6	$1,205.8 million

*	The information provided is as of December 31, 2010.
**	Does not include the Growth Opportunities Fund.
***	This number counts each wrap sponsor program as one client each. The actual number of underlying wrap accounts across the three wrap programs is 1,114.
#	The advisory fee is not solely based on performance. Fees are made up of a base fee that can be adjusted based on the accounts’ out performance of a relevant index.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Growth Opportunities Fund.

Conflicts of Interest:

Description of any material conflict of interest that may arise in connection with a portfolio manager’s or Management Team Member’s management of Fund investments and investments of other accounts. Includes, for example, material conflicts between the investment strategy of the Fund and investment strategy of other accounts managed by the portfolio manager or Team Member and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager or Team Member.

As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research, and personal trading by employees. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation:

Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3, and 5 year periods, weighted towards the 3 and 5 year results.

Systematic Financial Management, L.P.

The portfolio managers of the Mid-Cap Value Fund are Ronald M. Mushock and D. Kevin McCreesh.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ronald M. Mushock
Registered investment companies**	6	$927 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	983	$3,001 million	2	$261 million
D. Kevin McCreesh
Registered investment companies**	4	$562 million	0	$0
Other pooled investment vehicles	3	$130 million	0	$0
Other accounts	133	$3,078 million	1	$306 million

*	The information provided is as of December 31, 2010.
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the funds, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to a fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of funds and other accounts may result in a portfolio manager devoting unequal time and attention to the management of funds or other accounts. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of Systematic’s clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, and a Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing funds, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both funds and the other accounts listed above.

Compensation:

The compensation package for portfolio managers Ronald M. Mushock and D. Kevin McCreesh consists of a fixed base salary and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

T. Rowe Price Associates, Inc.

The portfolio manager of the Blue Chip Growth Fund is Larry J. Puglia.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Larry J. Puglia
Registered investment companies**	14	$18.91 billion	0	$0
Other pooled investment vehicles	3	$1.31 billion	0	$0
Other accounts	12	$1.79 billion	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Blue Chip Growth Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Blue Chip Growth Fund.

The portfolio manager of the Small Company Value Fund is Preston G. Athey.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Preston G. Athey
Registered investment companies**	7	$9.16 billion	0	$0
Other pooled investment vehicles	1	$19.67 million	0	$0
Other accounts	10	$587.11 million	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Small Company Value Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Small Company Value Fund.

The portfolio manager of the Mid Cap Growth Equity II Fund is Brian W.H. Berghuis.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brian W.H. Berghuis
Registered investment companies**	7	$25.43 billion	0	$0
Other pooled investment vehicles	2	$404.39 million	0	$0
Other accounts	6	$751.91 million	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Mid Cap Growth Equity II Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Mid Cap Growth Equity II Fund.

Conflicts of Interest:

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section, a T. Rowe Price portfolio manager’s compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

The Boston Company Asset Management, LLC

The portfolio managers of the Core Opportunities Fund are Sean P. Fitzgibbon and Jeffrey D. McGrew.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Sean P. Fitzgibbon
Registered investment companies**	13	$5.4 billion	0	$0
Other pooled investment vehicles	5	$294.4 million	0	$0
Other accounts	13	$510.7 million	0	$0
Jeffrey D. McGrew
Registered investment companies**	13	$5.4 billion	0	$0
Other pooled investment vehicles	5	$294.4 million	0	$0
Other accounts	13	$510.7 million	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Core Opportunities Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Core Opportunities Fund.

The portfolio managers of the Small Company Growth Fund are B. Randall Watts, Jr. and P. Hans von der Luft.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
B. Randall Watts, Jr.
Registered investment companies**	4	$1.02 billion	0	$0
Other pooled investment vehicles	3	$558.8 million	0	$0
Other accounts	31	$2.06 billion	2	$213.4 million
P. Hans von der Luft
Registered investment companies**	4	$1.02 billion	0	$0
Other pooled investment vehicles	3	$558.8 million	0	$0
Other accounts	31	$2.06 billion	2	$213.4 million

*	The information provided is as of December 31, 2010.
**	Does not include the Small Company Growth Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Small Company Growth Fund.

Conflicts of Interest:

Introduction

A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

New Investment Opportunities

Potential Conflict:    A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

•

The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation

Potential Conflict:    A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.

•

Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. In general, bonus awards are based initially on The Boston Company’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Investment Objectives

Potential Conflict:    Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

•

To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading

Potential Conflict:    A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

•

When a portfolio manager intends to trade the same security for more than one account, The Boston Company policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

•

To ensure that trades are being allocated in a fair and equitable manner consistent with its policies, performance dispersion among portfolios in all of The Boston Company’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest

Potential Conflict:    A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship

Potential Conflict:    Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices. However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

•

In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

Proxy Voting

Potential Conflict:    Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of its client accounts.

•

Material conflicts of interest are addressed through the establishment of its parent company’s Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, The Boston Company engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

Personal Trading

Potential Conflict:    There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company’s clients.

•

Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

•

Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that portfolio manager.

Client Commission Arrangements

Potential Conflict:    Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

•

It is the policy of The Boston Company to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage.” All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business

Potential Conflict:    Many of The Boston Company’s clients retain consulting firms to assist it in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

•	The Boston Company does not pay referral fees to consultants.

Gifts

Potential Conflict:    Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company’s Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

•

The Boston Company has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis The Boston Company Compliance Personnel review the gifts and entertainment accepted by The Boston Company Employees to ensure compliance with the BNY Mellon Code of Conduct and The Boston Company Gift Policy.

Affiliated Brokerage

Potential Conflict:    The Boston Company is affiliated with certain BNY Mellon affiliated broker dealers.

•

The Boston Company does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to The Boston Company to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. The Boston Company also maintains Affiliated Brokerage and Underwriting Policy and Procedures.

Compensation:

Portfolio managers: With the exception of the most senior portfolio managers in The Boston Company (described separately below), the portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Actual individual awards are determined based on The Boston Company’s financial performance, individual investment performance, individual contribution and other qualitative factors.

Select senior portfolio managers: Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate The Boston Company’s top investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on level of current business (AUM, revenue) and an assessment of long term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Research analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

Long Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Asset Management Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or Bank of New York Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in The Boston Company’s net income (capped at 20% and with a minimum payout of the Bank of New York Mellon 3-year CD rate).

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Turner Investment Partners, Inc.

The portfolio manager of the Mid Cap Growth Equity Fund is Christopher K. McHugh.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Christopher K. McHugh
Registered investment companies**	9	$2.9 billion	1	$45 million
Other pooled investment vehicles	23	$307 million	1	$43 million
Other accounts	18	$930 million	3	$245 million

*	The information provided is as of December 31, 2010.
**	Does not include the Mid Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Mid Cap Growth Equity Fund.

Conflicts of Interest:

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

Compensation:

Turner’s compensation program is designed to promote excellence, accountability and teamwork. Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. The analyst role is compensated based upon the performance of individual stock recommendations, within an industry specialty, that make it into a portfolio. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Finally, all of Turner’s investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of Turner’s investment strategies. Each employee has the opportunity to become an equity owner, which Turner believes is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of the firm.

Victory Capital Management Inc.

The portfolio managers of the Core Opportunities Fund are Lawrence G. Babin, Paul D. Danes and Carolyn M. Rains.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Lawrence G. Babin
Registered investment companies**	8	$5.2 billion	0	$0
Other pooled investment vehicles	6	$1.8 billion	0	$0
Other accounts	2,222	$5.8 billion	7	$1.2 billion
Paul D. Danes
Registered investment companies**	8	$5.2 billion	0	$0
Other pooled investment vehicles	6	$1.8 billion	0	$0
Other accounts	2,222	$5.8 billion	7	$1.2 billion
Carolyn M. Rains
Registered investment companies**	8	$5.2 billion	0	$0
Other pooled investment vehicles	6	$1.8 billion	0	$0
Other accounts	2,222	$5.8 billion	7	$1.2 billion

*	The information provided is as of December 31, 2010.
**	Does not include the Core Opportunities Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Core Opportunities Fund.

Conflicts of Interest:

In managing other investment companies, other pooled investment vehicles and other accounts, Victory Capital may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund.

Compensation:

Each of the Fund’s portfolio managers receives from Victory Capital a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which Victory Capital receives a performance fee). A manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results. Victory Capital establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting.

Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership, risk management and teamwork. Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting. The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Fund’s portfolio managers participate in Victory Capital’s long-term incentive plan, the results for which are based on Victory Capital’s business results. In addition to the compensation described above, each of these portfolio managers may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to Victory Capital attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.

Waddell & Reed Investment Management Company

The portfolio manager of the Small Cap Growth Equity Fund is Gilbert C. Scott.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Gilbert C. Scott
Registered investment companies**	3	$257.6 million	0	$0
Other pooled investment vehicles	2	$69.6 million	0	$0
Other accounts	21	$895.0 million	1	$137.3 million

*	The information provided is as of December 31, 2010.
**	Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or account, such as the following:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

•

Simultaneous transactions in the same security are likely when a Fund and other funds and/or accounts are managed by the same portfolio manager. In that situation, the transactions are allocated, both as to amount and price, to the Fund and other funds and/or accounts pursuant to Waddell & Reed’s Allocation Procedures. In some cases, this method of allocation may adversely affect the price paid or received by the Fund and the size of the security position obtainable for the Fund.

Waddell & Reed and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation:

Waddell & Reed believes that, integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (“WDR”) that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by Waddell & Reed.

A portfolio manager can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Waddell & Reed (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Waddell & Reed (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by Waddell & Reed (or its affiliate) as investment options. No compensation is based upon the amount of the mutual fund assets under management.

Wellington Management Company, LLP

The portfolio manager of the Fundamental Value Fund is Karen H. Grimes.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Karen H. Grimes
Registered investment companies**	4	$2,679,012,677	0	$0
Other pooled investment vehicles	3	$133,050,614	0	$0
Other accounts	7	$775,012,978	1	$306,726,267

*	The information provided is as of December 31, 2010.
**	Does not include the Fundamental Value Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Fundamental Value Fund.

The portfolio managers of the Mid Cap Growth Equity Fund are Michael T. Carmen, Mario E. Abularach and Stephen Mortimer.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael T. Carmen
Registered investment companies**	11	$7,533,037,866	0	$0
Other pooled investment vehicles	9	$631,547,872	2	$327,916,791
Other accounts	10	$1,111,103,832	1	$193,029,912
Mario E. Abularach
Registered investment companies**	15	$8,126,303,725	0	$0
Other pooled investment vehicles	2	$230,457,222	0	$0
Other accounts	10	$1,181,203,177	2	$284,909,561
Stephen Mortimer
Registered investment companies**	20	$10,029,122,843	0	$0
Other pooled investment vehicles	2	$230,457,222	0	$0
Other accounts	10	$1,181,203,177	2	$284,909,561

*	The information provided is as of December 31, 2010.
**	Does not include the Mid Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Mid Cap Growth Equity Fund.

The portfolio managers of the Small Cap Value Equity Fund are Shaun F. Pedersen and Timothy J. McCormack.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Shaun F. Pedersen
Registered investment companies**	9	$1,404,852,240	0	$0
Other pooled investment vehicles	7	$527,635,812	0	$0
Other accounts	19	$1,122,158,339	0	$0
Timothy J. McCormack
Registered investment companies**	8	$1,393,154,645	0	$0
Other pooled investment vehicles	4	$378,833,707	0	$0
Other accounts	20	$1,142,100,242	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Small Cap Value Equity Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Small Cap Value Equity Fund.

The portfolio managers of the Small Cap Growth Equity Fund are Kenneth L. Abrams, Daniel J. Fitzpatrick, Steven C. Angeli, Mario E. Abularach and Stephen Mortimer.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Kenneth L. Abrams
Registered investment companies**	2	$2,327,932,049	1	$2,247,978,686
Other pooled investment vehicles	10	$1,378,146,930	1	$6,173,704
Other accounts	8	$1,239,171,588	0	$0
Daniel J. Fitzpatrick
Registered investment companies**	1	$79,953,363	0	$0
Other pooled investment vehicles	4	$855,824,123	0	$0
Other accounts	5	$925,961,386	0	$0
Steven C. Angeli
Registered investment companies**	11	$2,545,799,179	0	$0
Other pooled investment vehicles	14	$1,033,146,464	2	$300,669,540
Other accounts	33	$1,824,145,174	4	$487,650,255
Mario E. Abularach
Registered investment companies**	15	$7,969,995,748	0	$0
Other pooled investment vehicles	2	$230,457,222	0	$0
Other accounts	10	$1,181,203,177	2	$284,909,561
Stephen Mortimer
Registered investment companies**	20	$9,872,814,866	0	$0
Other pooled investment vehicles	2	$230,457,222	0	$0
Other accounts	10	$1,181,203,177	2	$284,909,561

*	The information provided is as of December 31, 2010.
**	Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Angeli and Carmen also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation:

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreements between Wellington Management and MassMutual on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abrams, Angeli, McCormack, Mortimer, Pedersen* and Ms. Grimes are partners of the firm.

*	Effective January 1, 2011

Fund	Benchmark and/or Peer Group
Fundamental Value Fund	Russell 1000 Value Index
Mid Cap Growth Equity Fund	Russell Mid Cap Growth Index
Small Cap Value Equity Fund	Russell 2500 Value Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Abrams and Fitzpatrick)	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Angeli, Abularach and Mortimer)	Russell 2000 Growth Index

Western Asset Management Company

Western Asset Management Company Limited

A team of investment professionals led by Chief Investment Officer Stephen A. Walsh, CIO Emeritis S. Kenneth Leech and portfolio managers Mark S. Lindbloom, Carl L. Eichstaedt, Michael C. Buchanan and Keith J. Gardner, manages the portion of the Strategic Bond Fund’s and the Strategic Balanced Fund’s assets allocated to Western Asset.

Messrs. Walsh and Leech are responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Lindbloom, Eichstaedt, Buchanan and Gardner are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Strategic Bond Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen A. Walsh
Registered investment companies**	103	$169,470 million	0	$0
Other pooled investment vehicles	215	$109,285 million	7	$1,155 million
Other accounts	780	$174,980 million	81	$19,415 million
S. Kenneth Leech
Registered investment companies**	103	$169,470 million	0	$0
Other pooled investment vehicles	215	$109,285 million	7	$1,155 million
Other accounts	780	$174,980 million	81	$19,415 million
Mark S. Lindbloom
Registered investment companies**	22	$24,108 million	0	$0
Other pooled investment vehicles	2	$85 million	0	$0
Other accounts	50	$15,145 million	5	$2,206 million
Carl L. Eichstaedt
Registered investment companies**	20	$21,141 million	0	$0
Other pooled investment vehicles	1	$4 million	0	$0
Other accounts	66	$15,910 million	6	$1,226 million
Michael C. Buchanan
Registered investment companies**	49	$29,553 million	0	$0
Other pooled investment vehicles	8	$3,430 million	0	$0
Other accounts	11	$1,761 million	0	$0
Keith J. Gardner
Registered investment companies**	41	$26,556 million	0	$0
Other pooled investment vehicles	7	$1,113 million	0	$0
Other accounts	1	$225 million	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Strategic Bond Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Strategic Bond Fund.

Strategic Balanced Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen A. Walsh
Registered investment companies**	103	$169,624 million	0	$0
Other pooled investment vehicles	215	$109,285 million	7	$1,155 million
Other accounts	780	$174,980 million	81	$19,415 million
S. Kenneth Leech
Registered investment companies**	103	$169,624 million	0	$0
Other pooled investment vehicles	215	$109,285 million	7	$1,155 million
Other accounts	780	$174,980 million	81	$19,415 million
Mark S. Lindbloom
Registered investment companies**	22	$24,262 million	0	$0
Other pooled investment vehicles	2	$85 million	0	$0
Other accounts	50	$15,145 million	5	$2,206 million
Carl L. Eichstaedt
Registered investment companies**	20	$21,295 million	0	$0
Other pooled investment vehicles	1	$4 million	0	$0
Other accounts	66	$15,910 million	6	$1,226 million
Michael C. Buchanan
Registered investment companies**	49	$29,708 million	0	$0
Other pooled investment vehicles	8	$3,430 million	0	$0
Other accounts	11	$1,761 million	0	$0
Keith J. Gardner
Registered investment companies**	41	$26,711 million	0	$0
Other pooled investment vehicles	7	$1,113 million	0	$0
Other accounts	1	$225 million	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Strategic Balanced Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Strategic Balanced Fund.

Note:    The numbers above reflect the overall number of portfolios managed by Western Asset. Messrs. Leech and Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interest:

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Western Asset’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Western Asset’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a SAS 70 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Please refer to Western Asset’s Code of Ethics for detailed information.

Compensation:

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 28: Exhibits

Exhibit A: Copy of Registrant’s Agreement and Declaration of Trust, as amended June 14, 1993.(1)

Exhibit B: Copy of Registrant’s By-Laws, as now in effect.(1)

Exhibit C: None.

Exhibit D:

(1) Copy of Specimen Investment Management Agreement between Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each of Registrant’s series, incorporated by reference as Exhibit D(1) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(2) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2050 Fund dated as of December 17, 2007(7).

(3) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Blue Chip Growth Fund dated as of December 3, 2007 (9).

(4) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Large Cap Value Fund dated as of April 1, 2008 (9).

(5) Amendment to Investment Management Agreements between the Trust and MassMutual relating to the MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund and MassMutual Select Destination Retirement 2050 Fund dated as of April 1, 2008 (9).

(6) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Global Allocation Fund (now known as MassMutual Select BlackRock Global Allocation Fund) dated as of November 27, 2009 (13).

(7) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2015 Fund dated as of April 1, 2010 (15).

(8) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2025 Fund dated as of April 1, 2010 (15).

(9) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2035 Fund dated as of April 1, 2010 (15).

(10) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2045 Fund dated as of April 1, 2010 (15).

(11) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select PIMCO Total Return Fund dated as of June 30, 2010 (17).

(12) Form of Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Conservative Fund dated as of June 20, 2011 (21).

(13) Form of Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Moderate Fund dated as of June 20, 2011 (21).

(14) Form of Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Moderate Growth Fund dated as of June 20, 2011 (21).

(15) Form of Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Growth Fund dated as of June 20, 2011 (21).

(16) Investment Subadvisory Agreement between MassMutual and Turner Investment Partners, Inc. relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of November 30, 2007 (7).

(17) Amendment to Investment Subadvisory Agreement between MassMutual and Turner Investment Partners, Inc. relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of June 1, 2008 (10).

(18) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of November 30, 2007 (7).

(19) Amendment to Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Mid Cap Growth Equity Fund dated as of June 1, 2008 (10).

(20) Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund), incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(21) Amendment to Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of June 1, 2008 (10).

(22) Investment Subadvisory Agreement between MassMutual and Davis Selected Advisers, L.P. relating to the MassMutual Select Large Cap Value Fund effective as of November 15, 2005 is incorporated by reference to Exhibit D(5) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(23) Amendment to Investment Subadvisory Agreement between MassMutual and Davis Selected Advisers, L.P. relating to the MassMutual Select Large Cap Value Fund dated as of June 1, 2008 (10).

(24) Investment Subadvisory Agreement between MassMutual and Sands Capital Management, Inc. (now known as Sands Capital Management, LLC) relating to the MassMutual Aggressive Growth Fund (now known as MassMutual Select Growth Opportunities Fund) effective as of February 9, 2004 is incorporated by reference to Exhibit D(8) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(25) Amendment to Investment Subadvisory Agreement between MassMutual and Sands Capital Management, Inc. (now known as Sands Capital Management, LLC) relating to the MassMutual Aggressive Growth Fund (now known as MassMutual Select Growth Opportunities Fund) dated as of May 1, 2006 (10).

(26) Amendment Two to Investment Subadvisory Agreement between MassMutual and Sands Capital Management, Inc. (now known as Sands Capital Management, LLC) relating to the MassMutual Aggressive Growth Fund (now known as MassMutual Select Growth Opportunities Fund) dated as of June 1, 2008 (10).

(27) Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Focused Value Fund (now known as MassMutual Select Focused Value Fund) effective as of March 26, 2001 is incorporated by reference to Exhibit D(10) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(28) Amendment to Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Focused Value Fund (now known as MassMutual Select Focused Value Fund) dated as of June 1, 2008 (10).

(29) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(30) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) dated as of June 1, 2008 (10).

(31) Investment Subadvisory Agreement between MassMutual and Pacific Investment Management Company LLC relating to the MassMutual Select PIMCO Total Return Fund dated as of June 30, 2010 (17).

(32) Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MassMutual Indexed Equity Fund (now known as MassMutual Select Indexed Equity Fund) dated as of January 31, 2003 is incorporated by reference to Exhibit D(12) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement Filed via EDGAR on April 29, 2003.

(33) Amendment to Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MassMutual Indexed Equity Fund (now known as MassMutual Select Indexed Equity Fund) dated as of June 1, 2008 (10).

(34) Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MassMutual OTC 100 Fund (now known as MassMutual Select NASDAQ-100® Fund) dated as of January 31, 2003 is incorporated by reference to Exhibit D(13) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

(35) Amendment to Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MassMutual OTC 100 Fund (now known as MassMutual Select NASDAQ-100® Fund) dated as of June 1, 2008 (10).

(36) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of February 16, 2006 (3).

(37) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of November 28, 2007 (7).

(38) Amendment Two to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of June 1, 2008 (10).

(39) Investment Subadvisory Agreement between MassMutual and Pyramis Global Advisors, LLC relating to the MassMutual Select Value Equity Fund dated as of April 1, 2008 (9).

(40) Amendment to Investment Subadvisory Agreement between MassMutual and Pyramis Global Advisors, LLC relating to the MassMutual Select Value Equity Fund dated as of June 1, 2008 (10).

(41) Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of August 6, 2001 is incorporated by reference to Exhibit D(17) of Registrant’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on October 16, 2001.

(42) Amendment to Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of March 1, 2008 (10).

(43) Amendment Two to Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of June 1, 2008 (10).

(44) Amendment to Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Overseas Fund (now known as MassMutual Select Overseas Fund) dated as of August 11, 2009 (12).

(45) Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(15) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(46) Amendment to Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of June 1, 2008 (10).

(47) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of December 3, 2001 is incorporated by reference to Exhibit D(19) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(48) Amendment to Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) dated as of June 1, 2008 (10).

(49) Investment Subadvisory Agreement between MassMutual and Eagle Asset Management, Inc. relating to the MassMutual Select Small Company Growth Fund dated as of February 17, 2005 is incorporated by reference to Exhibit D(18) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(50) Amendment to Investment Subadvisory Agreement between MassMutual and Eagle Asset Management, Inc. relating to the MassMutual Select Small Company Growth Fund dated as of June 1, 2008 (10).

(51) Investment Subadvisory Agreement between MassMutual and Federated Clover Investment Advisors relating to the MassMutual Select Small Company Value Fund dated as of December 1, 2008 (10).

(52) Investment Subadvisory Agreement between MassMutual and The Boston Company Asset Management, LLC relating to the MassMutual Select Small Company Growth Fund dated as of September 10, 2008 (10).

(53) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(54) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of June 1, 2008 (10).

(55) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Fundamental Value Fund (now known as MassMutual Select Fundamental Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(25) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(56) Amendment to Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Fundamental Value Fund (now known as MassMutual Select Fundamental Value Fund) dated as of June 1, 2008 (10).

(57) Amendment to Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Fundamental Value Fund dated as of August 9, 2010 (20).

(58) Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Strategic Balanced Fund dated as of October 8, 2008 (10).

(59) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund) dated as of December 31, 2003 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(60) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund) dated as of June 1, 2008 (10).

(61) Investment Subadvisory Agreement between MassMutual and Brandywine Global Investment Management, LLC relating to the MassMutual Select Diversified Value Fund dated as of January 11, 2010 (14).

(62) Investment Subadvisory Agreement between MassMutual and Loomis, Sayles & Company, L.P. relating to the MassMutual Select Diversified Value Fund dated as of January 11, 2010 (14).

(63) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Select Strategic Bond Fund dated as of December 31, 2004 is incorporated by reference to Exhibit D(27) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(64) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2008 (10).

(65) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Balanced Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(66) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Balanced Fund dated as of June 1, 2008 (10).

(67) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(29) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(68) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2008 (10).

(69) Investment Subadvisory Agreement between MassMutual and EARNEST Partners, LLC relating to the MassMutual Select Small Company Value Fund dated as of February 17, 2005 is incorporated by reference to Exhibit D(30) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(70) Amendment to Investment Subadvisory Agreement between MassMutual and EARNEST Partners, LLC relating to the MassMutual Select Small Company Value Fund dated as of June 1, 2008 (10).

(71) Investment Subadvisory Agreement between MassMutual and Victory Capital Management Inc. relating to the MassMutual Select Core Opportunities Fund dated as of March 31, 2006 (3).

(72) Amendment to Investment Subadvisory Agreement between MassMutual and Victory Capital Management Inc. relating to the MassMutual Select Core Opportunities Fund dated as of June 1, 2008 (10).

(73) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Small Cap Value Equity Fund dated as of October 5, 2009 (13).

(74) Investment Subadvisory Agreement between MassMutual and Barrow, Hanley, Mewhinney & Strauss, Inc. (now known as Barrow, Hanley, Mewhinney & Strauss, LLC) relating to the MassMutual Select Small Cap Value Equity Fund dated as of October 5, 2009 (14).

(75) Investment Subadvisory Agreement between MassMutual and Delaware Management Company relating to the MassMutual Select Aggressive Growth Fund (now known as MassMutual Select Growth Opportunities Fund) dated as of January 4, 2010 (20).

(76) Investment Subadvisory Agreement between MassMutual and NFJ Investment Group LLC relating to the MassMutual Select Mid-Cap Value Fund dated as of March 10, 2010 (16).

(77) Investment Subadvisory Agreement between MassMutual and The Boston Company Asset Management, LLC relating to the MassMutual Select Core Opportunities Fund dated as of March 31, 2010 (16).

(78) Investment Subadvisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Diversified International Fund dated as of December 14, 2006 (5).

(79) Amendment to Investment Subadvisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Diversified International Fund dated as of June 1, 2008 (10).

(80) Investment Subadvisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Overseas Fund dated as of September 23, 2008 (10).

(81) Amendment to Investment Subadvisory Agreement between MassMutual and AllianceBernstein L.P. relating to the MassMutual Select Overseas Fund dated as of October 20, 2008 (10).

(82) Amendment to Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Small Cap Growth Equity Fund (now known as the MassMutual Select Small Cap Growth Equity Fund) dated as of July 1, 2008 (10).

(83) Investment Subadvisory Agreement between MassMutual and Rainier Investment Management, Inc. relating to the MassMutual Select Large Cap Growth Fund dated as of May 1, 2009 (12).

(84) Investment Subadvisory Agreement between MassMutual and Systematic Financial Management, L.P. relating to the MassMutual Select Mid-Cap Value Fund dated as of June 16, 2009 (12).

(85) Investment Subadvisory Agreement between MassMutual and BlackRock Investment Management, LLC relating to the MassMutual Select Global Allocation Fund (now known as MassMutual Select BlackRock Global Allocation Fund) dated as of November 27, 2009 (13).

(86) Investment Subadvisory Agreement between MassMutual and Frontier Capital Management Company, LLC relating to the MassMutual Select Mid Cap Growth Equity II Fund dated as of August 30, 2010 (18).

Exhibit E

(1) Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of February 6, 2006 (3).

(2) Schedule A to the Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of November 15, 2010 (19).

(3) Form of Schedule A to the Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of June 20, 2011 (21).

(4) Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. dated as of February 7, 2003 is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

Exhibit F

Amended and Restated Deferred Compensation Plan for Trustees of Registrant dated as of January 1, 2009 (10).

Exhibit G:

(1) Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) dated as of January 1, 2008 (8).

(2) Appendix A to the Custodian Agreement between the Trust and State Street dated as of March 1, 2011 (21).

(3) Form of Appendix A to the Custodian Agreement between the Trust and State Street dated as of June 20, 2011 (21).

(4) Global Custody Agreement between the Trust and Brown Brothers Harriman & Co. (“BBH”) dated as of November 27, 2009 (13).

(5) Amendment to Global Custody Agreement between the Trust and BBH dated as of August 10, 2010 (19).

Exhibit H:

(1) Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of January 1, 2008 (8).

(2) Appendix A to the Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of March 1, 2011 (21).

(3) Form of Appendix A to the Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of June 20, 2011 (21).

(4) Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(5) Amendment, dated as of February 6, 2006, to Administrative and Shareholder Services Agreements (3).

(6) Amendment, dated as of May 12, 2009, to Administrative and Shareholder Services Agreements (12).

(7) Sub-Administration Agreement between MassMutual and State Street dated as of January 1, 2008 (8).

(8) Appendix A to the Sub-Administration Agreement between MassMutual and State Street dated as of March 1, 2011 (21).

(9) Form of Appendix A to the Sub-Administration Agreement between MassMutual and State Street dated as of June 20, 2011 (21).

(10) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select BlackRock Global Allocation Fund, Mass Mutual Select Fundamental Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Focused Value Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement 2015 Fund, MassMutual Select Destination Retirement 2025 Fund, MassMutual Select Destination Retirement 2035 Fund, MassMutual Select Destination Retirement 2045 Fund and MassMutual Select Destination Retirement 2050 Fund is filed herein as Exhibit H(10).

(11) Form of Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual RetireSMARTSM Growth Fund (21).

Exhibit I:

(1) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2) Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3) Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

(7) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(7) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(8) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(8) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(9) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(9) of Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(10) Opinion of Counsel and Consent (3).

(11) Opinion of Counsel and Consent (4).

(12) Opinion of Counsel and Consent (5).

(13) Opinion of Counsel and Consent (7).

(14) Opinion of Counsel and Consent (13).

(15) Opinion of Counsel and Consent (15).

(16) Opinion of Counsel and Consent (17).

(17) Opinion of Counsel and Consent (19).

Exhibit J:

(1) Consent of Deloitte & Touche LLP is filed herein as Exhibit J(1).

(2) Power of Attorney for Richard H. Ayers, Allan W. Blair, Mary E. Boland, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. (3).

(3) Power of Attorney for Elaine A. Sarsynski (9).

(4) Power of Attorney for Susan B. Sweeney (12).

Exhibit K: Not Applicable.

Exhibit L: Not Applicable.

Exhibit M:

(1) Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Form of Class S Rule 12b-1 Plans, incorporated by reference to Exhibit M(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(5) Form of Class N Rule 12b-1 Plans, incorporated by reference to Exhibit M(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

(6) Form of Class Z Rule 12b-1 Plan (19).

Exhibit N:

(1) Amended and Restated Rule 18f-3 Plan effective as of February 8, 2011 (21).

(2) Form of Amended and Restated Rule 18f-3 Plan effective as of June 20, 2011 (21).

Exhibit O: Not Applicable

Exhibit P:

(1) Code of Ethics for Davis Selected Advisers, L.P. (2).

(2) Code of Ethics for Waddell & Reed Investment Management Company (21).

(3) Code of Ethics for MassMutual, MML Distributors, LLC and MassMutual Select Funds (15).

(4) Code of Ethics for Northern Trust Investments, Inc. (2).

(5) Code of Ethics for Delaware Management Company (15).

(6) Code of Ethics for T. Rowe Price Associates, Inc. (21).

(7) Code of Ethics for Pyramis Global Advisors, LLC is filed herein as Exhibit P(7).

(8) Code of Ethics for Harris Associates L.P. (21).

(9) Code of Ethics for Turner Investment Partners, Inc. (21).

(10) Code of Ethics for Victory Capital Management Inc. (15).

(11) Code of Ethics for Federated Clover Investment Advisors (21).

(12) Code of Ethics for AllianceBernstein L.P. (21).

(13) Code of Ethics for Wellington Management Company, LLP. (18).

(14) Code of Ethics for NFJ Investment Group LLC (16).

(15) Code of Ethics for Sands Capital Management, LLC (21).

(16) Code of Ethics for Western Asset Management Company (15).

(17) Code of Ethics for EARNEST Partners, LLC (21).

(18) Code of Ethics for Eagle Asset Management, Inc. (15).

(19) Code of Ethics for Rainier Investment Management, Inc. (13).

(20) Code of Ethics for Massachusetts Financial Services Company (21).

(21) Code of Ethics for J.P. Morgan Investment Management Inc. (21).

(22) Code of Ethics for The Boston Company Asset Management, LLC (10).

(23) Code of Ethics for Systematic Financial Management, L.P. (12).

(24) Code of Ethics for BlackRock Investment Management, LLC (21).

(25) Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC (21).

(26) Code of Ethics for Brandywine Global Investment Management, LLC (21).

(27) Code of Ethics for Loomis, Sayles & Company, L.P. (21).

(28) Code of Ethics for Pacific Investment Management Company LLC (16).

(29) Code of Ethics for Frontier Capital Management Company, LLC (18).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on October 2, 1997.

(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 to the Registration Statement filed via EDGAR on March 31, 2006.

(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 to the Registration Statement filed via EDGAR on August 24, 2006.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 to the Registration Statement filed via EDGAR on December 13, 2006.

(6)	Intentionally omitted.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 to the Registration Statement filed via EDGAR on December 17, 2007.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on January 25, 2008.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on April 1, 2008.

(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on January 26, 2009.

(11)	Intentionally Omitted.

(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on September 17, 2009.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 to the Registration Statement filed via EDGAR on December 1, 2009.

(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 to the Registration Statement filed via EDGAR on January 15, 2010.

(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 1, 2010.

(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed via EDGAR on April 16, 2010.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 53 to the Registration Statement filed via EDGAR on June 30, 2010.

(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to the Registration Statement filed via EDGAR on September 16, 2010.

(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed via EDGAR on November 15, 2010.

(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 to the Registration Statement filed via EDGAR on January 31, 2011.

(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 to the Registration Statement filed via EDGAR on March 17, 2011.

Item 29:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust, other than the MassMutual Select BlackRock Global Allocation Fund, and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

5.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, LLC – 51% and Series Members – 49%.)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%.)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities LLC (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

c.	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

d.	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

1.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

e.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

d.)	Almack Mezzanine GP III Limited, an English company that serves as general partner of Almack Mezzanine Investors III LP, Almack Mezzanine III LP and Almack Mezzanine Carry III LP, all the stock of which is owned by Babson Capital Europe Limited.

f.	Cornerstone Real Estate Advisers LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

1.)	Cornerstone Real Estate Advisers Europe Securities B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

2.)	Cornerstone Real Estate Advisers Asia Limited (January 23, 2008), a Hong Kong company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC and that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

3.)	Cornerstone Real Estate Advisers Inc. (formerly, Babson Capital Management, Inc.), a Delaware corporation that holds a “corporation” real estate license.

4.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

a.)	Cornerstone Real Estate UK (No. 2) Limited (formerly, Peder Smedvig Protego Limited), a special purpose holding company.

b.)	Cornerstone Real Estate Advisers Europe Finance LLP (formerly, Protego Real Estate Investors Finance LLP), a London-based real estate investment management company.

c.)	Cornerstone Real Estate Advisers Europe LLP (formerly, Protego Real Estate Investors LLP), a London-based real estate investment management company. (50% owned by Cornerstone Real Estate UK Holdings Limited and 50% owned by Cornerstone Real Estate UK (No.2) Limited.)

g.	Wood Creek Capital LLC, a Delaware limited liability company that acts as an investment adviser.

1.)	Wood Creek Index Company, LLC, a Delaware limited liability company that compiles, analyzes and periodically publishes returns data for selected investments.

2.)	Whitney Street Finance, LLC, a Delaware limited liability company that invests in a fund of a Wood Creek Capital LLC affiliate.

4.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 98.48%.)

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc., operates as a transfer agent for the Oppenheimer funds.)

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Trusts.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for the Centennial Trusts.

6.)	OFI Private Investments, Inc. (March 20, 2000), is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000), is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a Dublin-based limited liability company that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

a.)	Tremont Capital Management Limited, a company based in the United Kingdom.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Securities, Inc., a New York company.

4.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

5.)	Tremont GP, Inc., a Delaware corporation.

5.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

6.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

7.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.)

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%.)

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Keng Puang Tay (in trust for MassMutual Asia Ltd.).)

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.)

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%.)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%.)

a.)	Compañia de Seguros CorpVida S.A., a corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%.)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company – .02%.)

8.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

9.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

10.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

ff.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser under the laws of Australia.

gg.	Baring Korea Limited (January 6, 2011), a company incorporated under the laws of Korea that provides supporting services to the Korean distributors in relation to the offshore fund distribution business.

b.	Baring Asset Management LLC (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

11.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

12.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC), is an equipment financing company which provides collateralized lending, financing and leasing services nationwide. (Owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company.)

a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

d.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

M.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

N.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. (MassMutual holds an 81.39% interest and C.M. Life Insurance Company holds an 18.61% interest.)

P.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

R.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

V.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

W.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

X.	580 Walnut Cincinnati LLC (December 22, 2010), a Delaware limited liability company formed for a Deed in Lieu of Foreclosure transaction relating to a loan. (MassMutual holds 50% ownership interest.)

Item 30:	Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111-0001, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

THOMAS C. BARRY, Director (since 2007), Chairman, Investment Committee and Member, Audit and Executive Committees

Founder and Chief Executive Officer (since 1993), Zephyr Management, L.P., 320 Park Avenue, New York, New York 10022; Director, African Capital Alliance, Ltd., Lagos, Nigeria; Member, Council on Foreign Relations, New York, New York; Director, The European Institute of Business Administration (INSEAD), Fontainebleau, France; Director, Harvard Business School Alumni Association, Cambridge, Massachusetts; Trustee, The Hotchkiss School, Lakeville, Connecticut; Advisory Board President, IMEF (INSEAD’s Charitable Foundation), Fontainebleau, France; Dean’s Council, The John F. Kennedy School of Government, Harvard University, Cambridge, Massachusetts; Board, South African Capital Growth Fund; Chairman, Summer Search, New York, New York; Director, TechnoServe, Norwalk, Connecticut; Director, Trickle Up, New York, New York; Trustee, University School, Cleveland, Ohio; and Member, Yale University President’s Council on International Affairs, New Haven, Connecticut.

KATHLEEN A. CORBET, Director (since 2008) and Member, Audit, Investment and Operations Committees

Founder and Principal, Cross Ridge Capital, LLC, New Canaan, Connecticut; Former President (2004-2007), Standard & Poor’s, New York, New York; Trustee Associate, Former Trustee and Chair, Committee on University Advancement and Former Member, Nominations and Governance Committee, Boston College, Chestnut Hill, Massachusetts 02467; Former Member, Dean’s Executive Advisory Board, New York University Stern School of Business, New York, New York 10012; Member, New Canaan Board of Finance, New Canaan, Connecticut; Former Treasurer, League of Women Voters of New Canaan (Not for profit), New Canaan, Connecticut; and Member, Investment Committee, New York Community Trust (Not for profit).

ROGER W. CRANDALL, Chairman (since 2010), Director (since 2008) and Member, Corporate Governance, Executive, Investment and Operations Committees

JAMES H. DeGRAFFENREIDT, JR., Director (since 2002), Chairman, Corporate Governance Committee and Member, Audit, Executive and Human Resources Committees

Chairman and Chief Executive Officer (since 1998), Director (since 2001), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, D.C., 20080; Chairman and Chief Executive Officer (since 1998), Director (since 1994), Washington Gas Light Company, Washington, D.C.; Chairman (since 2007) and Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (1998-2006), MedStar Health, Columbia, Maryland; Co-Chairman of the Board (2004-2006) and Director (since 1998), Alliance to Save Energy, Washington, D.C.; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director (since 1996) and Chairperson, Human Resources Committee and Member, Corporate Governance and Executive Committees

Retired, Senior Vice President and Assistant General Counsel (2005-2008), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Chair of the National Board of Directors (2005-2008), Girl Scouts of the U.S.A.; Director (2005-2006), CarrAmerica NYSE; Director (since 2001), UST-NYSE; Trustee (since 2003), NHP Foundation (non-profit); and Director (since 2006), Matt Foundation, Inc.

WILLIAM B. ELLIS, Director (since 1996), Chairman, Audit Committee and Member, Executive and Investment Committees

Lecturer and Resident Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (since 1998), Pew Center on Global Climate Change; Trustee (since 2005), Carnegie Mellon University; and Director (since 1995), Renegy Holdings Inc. (formerly known as Catalytica Energy Systems, Inc.).

ROBERT A. ESSNER, Lead Director (since 2009), Director (since 2002), Member, Human Resources, Executive and Operations Committees

Retired Chairman (2008), Chairman and Chief Executive Officer (2006-2007), Chairman, President and Chief Executive Officer (2003-2006) and Director (1997-2008), Wyeth, 5 Giralda Farms, Madison, New Jersey 07940; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996), Chairman, Operations Committee and Member, Corporate Governance and Executive Committees

Partner (since 1997), Resolute Partners LLC (private merchant bank); President (since 2003), Catelectric Corp.; Director, ConnCan (non-profit) (current); Director, Island Country Club Charitable Foundation (non-profit) (current); and Trustee, Chair of the Development Committee (1997-2006), Kingswood-Oxford School.

RAYMOND W. LeBOEUF, Director (since 2008) and Member, Audit, Human Resources and Operations Committees

Chairman and Chief Executive Officer, Retired (1997-2005), PPG Industries, Inc., Pittsburgh, Pennsylvania; Director (since 2000)

and Member, Audit and Compensation Committees, ITT Corp.; and Director (since 1997), Chairman, Audit Committee and Member, Compensation Committee, Praxair.

CATHY E. MINEHAN, Director (since 2009) and Member, Human Resources and Operations Committees

Managing Director, Arlington Advisory Partners, Boston, Massachusetts; President and Chief Executive Officer (1994-2007), Retired, Federal Reserve Bank of Boston; member of the boards of Visa, Inc.; Becton; Dickinson and Co.; Massachusetts General Hospital; and the University of Rochester.

MARC F. RACICOT, Director (since 2001) and Member, Audit and Human Resources Committees

Former President and Chief Executive Officer (2005-2009), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, D.C., 20036; Director (since 2001), Burlington Northern Santa Fe Railway Company; Chairman (1999-2007) and Member (1993-2007), Jobs for America’s Graduates; Director (2005-2006), Allied Capital Corporation; and Director (2001-2006), Siebel Systems.

WILLIAM T. SPITZ, Director (since 2007) and Member, Corporate Governance and Investment Committees

Vice Chancellor for Investments Emeritus (1997-2007) and Vice Chancellor and Chief Investment Officer (1985-2007), Vanderbilt University, 2100 West End Avenue, Nashville, Tennessee 37203; Founder and Director (since 1995), Diversified Trust Company; Director (since 2007), Acadia Realty Trust; Director (since 2007), Cambium Global Timberland Ltd.; and Member, Bessemer Trust Company.

Executive Officer

ROGER W. CRANDALL, Chairman, President and Chief Executive Officer and Director

Chairman (since December 2010), Chief Executive Officer (since January 2010), President (since December 2008), Chief Operating Officer (December 2008-December 2009), Director (since December 2008), Executive Vice President, Chief Investment Officer and Co-Chief Operating Officer (July 2007-December 2008), Executive Vice President and Chief Investment Officer (June 2005-July 2007) and Member of the Office of the CEO (June 2005-2008), MassMutual; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), C.M. Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), MML Bay State Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), MassMutual Holding LLC; Chairman (since January 2010) and Director (since 2005), Oppenheimer Acquisition Corp.; Director, Chairman and Chief Executive Officer (since 2006), MassMutual Capital Partners LLC; Director (since 2006), MassMutual International LLC; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Limited; President (since 2005) and Director (2005-2008), MassMutual Holding MSC, Inc.; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (2004-2009) and Executive Committee Member (2005-2009), MML Assurance, Inc.; President (2006-2007), Chief Executive Officer (2005-2008), Chairman (2005-2008), Member of the Board of Managers (2003-2008) and Managing Director (2000-2008), Babson Capital Management LLC; Director (2004-2008), Babson Capital Europe Limited; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Corporate Investors; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Participation Investors; Chairman (2005-2008) and Trustee (2003-2008), MMCI Subsidiary Trust; Chairman (2005-2008) and Trustee (2003-2008), MMPI Subsidiary Trust; Director (2005-2008), Babson Capital Japan KK; Chairman and Director (2005-2008), Cornerstone Real Estate Advisers LLC; Director (2003-2008), MassMutual Corporate Value Limited; Director (2003-2008), MassMutual Corporate Value Partners Limited; President (2003-2008), Director (1996-2006) and Member of the Advisory Board (2003-2008), HYP Management LLC; President (1998-2006), MassMutual/Darby CBO IM, Inc.; Director (1996-2008) and Senior Vice President (2003-2008), MMHC Investment LLC; Director (2004-2008), Jefferies Finance LLC; Director (1999-2008), SAAR Holdings CDO Limited; and Member of Advisory Board (2004-2008), MassMutual High Yield Partners II, LLC.

Executive Vice Presidents

ROBERT CASALE, Executive Vice President

Executive Vice President (since April 2010), Senior Vice President (2009-2010), Chief Information Officer and Head of Enterprise Technology Organization (since 2008), Corporate Vice President (2007-2009), Vice President (2006-2007), Assistant Vice President (2005-2006), MassMutual; Board Member (since 2009), United Way of Pioneer Valley.

MICHAEL R. FANNING, Executive Vice President and Head of U.S. Insurance Group

Executive Vice President and Head of U.S. Insurance Group (since December 2008), Senior Vice President and Chief Operating Officer, U.S. Insurance Group (2006-December 2008), MassMutual; Chairman (since 2007), Chief Executive Officer (since December 2008), President (2007-2008) and Member (since 2008) Audit and Executive Committees, MML Investors Services, LLC; Member Representative, MassMutual (since 2009), Member Representative, MassMutual Holding LLC (since 2007), and USIG Operations Superviser (since 2007), MML Distributors, LLC; Director (since 2007), MML Insurance Agency, Inc.; and Vice President, Individual Business (1998-2006), MetLife, Inc.

THOMAS M. FINKE, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 2008), MassMutual; Chairman and Chief Executive Officer (since 2008), President (2007 to 2008), Member of the Board of Managers (since 2006), Managing Director (since 2002) and Head of U.S. Bank Loan Team (2002-2007), Babson Capital Management LLC; Member of the Board of Directors (since 2007), Babson Capital Japan KK; Member of the Board of Directors (since 2008), Babson Capital Europe Limited; Member of the Board of Directors (since 2008), Babson Capital Guernsey Limited; Director (since 2007) and Member (since 2008), Compensation Committee, Cornerstone Real Estate Advisers LLC; Member of the Board of Directors (since 2007), Scottish Re; Manager (since 2005), Loan Strategies Management, LLC; Manager (since 2007), Credit Strategies Management LLC; Director (since 2008), Babson Capital Finance Funding I, LTD; and Member of the Board of Managers (since 2004), Jefferies Finance LLC.

DEBRA A. PALERMINO, Executive Vice President

Executive Vice President (since April 2010), Senior Vice President (September 2007-March 2010), Corporate Vice President (February 2006-September 2007), MassMutual; Committee Member, Women’s Amateur Public Links Committee (January 2004-November 2009), U.S. Golf Association; President, Board of Directors (January 2005-January 2007), YWCA of Greater Hartford; Senior Vice President, Board of Directors (October 2004-October 2006), CT Women’s Golf Association.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), Executive Vice President, General Counsel and Secretary (July 2008-March 2009), MassMutual; Director (since 2008), Executive Vice President, Secretary and General Counsel (since 2008), C.M. Life Insurance Company; Director (since 2008), Executive Vice President, Secretary and General Counsel (since 2008), MML Bay State Life Insurance Company; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Secretary (since 2008), MassMutual Holding LLC; Director (since 2006), MassMutual Holding MSC, Inc.; Director (since 2006), MML Financial, LLC; and Director (since 2006), Oppenheimer Acquisition Corp.

MICHAEL T. ROLLINGS, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2006), Senior Vice President (2004-2006) and Deputy Chief Financial Officer (2004-2006), MassMutual; Director (since 2008), Executive Vice President (since 2003), MassMutual Holding LLC; Director (since 2004) and Member (since 2005), Audit, Compensation and Executive Committees, MML Assurance, Inc.; Manager (since 2004), MML Financial, LLC; Manager (since 2004), MML Investment Products, LLC; Director (since 2005), Tremont Group Holdings, Inc. (formerly known as Tremont Capital Management, Inc.); Director (since 2006) and Member (since 2007), Audit Committee, MML Investors Services, LLC; Director (2006-2008), MMHC Investment LLC; Director (since 2005), MassMutual Asia Limited; Director (since 2005), MassMutual Holdings (Bermuda) Limited; Director (since 2005), and Member, Audit Committee, Oppenheimer Acquisition Corp.; Director (since 2006), Cornerstone Real Estate Advisers LLC; Director (since 2006), MassMutual Capital Partners LLC; Director (since 2006), MassMutual International Holding MSC, Inc.; President (since 2007) and Director (since 2006), 9048-5434 Quebec Inc.; Director (since 2006) and Member, Audit Committee, MassMutual International LLC; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Director (2006-2008), MassMutual Benefits Management, Inc; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), C.M. Life Insurance Company; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), MML Bay State Life Insurance Company; Non-Executive Director (since 2007), Baring Asset Management Limited; and Member of the Board of Managers (since 2005), Babson Capital Management LLC.

ELAINE A. SARSYNSKI, Executive Vice President

Executive Vice President (Retirement Services Division) (since February 2008), Executive Vice President and Chief Administrative Officer (June 2005-February 2008), Senior Vice President and Chief Administrative Officer, Community Relations, Corporate Communications, Corporate Human Resources and Corporate Services (September 2005-June 2006), MassMutual; Chairman (since September 2008), Chief Executive Officer (since 2006) and President (July 2006-September 2008), MassMutual International LLC;

Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Asia Limited; Director (since 2006), MassMutual Assignment Company; Chairman and Director (since 2006), MassMutual Europe, S.A.; Director (since 2007), MassMutual Global Wealth Management Limited; President and Chief Executive Officer (since 2006), MassMutual International Holding MSC, Inc.; Director (since 2006), MassMutual Life Insurance Company (Japan); Chief Executive Officer, President and Springfield OSJ Supervisor (since 2009), MML Distributors, LLC; Director (since 2008), MassMutual Holding LLC; Retirement Services Superviser (since 2009), Director (since 2005), Member (since 2005), Executive Committee and Member (since 2006), Audit Committee, MML Investors Services, LLC; and Director (since 2006), MassMutual Mercuries Life Insurance Company.

ALLIANCEBERNSTEIN L.P. (“ALLIANCEBERNSTEIN”)

The information with respect to each director of AllianceBernstein Corporation (“AB Corporation”), the general partner of AllianceBernstein, and each principal executive officer of AB Corporation and AllianceBernstein is as follows:

Biographies

Laurence E. Cranch

General Counsel

Laurence E. Cranch has been General Counsel since joining AllianceBernstein in 2004. Prior to that, he was a partner at Clifford Chance, an international law firm, where he focused on representing financial institutions with respect to their securities and investment-management activities. From 1973 to 2000, Cranch practiced law at Rogers & Wells, where he was managing partner. Rogers & Wells merged with Clifford Chance in 2000. He earned a BA from Amherst College and a JD from the University of Pennsylvania Law School. Location: New York

James Gingrich

Chairman and Chief Executive Officer, Sanford C. Bernstein, LLC

James Gingrich is currently the Chairman and CEO of Sanford C. Bernstein, LLC, a position he assumed in January 2007. Prior to that, he served as global director of research. Gingrich was formerly a senior research analyst, for which he was recognized in Institutional Investor’s All-America Research team. Prior to joining the firm in 1999, he was a partner with Booz Allen Hamilton, where he focused on the consumer goods and retailing sectors for 17 years. Gingrich earned a BS in operations research and industrial engineering from Cornell University. He also earned an MEng in operations research and an MBA from Cornell, both with distinction.

Edward J. Farrell

Senior Vice President and Controller

Mr. Farrell has been Senior Vice President and Controller since joining AllianceBernstein in 2003. He also serves as the Chief Financial Officer of SCB LLC. From 1994 through 2003, Mr. Farrell worked at Nomura Securities International, where he was a Managing Director and a member of the senior management committee. He also held various financial positions including Controller and Chief Financial Officer.

Peter S. Kraus

Chairman of the Board and Chief Executive Officer

Peter S. Kraus, Chairman of the Board of Directors and Chief Executive Officer, joined AllianceBernstein in December 2008. Previously, he was executive vice president at Merrill Lynch, where he was responsible for overseeing the firm’s business strategy and investments, global growth plans and opportunities, and corporate acquisitions. Kraus also led initiatives integrating the work of the corporate strategy and business development team with the efforts of the firm’s senior business leaders around the world to identify cross-platform synergies. He has more than two decades of experience in the financial markets, including investment banking, asset management and private wealth management. Prior to joining Merrill Lynch, Kraus held several management roles at Goldman Sachs Group, Inc., where he was most recently co-head of the Investment Management Division as well as the head of firmwide strategy and chairman of the Strategy Committee. During his 22-year tenure at Goldman Sachs, he also served as co-head of the Financial Institutions Group (FIG), and worked in FIG Tokyo from 1990 to 1991. Kraus was named a partner at Goldman Sachs in 1994 and managing director in 1996. Before joining Goldman Sachs in 1986, he was an audit partner at Peat, Marwick, Mitchell & Co. Kraus earned an MBA from New York University and a BA from Trinity College. Location: New York

Lori Massad

Head—Human Capital and Chief Talent Officer

Lori Massad was elected Head of Human Capital and Chief Talent Officer in February 2009. She joined the firm in 2006 as senior vice president and Chief Talent Officer. Previously, Massad was chief talent officer and COO at Marakon Associates, a strategy consulting firm. Before Marakon, she was a founding member of two start-ups–Spencer Stuart Talent Network and EmployeeMatters, a human resources outsourcing firm. Prior to working on the start-ups, Massad spent eight years at the Boston Consulting Group, where she became a senior manager on the consulting staff and leader of the firm’s recruiting, training and development programs. During her tenure at the Boston Consulting Group, she was also an adjunct professor at New York University’s Leonard N. Stern School of Business, teaching the graduate courses “Competitive Analysis” and “The Fundamentals of Management Consulting.” Massad earned a BS at the University of Delaware and an MBA at Harvard Business School. Location: New York

David Steyn

Chief Operating Officer

David Steyn is the Chief Operating Officer and a Partner of AllianceBernstein L.P. He joined the firm in 1999 as the founding co-CEO of Sanford C. Bernstein’s London office. As COO, Steyn directly oversees the heads of Distribution Services and those of Fiduciary and Corporate Services. In addition, he is in charge of the Alternative Strategies unit. In the 20 years prior to joining AllianceBernstein, Steyn ran both fixed-income and equity investment teams. He is the author of “Market Neutral: Engineering Return and Risk,” which was published in 1998 by the CFA Institute and has been part of the CFA syllabus since. Steyn earned a law degree from the University of Aberdeen in 1979.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (“BHMS”)

Officers of BHMS

James Barrow, President, Secretary, Treasurer, Executive Director

Ray Nixon, Executive Director

Board of Managers of BHMS

James Barrow, Executive Director,

Ray Nixon, Executive Director

James Mikolaichik, Member, Old Mutual (U.S.) Holdings, Inc. (Parent Company)

Linda Gibson, Member, Old Mutual (U.S.) Holdings, Inc. (Parent Company)

JAMES P. BARROW

Executive Director, Large Cap and Mid Cap Value Equity Portfolio Manager

During Mr. Barrow’s 49-year investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield, and Reliance Insurance. In 1973 he joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of Barrow, Hanley, Mewhinney & Strauss in 1979. He graduated from the University of South Carolina with a BS.

RAY NIXON, JR.

Executive Director, Large Cap Value Equity Portfolio Manager

Mr. Nixon joined BHMS in June 1994 from Smith Barney, Inc., where he was a member of the firm’s Investment Policy Committee and served as their lead institutional stockbroker for the Southwest. During his 34-year investment career, he also served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas-Fort Worth. He holds a BA and an MBA from the University of Texas.

BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”)

Name and Position with BlackRock	Other Company	Position with Other Company
Ann Marie Petach, Chief Financial Officer and Senior Managing Director	BAA Holdings, LLC, Wilmington, DE	Chief Financial Officer, Senior Managing Director, and Director

	BlackRock, Inc., New York, NY	Chief Financial Officer and Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Financial Officer and Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Cayco Limited, Grand Cayman, Cayman Islands	Director

	BlackRock Cayman Company, Georgetown, Grand Cayman, Cayman Islands	Director

	BlackRock Cayman Finco Limited, Grand Cayman, Cayman Islands	Director

	BlackRock Corporation US Inc. San Francisco, CA	Chief Financial Officer and Senior Managing Director

	BlackRock Delaware Holdings Inc. San Francisco, CA	Chief Financial Officer and Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Chief Financial Officer and Senior Managing Director

	BlackRock Finco, LLC, Wilmington, DE	Director

	BlackRock Fund Advisors San Francisco, CA	Chief Financial Officer and Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Funding International, Ltd., Cayman Islands	Chief Financial Officer, Senior Managing Director and Director

	BlackRock Growth Partners, Inc. San Francisco, CA	Chief Financial Officer and Senior Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Holdco 4, LLC, Wilmington, DE	Director

	BlackRock Holdco 6, LLC, Wilmington, DE	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Institutional Trust Company, National Association,	Director

San Francisco, CA

	BlackRock Institutional Trust Company, N.A. - London Branch, London, England	Director

	BlackRock Institutional Trust Company, N.A. - Sydney Branch, Sydney, Australia	Director

	BlackRock International Holdings, Inc., New York, NY	Chief Financial Officer and Senior Managing Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Chief Financial Officer and Senior Managing Director

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Chief Financial Officer and Senior Managing Director

	BlackRock UK 1 LP, London, England	Chief Financial Officer and Senior Managing Director

	State Street Research & Management Company, Boston, MA	Chief Financial Officer and Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Chief Financial Officer and Senior Managing Director

Robert P. Connolly, General Counsel, Senior Managing Director and Secretary	BAA Holdings, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock, Inc., New York, NY	General Counsel, Senior Managing Director and Secretary

	BlackRock Advisors, LLC, Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Advisors Holdings, Inc., New York, NY	General Counsel, Senior Managing Director and Secretary

	BlackRock Capital Holdings, Inc., Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Capital Management, Inc., Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Corporation US Inc. San Francisco, CA	General Counsel, Senior Managing Director and Secretary

	BlackRock Delaware Holdings Inc. San Francisco, CA	General Counsel, Senior Managing Director and Secretary

	BlackRock Execution Services, San Francisco, CA	General Counsel and Secretary

	BlackRock Financial Management, Inc., New York, NY	General Counsel, Senior Managing Director and Secretary

	BlackRock Fund Advisors San Francisco, CA	General Counsel, Senior Managing Director and Secretary

	BlackRock Fund Distribution Company, San Francisco, CA	General Counsel and Secretary

	BlackRock Funding, Inc., Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Funding International, Ltd., Cayman Islands	General Counsel, Senior Managing Director and Secretary

	BlackRock Growth Partners, Inc. San Francisco, CA	General Counsel, Senior Managing Director and Secretary

	BlackRock Holdco 2, Inc. Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Institutional Management Corporation, Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock International Holdings, Inc., New York, NY	General Counsel, Senior Managing Director and Secretary

	BlackRock Investment Management, LLC Plainsboro, NJ	General Counsel, Senior Managing Director and Secretary

	BlackRock Investments, LLC, Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	General Counsel, Senior Managing Director and Secretary

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	General Counsel, Senior Managing Director and Secretary

	BlackRock UK 1 LP, London, England	General Counsel, Senior Managing Director and Secretary

	State Street Research & Management Company, Boston, MA	General Counsel, Senior Managing Director and Secretary

	SSRM Holdings, Inc., Boston, MA	General Counsel, Senior Managing Director and Secretary

Laurence D. Fink, Chief Executive Officer	BAA Holdings, LLC, Wilmington, DE	Chief Executive Officer and Director

	BlackRock, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Executive Officer and Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Advisors Singapore Pte. Ltd., Singapore	Chief Executive Officer

	BlackRock Capital Holdings, Inc., Wilmington, DE	Chief Executive Officer and Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Executive Officer and Director

	BlackRock Capital Markets, LLC, Wilmington, DE	Chairman and Director

	BlackRock Corporation US, Inc., San Francisco, CA	Chairman, Chief Executive Officer, and Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Chairman, Chief Executive Officer, and Director

	BlackRock Execution Services, San Francisco, CA	Chairman and Director

	BlackRock Financial Management, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Fund Advisors, San Francisco, CA	Chief Executive Officer and Director

	BlackRock Fund Distribution Company, San Francisco, CA	Chairman and Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Executive Officer and Director

	BlackRock Funding International, Ltd., Cayman Islands	Chief Executive Officer and Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Chief Executive Officer and Director

	BlackRock Holdco 2, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock HPB Management, LLC, New York, NY	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Executive Officer and Director

	BlackRock International Holdings, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Chief Executive Officer

	BlackRock Investments, LLC, Wilmington, DE	Chairman, Board of Managers

	DSP BlackRock Investment Managers Private Limited, Mumbai, India	Director

	State Street Research & Management Company, Boston, MA	Chief Executive Officer and Director

	State Street Research Investment Services, Inc., Boston, MA	Director

	SSRM Holdings, Inc., Boston, MA	Chief Executive Officer and Director

Robert S. Kapito, President	BAA Holdings, LLC, Wilmington, DE	President and Director

	BlackRock, Inc., New York, NY	President and Director

	BlackRock Advisors, LLC, Wilmington, DE	President and Director

	BlackRock Advisors Holdings, Inc., New York, NY	President and Director

	BlackRock Advisors Singapore Pte. Ltd., Singapore	President

	BlackRock Capital Holdings, Inc., Wilmington, DE	President and Director

	BlackRock Capital Management, Inc., Wilmington, DE	President and Director

	BlackRock Capital Markets, LLC, Wilmington, DE	Director

	BlackRock Corporation US, Inc., San Francisco, CA	President and Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	President and Director

	BlackRock Execution Services, San Francisco, CA	Director

	BlackRock Financial Management, Inc., New York, NY	President and Director

	BlackRock Fund Advisors, San Francisco, CA	President and Director

	BlackRock Fund Distribution Company, San Francisco, CA	Director

	BlackRock Funding, Inc., Wilmington, DE	President and Director

	BlackRock Funding International, Ltd., Cayman Islands	President and Director

	BlackRock Growth Partners, Inc., San Francisco, CA	President and Director

	BlackRock Holdco 2, Inc. Wilmington, DE	President

	BlackRock Institutional Management Corporation, Wilmington, DE	President and Director

	BlackRock International Holdings, Inc., New York, NY	President and Director

	BlackRock Investment Management, LLC Plainsboro, NJ	President

	BlackRock Investments, LLC, Wilmington, DE	Director - Board of Managers

	Carbon Capital III, Inc. New York, NY	Director

	State Street Research & Management Company, Boston, MA	President and Director

	State Street Research Investment Services, Inc., Boston, MA	Director

	SSRM Holdings, Inc., Boston, MA	President and Director

Paul Audet, Senior Managing Director	BAA Holdings, LLC, Wilmington, DE	Senior Managing Director

	BlackRock, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Corporation US, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Funding International, Ltd., Cayman Islands	Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Senior Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Senior Managing Director

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Senior Managing Director

	BlackRock Realty Advisors, Inc., San Francisco, CA	Chief Executive Officer, Senior Managing Director, and Director

	BlackRock UK 1 LP, London, England	Senior Managing Director

	State Street Research & Management Company, Boston, MA	Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Senior Managing Director

Charles Hallac, Chief Operating Officer and Senior Managing Director	BlackRock, Inc., New York, NY	Chief Operating Officer and Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Operating Officer and Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock Corporation US, Inc., San Francisco, CA	Chief Operating Officer and Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Chief Operating Officer and Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Chief Operating Officer and Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Chief Operating Officer and Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Chief Operating Officer and Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Chief Operating Officer and Senior Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock India Private Ltd., Mumbai, India	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock Institutional Trust Company, National Association, San Francisco, CA	Chief Executive Officer, President and Director

	BlackRock Institutional Trust Company, N.A. - London Branch, London, England	Director

	BlackRock Institutional Trust Company, N.A. - Sydney Branch, Sydney, Australia	Director

	BlackRock International Holdings, Inc., New York, NY	Chief Operating Officer and Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Chief Operating Officer and Senior Managing Director

	State Street Research & Management Company, Boston, MA	Chief Operating Officer and Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Chief Operating Officer and Senior Managing Director

Barbara Novick, Senior Managing Director	BlackRock, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Corporation US, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Funding International, Ltd., Cayman Islands	Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Holdco 2, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

	State Street Research & Management Company, Boston, MA	Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Senior Managing Director

Peter Fisher, Senior Managing Director	BlackRock, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors Singapore Pte. Limited, Singapore	Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Corporation US, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Senior Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

	State Street Research & Management Company, Boston, MA	Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Senior Managing Director

Susan Wagner, Vice Chairman	BAA Holdings, LLC, Wilmington, DE	Vice Chairman and Director

	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Corporation US, Inc., San Francisco, CA	Vice Chairman

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Fund Advisors, San Francisco, CA	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Growth Partners, Inc., San Francisco, CA	Vice Chairman

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock Institutional Trust Company, National Association, San Francisco, CA	Director

	BlackRock Institutional Trust Company, N.A. - London Branch, London, England	Director

	BlackRock Institutional Trust Company, N.A. - Sydney Branch, Sydeny, Australia	Director

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Investment Management, LLC Plainsboro, NJ	Vice Chairman

	BlackRock Mortgage Ventures, LLC Wilmington, DE	Director

	DSP BlackRock Investment Managers Private Limited, Mumbai, India	Director

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Robert Doll, Senior Managing Director	BlackRock, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Corporation US, Inc., San Fancisco, CA	Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Senior Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

	Portfolio Administration & Management Ltd., Cayman Islands	Director

	State Street Research & Management Company, Boston, MA	Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Senior Managing Director

Robert Fairbairn, Senior Managing Director	BlackRock, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Corporation US, Inc., San Fancisco, CA	Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Senior Managing Director

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Senior Managing Director

	BlackRock UK 1 LP, London, England	Senior Managing Director

	State Street Research & Management Company, Boston, MA	Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Senior Managing Director

Bennett Golub, Chief Risk Officer and Senior Managing Director	BlackRock, Inc., New York, NY	Chief Risk Officer and Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Risk Officer and Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Risk Officer and Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Chief Risk Officer and Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Risk Officer and Senior Managing Director

	BlackRock Corporation US, Inc., San Fancisco, CA	Chief Risk Officer and Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Chief Risk Officer and Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Chief Risk Officer and Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Chief Risk Officer and Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Risk Officer and Senior Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Chief Risk Officer and Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Chief Risk Officer and Senior Managing Director

	BlackRock Institutional Management Corporation Wilmington, DE	Chief Risk Officer and Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Chief Risk Officer and Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Chief Risk Officer and Senior Managing Director

	SSRM Holdings, Inc. Boston, MA	Chief Risk Officer and Senior Managing Director

	State Street Research & Management Company, Boston, MA	Chief Risk Officer and Senior Managing Director

Richard Kushel, Senior Managing Director	BlackRock, Inc., New York, NY	Senior Managing Director

BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

BlackRock Asset Management Deutschland AG, Munich, Germany	Chairman and Director

BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

BlackRock Corporation US, Inc., San Fancisco, CA	Senior Managing Director

BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

BlackRock Holdco 2, Inc. Wilmington, DE	Senior Managing Director

BlackRock Holdco 5, LLC, Wilmington, DE	Director

BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

BlackRock Institutional Management Corporation Wilmington, DE	Senior Managing Director

BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

SSRM Holdings, Inc. Boston, MA	Vice Chairman

State Street Research & Management Company, Boston, MA	Vice Chairman

BlackRock Asset Management UK Limited, London, England	Chairman and Director

BlackRock Group Limited, London, England	Chairman and Director

BlackRock International Limited, Edinburgh, Scotland	Chairman and Director

BlackRock Investment Management International Limited, London, England	Chairman and Director

BlackRock Investment Management (UK) Limited, London, England	Chairman and Director

	DSP BlackRock Investment Managers Private Limited, Mumbai, India	Director

	PSN Pty Ltd., Melbourne, Australia	Director

Amy Engel, Treasurer and Managing Director	BlackRock, Inc., New York, NY	Treasurer and Managing Director

	BAA Holdings, LLC, Wilmington, DE	Treasurer and Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Treasurer and Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Treasurer and Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Treasurer and Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Treasurer and Managing Director

	BlackRock Corporation US Inc. San Francisco, CA	Treasurer and Managing Director

	BlackRock Delware Holdings Inc. San Francisco, CA	Treasurer and Managing Director

	BlackRock Financial Management, Inc., New York, NY	Treasurer and Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Treasurer and Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Treasurer and Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Treasurer and Managing Director

	BlackRock Growth Partners, Inc. San Francisco, CA	Treasurer and Managing Director

	BlackRock Holdco 2, Inc., Wilmington, DE	Treasurer and Managing Director

	BlackRock Institutional Management Corporation Wilmington, DE	Treasurer and Managing Director

	BlackRock International Holdings, Inc., New York, NY	Treasurer and Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Treasurer and Managing Director

	SSRM Holdings, Inc. Boston, MA	Treasurer and Managing Director

	State Street Research & Management Company, Boston, MA	Treasurer and Managing Director

Kendrick Wilson, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

BlackRock Capital Holdings, Inc., Wilmington, DE	Vice Chairman

BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

BlackRock Corporation US, Inc., San Fancisco, CA	Vice Chairman

BlackRock Delaware Holdings, Inc., San Francisco, CA	Vice Chairman

BlackRock Financial Management, Inc., New York, NY	Vice Chairman

BlackRock Fund Advisors, San Francisco, CA	Vice Chairman

BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

BlackRock Funding International, Ltd., Cayman Islands	Vice Chairman

BlackRock Growth Partners, Inc., San Francisco, CA	Vice Chairman

BlackRock Holdco 2, Inc., Wilmington, DE	Vice Chairman

BlackRock Institutional Management Corporation Wilmington, DE	Vice Chairman

BlackRock International Holdings, Inc., New York, NY	Vice Chairman

BlackRock Investment Management, LLC Plainsboro, NJ	Vice Chairman

SSRM Holdings, Inc. Boston, MA	Vice Chairman

State Street Research & Management Company, Boston, MA	Vice Chairman

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“BRANDYWINE GLOBAL”)

Information about the directors, principal executive officers and control persons of Brandywine Global is set forth below. Unless otherwise noted, the address of each of them is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104. Legg Mason owns 100% of Brandywine Global.

DIRECTORS AND OFFICERS

Name	Position
Mark Paul Glassman	Executive Vice President and Chief Administrative Officer
Christopher D. Marzullo	Senior Counsel and Chief Compliance Officer
David Fenno Hoffman	Executive Vice President and Manager
Charles James Daley	Non-Employee Manager
David Roehner Odenath	Non-Employee Manager

CONTROL PERSONS

Name	Relationship
Legg Mason	Owns 100% of Brandywine Global

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Affiliated investment companies include:

Davis Investments, LLC is the sole general partner of DSA. Its sole member, Christopher C. Davis, controls Davis Investment, LLC.

Venture Advisers, Inc. is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of Davis Funds and Selected Funds.

Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, is a federally registered investment adviser which serves as subadviser for many of DSA’s advisory clients

DSA serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser which are described above.

Christopher C. Davis (7/13/65), 620 Fifth Avenue, New York, NY 10020. President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman of Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer). Director, Washington Post.

Kenneth C. Eich (8/14/53) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund, Inc.; Chief Operating Officer, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with DSA which are described above.

Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, Selected Funds, and Clipper Fund, Inc.; Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Compliance Officer of each of the Davis Funds, Selected Funds, and Clipper Fund, Inc.; Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with DSA which are described above.

Thomas D. Tays (3/7/57) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Secretary of each of the Davis Funds, Selected Funds, and Clipper Fund, Inc.; Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser.

Gary Tyc (5/27/56) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Selected Advisers, L.P. and also serves as a senior officer for several companies affiliated with DSA which are described above.

Russell O. Wiese (5/18/66) 620 Fifth Avenue, New York, NY 10020. Chief Marketing Officer of Davis Selected Advisers, L.P. and also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

DELAWARE MANAGEMENT COMPANY (“DMC”)

Name and Principal Business Address.

Delaware Management Company

2005 Market Street

Philadelphia, Pennsylvania 19103

Business and Other Connections of the Investment Advisor.

Delaware Management Company (DMC), a series of Delaware Management Business Trust (DMBT), serves as an investment sub-adviser to the Registrant and also serves as investment manager or sub-advisor to certain of the funds in the Delaware Investments® Family of Funds and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of DMC also serve as trustees and/or officers of other Delaware Investments Funds and Optimum Fund Trust. A company indirectly owned by DMC’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

Unless otherwise noted, the following persons serving as directors or officers of DMC have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of DMC is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with DMC	Other Positions and Offices Held
Patrick P. Coyne	President	Mr. Coyne has served in various executive capacities within Delaware Investments Director – Kaydon Corp.

Michael J. Hogan	Executive Vice President/Head of Equity Investments

Mr. Hogan has served in various executive capacities within Delaware Investments

Executive Vice President/Chief Investment Officer/Head of Equity Investments – Delaware Investment Advisers, a series of Delaware Management Business Trust

See Yeng Quek	Executive Vice President/Managing Director/Head of Fixed Income	Mr. Quek has served in various executive capacities within Delaware Investments

Philip N. Russo	Executive Vice President/Chief Administrative Officer	Mr. Russo has served in various executive capacities within Delaware Investments

Theodore K. Smith	Executive Vice President/Retail Product, Sales, and Marketing (since Dec. 2010)	Mr. Smith has servied in various executive capacities within Delaware Investments

Douglas L. Anderson	Senior Vice President/Operations/Anti-Money Laundering Officer (Anti-Money Laundering Officer since Dec. 2010)	Mr. Anderson has served in various executive capacities within Delaware Investments

Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Investments/Senior Portfolio Manager	Mr. Baxter has served in various executive capacities within Delaware Investments

Christopher S. Beck	Senior Vice President/Chief Investment Officer — Small Cap Value Equity	Mr. Beck has served in various executive capacities within Delaware Investments

Michael P. Buckley	Senior Vice President/Director of Municipal Research	Mr. Buckley has served in various executive capacities within Delaware Investments

Stephen J. Busch	Senior Vice President/Investment Accounting	Mr. Busch has served in various executive capacities within Delaware Investments

Michael F. Capuzzi	Senior Vice President — Investment Systems	Mr. Capuzzi has served in various executive capacities within Delaware Investments

Lui-Er Chen	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets and Healthcare	Mr. Chen has served in various executive capacities within Delaware Investments

Thomas H. Chow	Senior Vice President/Senior Portfolio Manager	Mr. Chow has served in various executive capacities within Delaware Investments

Stephen J. Czepiel	Senior Vice President/Portfolio Manager/Senior Municipal Bond Trader	Mr. Czepiel has served in various executive capacities within Delaware Investments

Chuck M. Devereux	Senior Vice President/Director of Credit Research	Mr. Devereux has served in various executive capacities within Delaware Investments

Roger A. Early	Senior Vice President/Co-Chief Investment Officer — Total Return Fixed Income Strategy (Co-CIO — Total Return Fixed Income Strategy since Dec. 2010)	Mr. Early has served in various executive capacities within Delaware Investments

James A. Forant	Senior Vice President/Director, Technical Services	Mr. Forant has served in various executive capacities within Delaware Investments

Stuart M. George	Senior Vice President/Head of Equity Trading	Mr. George has served in various executive capacities within Delaware Investments

Paul Grillo	Senior Vice President/ Co-Chief Investment Officer — Total Return Fixed Income Strategy (Co-CIO — Total Return Fixed Income Strategy since Dec. 2010)	Mr. Grillo has served in various executive capacities within Delaware Investments

James L. Hinkley	Senior Vice President/Director of Wealth Management (since Dec. 2010)	Mr. Hinkley has served in various executive capacities within Delaware Investments

Jeffrey M. Kellogg	Senior Vice President/Mutual Funds (since Dec. 2010)	Mr. Kellogg has served in various executive capacities within Delaware Investments

Kevin P. Loome	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Mr. Loome has served in various executive capacities within Delaware Investments

Christopher McCarthy	Senior Vice President/Sub-Advisory Sales and Relationship Management (since Dec. 2010)	Mr. McCarthy has served in various executive capacities within Delaware Investments

Timothy D. McGarrity	Senior Vice President/Financial Services Officer (since Dec. 2010)	Mr. McGarrity has served in various executive capacities within Delaware Investments

Francis X. Morris	Senior Vice President/Chief Investment Officer — Core Equity	Mr. Morris has served in various executive capacities within Delaware Investments

Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer	Mr. Murray has served in various executive capacities within Delaware Investments

Susan L. Natalini	Senior Vice President/Marketing & Shared Services	Ms. Natalini has served in various executive capacities within Delaware Investments

D. Tysen Nutt	Senior Vice President/Chief Investment Officer, Large Cap Value Equity	Mr. Nutt has served in various executive capacities within Delaware Investments

Philip O. Obazee	Senior Vice President/Structured Products and Derivatives Manager (since Dec. 2010)	Mr. Obazee has served in various executive capacities within Delaware Investments

David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel

Mr. O’Connor has served in various executive capacities within Delaware Investments

Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer – Optimum Fund Trust

Richard Salus	Senior Vice President/ Controller/Treasurer	Mr. Salus has served in various executive capacities within Delaware Investments Senior Vice President/Chief Financial Officer – Optimum Fund Trust

Jeffrey S. Van Harte	Senior Vice President/Chief Investment Officer — Focus Growth Equity	Mr. Van Harte has served in various executive capacities within Delaware Investments

W. Alex Wei	Senior Vice President/Head of Structured Credit Investment/Chief Quantitative Analyst (since Dec. 2010)	Mr. Wei has served in various executive capacities within Delaware Investments

Babak Zenouzi	Senior Vice President/Chief Investment Officer — REIT Equity (CIO — REIT Equity since Dec. 2010)	Mr. Zenouzi has served in various executive capacities within Delaware Investments

EAGLE ASSET MANAGEMENT, INC. (“EAGLE”)

Thomas A, ,James Chairman of the Board of Directors

March 1984 to present - Mr. James is Chairman of the Board of Directors of Eagle Asset Management, Inc.

June 1985 to 2009 - Mr. James is Chairman of the Board of Trustees of the Eagle Family of Mutual Funds.

June 1985 to October 2008 - Mr. James was Director of Heritage Asset Management

Richard K. Riess, Chief Executive Officer

October 1996 to present - Mr. Riess is Chief Executive Officer of Eagle Asset Management, Inc.

May 1998 to present - Mr. Riess is Executive Vice President—Managing Director of Asset Management of Raymond James Financial, Inc.

October 2000 to present - Mr. Riess is President of Eagle Family of Mutual Funds

April 2000 to October 2008 - Mr. Riess was Chief Executive Officer of Heritage Asset Management, Inc. October 1996 to March 2000 - Mr. Riess was President of Eagle Asset Management, Inc

July 1988 to present - Mr. Riess is a Director of Eagle Asset Management, Inc.

June 1985 to October 2008 - Mr. Riess was a Director of Heritage Asset Management, Inc.

June 1985 to present - Mr. Riess is a Trustee for the Eagle Family of Funds

Richard Rossi, President, Co-Chief operating Officer

October 2009 to Present - Mr. Rossi is President of Eagle Asset Management, Inc.

October 2008 to Present - Mr. Rossi is Co-Chief Operating Officer of Eagle Asset Management, Inc.

From November 2005 to Present - Mr. Rossi is President and a Director of Eagle Funds Distributor Inc.

From October 1999 to October 2009 - Mr. Rossi is Executive Vice President with Eagle and responsible for Eagle Sales and Marketing.

March 1999 to present - Mr. Rossi is a Registered Representative with Raymond James & Associates, Inc.

JAMES C. ABBOTT Co-Chief Operating Officer, Executive Vice President

October 2009 to present - Mr. Abbott is Co-Chief Operating Officer and Executive Vice President - Investments of Eagle Asset Management, Inc. December 2009 to present - Mr. Abbott is President of Eagle Boston Investment Management, Inc.

October 2009 to present - Mr. Abbott is President and Director of Eagle Fund Services, Inc.

September 2007 to October 2009 - Mr. Abbott was Senior Vice President, Institutional Sales and Head of New Business Development of Eagle. September 2007 to present - Mr. Abbott is Director of Eagle Boston Investment Management Inc. September 2007 to present - Mr. Abbott is Director of Raymond James Asset Management International. October 2005 to present - Mr. Abbott is Director of International Sales Asset Management Services. September 2005 to present - Mr. Abbott is Director of Raymond James Latin Fund Advisors S.A. August 2005 to present - Mr. Abbott is Director of Raymond James Global Advisors Ltd. January 2003 to present - Mr. Abbott is Vice President, Managing Director of the Asset Management Division of RJA. March 2002 to present - Mr. Abbott is a Registered Representative with RJA. March 2001 to January 2003 - Mr. Abbott was Assistant to the Chairman and the Board of Directors of RJF.

Stephen W. Faber, Corporate Counsel

January 1990 to present: Corporate Counsel, Eagle Asset Management, Inc.

Damian D. Sousa, Chief Compliance Officer

December 2005 to present - Mr. Sousa is Chief Compliance Officer of Eagle Fund Distributors, Inc .

February 2003 to present - Mr. Sousa is Chief Compliance Officer of Eagle Boston Investment Management, Inc..

August 2002 to present - Mr. Sousa is Vice President, Director of Compliance of Eagle Asset Management, Inc.. February 2003 Mr. Sousa was appointed Chief Compliance Officer.

August 2002 to present - Mr. Sousa is a Registered Representative of Raymond James & Associates, Inc.

December 2000 to August 2002 - Mr. Sousa was Senior Vice President, Compliance Director of Fleet Investment Advisors, Inc.

July 1997 to December 2000 - Mr. Sousa was Vice President, Senior Compliance Manager of FleetBoston Corporate Compliance.

Eric C. Wilwant Chief Administrative Officer, Treasurer

October 2008 to Present - Mr. Wilwant is Chief Administrative Officer of Eagle Asset Management, Inc.

February 2003 to present - Mr. Wilwant is Treasurer of Eagle Asset Management.

September 2000 to present - Mr. Wilwant is Vice President of Eagle Asset Management. Responsible for Operations, Trading Operations and Administration.

April 1995 to September 2000 - Mr. Wilwant was Head of Trading and Trading Systems at Dolphin Capital Management.

EARNEST PARTNERS, LLC (“EARNEST Partners”)

Names and positions of the principal executive officers and directors of EARNEST Partners as of December 31, 2010. The principal address of each individual as it relates to his duties at EARNEST Partners is the same as that of EARNEST Partners.

Name	Position(s) with EARNEST Partners
Paul E. Viera, Jr.	Chief Executive Officer and Manager

John G. Whitmore, II	Chief Operating Officer

James M. Wilson	Chief Compliance Officer and Secretary

FEDERATED CLOVER INVESTMENT ADVISORS (“FEDERATED CLOVER”)

The following are the names and principal occupations of the principal executive officers and each director of Federated Global Investment Management Corp. The address of the principal executive officers and each director is 450 Lexington Ave., Suite 3700, New York, NY 10017.

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Federated Global Investment Management Corp. 450 Lexington Avenue, Suite 3700 New York, New York 10017-3943	Investment sub-adviser to MassMutual Select Small Company Value Fund	J. Christopher Donahue, Trustee and Chairman *	Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services

Company; Director, Federated Services Company

Thomas R. Donahue, Trustee and Treasurer *	Chief Financial Officer, Federated Investors, Inc.

John B. Fisher, Trustee and President/CEO *	President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company

Stephen F. Auth, Executive Vice President **	Chief Investment Officer of various funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania

Lawrence Auriana, Senior Vice President **	Portfolio Manager of various funds in the Federated Fund Complex; Co-Head Investments, Federated Kaufmann

Stephen Carl, Senior Vice President ***	Chief Operating Officer, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.

Michael E. Jones, Senior Vice President ***	Portfolio Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Portfolio Manager, Clover Capital Management, Inc.

Audrey Kaplan, Senior Vice President **	Portfolio Manager of various funds in the Federated Fund Complex; Co-Head International Equities and International Core, Federated Global Equity Investment Management

Philip J. Orlando, Senior Vice President **	Portfolio Manager of various funds in the Federated Fund Complex; Chief Equity Market Strategist, Federated Global Equity Investment Management

Leonardo A. Vila, Senior Vice President **	Portfolio Manager of various funds in the Federated Fund Complex; Co-Head International Equities and International Small Cap, Federated Global Equity Investment Management

G. Andrew Bonnewell, Vice President and Secretary *	Senior Corporate Counsel, Federated Investors, Inc.

Daniel Burnside, Vice President ***	Vice President/Director, Quantitative Strategies, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.

Lawrence R. Creatura, Vice President ***	Portfolio Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Portfolio Manager, Clover Capital Management, Inc.

Timothy Goodger, Vice President **	Portfolio Manager of various funds in the Federated Fund Complex

James Gordon, Vice President **	Head of Quantitative and Research Analysis, Federated Global Equity Investment Management

Stephen Gutch, Vice President ***	Portfolio Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Portfolio Manager, Clover Capital Management, Inc.

Marc Halperin, Vice President **	Portfolio Manager of various funds in the Federated Fund Complex

Matthew P. Kaufler, Vice President***	Portfolio Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Portfolio Manager, Clover Capital Management, Inc.

Geoffrey C. Pazzanese, Vice President **	Portfolio Manager of various funds in the Federated Fund Complex

Aash M. Shah, Vice President **	Portfolio Manager of various funds in the Federated Fund Complex

Paul W. Spindler, Vice President ***	Portfolio Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Portfolio Manager, Clover Capital Management, Inc.

Richard M. Winkowski, Jr., Vice President**	Portfolio Manager of various funds in the Federated Fund Complex

Mary Anne DeJohn, Assistant Vice President***	Compliance Manager and Fund Operations Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Compliance Manager, Clover Capital Management Inc.

Steven Friedman, Assistant Vice President*	Compliance Officer, subsidiaries of Federated Investors, Inc.

Ann Kruczek, Assistant Vice President*	Senior Vice President, Head of Investment Administration and Operations

Keith Michaud, Assistant Vice President*	Manager, Market Data Services; Vice President, Federated Advisory Services Company

Nichola Noriega, Assistant Vice President**	Client Portfolio Manager- International Equity, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.

Denis McAuley, III, Assistant Treasurer*	Vice President and Principal Accounting Officer, Federated Investors, Inc.; Treasurer of various Federated operating companies

Brian P. Bouda, Chief Compliance Officer*	Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries.

*	The business address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
**	The business address is: 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.
***	The business address is: 400 Meridian Centre, Suite 200, Rochester, NY 14618.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC (“FRONTIER”)

Michael A. Cavarretta, CFA, Partner, Chairman and Portfolio Manager

Stephen M. Knightly, CFA, Partner, President and Portfolio Manager

William A. Teichner, CFA, Partner and Portfolio Manager

Thomas W. Duncan, Jr., Partner and Portfolio Manager

James A. Colgan, Partner and Portfolio Manager

G. Michael Novak, Jr., Partner and Portfolio Manager

Christopher J. Scarpa, Partner, Research Analyst and Assistant Portfolio Manager

Andrew B. Bennett, CFA, Partner, Research Analyst and Assistant Portfolio Manager

Peter G. Kuechle, Partner and Research Analyst

Jonathan M. Levin, MD, Partner and Research Analyst

Rushan (Greg) Jiang, CFA, Partner and Research Analyst

Ravi Dabas, Partner and Research Analyst

Lisa A. Turley, Partner and Institutional Trader

Richard H. Binder, CPA, Partner and Chief Financial Officer

Sarah J. Jankowski, Partner and Chief Administrative Officer

William J. Ballou, Partner and Chief Operating and Compliance Officer

HARRIS ASSOCIATES L.P. (“HALP”)

Harris Associates L.P. (“HALP”) is a registered investment adviser under the Advisers Act. The directors (other than Messrs. Hailer and Servant) and executive officers of HALP have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of HALP. Harris Associates Inc. (“HAI”) is the general partner of HALP and Harris Associates Securities L.P. (“HASLP”), a limited-purpose broker-dealer. HALP is affiliated with and a limited partner of HASLP. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Directors and Officers

Name, Address and Position(s) and Age at December 31, 2010 and Principal Occupation(s) during the Past Five Years.

ROBERT LEVY. 60. Chairman, HAI; Chief Investment Officer, Domestic Equity, HAI and HALP, since 2001; Portfolio Manager, HALP.

HENRY R. BERGHOEF. 61. Vice President and Director of Domestic Research, HAI and HALP, since 2003; Analyst and Portfolio Manager, HALP.

DAVID G. HERRO. 51. Director, HAI; Chief Investment Officer, International Equity, HAI and HALP, since 2003; Portfolio Manager and Analyst, HALP.

JOHN R. RAITT. 56. Vice President of HAI and HALP, since 2010; Analyst, HALP.

JANET L. REALI. 59. Director, HAI, since 2010; Vice President, General Counsel, and Secretary, HAI, HALP and HASLP, since 2001.

KRISTI L. ROWSELL. 44. Director, HAI; President HAI, HALP and HASLP, since 2010.

TOM HERMAN. 49. Chief Financial Officer, HAI, HALP and HASLP, since 2010.

CLYDE S. MCGREGOR. 58. Vice President, HAI and HALP; Portfolio Manager HALP, since 1981.

MICHAEL J. MANGAN. 47. Vice President, HAI and HALP; Portfolio Manager HALP, since 1997.

MICHAEL J. NEARY. 42. Vice President, HAI and HALP; Managing Director, Marketing and Client Relations HALP, since 2002.

WILLIAM C. NYGREN. 52. Vice President, HAI; Portfolio Manager and Analyst HALP since 1983.

JOHN N. DESMOND, 49, Chief Operating Officer, HAI and HALP since 2007; Vice President and Director of Investment Operations for Nuveen Investments 2005-2007.

ROBERT A. TAYLOR, 38, Vice President and Director of International Research, HAI and HALP since 2004; Portfolio Manager and Analyst, HALP.

COLIN P. MCFARLAND, 47, Chief Compliance Officer, HALP since 2005.

PIERRE SERVANT, 55, Director, HAI since 2007; CEO and Member of Executive Committee, Natixis Global Asset Management since 2007. Address: c/o Natixis Global Asset Management, 21, quai d’Austerlitz 75013 Paris, France.

JOHN HAILER, 50, Director, HAI since 2007; President and CEO, Natixis Global Asset Management LLC since 2007. Address: c/o Natixis Global Asset Management, 399 Boylston Street, Boston, Massachusetts 02116.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“J.P. MORGAN”)

JP Morgan Investment Management Inc. (“JPMIM”) is an investment sub-adviser for the “Registrant’s Fund”. The principal business address of JPMIM is 245 Park Avenue, New York, NY 10167. JPMIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
George C.W. Gatch	—	Chairperson, President and CEO
Director, Managing
Director
Seth P. Bernstein	—	—
Director, Global Head of Fixed
Income, Managing Director
Lawrence M. Unrein	—	—
Director, Managing
Director
Martin R. Porter	—	—
Global Head of
Equities, Managing Director
Clive S. Brown	—	—
Director, Managing
Director
Scott E. Richter	—	—
Secretary
Joseph K. Azelby	—	—
Director, Managing
Director
Paul A. Quinsee	—	—
Director, Managing
Director
Joseph J. Bertini	—	—
Chief Compliance Officer,
Managing Director
Robert L. Young	—	—
Director, Managing
Director
Craig M. Sullivan	—	—
CFO, Director, Managing
Director

LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”)

Executive Officers of Loomis, Sayles & Company, L.P. and its General Partner, Loomis, Sayles & Company, Incorporated

03/31/95 Chairman & Chief Executive Officer; 08/03/92 President	Robert J. Blanding
08/03/99 Vice Chairman; 10/30/89 Executive Vice President	Daniel J. Fuss
11/05/02 Executive Vice President; 03/01/00 Chief Financial Officer	Kevin P. Charleston
06/01/99 Executive Vice President, Director of Institutional Services	John F. Gallagher, III
11/05/02 Executive Vice President; 08/08/00 Chief Information Officer	John R. Gidman
11/05/02 Executive Vice President, Chief Investment Officer—Equities	Lauriann Kloppenburg
11/05/02 Executive Vice President, Chief Investment Officer—Fixed Income	Jaehoon Park
05/06/03 Executive Vice President, Managing Director—Fixed Income	Mark E. Smith
11/04/03 Executive Vice President; 07/01/03 General Counsel & Secretary	Jean S. Loewenberg

Board of Directors of Loomis, Sayles & Company, L.P.’s General Partner, Loomis Sayles & Company, Incorporated

09/05/90 Blanding, Robert J.	08/08/00 Kloppenburg, Lauriann
05/09/00 Charleston, Kevin P.	11/04/03 Loewenberg, Jean S.
09/30/88 Fuss, Daniel J.	10/21/02 Park, Jaehoon
05/09/00 Gallagher, John F., III	02/08/07 Servant, Pierre P. (Natixis)
05/08/01 Gidman, John R.	07/28/03 Smith, Mark E.
02/07/08 Hailer, John T. (Natixis)

List of Funds Advised

In addition to the following US-registered investment companies, Loomis Sayles also acts as adviser or subadviser to other affiliated and unaffiliated investment companies or similar pooled investment vehicles.

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government & Agency Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Value Fund

Loomis Sayles Growth Fund

Loomis Sayles Disciplined Equity Fund

Loomis Sayles Global Markets Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles International Bond Fund

Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Multi-Asset Real Return Fund

Loomis Sayles Absolute Strategies Fund

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, MA 02116	Sub-Adviser to MassMutual Select Overseas Fund
Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the
Name of each Director, Officer or Partner of the Adviser	Last Two Fiscal Years
Thomas A. Bogart, Director	Executive Vice President, Business Development and General Counsel of Sun Life Financial

Dean A. Connor, Director	Chief Operating Officer of Sun Life Financial

Robert J. Manning, Chief Executive Officer and Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex

Martin E. Beaulieu, Director, Vice Chairman and Head of Global Distribution	N/A

Robert C. Pozen, Chairman Emeritus of the Board of Directors	Chairman of MFS (until July 2010); Trustee of various funds within the MFS Funds complex; Medtronic, Inc. (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009)

David A. Antonelli, Vice Chairman	N/A

Maria F. DiorioDwyer, Executive Vice President, Chief Compliance Officer, and Chief Regulatory Officer	President of the MFS Funds

Amrit Kanwal, Executive Vice President and Chief Financial Officer	N/A

Mark N. Polebaum, Executive Vice President, Secretary and General Counsel	Secretary of the MFS Funds

Michael W. Roberge, President, Chief Investment Officer and Director of Global Research	N/A

Robin A. Stelmach, Executive Vice President and Chief Operating Officer	N/A

Certain principal executive officers and directors of Massachusetts Financial Services Company (“MFS”) serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth below or in Schedules B and D of Form ADV filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS’ corporate affiliates. The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address
MFS Fund Distributors, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Service Center, Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS Heritage Trust Company	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Institutional Advisors, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Institutional Advisors (Australia) Pty Limited	Level 61, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000
MFS International Limited	Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International (U.K.) Limited	Paternoster House, 65 St. Paul’s Churchyard, London EC4M 8AB, U.K.
MFS International Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Alameda Campinas, 1070, Sao Paulo, SP, Brazil
MFS International (Hong Kong) Limited	20/F, One Exchange Square, Central, Hong Kong
MFS Investment Management Company (Lux.) S.A.	49, Avenue J.F. Kennedy, L-1855 Luxembourg, R.C.S. Luxembourg No. 76 467
Four Pillars Capital, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Development Funds, LLC	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
Sun Life Assurance Company of Canada Sun Life Global Investments	Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

The MFS Funds include the following. The address of the MFS Funds is: 500 Boylston Street, Boston, MA 02116.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI (formerly MFS Growth Opportunities Fund)

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

Compass Variable Accounts

MFS Institutional Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

NFJ INVESTMENT GROUP LLC (“NFJ”)

NFJ EXECUTIVE COMMITTEE

BEN J. FISCHER, CFA - MANAGING DIRECTOR

Mr. Fischer is a founding partner of NFJ Investment Group. He has over 45 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

PAUL A. MAGNUSON - MANAGING DIRECTOR

Mr. Magnuson joined NFJ in 1992. He is a senior research analyst and a portfolio manager with over 25 years of experience in equity analysis and portfolio management. He currently manages the Small Cap Value strategy and oversees NFJ investment processes. Prior to joining NFJ Investment Group, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

BARBARA R. CLAUSSEN - MANAGING DIRECTOR AND CHIEF OPERATING OFFICER

Ms. Claussen has over 30 years of experience in the investment business. In 1989 she joined NFJ and was head equity trader for almost 17 years. During that time, NFJ experienced significant growth and Ms Claussen was fundamental in overseeing several major projects including an office-wide hardware and software transition. In 2003, her role expanded to include supervision of all administrative, compliance and operational aspects of the firm and in 2005 she was promoted to Chief Operating Officer. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading, including coordinating all trading for 15+ affiliate banks. Along with that segment of the trading desk, she was instrumental in streamlining procedures and automating trade desk functions. Ms. Claussen received her BS degree from the University of Wisconsin-Stout in 1978.

NORTHERN TRUST INVESTMENTS, INC. (“NTI”)

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Northern Trust Investments, Inc. (“NTI,” formerly known and conducting business as Northern Trust Investments, Inc.) is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation (“NTC”), a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively as “Northern Trust.” Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below.

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Abdul Karim, Walid T.	The Northern Trust Company	Vice President
Vice President

Adams, Bradford S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Aitcheson, James A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Alongi, David M.	The Northern Trust Company	Vice President
Vice President

Amaya, Luis	The Northern Trust Company	Vice President
Vice President

Anast, Angela H.	The Northern Trust Company	Vice President
Vice President

Anderson, Timothy	The Northern Trust Company	Vice President
Vice President

Antonacci, Jeffrey M.	The Northern Trust Company	Vice President
Vice President

Atkins, Stephen G.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Ayres, Scott R.	The Northern Trust Company	Vice President
Vice President

Azar, Frederick A.	The Northern Trust Company	Vice President
Vice President

Baldwin, Florette L.	The Northern Trust Company	Vice President
Vice President

Balon, Jr., Richard E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bandar, Walid S.	The Northern Trust Company	Vice President
Vice President

Baras, Ellen G.	The Northern Trust Company	Vice President
Vice President

Baron, Tracy L.	The Northern Trust Company	Vice President
Vice President

Barr, Andrea C.	The Northern Trust Company	Vice President
Vice President

Bartczyszyn, Michael S.	The Northern Trust Company	Vice President
Vice President

Basso, Belinda M.	The Northern Trust Company	Vice President
Vice President

Beckman, Carl P.	The Northern Trust Company	Senior Vice President
Senior Vice President & Treasurer

Behar, Gregory S.	The Northern Trust Company	Vice President
Vice President

Benson, Jacquelyn M.	The Northern Trust Company	Vice President
Vice President

Bergson, Robert H.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bieber, Christopher	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Blair, Timothy P.	The Northern Trust Company	Vice President
Vice President

Bleecker, Ali K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Boeckmann, Eric Vonn	The Northern Trust Company	Senior Vice President
Senior Vice President

Bohlin, Andrew P.	The Northern Trust Company	Vice President
Vice President

Browne, Kieran	The Northern Trust Company	Senior Vice President
Senior Vice President

Browne, Robert P.	The Northern Trust Company	Executive Vice President
Executive Vice President, Director and CIO

Buerckholtz, Elizabeth J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bugajski, James Edward	The Northern Trust Company	Vice President
Vice President

Bukoll, Martin B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Burgul, Cevdet Sertan	The Northern Trust Company	Vice President
Vice President

Bursua, Brian M.	The Northern Trust Company	Vice President
Vice President

Carberry, Craig R.	The Northern Trust Company	Senior Counsel
Secretary

Carlson, Christopher W.	The Northern Trust Company	Executive Vice President
Executive Vice President & COO

Carlson, Mark D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Carlson, Robert A.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Carroll, Keith D.	The Northern Trust Company	Vice President
Vice President

Chico, Michael R.	The Northern Trust Company	Vice President
Vice President

Clark, Richard L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Cohodes, Jeffrey D.	The Northern Trust Company	Executive Vice President
Executive Vice President, Director and Chief Operating Officer

Connellan, Kevin Anthony	The Northern Trust Company	Senior Vice President
Senior Vice President

Costello, Joseph H.	The Northern Trust Company	Vice President
Vice President

Cousins, Stephen J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Cristello, John P.	The Northern Trust Company	Vice President
Vice President

Cubeles, Alain	The Northern Trust Company	Senior Vice President
Senior Vice President

Czochara, Susan C.	The Northern Trust Company	Senior Vice President
Senior Vice President

D’Arienzo, Louis R.	Northern Trust Bank, N.A.	Vice President
Vice President

Danaher, James	The Northern Trust Company	Vice President
Vice President

Dehnert, Melissa Ann	The Northern Trust Company	Vice President
Vice President

Dekhayser, Jordan D.	The Northern Trust Company	Vice President
Vice President

Delaney, Michael J.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Dennehy II, William	The Northern Trust Company	Vice President
Vice President

Dering, Michael C.	The Northern Trust Company	Vice President
Vice President

Detroy, Timothy J.	The Northern Trust Company	Vice President
Vice President

Diehl, Jr., Joseph R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Douchette, Mary S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Doyle, Michael T.	The Northern Trust Company	Vice President
Vice President

Driscoll, Peter John	The Northern Trust Company	Vice President
Vice President

Drucker, Michael J.	The Northern Trust Company	Vice President
Vice President

Duvall, Margret Eva	The Northern Trust Company	Senior Vice President
Senior Vice President

Dwyer, Patrick E.	The Northern Trust Company	Vice President
Vice President

Ebel, Christopher John	The Northern Trust Company	Vice President
Vice President

Egizio, Michael P.	The Northern Trust Company	Vice President
Vice President

Evans, Megan Chapman	The Northern Trust Company	Senior Vice President
Senior Vice President

Ewing, Peter K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Everett, Steven R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Ferguson, Jr., John Allen	The Northern Trust Company	Vice President
Vice President

Finegan, Sean A.	The Northern Trust Company	Vice President
Vice President

Fletcher, Christine Lee	The Northern Trust Company	Vice President
Vice President

Flinn, John E.	The Northern Trust Company	Vice President
Vice President

Flood, Peter J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Flowers, Joseph J.	The Northern Trust Company	Vice President
Vice President

Flynn, Mary Ann	The Northern Trust Company	Vice President
Vice President

Franklin, Carolyn D.	The Northern Trust Company	Vice President
Vice President

Freitag, Lee R.	The Northern Trust Company	Vice President
Vice President

Fronk, Christopher A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Gayle III, Robert Harold	The Northern Trust Company	Vice President
Vice President

Geisler, Maria	The Northern Trust Company	Vice President
Vice President

Gellen, Sophia S.	The Northern Trust Company	Vice President
Vice President

Geller, Stephanie L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Geraghty, Kim Marie	The Northern Trust Company	Former Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Ginsberg, Lynne Noel	The Northern Trust Company	Vice President
Vice President

Gordon, Denise C.	The Northern Trust Company	Vice President
Vice President

Gossett, Mark C.	The Northern Trust Company	Executive Vice President
Director, Executive Vice President & COO

Gould, Betty C.	The Northern Trust Company	Vice President
Vice President

Gregg, Laura Jean	The Northern Trust Company	Vice President
Vice President

Griffin, Michelle D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Halter, Ann M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hammer, Alice S.	The Northern Trust Company	Vice President
Vice President

Harrell, Alec	The Northern Trust Company	Vice President
Vice President

Harris, Nora J.	The Northern Trust Company	Vice President
Vice President

Hawkins, Sheri Barker	The Northern Trust Company	Senior Vice President
Senior Vice President

Hearty, Stephen Aprea	The Northern Trust Company	Senior Vice President
Senior Vice President

Hecimovich, Sandra M.	The Northern Trust Company	Vice President
Vice President

Heckler, Jennifer A.	The Northern Trust Company	Vice President
Vice President

Hersted, Jillian R.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Hest, Stefanie Jaron	The Northern Trust Company	Vice President
Vice President

Hickman, Joanne	The Northern Trust Company	Senior Vice President
Senior Vice President

Hill, Susan	The Northern Trust Company	Senior Vice President
Senior Vice President

Hockley, Jackson L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Holland, Jean-Pierre	The Northern Trust Company	Vice President
Vice President

Honold, Christopher M.	The Northern Trust Company	Vice President
Vice President

Howe, Luke J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hudson, Ylondia M.	The Northern Trust Company	Vice President
Vice President

Hurley, William F.	The Northern Trust Company	Vice President
Vice President

Hyatt, William E.	The Northern Trust Company	Vice President
Vice President

Hynes, Daniel T.	The Northern Trust Company	Vice President
Vice President

Inzunza, Richard J.	The Northern Trust Company	Vice President
Vice President

Iwanicki, John W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Jackson, John	The Northern Trust Company	Vice President
Vice President

Jackson, Tamara L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Jacobs, Peter M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Jaeger, Christopher J.	The Northern Trust Company	Vice President
Vice President

Jaffe, Harry Y.	The Northern Trust Company	Vice President
Vice President

Jampani, Madhari Chondam	The Northern Trust Company	Vice President
Vice President

Jenkins, John Scott	The Northern Trust Company	Vice President
Vice President

Johnson, Amy L.	The Northern Trust Company	Vice President
Vice President

Johnston, Lucia A.	The Northern Trust Company	Vice President
Vice President

Jorgensen, Joseph H.	The Northern Trust Company	Vice President
Vice President

Joves, Evangeline Mendoza	The Northern Trust Company	Vice President
Vice President

Kalp, Kathleen	The Northern Trust Company	Senior Vice President
Senior Vice President

Kane, James P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Kalter, Kristin M.	The Northern Trust Company	Vice President
Vice President

Kanter, Ann F.	The Northern Trust Company	Senior Vice President
Senior Vice President

Katz, Evan S.	The Northern Trust Company	Vice President
Vice President

Katz, Naomi E.	The Northern Trust Company	Vice President
Vice President

Kazaz, Tayfun	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Kenzer, David T.	The Northern Trust Company	Vice President
Vice President

King III, Archibald E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Kinney, Lorrie Ann	The Northern Trust Company	Vice President
Vice President

Klein, Stephanie K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Koch, Deborah L.	The Northern Trust Company	Vice President
Vice President

Konstantos, John A.	The Northern Trust Company	Vice President
Vice President

Korytowski, Donald H.	The Northern Trust Company	Vice President
Vice President

Kotsogiannis, Nikolas	The Northern Trust Company	Vice President
Vice President

Kovacs, Michael R.	The Northern Trust Company	Vice President
Vice President

Krauter, Michael L.	The Northern Trust Company	Vice President
Vice President

Kresnicka, Kevin R.	The Northern Trust Company	Vice President
Vice President

LaBelle, John C.	The Northern Trust Company	Vice President
Vice President

Latella, Regina J.	The Northern Trust Company	Vice President
Vice President

Leahey, Jodie Terese	The Northern Trust Company	Senior Vice President
Senior Vice President

Ledford, Diana L.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Letts, Heather M.	The Northern Trust Company	Vice President
Vice President

Lico, Dennis	The Northern Trust Company	Vice President
Vice President

Lillis, James E.	The Northern Trust Company	Vice President
Vice President

Loftus, Julie M.	The Northern Trust Company	Vice President
Vice President

Logan, Lyle	The Northern Trust Company	Executive Vice President
Executive Vice President

Ludwig, Jeanne M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Lukic, Mary	The Northern Trust Company	Vice President
Vice President

Lupi, Lisa Ann	The Northern Trust Company	Vice President
Vice President

Lyne, Cary J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Lyons, William A.	The Northern Trust Company	Vice President
Vice President

Maris, George P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Mastuantuono, Deborah A.	The Northern Trust Company	Senior Vice President
Senior Vice President

McCart, Mary Jane	The Northern Trust Company	Senior Vice President
Senior Vice President

McDonald, James D.	The Northern Trust Company	Senior Vice President
Senior Vice President

McDougal Lisa M.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
McEldowney, Douglas J.	The Northern Trust Company	Senior Vice President
Senior Vice President

McGregor, Timothy T.	The Northern Trust Company	Senior Vice President
Senior Vice President

Meadows III, Edmund C.	The Northern Trust Company	Vice President
Vice President

Mecca, Melinda S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Mehta, Ashish R.	The Northern Trust Company	Vice President
Vice President

Merrit, Hollis E.	The Northern Trust Company	Vice President
Vice President

Meservey, Marilyn J.	The Northern Trust Company	Vice President
Vice President & Assistant Treasurer

Miller, Nathan D.	The Northern Trust Company	Vice President
Vice President

Mirante, John P.	The Northern Trust Company	Vice President
Vice President

Mitchell, James L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Muench, Scott O.	The Northern Trust Company	Senior Vice President
Senior Vice President

Murphy, Shaun D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Nass, Curtis A.	The Northern Trust Company	Vice President
Vice President

Nellans, Charles J.	The Northern Trust Company	Vice President
Vice President

Nelson, Daniel J.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Newman, Greg	The Northern Trust Company	Vice President
Vice President

Nickey III, William M.	The Northern Trust Company	Vice President
Vice President

Northfell, Catherine J.	The Northern Trust Company	Senior Vice President
Senior Vice President

O’Brien, Thomas E.	The Northern Trust Company	Vice President
Vice President

O’Connor, Eileen M.	The Northern Trust Company	Vice President
Vice President

O’Connor, Michael P.	The Northern Trust Company	Vice President
Vice President

O’Rourke, Kevin P.	The Northern Trust Company	Vice President
Vice President

Ortega, Leigh Ann	The Northern Trust Company	Vice President
Vice President

O’Shaughnessy, Kevin J.	The Northern Trust Company	Vice President
Vice President

Padilla, Francis R. G.	The Northern Trust Company	Vice President
Vice President

Pedersen, Brad T.	The Northern Trust Company	Vice President
Vice President

Peron, Matthew	The Northern Trust Company	Senior Vice President
Senior Vice President

Personette, Daniel J.	The Northern Trust Company	Vice President
Vice President

Peters, Michael J.	The Northern Trust Company	Vice President
Vice President

Pincus, Jonathan S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Plehn, Pamela	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Pollak, Donald R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ponton, Mark S.	The Northern Trust Company	Vice President
Vice President

Potter, Ofelia M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Potter, Stephen N.	The Northern Trust Company	Executive Vice President
Chairman, President and Chief Executive Officer

Pries, Katie D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Provanzana, Beth Marie	The Northern Trust Company	Senior Vice President
Senior Vice President

Provo, Brian Allen	The Northern Trust Company	Vice President
Vice President

Quinn, Patrick D.	The Northern Trust Company	Vice President
Vice President

Rakowski, Andrew F.	The Northern Trust Company	Vice President
Vice President

Rakvin, Chad M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Reeder, Brent D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Rein, Randall	The Northern Trust Company	Vice President
Vice President

Reller, Jacqueline R.	The Northern Trust Company	Vice President
Vice President

Renaud, Donna Lee	The Northern Trust Company	Senior Vice President
Senior Vice President

Richardson, Kristina Anne	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Robertson, Alan W.	The Northern Trust Company	Executive Vice President
Executive Vice President & Director

Robertson, Colin A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Rocha, Heather Parkes	The Northern Trust Company	Vice President
Vice President

Roncoroni, Jaime Lauren	The Northern Trust Company	Vice President
Vice President

Ryan, John D.	The Northern Trust Company	Vice President
Vice President

Ryer, Alexander D.	The Northern Trust Company	Vice President
Vice President

St. Clair, Joyce	The Northern Trust Company	Executive Vice President
Director

Sampson, Jeffrey David	The Northern Trust Company	Vice President
Vice President

Santiccioli, Steven J.	The Northern Trust Company	Vice President
Vice President

Schweitzer, Eric K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sclafani, Guy J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Severs, Matthew C.	The Northern Trust Company	Vice President
Vice President

Sewell, Vernessa	The Northern Trust Company	Vice President
Vice President

Shane, Adam Marshall	The Northern Trust Company	Vice President
Vice President

Shapley, Brian J.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Shipley, Christopher D.	The Northern Trust Company	Vice President
Vice President

Sodergren, Mark C.	The Northern Trust Company	Vice President
Vice President

Spartz, Carol J.	The Northern Trust Company	Vice President
Vice President

Staff, Maggie R.	The Northern Trust Company	Vice President
Vice President

Stewart, Allison Walpole	The Northern Trust Company	Vice President
Vice President

Stoeber, Kurt S.	The Northern Trust Company	Vice President
Vice President

Stolfi, James R.	The Northern Trust Company	Vice President
Vice President

Sullivan, Carol H.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sullivan, Catherine M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sullivan, Kevin P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Szaflik, Carolyn B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Szostak II, Jon E.	The Northern Trust Company	Vice President
Vice President

Szymanek, Frank D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Taylor, James C.	Northern Trust Securities, Inc.	Vice President
Vice President

Thomas, Shundrawn	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Thomas, Wanda Williams	The Northern Trust Company	Vice President
Vice President

Thompson, Jane W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Towle, Michael J.	The Northern Trust Company	Vice President
Vice President

Trafford, Edward	The Northern Trust Company	Vice President
Vice President

Tungol, John	The Northern Trust Company	Vice President
Vice Presdient

Turner, Betsy Licht	The Northern Trust Company	Senior Vice President
Senior Vice President

Tushman, Matthew R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Unger, David J.	The Northern Trust Company	Vice President
Vice President

Van Alstyne, Christopher W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Varchetto, Brett A.	The Northern Trust Company	Vice President
Vice President

Vardas, Michael A.	The Northern Trust Company	Senior Vice President
Director

Vigsnes II, Richard Allan	The Northern Trust Company	Senior Vice President
Senior Vice President

Vinje, Jens A.	The Northern Trust Company	Vice President
Vice President

Wagner, Christopher M.	The Northern Trust Company	Vice President
Vice President

Warland, Jeff M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Warner, Scott B.	The Northern Trust Company	Vice President
Vice President

Weaver, Jacob C.	The Northern Trust Company	Senior Vice President
Senior Vice President

Wennlund, Lloyd A.	The Northern Trust Company	Executive Vice President
Director and Executive	Northern Trust Securities, Inc.	President
Vice President

Wilczek, Diane M.	The Northern Trust Company	Vice President
Vice President

Wilkins, Anthony E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Williams, David R.	The Northern Trust Company	Vice President
Vice President

Williams, II, Gregory L.	The Northern Trust Company	Vice President
Vice President

Williams, Thomas C.	The Northern Trust Company	Vice President
Vice President

Winters, Marie C.	The Northern Trust Company	Vice President
Vice President

Wolfe, Joseph E.	The Northern Trust Company	Vice President
Vice President

Wright, Mary Kay	The Northern Trust Company	Vice President
Vice President

Yi, Peter	The Northern Trust Company	Vice President
Vice President

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

Name	Title	Officer Title
Amey, Mike	Head, Sterling Portfolios	Managing Director

Arnold, Tammie J.	Business Management	Managing Director

Baker, Brian P.	CEO/Director PIMCO Asia	Managing Director

Balls, Andrew Thomas	Head, Euro Portfolio Mgmt	Managing Director

Benz II,William R.	Head of PIMCO EMEA	Managing Director

Bhansali, Vineer	Portfolio Manager	Managing Director

Bridwell, Jennifer S	Mortgage Product Manager	Managing Director

Callin, Sabrina C.	Head of Advisory	Managing Director

Cupps, Wendy W.	Head, Product Management	Managing Director

Dada, Suhail H.	Head, CRG and IBG	Managing Director

Dawson, Craig A.	Head of PIMCO Munich	Managing Director

Dialynas, Chris P.	Portfolio Manager	Managing Director

El-Erian, Mohamed A.	CEO & Co-CIO	Managing Director

Flattum, David C.	General Counsel	Managing Director

Gross, William H.	Founder, CIO-Sr Port Mgr	Managing Director

Harris, Brent Richard	Chairman/Pres PIMCO Funds	Managing Director

Hodge, Douglas M.	Chief Operating Officer	Managing Director

Holden, Brent L.	Head, CF Americas Institutional	Managing Director

Hong, Ki Myung	Head of Asia Pacific	Managing Director

Ivascyn, Daniel J.	Portfolio Manager	Managing Director

Jacobs IV, Lew W.	Head of Human Resources	Managing Director

Kashkari, Neel Tushar	Head, New Inv Initiatives	Managing Director

Kiesel, Mark R.	Portfolio Manager	Managing Director

Lown, David C.	CAO	Managing Director

Masanao, Tomoya	Portfolio Manager	Managing Director

Mather, Scott A.	Portfolio Manager	Managing Director

McDevitt, Joseph V.	Head of PIMCO London	Managing Director

Mead, Robert	Portfolio Manager	Managing Director

Mewbourne, Curtis A.	Portfolio Manager	Managing Director

Miller, John M.	Head, CF Americas Defined Contribution	Managing Director

Moore, James F.	Product Mgr, Pension Spec	Managing Director

Ongaro, Douglas J.	Head, Fin Inter Group	Managing Director

Otterbein, Thomas J.	Head, Client Facing Americas	Managing Director

Parikh, Saumil H.	Portfolio Manager	Managing Director

Ravano, Emanuele	Head, Fin. Institutions	Managing Director

Rodosky, Stephen A.	Portfolio Manager	Managing Director

Seidner, Marc Peter	Generalist Portfolio Mgr	Managing Director

Short, Jonathan D.	Head, PIMCO Global Wealth Management and NY Office	Managing Director

Simon, W Scott	Portfolio Manager	Managing Director

Stracke, Thibault C.	Head of Credit Research	Managing Director

Takano, Makoto	President of PIMCO Japan	Managing Director

Wilson, Susan L.	Account Manager	Managing Director

Worah, Mihir P.	Portfolio Manager	Managing Director

Name	Title	Officer Title
Aakko, Markus	Account Manager	Executive VP

Aarts, Erik M.	Head of Product Specialist Group	Executive VP

Anderson, Joshua M.	Portfolio Manager	Executive VP

Andrews, David S.	Credit Analyst	Executive VP

Beaumont, Stephen B.	Account Manager	Executive VP

Bishop, Gregory A.	Global Wealth Management	Executive VP

Blau, Volker	Head Insurance	Executive VP

Blute, Ryan Patrick	Product Manager	Executive VP

Bodereau, Philippe	Credit Analyst	Executive VP

Bosomworth, Andrew	Head Munich Port Mgmt	Executive VP

Braun, David L.	Portfolio Manager, Income	Executive VP

Brittain, WH Bruce	Structured Product Mgr	Executive VP

Broadwater, Kevin M.	Attorney	Executive VP

Burns, Michael A.	Head of UK Client Service	Executive VP

Cavalieri, John R.	Product Mgr, Real Return	Executive VP

Chen, Devin	Portfolio Manager	Executive VP

Clarida, Richard H	Global Strategic Advisor	Executive VP

Crescenzi, Anthony	Portfolio Manager	Executive VP

Cummings, John B.	Portfolio Manager	Executive VP

De Leon, William G.	Portfolio Manager	Executive VP

de Silva, Harin Ananda	Head of Engagement Mgmt	Executive VP

Devlin, Edward	Head of European LDI - PM	Executive VP

Dubitsky, Rod Stuart	Global Structured Finance Specialist	Executive VP

Durham, Jennifer E.	Chief Compliance Officer	Executive VP

Fisher III, David N.	Global Product Manager	Executive VP

Fisher, Marcellus M.	Manager, Trade Support	Executive VP

Fournier, Joseph A.	Account Manager	Executive VP

Fuhrmann, Dorothee J.	Product Mgr - Advisory	Executive VP

Fulford III, Richard F.	Account Manager	Executive VP

Garbuzov, Yuri P.	Portfolio Manager	Executive VP

Gleason, George Steven	Account Manager	Executive VP

Gomez Michael A.	Co-Head, Global EM	Executive VP

Gordon, Maria V	Portfolio Manager	Executive VP

Graham, Stuart Thomson	President - PIMCO Canada	Executive VP

Greer, Robert J.	Real Return Product Mgr	Executive VP

Griffiths, John Lawrence	Head of Business Dev - UK	Executive VP

Gudefin, Anne Elizabeth	Equity Portfolio Manager	Executive VP

Gupta, Sachin	Portfolio Manager	Executive VP

Hally, Gordon C.	Account Manager	Executive VP

Hardaway, John P.	Mgr, Mut Funds Operations	Executive VP

Harumi, Kazunori	Client Svcs - Pension	Executive VP

Holloway Jr., Dwight F.	Account Manager	Executive VP

Horne, Jonathan Lane	Portfolio Manager	Executive VP

Hu, Gang	Portfolio Manager, TIPS	Executive VP

Hyman, Daniel Herbert	Portfolio Mgr, ABS-MBS	Executive VP

Jessop, Andrew Richard	High Yield Portfolio Mgr	Executive VP

Name	Title	Officer Title
Keck,Andreas	Portfolio Manager	Executive VP

King, Stephanie Lorraine	Senior Talent Mgt Prof	Executive VP

Kraus, Kristofer R.	Advisory Marketing	Executive VP

Lahr, Charles Matthew	Global Equities Port Mgr	Executive VP

Lehavi, Yanay	Senior Manager	Executive VP

Louanges, Matthieu	Head, Europe Ins Channel	Executive VP

Matsui, Akinori	Account Manager	Executive VP

McCray, Mark V.	Portfolio Manager	Executive VP

Meggers, Julie Ann	Account Manager	Executive VP

Meyn, Cynthia Louise	Senior Operations Manager	Executive VP

Millimet, Scott A.	Account Manager	Executive VP

Minaki, Haruki	Head Legal, Japan	Executive VP

Mogelof, Eric J.	Head, CF Americas Institutional	Executive VP

Monson, Kristen S.	Account Manager	Executive VP

Morena, Robert	Head, Inst Bus Dev NY	Executive VP

Mukherji, Raja	Credit Analyst	Executive VP

Murata, Alfred T.	Portfolio Manager	Executive VP

Nambimadom, Ramakrishnan S.	Financial Engineer	Executive VP

Neugebauer, Phillip J.	Head of Product	Executive VP

Nieves, Roger O.	Account Manager	Executive VP

Okun, Eric Alan	Senior Manager	Executive VP

Ong, Arthur Y.D.	Attorney	Executive VP

Ozeki, Koyo	Hd, Asian Credit Research	Executive VP

Pagani, Lorenzo P.	Portfolio Manager	Executive VP

Page, Sebastien	Hd, Clnt Facing Analytics	Executive VP

Park, Jung	Business Development	Executive VP

Paulson, Bradley W.	Head Global Legal/Compl.	Executive VP

Philipp, Elizabeth M.	Account Manager	Executive VP

Pimentel, Rudolph	Product Manager	Executive VP

Plump, Steven Bryan	Head of KeyNational Accounts	Executive VP

Porterfield, Mark J.	Media & Public Relations	Executive VP

Posch, Brigitte	Portfolio Manager, EM	Executive VP

Rice, Thomas Edmund	European Legal Counsel	Executive VP

Rollins, Melody	Account Manager	Executive VP

Romano, Mark A.	Account Manager	Executive VP

Ruthen, Seth R.	Account Manager	Executive VP

Sargent, Jeffrey M.	Chief Admin. Officer EMEA	Executive VP

Schneider, Jerome M	Portfolio Manager	Executive VP

Spajic, Luke Drago	Head - Pan Euro Credit PM	Executive VP

Spalding, Scott M.	Account Manager	Executive VP

Stack, Candice Elizabeth	Account Manager	Executive VP

Stafford, Kimberley	Executive Office	Executive VP

Stahl, Cathleen Meere	Head of Marketing	Executive VP

Staub, Christian Martin	Head, PIMCO Switzerland	Executive VP

Streiff, Thomas F.	Product Mgr, Retirement	Executive VP

Strelow, Peter G	Mgr, Mutual Funds Admin	Executive VP

Name	Title	Officer Title
Sullivan, Theodore L	Account Manager	Executive VP

Sutherland, Eric Michael	Head of Sales	Executive VP

Taborsky, Mark A.	Portfolio Manager	Executive VP

Tarman, Daniel I	Head of Mktg Communctns	Executive VP

Thimons, Joshua Theodore	Portfolio Manager	Executive VP

Toloui, Ramin	Portfolio Manager	Executive VP

Tournier, Eve Anne Celine	Portfolio Manager	Executive VP

Tyson, Richard E.	Sen Ops Mgr	Executive VP

Viana, David	Head of Compliance, EMEA	Executive VP

Wang, Qi	Portfolio Manager	Executive VP

Wilson, John F.	Head, Bus Dev Australia	Executive VP

Witt, Frank	Head, Bus Dev DEU/AUT	Executive VP

Wood, George H.	Account Manager	Executive VP

Yamamoto, Shinichi	Account Manager	Executive VP

Young, Robert O.	Head, CF Americas Insurance	Executive VP

Yu, Cheng-Yuan	Senior Manager	Executive VP

Ananthanarayanan, Mangala V	Account Manager	Sr. Vice President

Anctil, Stacie D.	Pricing Manager	Sr. Vice President

Angberg, Leif Mikael	Head of Bus Dev - Nordics	Sr. Vice President

Anochie, Kwame A.	Account Manager	Sr. Vice President

Arora, Amit	Portfolio Manager	Sr. Vice President

Babin, Rebecca Brooke	Equity Trader	Sr. Vice President

Bansal, Sharad	Portfolio Manager	Sr. Vice President

Beck, Lee Davison	Account Manager	Sr. Vice President

Ben-Zvi, Kfir Naftali	Portfolio Pricing Analyst	Sr. Vice President

Berman, Scott Michael	Portfolio Manager	Sr. Vice President

Berndt, Andreas	Portfolio Manager	Sr. Vice President

Blair, David James	Account Manager	Sr. Vice President

Blomenkamp, Felix	Head ABS	Sr. Vice President

Bradshaw, Myles Emmerson Charles	Portfolio Manager	Sr. Vice President

Brenner, Matthew H.	Account Manager	Sr. Vice President

Brown, Erik C.	Tax Manager	Sr. Vice President

Bui, Giang H.	Structured Credit Analyst	Sr. Vice President

Byer, Jeffrey Alan	Fund Development	Sr. Vice President

Cantrill, Elizabeth Davis	Account Manager	Sr. Vice President

Carnachan, Robert Scott	Asia Ex-Jpn Legal Counsel	Sr. Vice President

Chen, Wing-Harn	Credit Analyst	Sr. Vice President

Chipp, William	Global Service Liaison	Sr. Vice President

Clark, Raymond Matthew	Account Manager	Sr. Vice President

Clarke,James Robert	Account Manager	Sr. Vice President

Colter Jr. Eugene Maynard	Head, Messaging & Content	Sr. Vice President

Cooper, Mark A.	Equity Analyst	Sr. Vice President

Cornell, Pamela	Portfolio Manager	Sr. Vice President

Craige, Steven J.	Prod Mgr - Deep Value Eqy	Sr. Vice President

Cressy, Jonathan B.	Account Manager	Sr. Vice President

Cumby III, William Sylvester	Portfolio Manager ABS-MBS	Sr. Vice President

Name	Title	Officer Title
Damodaran, Kumaran K	Portfolio Manager	Sr. Vice President

Darling, James	Account Manager	Sr. Vice President

Daviduk, Robert	Product Manager	Sr. Vice President

Davies, William	ABS Asset Expert	Sr. Vice President

Davis, Joshua M.	Quantitative Port Mgr	Sr. Vice President

DiMiceli, Eric	Portfolio Manager	Sr. Vice President

Dorff, David J.	Financial Engineer	Sr. Vice President

Dorrian, Peter G.	Head, Remarketing	Sr. Vice President

Duan, Hongyu	Account Manager	Sr. Vice President

Dunnewolt, Patrick	Head of Bus Devel Benelux	Sr. Vice President

Dutta, Manish	Senior Software Developer	Sr. Vice President

Edler, Vernon	Account Manager	Sr. Vice President

Emons, Ben	Portfolio Manager	Sr. Vice President

England, Jason S.	Portfolio Manager	Sr. Vice President

Feeny, Martin E.	Account Manager	Sr. Vice President

Feigley, Patrick	Divisional Sales Manager	Sr. Vice President

Ferber, Steven Ellis	DC Channel, Business Dev.	Sr. Vice President

Fields, Robert A.	Muni Product Manager	Sr. Vice President

Foxall, Julian	Portfolio Manager	Sr. Vice President

Frisch, Ursula T.	Account Manager	Sr. Vice President

Furusho, Hiroaki	Account Manager	Sr. Vice President

Galloway, Lee James	CMBS Asset Expert	Sr. Vice President

Gandolfi, Alessandro	Head, Bus Dev Italy	Sr. Vice President

Getter, Christopher T.	Product Manager, EM	Sr. Vice President

Giurlani, Gian Luca	European Re-Marketing	Sr. Vice President

Gould, Linda J	Fee Analyst	Sr. Vice President

Grabar, Gregory S.	Account Manager	Sr. Vice President

Gross, Jared B.	Product Manager, LDI	Sr. Vice President

Gubner, Adam L.	Distressed Credit Analyst	Sr. Vice President

Hastings, Arthur J.	Compliance Manager	Sr. Vice President

Hazlett, Gregory Alan	Global Equity Strategies	Sr. Vice President

Heimann, Ilan	Product Mgr - Advisory	Sr. Vice President

Helsing, Jeffrey	Portfolio Manager	Sr. Vice President

Hoffmann, Andrew Marriott	Real Asset Strategies	Sr. Vice President

Hofmann, Richard P.E.	Credit Analyst	Sr. Vice President

Hunjan, Maninder	Finan Eng Clnt Analytics	Sr. Vice President

Ing, Terrence Liu	Credit Analyst	Sr. Vice President

Inoue, Shinji	Account Manager	Sr. Vice President

Johnson, Eric D	Mutual Fund Admin	Sr. Vice President

Johnson, Nicholas J	Commodity Analyst	Sr. Vice President

Jones, Jeffrey Philip	Learning/Ldrshp Dvlpment	Sr. Vice President

Jones, Steven L.	Product Manager	Sr. Vice President

Kakuchi, Tadashi	Portfolio Manager	Sr. Vice President

Kao, Henry Shiao-Lung	Stable Value Account Mgr	Sr. Vice President

Karpov, Natalie	Account Manager	Sr. Vice President

Katz, Ulrich	Portfolio Manager	Sr. Vice President

Name	Title	Officer Title
Kavafyan, Constance	Acct Manager	Sr. Vice President

Kellerhals, Philipp	Head Quant Strategies	Sr. Vice President

Kelly, Benjamin Marcus	Account Manager	Sr. Vice President

Kersman, Alec	Account Manager	Sr. Vice President

Kezelman, Jason M.	Account Manager	Sr. Vice President

King Jr., John Stephen	Attorney	Sr. Vice President

Kirkowski, John Jeffrey	Executive Office	Sr. Vice President

Komatsu, Mitsuaki	Head of Compliance	Sr. Vice President

Korinke, Ryan Patrick	Product Manager	Sr. Vice President

Kressin, Thomas	Head - European Foreign Exchange Desk	Sr. Vice President

Kuhner, Kevin D.	Institutional Direct Mktr	Sr. Vice President

Lackey, Warren M.	Director, Communications	Sr. Vice President

Larsen, Henrik P.	Mgr Fund Administration	Sr. Vice President

Lawler, Patrick Michael	Equity Analyst	Sr. Vice President

Lawrence, John Milliman	Senior Default Manager	Sr. Vice President

LeBrun Jr., Richard R.	Attorney	Sr. Vice President

Lee, Robert Ru-Bor	Senior Software Developer	Sr. Vice President

Li, Ji	MBS/ABS Portfolio Manager	Sr. Vice President

Lian, Chia Liang	Head of Emerging Asia, Portfolio Management	Sr. Vice President

Linke, Gordon F.	Account Manager	Sr. Vice President

Loh, John J.	Sr. Risk&Control Officer	Sr. Vice President

Lopez, Rafael A.	Head Operations, AsiaPac	Sr. Vice President

Lowe, Erika Hayflick	Account Manager	Sr. Vice President

Ludwig, Steven Charles	Deputy CCO	Sr. Vice President

Mak, Richard	Portfolio Manager	Sr. Vice President

Mandy, Alain	Mgr, Cust, Acct & Fin Rep	Sr. Vice President

Maoui, Idriss	Asset Expert	Sr. Vice President

Martel, Rene	Product Manager	Sr. Vice President

Martin, Scott W.	Account Manager	Sr. Vice President

Marx, Christopher C.	Marketing Account Manager	Sr. Vice President

Matheos, Peter	Sr. Fin Eng Head Mod Valu	Sr. Vice President

Mazzocchi, Bettina Ester Florette	Re Marketing Account Mgr	Sr. Vice President

Mehta, Amit	Emerging Markets Analyst	Sr. Vice President

Mierau, Kristion T.	Portfolio Manager	Sr. Vice President

Miller Jr., Kendall P.	Portfolio Manager	Sr. Vice President

Milo, Davida J.	CRM Platform Manager	Sr. Vice President

Mitchell, Gail	Account Manager	Sr. Vice President

Mittal, Mohit	Portfolio Manager	Sr. Vice President

Moyer, Stephen George	Port Mgr/Anly, Dist Cred	Sr. Vice President

Muehlethaler, Jeffrey Charles	Account Manager	Sr. Vice President

Mulcahy, Matthew J.	Portfolio Manager	Sr. Vice President

Murray, John William	CMBS Portfolio Manager	Sr. Vice President

Murray, Sean S	National Retirement Sales Manager	Sr. Vice President

Nabors, Robin C.	Sr. HR Generalist	Sr. Vice President

Narasimhan, Krishnamoorthy	Asset Specialist	Sr. Vice President

Nest, Matthew J.	Account Manager	Sr. Vice President

|Name	Title	Officer Title
Ng, Albert K.	Senior Programmer	Sr. Vice President

Nguyen, Tommy D.	Head of Nordic Client Service	Sr. Vice President

Nishimi, Ryne Atsushi	Divisional Sales Manager	Sr. Vice President

Nojima, Sachiko	Manager, Operations	Sr. Vice President

O’Connell, Gillian	Manager of Operations	Sr. Vice President

Okamura, Shigeki	Account Manager	Sr. Vice President

Ollenburger, Loren P.	Account Mgr - Advisory	Sr. Vice President

Perez, Keith	Senior Developer	Sr. Vice President

Peterson, Danford O.	Portfolio Manager	Sr. Vice President

Phillipson, Daniel	Product Manager	Sr. Vice President

Pothalingam, Ketishwaran Somasunderam	Portfolio Manager	Sr. Vice President

Potthof, Axel	Portfolio Manager	Sr. Vice President

Putnicki, Matthew S	Portfolio Risk Manager	Sr. Vice President

Putyatin, Vladyslav	Portfolio Manager	Sr. Vice President

Qiu, Ying	Portfolio Manager, ABS-MBS	Sr. Vice President

Qu, Wendong	Financial Engineer	Sr. Vice President

Rahman, Lupin	Portfolio Manager	Sr. Vice President

Ratner, Joshua D.	Attorney	Sr. Vice President

Reimer, Ronald M.	Senior Manager	Sr. Vice President

Reisz, Paul W.	Product Manager	Sr. Vice President

Repoulis, Yiannis	Account Manager	Sr. Vice President

Ron, Uri	Asset Specialist	Sr. Vice President

Rudman, Stephen M.	Head of Internal Sales Desk	Sr. Vice President

Schaus, Stacy Leigh	Account Manager	Sr. Vice President

Schulist, Stephen O.	Financial Engineer	Sr. Vice President

Schultes, Adrian O.	Account Manager	Sr. Vice President

Schwetz, Myckola	Financial Engineer	Sr. Vice President

Sejima, Toru	Acct Mgr, Clnt Svcs-Pens	Sr. Vice President

Seksaria, Rahul M.	Portfolio Manager	Sr. Vice President

Shaw, Matthew D.	Account Manager	Sr. Vice President

Sheehy, Erica H.	Compliance	Sr. Vice President

Shepherd, Julie M.	Manager, AM Support	Sr. Vice President

Skobtsov, Ivan	Portfolio Manager	Sr. Vice President

Smith, Kenton Todd	ABS/MBS Analyst	Sr. Vice President

Smith, Zachary T	Business Development Officer	Sr. Vice President

Sonner, Michael	Portfolio Manager	Sr. Vice President

Springer, Jeffrey	Account Manager	Sr. Vice President

Stairs, Ben Holt	Divisional Sales Manager	Sr. Vice President

Stauffer, Christina	Account Manager	Sr. Vice President

Steele, Scott Patrick	Account Manager	Sr. Vice President

Strauch,Joel Edward	Account Manager	Sr. Vice President

Struc, Alexandru	Portfolio Manager	Sr. Vice President

Suskind, Donald W.	Product Manager	Sr. Vice President

Takeuchi, Ichiro	Account Manager	Sr. Vice President

Teceno, Frederick S.	Divisional Sales Manager	Sr. Vice President

Teceno, Frederick S.	Divisional Sales Manager	Sr. Vice President

Name	Title	Officer Title
Terry, Michael A.	Account Manager	Sr. Vice President

Theodore, Kyle J.	Account Manager	Sr. Vice President

Thomas, Mark G.	Dir of Managed Accounts	Sr. Vice President

Thompson, Michael Frazier	Head of Wealth Mgmt Asia	Sr. Vice President

Trevithick, Natalie	Portfolio Manager	Sr. Vice President

Trovato, Michael J.	Account Manager	Sr. Vice President

Tsubota, Shiro	Head of Operations, Tokyo	Sr. Vice President

Tsubota, Takeshi	Account Manager	Sr. Vice President

Tuttle, Melissa	Equity Trader	Sr. Vice President

Vallarta-Jordal, Maria-Theresa F.	Attorney	Sr. Vice President

van Akkeren, Marco	Portfolio Manager ABS-MBS	Sr. Vice President

van Bezooijen, Jeroen Teunis Steven	Product Manager, LDI	Sr. Vice President

van Zoelen, Henk Jan	Account Mgr	Sr. Vice President

Walker, Trent W.	Financial Reporting Mgr	Sr. Vice President

Watchorn, Michael C.	Port Mgr/Anly, Dist Cred	Sr. Vice President

Watford, Charles	Credit Research Analyst	Sr. Vice President

Werber, Keith Adam	Cash Desk Manager	Sr. Vice President

White, Timothy C.	Account Manager	Sr. Vice President

Whitton, Bransby M.	Real Return Product Manager	Sr. Vice President

Wild, Christian	Credit Research Analyst	Sr. Vice President

Winters, Kevin Michael	Account Manager	Sr. Vice President

Wittkop, Andrew T.	Portfolio Manager	Sr. Vice President

Witzler, Jochen	Head of Legal, Germany	Sr. Vice President

Wolf, Greggory S.	Fund Operations Manager	Sr. Vice President

Xue, Qing	Financial Engineer	Sr. Vice President

Yang, Jing	Structured Credit Assoc	Sr. Vice President

Zahradnik, Natalie Joy	ETF Strategist	Sr. Vice President

Zerner, Mary Alice	Head of Mktg Comm	Sr. Vice President

Adamec, Filip	Credit Analyst	Vice President

Adatia, Tina	Account Manager	Vice President

Agrawal, Shantanu	Distressed Credit Analyst	Vice President

Agredano, Carlos	Financial Engineer	Vice President

Aguirre, Steven F.	Account Manager	Vice President

Ahmedov, Berdibek	Product Mgr, Real Return	Vice President

Althof, Michael	Portfolio Manager	Vice President

Arif, Hozef	Portfolio Manager	Vice President

Arora, Bhanu	Financial Engineer	Vice President

Aspinall, Karen A.	Attorney	Vice President

Azznara, Matthew J	Sr. Web Project Manager	Vice President

Barnes, Donna E.	FINRA Prin & Compl Mgr	Vice President

Barnes, Michael	Senior Compliance Officer	Vice President

Bathurst, Anna C.	Executive Assistant	Vice President

Beard, Christopher	Manager, Compliance	Vice President

Benson, Sandra M.	Sr. Corporate Paralegal	Vice President

Bertolo, Matteo	Account Manager	Vice President

Betelman, Dimitri L	Software Development Manager	Vice President

Name	Title	Officer Title
Bewernitz, Jamie L.	Supervisor Communications	Vice President

Bierman, Dave H.	Infrastructure Manager	Vice President

Black, Maybel Marte	Account Manager	Vice President

Boehm, Timo	Portfolio Manager	Vice President

Bolton, Laurence Edwin	Attorney	Vice President

Bosner, Zeljka	Credit Analyst	Vice President

Boyd, C Robert	Senior Structure Analyst	Vice President

Boyd, Carlton B.	Spvsr Communications	Vice President

Bradshaw, Daniel Harold	Supervisor	Vice President

Bramblett, Andrew C.	Senior Software Developer	Vice President

Brandl, Michael	Portfolio Manager	Vice President

Brescini, Katie Louise	Manager	Vice President

Bright, John	Portfolio Associate	Vice President

Brons, Jelle	Portfolio Manager	Vice President

Brownell, Michael A.	Product Engineer	Vice President

Brune, Christopher P.	Portfolio Manager	Vice President

Burbano, Esteban	Product Manager	Vice President

Burdian, Michael R.	Port Assoc, Collateral	Vice President

Burns, Robert	Account Manager	Vice President

Caltagirone, Christopher	Portfolio Manager	Vice President

Cao-Garcia, Sabrina E.	Compliance Manager	Vice President

Chandra, Michael G.	Account Manager	Vice President

Chen, Lei	Financial Engineer	Vice President

Cheng, Audrey Lee	Attorney	Vice President

Cheong, Jennifer	Senior Business Analyst	Vice President

Cheung, Elaine Y L	Compliance Manager	Vice President

Chin, Mark	Credit Analyst	Vice President

Chin, Tracy	Credit Analyst	Vice President

Choi, Christine J.	HR Analytics	Vice President

Chopra, Amit	Portfolio Manager	Vice President

Chung, Alice W.	Key Account Manager	Vice President

Colasuonno, Richard T.	Account Manager	Vice President

Colombo, Cindy	Fund Operations	Vice President

Cooke, Anthony H.	Software Developer	Vice President

Cornelius, Darryl Paul	Product Specialist	Vice President

Cortes Gonzalez, Ana	Portfolio Manager, ABS	Vice President

Cotten, Lesley Elizabeth	Value Add Marketing Mgr	Vice President

Cottier, Monica Louise	Human Resources Manager	Vice President

Dabhi, Paresh Bhikhubhai	Quality Assurance Manager	Vice President

Dahlhoff, Juergen	Credit Research Analyst	Vice President

Danielsen, Birgitte	Account Manager	Vice President

Danik, Anna	Account Manager	Vice President

Das, Aniruddha	Account Manager	Vice President

David, Evan Allen	Software Development Mgr	Vice President

Davis, Mike J.	Lead Developer	Vice President

De Bellis, Mary	CIO Portfolio Associate	Vice President

Name	Title	Officer Title
De Lorenzo, Nicola A.	Business Mgt Associate	Vice President

de Segundo, Charles Sempill	Account Manager	Vice President

De Wachter, Stefan	Portfolio Manager	Vice President

Deitsch, Chaya S.	Sr. Marketing Writer	Vice President

Della Maria, Katherine K.	Account Manager	Vice President

Denis, Patrice	Account Manager	Vice President

Dewey, John E	Account Manager - Key Accounts	Vice President

Dewitt, Andrew Lowry	Port Assoc, Commodities	Vice President

Dieterle, Sean W.	Senior Product Specialist	Vice President

Dilek, Burcin	Team Lead Allianz KAG Sup	Vice President

Dittrich, Hanno	Head of ACE Compliance	Vice President

Dolan, Joseph P.	Portfolio Risk Manager	Vice President

Dombrovsky, Anton	Product Manager	Vice President

Dorsten, Matthew P.	Financial Engineer	Vice President

Dragesic, Anna	Product Manager	Vice President

Dugan, Travis J.	Derivatives Confirm Mgr	Vice President

Edwards, Ben Matthew	Account Manager	Vice President

Egawa, Tsuyoshi	Account Mgr, Institution	Vice President

Ellis, Edward L.	Account Manager	Vice President

Ellis, Michele Noel	Fund Operations	Vice President

Eltz, Antoinette	Account Manager	Vice President

English, Robert John	Account Manager	Vice President

Erdmann, Shannon Elizabeth	Portfolio Associate	Vice President

Evans, Stefanie D.	Sr Mortgage Credit Anlyst	Vice President

Eytle, Kaz	Team Leader	Vice President

Fejdasz, Melissa A.	Contracts Admin Manager	Vice President

Finder, Steven M.	Senior Recruiter	Vice President

Finkenzeller, Thomas	Portfolio Manager	Vice President

Flaherty III, Michael F.	Senior Compliance Officer	Vice President

Forsyth, Andrew C.	Head, Bus Dev Canada	Vice President

Fowler, Ellen	Executive Assistant	Vice President

Frederick, Jeffrey A.	Private Wealth Acct Mgr	Vice President

Froehlich, Frank	Compliance Officer	Vice President

Galaz, Ignacio	Account Manager	Vice President

Gandhi, Jaynthi K	Senior Compliance Officer	Vice President

Gannaway, Russell D.	CMBS Credit Analyst	Vice President

Garza, Rudolph Anthony	Account Manager	Vice President

Geneuglijk, Monique Esther	Compliance Officer	Vice President

Georgiou, Patrice	Internal Sales Desk Manager	Vice President

Gibbons, Michaela Ann	Key Account Manager	Vice President

Gorman, Brett P	Stable Value Account Mgr	Vice President

Gourley, Eric Alan	Senior Analyst	Vice President

Grady, Myrrha H.	Manager	Vice President

Graves, Zoya Schoenholtz	Global Strategic Mktg&Ad	Vice President

Gray, Kevin M.	Account Manager	Vice President

Greenwald, Joseph Michael	Sr. Portfolio Associate	Vice President

Name	Title	Officer Title
Grigorian, Arshavir	Software Engineer	Vice President

Grimm, Anna Anastasia	Financial Engineer	Vice President

Groslin, Eric	Sr Marketing Associate	Vice President

Grzesik, Marco	Head, Bus Dev France	Vice President

Gu, Haidi	Portfolio Manager	Vice President

Haaf, Tim	Portfolio Manager	Vice President

Hall, George Edward	Middle Office Manager	Vice President

Harry, Seon L	Fund Operations	Vice President

Hart, Ryan M.	Product Manager	Vice President

Hartl, Alexander	Marketing Account Manager	Vice President

Hauschild, Matthew Richard	Senior Developer	Vice President

Heilman, Allison M.	Human Resources Manager	Vice President

Heravi, Kaveh Christian	Technology Manager	Vice President

Herlan, Hans Joerg	Portfolio Manager	Vice President

Hirschauer, Inge Caroline	Portfolio Associate	Vice President

Huang, Jiaying	Credit Analyst	Vice President

Huerta, Maryam	Senior Pricing Manager	Vice President

Ingraham, Alexandria E.	Manager	Vice President

Jacobs, Brian Harold	Account Manager	Vice President

Jaffer, Salim	Account Manager	Vice President

Jain, Rachit	Advisory Analyst	Vice President

Jayanty, Nagendra	Portfolio Manager	Vice President

Johnson, Kelly	Account Manager	Vice President

Jordan, Daniel V.	Fin Business Analyst	Vice President

Kagy, Steven Ryan	Client Service Specialist	Vice President

Kang, Hojung	Credit Analyst	Vice President

Kapadia, Zubin Viraf	Credit Analyst	Vice President

Kaura, Baljit	Legal and Compliance, Canada	Vice President

Kelting, Julia	Portfolio Manager	Vice President

Kemp, Christopher E.	Portfolio Manager	Vice President

Kennedy, Gregory Joseph	Distressed Credit Analyst	Vice President

Kim, Aaron Hyun	Attorney	Vice President

Kim, Lisa	Product Engineer	Vice President

Kim, Paul Sang Jin	Product Manager	Vice President

Kimura, Souichi	Account Mgr, Remarketing	Vice President

Kingston, Rafer Alexander	Account Manager	Vice President

Kishimoto, Yayoi	Account Manager	Vice President

Klawitter, Patricia	Senior Product Specialist	Vice President

Kleinhans, Joern	Prod. Engineer - Advisory	Vice President

Klug, Harald	Account Manager	Vice President

Kothari, Sunil Omprakash	ABS Portfolio Manager	Vice President

Kraninger, Elizabeth Tech	CRM Func Business Analyst	Vice President

Kumar, Mukund	Sr Developer/Fin Engineer	Vice President

Kuraja-Vrdoljak, Antonija	Team Lead MMO Derivatives	Vice President

Lam, Chee Yang	Portfolio Risk Manager	Vice President

Lang, Eddie F	Strategic Ops Project Mgr	Vice President

Name	Title	Officer Title
Lange, Thomas	Portfolio Manager	Vice President

Lantz, Adam	Attorney	Vice President

Leong, Chon-Ian	Alternatives	Vice President

Leong, Foong Ching	Funds Admin Manager	Vice President

Levine, Andrew H	Attorney	Vice President

Lilly III, Frederick Vivan	Account Manager	Vice President

Lim, Jaclyn Hwei Yin	Account Manager	Vice President

Lin, Yangxu	Senior Financial Analyst	Vice President

Linder, Astrid	Product Manager	Vice President

Lisenkov, Maksim	Fin Business Analyst	Vice President

Liwski, Michael V.	Mgr, Client Report & Pres	Vice President

Lofdahl, Christopher F.	Account Manager	Vice President

Loh, Cynthia Elizabeth Yue-Ling	Account Manager	Vice President

Long, Hui	Financial Engineer	Vice President

Lopez, Joy Lynn	Tax Manager	Vice President

Loriferne, Matthieu Hubert Felix	Credit Analyst	Vice President

Love, David Bernard	Account Manager	Vice President

Lucarelli, Michael	Marketing Account Manager	Vice President

Madan, Arjun	Portfolio Manager	Vice President

Makhdumi, Naila	Account Manager	Vice President

Manseau Guerdat, Chantal Marie Helene	Account Manager	Vice President

Marr, Bradley J.	Credit Analyst	Vice President

Martini, Nadege	Portfolio Manager	Vice President

Martinschledde, Juergen	Quantitative Analyst	Vice President

Matos, Gabriel	Asst Dir of Managed Acct	Vice President

Matsuo, Fumiko	Account Manager	Vice President

Mayershofer, Veronika	Portfolio Associate	Vice President

McCann, Patrick Murphy	Global Operations	Vice President

McCarthy, Sean M.	Corporate Credit Analyst	Vice President

McElwaine, Haley Elizabeth	Account Manager	Vice President

McIntosh, Marshall Nolan	Sr.Mkt Mgr.PartnershipMkt	Vice President

McLenaghan, Matthew	Account Manager	Vice President

Medema, Lalantika	Structured Credit Assoc	Vice President

Merz, Frederic	Portfolio Manager	Vice President

Metsch, Mark E.	Financial Engineer	Vice President

Metzbower, Marion	Senior Key Accounts Manager	Vice President

Micali, Carlo	Account Manager	Vice President

Middleton, Sarah Elizabeth	Mgr, Emp Actv/Outreach	Vice President

Mieth, Roland	Portfolio Manager, EM	Vice President

Miller, Peter	Account Manager-Insurance	Vice President

Minamisawa, Hidetoshi	Account Manager	Vice President

Miny, Julie-Anna	Account Manager	Vice President

Moeljanto, Lanny H.	Manager	Vice President

Morrison, John Edward	Account Manager	Vice President

Mueller, Markus	Portfolio Manager	Vice President

Murano, Yuko	HR Manager	Vice President

Name	Title	Officer Title
Narens, Joseph A	Credit Analyst	Vice President

Neumeyer, Christopher D.	Distressed Credit Analyst	Vice President

Nguyen, Luyen Dinh	Infrastructure Manager	Vice President

Nocera, Maddalena	Re-Marketing Manager	Vice President

Nunziata, Cristina	Account Manager	Vice President

O’Brien, Sarah Patricia	Account Manager	Vice President

O’Connor, Brooke Leahy	Key Account Manager	Vice President

O’Connor, Lindsey E	Advisory CMBS Asset Expert	Vice President

Okuma, Sachiko	Account Manager	Vice President

Olazabal, Joshua A	Credit Analyst	Vice President

O’Shea, Seamus M.	Portfolio Associate	Vice President

Otterbein, Marie S.	Spvsr Producer Group	Vice President

Paliwal, Amit Kumar	Asset Analyst	Vice President

Parikh, Bijal Y.	Manager	Vice President

Pawliczek, Steven Mark	Credit Analyst	Vice President

Pedersen, Niels Kjaeroaard	Finan Eng Clnt Analytics	Vice President

Pejavar, Sheila M.	Account Manager	Vice President

Pena, Joel Arias	Account Manager	Vice President

Perez, Iohan	Portfolio Manager	Vice President

Peterson, Carrie E	Product Manager	Vice President

Pfohlman, Donald	Supervisor	Vice President

Pittluck, Brian J.	Fund Operations Manager	Vice President

Plotke, Chad D.	Account Manager	Vice President

Pompa Jr., William Frank	Account Manager	Vice President

Pont, Nicholas James	Remarketing Acct Manager	Vice President

Porras, Juan C.	Financial Engineer	Vice President

Porter, David Brian	Account Manager	Vice President

Porter, Mukya Sue Denise	Senior Compliance Officer	Vice President

Price, Rosamond Jane	Remarketing Acct Manager	Vice President

Pricer, Jesse L.	Account Manager	Vice President

Proeve, Maren	Credit Research Analyst	Vice President

Purani, Chitrang K.	Portfolio Mgr, Insurance	Vice President

Qi, Peishen	Fin Engnr / Quant Devlpr	Vice President

Qiao, Yi	Portfolio Manager	Vice President

Rafiei, Meymanet	Manager	Vice President

Rahari, Pierre-Yves	Manager, Shareholder Svcs	Vice President

Rajaie, Emad Mohsin	Account Manager	Vice President

Rana, Javed	Business Development Account Manager	Vice President

Reid, Michael	Media Relations	Vice President

Reimer, Danelle J.	Trading Floor Manager	Vice President

Reynolds, Joel D.	Compliance Officer	Vice President

Richards, Karen Elizabeth	Compliance Officer	Vice President

Riendeau, Kevin	Business Manager	Vice President

Rimle, Juerg	Head of Wholesale Swiss	Vice President

Robinson, Laura	CIO Portfolio Associate	Vice President

Rowe, Cathy T.	Administrative Port Mgr	Vice President

Name	Title	Officer Title
Rudolph, Lynn Marie	Senior HR Generalist	Vice President

Ruebesam, Roland	Credit Research Analyst	Vice President

Sakane, Yoshiyuki	Account Manager	Vice President

Salastekar, Deepa A	Account Manager	Vice President

Sanathara, Rushant A.	Account Manager	Vice President

Sasaki, Stacie Sue	Campus Recruiter	Vice President

Schneider, Patrick	Portfolio Manager	Vice President

Schuetz, Christian	Credit Research Analyst	Vice President

Schwab, Gerlinde	Portfolio Manager	Vice President

Schwab, Stephen D.	Head of DC Sales Support	Vice President

Scibisz, Iwona E.	Account Manager	Vice President

Scorah, Ian	Legal Counsel	Vice President

Serafino Jr., George P.	Developer	Vice President

Sesay, Therenah	Mgr Account Associate	Vice President

Shah, Sapna Kiran	Account Manager	Vice President

Shimono, Dennis C.	Compliance Officer	Vice President

Shiroyama, Taro	Account Manager	Vice President

Shvetz, Brendon	Portfolio Manager	Vice President

Simonian, Joseph Sooren	Finan Eng Clnt Analytics	Vice President

Singal, Alka	Account Manager	Vice President

Singh, Anil	Operations/FE Support Mgr	Vice President

Skov, Kimble E.	Account Manager	Vice President

Slone, Eric Foster	Asset Information Manager	Vice President

Snow, Stephen Kimball	Tax Manager, Alternative Products	Vice President

Soto, Alyssa Michele	Manager	Vice President

Spandri, Tobias	Portfolio Manager	Vice President

Spicijaric, Jennifer N.	Fails Management	Vice President

Stahnke, Oliver	Portfolio Associate	Vice President

Stancil, Thomas Arin	GIPS Compliance Manager	Vice President

Steiner, Jason Robert	ABS Credit Analyst	Vice President

Stravato, Richard	Account Manager	Vice President

Takizuka, Hikaru	Compliance Manager	Vice President

Tam, Joe	Manager	Vice President

Tamura, Maiko	Credit Analyst	Vice President

Telish, Christine M.	Account Manager	Vice President

Tersin, Dominique	Portfolio Manager	Vice President

Tiwari, Ashish	Product Manager	Vice President

To, Steven P.	Software Development Mgr	Vice President

Tomlinson, Brian	Portfolio Manager	Vice President

Traber, Eva-Maria	Portfolio Associate	Vice President

Tracy, Lauren Rita	Account Manager	Vice President

Tran, Loc Khanh	Sr Database Administrator	Vice President

Tredwell, Alonzo S.	Account Manager	Vice President

Trinidad, Ronaele K.	Treasury Manager	Vice President

Tsagogeorgas, Gregory	Business Development Account Manager	Vice President

Tsu, Bryan	Portfolio Analyst	Vice President

Name	Title	Officer Title
Tu, Chong	Financial Engineer	Vice President

Upadhyay, Nishant	Portfolio Manager	Vice President

van Houden, John Pascal	Financial Business Analyst	Vice President

Veit, Konstantin	Head of Trade Support	Vice President

Velasco, Christine Ann	Manager	Vice President

Velicer, Erik A.	Manager	Vice President

Verma, Monica	Retail Operations	Vice President

Vigen, Karen K.	Compliance Manager	Vice President

Villaveces, Cesar	CMBS Asset Expert	Vice President

von der Linden, Gregory S	Recruiting	Vice President

Walenbergh, Mark	Account Manager	Vice President

Walny, Ronit M.	Product Manager	Vice President

Walsh, Masako	Sr Global Project Mgr	Vice President

Walther, Kasten	Portfolio Manager	Vice President

Warner IV, Hansford B.	Structured Credit Analyst	Vice President

Washington, Alton L.	Account Manager	Vice President

Webb, Jonathan Daniel	Account Manager	Vice President

Weinberger, Michele Deborah	Account Manager	Vice President

Wendler IV, Paul Frederick	Middle Office Manager	Vice President

White, John Norton	Financial Writer	Vice President

Whitewolf, Lance E.	Funds Statistics	Vice President

Wildermuth, Paul T.	Manager	Vice President

Williams III, Charles A	Office Services & Support	Vice President

Williams, Graeme Carey	C++ Programmer	Vice President

Williams, Jason A.	Portfolio Manager	Vice President

Wong, Lincoln H.J.	Operations/Middle Ofc Mgr	Vice President

Wong, Tammy Nguyen	CRM Functional Lead	Vice President

Xu, Chen	Portfolio Manager	Vice President

Xu, Jianghua	Senior Software Developer	Vice President

Xu, Liqing	Financial Engineer	Vice President

Yan, Zhidong	Senior Developer	Vice President

Yap, Katina Lay Yong	Finance & Admin Manager	Vice President

Yasnov, Vadim Igorevich	Financial Engr/Developer	Vice President

Yildiz, Sadettin	Portfolio Manager	Vice President

Yin, Haining	Product Manager	Vice President

Yip, Jonathan	Credit Analyst	Vice President

Yip, Paul Sin	Manager, Database Admin	Vice President

Yoon, Jinhy	Credit Analyst	Vice President

Yoon, Kenneth G.	Manager	Vice President

Yoshida, Taizo	Account Manager	Vice President

Yu, Anna W.	Account Manager	Vice President

Yu, Qinzhu	Portfolio Risk Manager	Vice President

Yu, Walter	Senior Software Developer	Vice President

Zhang, Haibin	Asset Analyst	Vice President

Zimmerman, Glen A.	Sr. Marketing Manager	Vice President

PYRAMIS GLOBAL ADVISORS, LLC. (“PYRAMIS”)

The directors and officers of Pyramis have held, during the past two fiscal years, the following positions of a substantial nature.

Kevin Charles Uebelein President, Chief Executive Officer, Chairman, and Director

Kenneth Alan Rathgeber Chief Compliance Officer

William E. Dailey Senior Vice President, Chief Administrative Officer, and

Director (2009); Senior Vice President, Chief Financial Officer, Treasurer, and

Director

Young Duchung Chin Chief Investment Officer and Director

James Carroll Director

Michael Barnett Director

Patrick Mc Nelis Director (Resigned 2010)

Robert J. Haber Chief Investment Officer (Resigned 2009)

Michael William Howard Senior Vice President, Chief Financial Officer, Treasurer, and Director (Resigned 2009)

Michael Cappucci Secretary

Mark Friebel Senior Vice President

Robert Swanson Vice President

David Shore Assistant Secretary

RAINIER INVESTMENT MANAGEMENT, INC. (“RAINIER”)

The following are the names and principal occupations of the principal executive officer and each director of Rainier. The address of the principal executive officer and each director is 601 Union Street, Seattle, Washington 98101.

Name	Principal Occupation
James M. Margard	Chairman of the Board and Chief Investment Officer (1991)

Mark W. Broughton	Senior Equity Portfolio Manager (2002)

Mark H. Dawson	Senior Equity Portfolio Manager (1996)

Andrea L. Durbin	Senior Equity Portfolio Manager (2002)

Peter M. Musser	Senior Equity Portfolio Manager (1994)

Kurt Polk	Global Head of Distribution (2002)

James M. Ridgeway	President and Chief Executive Officer (2005)

SANDS CAPITAL MANAGEMENT, LLC (“SANDS Capital”)

Sands Capital Management, LLC is located at:

1101 Wilson Blvd., Suite 2300, Arlington, VA 22209

I. Identification of Portfolio Managers or Management Team Members – Members who are jointly and primarily responsible for the day-today management of the Growth Opportunities Fund’s portfolio:

Name	Title	Length of Service	Business Experience Past 5 Years
Frank M. Sands Jr., CFA	Chief Investment Officer, Chief Executive Officer	8 Years	N/A

II. Description of Portfolio Managers or Management Team Members: Describe below the role of each Portfolio Manager or Management Team identified above in Section I. Clarify each member’s role on team, including any limitations on, and relationships among, roles.

Frank M. Sands, Jr., CFA

Chief Investment Officer and Member of Investment Team. Final decision maker in portfolio decisions for the target portfolio for the firm.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (“SYSTEMATIC”)

Following are the names and occupations of the principal executive officers of Systematic. The address of all principal executive officers is 300 Frank W. Burr Boulevard Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Name	Principal Occupation
Karen E. Kohler	Chief Operating Officer / Chief Compliance Officer / Partner Joined Systematic 2006

Greg Wood	Head Trader / Partner Joined Systematic 1996

D. Kevin McCreesh, CFA	Chief Investment Officer / Portfolio Manager / Partner Joined Systematic 1996

Kenneth Burgess, CFA	Portfolio Manager / Partner Joined Systematic 1993

Ronald Mushock, CFA	Portfolio Manager / Partner Joined Systematic 1997

Eoin Middaugh, CFA,	Portfolio Manager / Partner Joined Systematic 2002

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (“T. Rowe Price Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. T. Rowe Price Group is a Maryland corporation and was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was organized in Maryland in 2000 as a federally chartered savings bank. The Savings Bank provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“TRPI”) was incorporated in Maryland in 1979 and provided investment management services with respect to foreign securities for registered investment companies and other institutional investors. TRPI was formerly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and was also registered or licensed with the United Kingdom Financial Services Authority (“FSA”), the Monetary Authority of Singapore (“MAS”), and the Securities and Futures Commission of Hong Kong (“SFC”). TRPI was merged into Price Associates in 2010.

T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, was organized in 2000 as a United Kingdom corporation. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd (“T. Rowe Price International”). T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the FSA, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan. T. Rowe Price International sponsors and serves as adviser to foreign collective investment schemes and is responsible for marketing and client servicing for non-U.S. clients. T. Rowe Price International provides investment management services to registered investment companies and other institutional investors, and may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, and/or T. Rowe Price Singapore Private LtdT. Rowe Price International also acts as sponsor, investment manager, and primary distributor of the TRP Funds SICAV. T. Rowe Price International is headquartered in London and has several other branch offices around the world.

T. Rowe Price Hong Kong Limited (“Price Hong Kong”), a wholly owned subsidiary of T. Rowe Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets.

T. Rowe Price Singapore Private Ltd (“Price Singapore”), a wholly owned subsidiary of T. Rowe Price International, was organized as a Singapore limited private company in 2010. Price Singapore holds a Capital Markets Service License in Fund Management with the MAS and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Singapore serves as a subadviser to registered investment companies, and may provide investment management services for institutional clients and certain commingled products for which T. Rowe Price International serves as adviser.

T. Rowe Price Global Asset Management Limited (“Global Asset Management”), was a U.K. corporation, and was formerly licensed with the FSA and registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Global Asset Management was dissolved and liquidated in 2010.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products and section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and nonqualified employee benefit plans, individual retirement accounts, and common trust funds.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a U.K.-based corporate finance advisory firm.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. TRP Canada is also registered with the Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, and the Autorité des Marchés Financiers in Quebec. TRP Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to Price Associates, T. Rowe Price International, Price Hong Kong, and/or Price Singapore.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc. (“TRP Finance”) was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets. TRP Finance was merged into Price Associates in 2009.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

T. Rowe Price (Luxembourg) Management SARL is a Luxembourg company, incorporated on April 5, 1990 (and purchased by T. Rowe Price Group on May 23, 2003). The Company acts as the sponsor of certain Luxembourg FCPs, and is charged with the administration and management of the funds. The Company outsources all functions associated with such administration and management.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

James T. Brady, Director of T. Rowe Price Group. Mr. Brady is the Mid-Atlantic Managing Director of Ballantrae International, Ltd., a management consulting firm. He currently serves on the Board of Directors of Nexcen Brands, Inc., an owner, manager, and developer of intellectual property; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. Alfred Broaddus, Jr., Director of T. Rowe Price Group. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 4114 Hanover Avenue, Richmond, Virginia 23221.

Donald B. Hebb, Jr., Director of T. Rowe Price Group. Mr. Hebb is the chairman of, and from 1990-2007 was the managing general partner of, ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

Robert MacLellan, Director of T. Rowe Price Group. Mr. MacLellan is non-executive chairman of Northleaf Capital Partners. Mr. MacLellan’s address is 79 Wellington Street West, Toronto, ON M5K 1N9. He also serves on the boards of directors of Ace Aviation Holdings Inc. and Maple Leaf Sports Entertainment.

Dr. Alfred Sommer, Director of T. Rowe Price Group. Dr. Sommer served as dean of the Johns Hopkins Bloomberg School of Public Health from 1990 to 2005. He continues to serve as Dean Emeritus and professor of ophthalmology, epidemiology, and international health at this institution; Director of BD, Inc., a medical technology company; Chairman of the Micronutrient Forum; Director of the Lasker Foundation; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room E6527, Baltimore, Maryland 21205.

Dwight S. Taylor, Director of T. Rowe Price Group. From 1998-2009, Mr. Taylor was president of COPT Development and Construction, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust. He is a director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. Mr. Taylor is a founding member of Associated Black Charities of Maryland and currently serves on the Board of Trustees of the Baltimore Polytechnic Institute Foundation, Capitol College, and Lincoln University. Mr. Taylor’s address is 22 Stone Gate Court, Pikesville, Maryland 21208.

Anne Marie Whittemore, Director of T. Rowe Price Group. Ms. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Ms. Whittemore’s address is One James Center, Richmond, Virginia 23219.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds (Price Associates, Price Hong Kong, Price International, and Price Singapore):

Name	Company Name	Position Held With Company
Christopher D. Alderson	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Director Vice President

	T. Rowe Price International Ltd	Director

	T. Rowe Price (Luxembourg) Management SARL	Director President – International Equity

	T. Rowe Price Singapore Private Ltd	Director Vice President

Edward C. Bernard	T. Rowe Price Advisory Services, Inc.	Director President

	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price (Canada), Inc.	Director President

	T. Rowe Price Group, Inc.	Vice Chairman of the Board Director Vice President

	T. Rowe Price Insurance Agency, Inc.	Director President

	T. Rowe Price International Ltd	Chief Executive Officer Chairman of the Board Director

	T. Rowe Price Investment Services, Inc.	Chairman of the Board Director President

	T. Rowe Price (Luxembourg) Management SARL	Director

	T. Rowe Price Retirement Plan Services, Inc.	Chairman of the Board Director

	T. Rowe Price Savings Bank	Chairman of the Board Director

	T. Rowe Price Services, Inc.	Chairman of the Board Director

	T. Rowe Price Trust Company	Chairman of the Board Chief Executive Officer Director President

Jeremy M. Fisher	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Chief Compliance Officer Vice President

	T. Rowe Price International Ltd	Chief Compliance Officer Vice President

	T. Rowe Price Singapore Private Ltd	Chief Compliance Officer Vice President

John R. Gilner	T. Rowe Price Advisory Services, Inc.	Chief Compliance Officer

	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice President

	T. Rowe Price (Canada), Inc.	Chief Compliance Officer Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Investment Services, Inc.	Vice President

Ian D. Kelson	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price International Ltd	President – International Fixed Income

James A.C. Kennedy	T. Rowe Price Associates, Inc.	Director President

	T. Rowe Price Group, Inc.	Chief Executive Officer Director President

	T. Rowe Price International Ltd	Director Vice President

Kenneth V. Moreland	T. Rowe Price Associates, Inc.	Chief Financial Officer

	TRP Colorado Springs, LLC.	President

	T. Rowe Price Group, Inc.	Chief Financial Officer Vice President Treasurer

	TRP Office Florida, LLC	President

	TRP Suburban, Inc.	Director President

	TRP Suburban Second, Inc.	Director President

Brian C. Rogers	T. Rowe Price Associates, Inc.	Chief Investment Officer Director Vice President

	T. Rowe Price Group, Inc.	Chairman of the Board Chief Investment Officer Director Vice President

	T. Rowe Price Trust Company	Vice President

R. Todd Ruppert	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price (Canada), Inc.	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe International Ltd	Director President – International Institutional Services

	T. Rowe Price Investment Services, Inc.	Vice President

	T. Rowe Price (Luxembourg) Management SARL	Director

	T. Rowe Price Retirement Plan Services, Inc.	Vice President

	T. Rowe Price Trust Company	Vice President

	TRPH Corporation	Director President
William W. Strickland, Jr.	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Group, Inc.	Chief Technology Officer Vice President

William J. Stromberg	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price (Canada), Inc.	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Vice President

	T. Rowe Price International Ltd	Vice President

	T. Rowe Price Singapore Private Ltd	Vice President

	T. Rowe Price Trust Company	Vice President

Christine To	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Director Vice President

Keswaral Visuvalingam	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Vice President

	T. Rowe Price Singapore Private Ltd	Chief Executive Officer Director Vice President

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“THE BOSTON COMPANY”)

Officers & Directors AS OF 08/05/2010

The principal business address of The Boston Company is 1 Boston Place, Boston, MA 02108-4402. The Boston Company is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Corey Griffin	The Boston Company Asset Management, LLC	Manager

David Cameron	The Boston Company Asset Management, LLC	Chairman, President, CEO and Manager

Phillip N. Maisano	The Boston Company Asset Management, LLC	Manager

	The Dreyfus Corporation	CIO, Vice Chair and Director

	Mellon Capital Management Corp.	Director

	Newton Management Limited	Director

	Standish Mellon Asset Management Company LLC	Manager

	EACM Advisors LLC	Manager

	Alternative Holdings I, LLC	President

	Alternative Holdings II, LLC	President

	BNY Alcentra Group Holdings, Inc.	Director

	BNY Mellon, National Association	Senior Vice President

	Mellon Global Alternative Investments Limited	Director

	Mellon Holdings LLC	Signing Officer

	Pareto Investment Management Limited	Director

	Urdang Capital Management, Inc	Director

	Urdang Securities Management, Inc.	Director

	Ivy Asset Management LLC	Director and Manager

Cyrus Taraporevala	Urdang Capital Management, Inc.	Director

	The Boston Company Asset Management, LLC	Manager

	BNY Mellon, National Association	Executive Vice President

	The Bank of New York Mellon	Executive Vice President

	The Dreyfus Corporation	Director

	Urdang Securities Management, Inc.	Director

Edward Ladd	The Boston Company Asset Management, LLC	Manager

	Standish Mellon Asset Management Company LLC	Manager

	BNY Alcentra Group Holdings, Inc.	Director
	Pareto Investment Management Limited	Director

Scott E. Wennerholm	EACM Advisors, LLC	Manager

	Mellon Capital Management Corporation	Director

	Newton Management Limited	Director

	Standish Mellon Asset Management Company LLC	Manager

	The Boston Company Asset Management, LLC	Manager

	MAM (MA) Holdings Trust	Trustee

	Alternative Holdings I, LLC	Manager

	Alternative Holdings II, LLC	Manager

	BNY Alcentra Group Holdings, Inc	Director

	BNY Mellon, National Association	Executive Vice President

	Fixed Income and Cash AM Service Company LLC	Manager

	Ivy Asset Management LLC	Manager

	Mellon International Holdings S.à r.l	Manager

	Pareto Investment Management Limited	Director

	The Dreyfus Corporation	Director

	Urdang Capital Management, Inc.	Director

	Urdang Securities Management, Inc.	Director

	The Bank of New York Mellon	Executive Vice President

	USPLP, Inc.	Director and President

TURNER INVESTMENT PARTNERS, INC. (“TURNER”)

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY
Thomas R. Trala Chief Operating Officer, Executive Managing Director, Secretary	Turner Funds Turner Funds Turner Investments Pte. Ltd.	President Trustee Board Member & Chief Operating Officer

	Turner International Ltd.	Trustee

	Turner Investment Management LLC	Board Member, President & Chief Operating Officer & Treasurer

Mark D. Turner President, Senior Portfolio Manager	Turner Investment Management, LLC The Episcopal Academy (Newtown Square, PA)	Chairman Trustee

Robert E. Turner Chairman; Chief Investment Officer	Turner Investments Pte. Ltd. Turner International Ltd. Bradley University (Peoria, IL)	Board Member Trustee Trustee

Christopher K. McHugh Vice Chairman, Senior Portfolio Manager	Philadelphia University	Trustee
The principal address of Turner Investment Partners, Inc. and its subsidiary Turner Investment Management is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

The principal address of Turner International Ltd. is 12 Plumtree Court, London, EC4A 4HT.

The principal address of Turner Investments Pte. Ltd. is Penthouse Level, Suntec Tower Three, 8 Temasek Blvd, Singapore, 038988.

VICTORY CAPITAL MANAGEMENT INC. (“VICTORY”)

EXECUTIVE OFFICERS AND DIRECTORS

Full Legal Name	Title or Status	Date Title or Status Acquired
Keybank National Association	Shareholder	7/2003
Adelman, Heidi, Lee	CIO – Mortgage Investments	11/2010
Babin, Lawrence, Geller I	CIO – Diversified Product	9/2004
Betchkal, Greg, John	Board of Directors	3/2010
Black, Michael	Treasurer/Chief Financial Officer	12/2008
Brown, David, Craig	Co-Chief Executive Officer, Co-President and COO	1/2006
Fox, Kenneth, Floyd I	Chief Compliance Officer	9/2001
Globits, Leslie, Z	CIO – Mid Cap Product	3/2007
Janus, Richard, Lewis	CIO - Convertible Securities Product	1/2005
Knerr, Matthias, Achim	CIO - International Large Cap Equity	11/2008
Lindsay, Margaret	CIO - International Small Cap Equity	7/2006
Maronak, Erick, Fabian	CIO - Large Cap Growth	1/2005
Miller, Gary, Howard	CIO – Small Cap Product	3/2006
Ohmact, Christopher, A.	Co-Chief Executive Officer and Co-President	9/2010
Pelaia, Ernest C.	CIO – Passive Investments	11/2010
River, Gregory, Nathan	Head of Investments	2/2006
Sachdeva, Arvind, Kumar I	CIO – Intrinsic Value Product	9/2004
Toft, Paul, Allen	CIO – Municipal Investments	11/2010
Wagner, Robert, Leonard I	Chairman	3/2005
Wesselkamper, Charles, Stephen	CIO – Money Market Investments	11/2010
Zeiger, Richard, Glenn	Secretary	5/2005

MANAGEMENT COMMITTEE MEMBERS

CIOs and

HEAD OF EQUITY RESEARCH

Heidi L. Adelman

Ms. Adelman is the CIO and Lead Portfolio Manager of Victory’s Mortgage Investments strategy. She is responsible for all asset-, commercial- and mortgage-backed securities in Taxable Fixed Income portfolios. She is also the lead Portfolio Manager on government and securitized-only portfolios. Ms. Adelman joined Victory in 1996 following 2 years prior investment experience. Prior to joining Victory, she held positions within KeyCorp in the audit, asset compliance, and money market asset management areas. Ms. Adelman was born in 1969. Ms. Adelman holds a Bachelor of Science degree from The Ohio State University.

Lawrence G. Babin

Mr. Babin is the CIO and lead portfolio manager of the Diversified Equity strategy. Mr. Babin joined Victory and/or an affiliate in 1982, following nine years prior investment experience. Mr. Babin was born in 1948. Mr. Babin received his Bachelor of Science Degree in Economics from the Wharton School at the University of Pennsylvania in 1970 and his Master of Business Administration Degree in Finance from the University of Michigan in 1973. Mr. Babin is also a Chartered Financial Analyst Charterholder.

Greg J. Betchkal

Mr. Betchkal has been appointed as the Chief Compliance Officer of KeyBank, NA. Prior to joining KeyBank, Mr. Betchkal was employed by Citibank, NA. During that time he maintained a series of positions; Managing Director, Compliance and Control for Banking and Investment Products. Mr. Betchkal worked for Citigroup’s Non-Resident Indian Business as Global Compliance Head. Prior positions include General Counsel and Director of Compliance for Citisolutions; EVP, Deputy General Counsel and Director of Compliance for Citigroup’s Primerica Financial Services. While employed by ING Advisors Network, Inc. Mr. Betchkal was the Chief Compliance Officer. Other employers include Fifth Third Bank where he was a Vice President and Director of Compliance; while employed by Vestax Securities he was a Vice President and a Chief Compliance Officer. Mr. Betchkal was also the Staff Attorney at The Ohio Division of Securities for Broker/Dealer and Enforcement Sections. Mr. Betchkal was born in 1963. He received his Bachelor of Arts Degree from Fairfield University in May 1986. Mr. Betchkal received his law Juris Doctor from The Ohio State University College of Law, in 1989.

Michael Black

Mr. Black is the Treasurer and Chief Financial Officer of Victory Capital Management. Mr. Black has been with KeyCorp since 2005 and joined Victory in 2008. Prior to his tenure as Chief Financial Officer, Mr. Black was Vice President and Senior Finance Manager for the Real Estate Capital line of business and has 12 years of experience in the financial services industry. Mr. Black was born in 1970. Prior to joining Key, Mr. Black was Finance Manager for Regional Banking at FleetBoston Financial. Mr. Black holds a Bachelor of Science degree in Business Administration from Northeastern University.

David C. Brown

Mr. Brown is Co-Chief Executive Officer with Victory Capital Management Inc. Mr. Brown also serves as a Trustee for the Victory Funds. Mr. Brown is a Director on the Victory Capital Management Board of Directors, a member of Austin Capital Management’s Board of Directors and a member of KeyCorp Executive Council. Mr. Brown serves as Co-Chair of the Victory Capital Management Committee and is a Director on the Board of Directors of Victory Capital Advisors. Prior to joining Victory in 2004, Mr. Brown spent five years at Gartmore Global Investments in a number of management positions. Mr. Brown also served as Chief Financial Officer and Chief Operating Officer of Gartmore Emerging Managers, LLC. Prior to joining Gartmore, Mr. Brown worked for Ernst & Young as a manager in the Assurance and Advisory Business Services unit. Mr. Brown was born in 1972. Mr. Brown received his Bachelor of Arts Degree in Political Science and Accounting from Ursinus College in May of 1994 and his Master Degree in Business Administration from Case Western Reserve University in May 2007. Mr. Brown is also a Certified Public Accountant. Mr. Brown also maintains FINRA Series 7 securities license.

Kenneth F. Fox

Mr. Fox is the Chief Compliance Officer of Victory Capital Management Inc., Victory Capital Advisers, and Austin Capital Management, LTD. Mr. Fox joined KeyCorp as an Associate Vice President in 1997. Mr. Fox was Vice President of Key Investments Inc. from 1997 to 1999 and First Vice President and Assistant Director of Compliance at McDonald Investments Inc. from 1999 to 2001. Mr. Fox was born in 1967. Mr. Fox received his Bachelor of Arts Degree in International Business from Bowling Green State University in 1990 and his Master of Arts Degree in Business Administration from Cleveland State University in 1998. Mr. Fox also maintains FINRA Series 7, 9, 10, 23 and 66 securities licenses.

Leslie Globits

Mr. Globits is the CIO and lead portfolio manager of the Mid Cap Equity strategy. Mr. Globits is responsible for investment management for all Mid Cap Equity vehicles, including institutional portfolios, the Victory Special Value Fund, and the common and collective funds. Mr. Globits has been a member of the Mid Cap Equity team since 2003. Mr. Globits joined Victory and/or an affiliate in 1987 following four years prior investment experience. Mr. Globits was born in 1958. Prior to joining Victory, Mr. Globits served as a senior financial analyst for KeyCorp, senior financial officer for Ameritrust, KeyCorp’s former entity, financial analyst for TransOhio Savings Bank, and an economist for Currency Brokers in Sydney, Australia. Mr. Globits received his

Bachelor of Arts Degree in Economics and History from The University of New South Wales (Sydney, Australia) in 1984 and his Master of Business Administration Degree in Finance from Cleveland State University in 1991.

Richard A. Janus

Mr. Janus is the CIO and lead portfolio manager of the Convertible Securities strategy. Mr. Janus joined Key in 1977 following three years prior investment experience. Mr. Janus was born in 1947. Mr. Janus received his Bachelor of Science Degree from David N. Myers University in 1969 and a Master of Economics Degree from Cleveland State University in 1977. Mr. Janus is also a Chartered Financial Analyst Charterholder and a Certified Financial Planner.

Matthias A. Knerr

Mr. Knerr is the CIO and lead portfolio manager of the International Large Cap Equity strategies. He has 13 years of investment experience. Mr. Knerr was born in 1973. Prior to joining Victory Capital Management in 2008, Mr. Knerr worked for Deutsche Asset Management, where he was a managing director and portfolio manager. Mr. Knerr holds a Bachelor of Science from Pennsylvania State University and is a Chartered Financial Analyst Charterholder.

Margaret Lindsay

Ms. Lindsay is the CIO and lead portfolio manager of the International Small Cap Equity strategies. Ms. Lindsay joined Victory in 2006. Prior to joining Victory, Ms. Lindsay was Director of Global Small Cap Equity at Fiduciary Trust, a subsidiary of Franklin Templeton. Ms Lindsay was born in 1951. Ms. Lindsay received her Bachelor of Arts Degree in History and German Literature from Dickinson College in 1973. Ms. Lindsay also received her Master of Science Degree in Information Science from Drexel University in 1974 and her Master of Business Administration in International Finance from The Wharton School at the University of Pennsylvania in 1981. Ms. Lindsay is also fluent in German.

Erick F. Maronak

Mr. Maronak is the CIO and lead portfolio manager of the Large Cap Growth Equity strategy. Prior to joining Victory, Mr. Maronak was a Portfolio Manager and the Director of Research in the Campbell Cowperthwait division of US Trust Company. Mr. Maronak joined US Trust Company in 1990. Mr. Maronak was born in 1966. Mr. Maronak received his Bachelor of Science in Economics Degree from the City University of New York, Queens College, in 1990 and a Master of Business Administration Degree in Finance from St. John’s University in 1996.

Gary H. Miller

Mr. Miller is the CIO and lead portfolio manager of the Small Cap Value Equity and Mid Cap Value Equity strategies. Mr. Miller joined Victory and/or an affiliate in 1987. Mr. Miller co-manages the Victory Established Value Fund and the Victory Small Company Opportunity Fund. Mr. Miller was born in 1964. Mr. Miller received his Bachelor of Arts Degree in Business Administration majoring in Accounting from the University of

Cincinnati in 1994 and his Master of Business Administration Degree from Xavier University in 2002.

Chris A. Ohmacht

Mr. Ohmacht is Co-Chief Executive Officer and Co-President with Victory Capital Management Inc. He is responsible for oversight of all client activities on a global basis. Mr. Ohmacht is a member of the Victory Capital Management Board of Directors and co-chairs Victory’s Management Committee. He joined the firm in 1999 following 12 years of experience in the investment management industry. Prior to joining Victory, Mr. Ohmacht held various sales and relationship management positions as a Vice President at Bank of New York, Associate Director at Swiss Bank Corporation and Senior Relationship Manager at First Fidelity Bank. Mr. Ohmacht was born in 1966. Mr. Ohmacht holds a Bachelor of Arts degree from Moravian College and a Master of Business Administration from Pace University. He is a CFA charterholder, and is a member of the CFA Institute and the New York Society of Securities Analysts. Additionally, he holds Series 7, 24 and 66 licenses.

Gregory N. River

Mr. River is Head of Investments for Victory Capital Management Inc. In this role, he is responsible for all investment teams, research, risk management and trading. Mr. River joined Victory and/or an affiliate in 2006 following over twenty years of experience in financial services and technology. Mr. River is a member of the Senior Management Committee. Prior to joining the firm, Mr. River was Senior Vice President at Callan Associates, and was responsible for mutual fund board advisory services in addition to strategic investment consulting assignments. Prior to joining Callan, Mr. River was President and Chief Operating Officer of U.S. Foursis Systems Sales, a U.S. subsidiary of a $150 million multinational R&D print technology company. Other past positions include Vice President of Marketing for OffRoad Capital, a premier internet-based private equity investment bank, and President of Paladin Consulting, which provided management consulting services for mutual fund companies, banks and brokerage firms. In addition, Mr. River was Vice President and Senior Consultant with SEI Investments, where he served as a business development executive and regional sales manager. Mr. River was born in 1954. Mr. River received his Bachelor of Arts Degree in Humanities from The University of Chicago in 1979.

Ernest C. Pelaia

Mr. Pelaia is the CIO and Lead Portfolio Manager of Victory’s Passive Investments strategy. He is responsible for portfolio management for all of Victory’s Passive Investment strategies, both fixed income and equities. In addition, he has experience with risk management for Taxable Fixed Income portfolios, specifically quantitative interest rate and credit sector risk management, and is the government sector specialist for Taxable Fixed Income strategies Mr. Pelaia joined Victory in 1999 following 8 years prior investment experience. Prior to joining Victory, he served as an Assistant Vice President and Trader for KeyCorp’s Funds and Investment Management Department. Mr. Pelaia was born in 1967. Mr. Pelaia holds a Bachelor of Arts in Business Economics from The College of Wooster.

Arvind K. Sachdeva

Mr. Sachdeva is the CIO and lead portfolio manager of the Large Cap Value and Deep Value strategies. Mr. Sachdeva is also a Senior Portfolio Manager and a Senior Managing Director for Victory. Mr. Sachdeva joined Victory in 2000, following sixteen years prior investment experience. Prior to his tenure with the firm, he served as Deputy Chief Investment Officer and Director of Research at Dean Investments. Mr. Sachdeva was born in 1959. Mr. Sachdeva received his Bachelor of Arts Degree in Business Administration from Georgia State University in 1981. Mr. Sachdeva is also a Chartered Financial Analyst Charterholder.

Paul A. Toft

Mr. Toft is the CIO and Lead Portfolio Manager of Victory’s Municipal Investments strategy. Mr. Toft is responsible for portfolio management for Tax-Exempt Funds, as well as individual municipal portfolios for high net worth clients. He also heads the Tax-Exempt team. He joined Victory and/or an affiliate in 1994 following 4 years prior investment experience. Prior to joining Victory, he was a Vice President with Nike Securities (First Trust) and an Assistant Vice President with Van Kampen Merritt. Mr. Toft was born in 1964. Mr. Toft holds a Bachelor of Arts from Wheaton College and a Master of Business Administration from the J.L. Kellogg Graduate School of Management at Northwestern University. He is also a CFA charterholder.

Robert L. Wagner

Mr. Wagner is Chairman of the Board of Directors with Victory Capital Management Inc.. He is also a member of the KeyCorp Executive Council. Previous to his appointment as President in 2004, Mr. Wagner served as President and Chief Executive Officer of Gartmore Emerging Managers, LLC, as well as Executive Vice President of Institutional Markets. Prior to joining Gartmore in 2002, Mr. Wagner was with JMI Equity Fund and served as President and Chief Executive Officer of one of their privately held venture-backed companies that provided technology and consulting solutions to the financial services market. Prior to JMI Equity, Mr. Wagner served as President of the Institutional Markets Division at Pilgrim Baxter & Associates. Mr. Wagner also spent thirteen years with SEI Investments, in a number of executive management positions. Mr. Wagner was born in 1954. Mr. Wagner received his Bachelor of Arts Degree in Business Administration from Western Illinois University in 1976. Mr. Wagner also maintains FINRA Series 7 and 63 securities license.

C. Stephen Wesselkamper

Mr. Wesselkamper is the CIO and Lead Portfolio Manager of Victory’s Money Market Investments strategy. Mr. Wesselkamper is responsible for the management of short-term structured cash and money market portfolios and also formulates Victory’s economic forecasts. He joined Victory in 1983 following 5 years prior investment experience. Mr. Wesselkamper was born in 1951. Mr. Wesselkamper holds a Bachelor of Science from the University of Cincinnati and a Master of Business Administration from Xavier University.

Richard G. Zeiger

Mr. Zeiger is Senior Vice President and Managing Counsel for KeyBank National Association and also the Secretary of Victory. Prior to joining the Bank’s predecessor in 1990, Mr. Zeiger worked in private practice for five years. Mr. Zeiger was born in 1955. Mr. Zeiger received his Bachelor of Science Degree in Education from The Ohio State University in 1979 and his Juris Doctorate from Cleveland Marshall College of Law Cleveland State University, in 1982.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Waddell & Reed Investment Management Company (“WRIMCO”) is an indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 62201-9217. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and Waddell & Reed InvestEd Portfolios since each company’s inception.

WRIMCO Directors and Officers

HENRY J. HERRMANN

President and CEO (since 1993), Director (since 1991), and Chairman of the Board (since 2005)

Hire Year 1971

Education: New York University – BS 1966 Chartered Financial Analyst

MIKE L. AVERY

Executive Vice President and Executive Vice President (since 2005) and Director (since 2007)

Hire Year 1981

Education: University of Missouri – BS, Saint Louis University - MBA 1981

PHILIP J. SANDERS

Senior Vice President (since 2000) and Chief Investment Officer (since 2010)

Hire Year: 1998

Education: University of Michigan - BA 1980, University of North Carolina at Charlotte - MBA 1986, Chartered Financial Analyst

JOHN E. SUNDEEN, JR.

Director (since 2001), Executive Vice President and Chief Administrative Officer (since 2004)

Hire Year 1983

Education: University of Kansas – BS 1983, University of Missouri/Kansas City - MBA, 1986 Chartered Financial Analyst

GILBERT C. SCOTT

Senior Vice President and Portfolio Manager (since 2003)

Hire Year 1997

Education: University of Massachusetts- BBA 1989, University of Texas- MBA 1995, Chartered Financial Analyst

BRENT K. BLOSS

Treasurer (since 2004)

Hire Year 2002

Education: Southwest Missouri State University-B.S. in Accounting 1991, C.P.A.

LAWRENCE J. CIPOLLA

Chief Operations Officer and Senior Vice President (since 2004)

Hire Year 1995

Education: University of Missouri at Warrensburg, University of Missouri at Kansas City, University of Wisconsin Graduate School of Banking

DANIEL P. CONNEALY

Chief Financial Officer and Senior Vice President (since 2004) and Director (since 2005)

Hire Year 2004

Education: Rockhurst University (1968) - BSBA in Accounting, C.P.A.

WENDY J. HILLS

Associate General Counsel (since 2000), Secretary (since 2004), and Senior Vice President (since 2007)

Hire Year 1998

Education: University of Kansas - BA, 1993, University of Kansas - School of Law 1997

KRISTEN A. RICHARDS

Associate General Counsel (since 2000), Chief Compliance Officer (since 2001), and Senior Vice President (since 2007)

Hire Year 1995

Education: University of Kansas - BA, 1991, University of Kansas - School of Law – JD, 1994.

DANIEL C. SCHULTE

Senior Vice President and General Counsel (since 2000)

Hire Year 1998

Education: Bethel College - BS, 1988 University of Kansas - School of Law – JD, 1992

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the Fund’s investment subadviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

The following persons are principal executive officers of Wellington Management and are located at the address listed above:

Name	Title

Charles S. Argyle	Managing Director, Partner and Executive Committee Member

Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member

Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer

Wendy M. Cromwell	Senior Vice President, Partner and Executive Committee Member

Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer

Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member

Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member

Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer

Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member

Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member

Vera M. Trojan	Senior Vice President, Partner and Executive Committee Member

James W. Valone	Senior Vice President, Partner and Executive Committee Member

WESTERN ASSET MANAGEMENT COMPANY (“WESTERN ASSET”)

Western Asset Management Company – 385 E. Colorado Blvd., Pasadena, CA 91101

Western Asset Management Company

Directors

James W. Hirschmann

Jeffrey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
James J. Flick	Director of Global Client Service and Marketing
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann	President and Chief Executive Officer
Gavin L. James	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Unless otherwise indicated, no additional offices are held by the persons listed above.

NAME AND POSITION WITH WESTERN ASSET	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN WESTERN ASSET	CAPACITY
Jeffrey A. Nattans Director

Legg Mason, Inc.

Legg Mason International Holdings, LLC

Clearbridge Advisors, LLC

Clearbridge Asset Management, Inc.

Global Currents Investment Management, LLC

Legg Mason Investment Counsel, LLC

Royce & Associates, LLC

3040692 Nova Scotia Company

Barrett Associates, Inc.

Bartlett & Co.

Legg Mason Capital Management, Inc

Legg Mason Real Estate Capital, Inc

Legg Mason Real Estate Capital, Inc. II

PCM Holdings I, Inc.

PCM Holdings II, Inc.

Western Asset Management Company Limited;

Western Asset Management Company Ltd.;

Western Asset Management Company Pty Ltd;

Western Asset Management (UK) Holdings Limited;

Western Asset Management Company Pte, Ltd

Executive Vice President

Manager and Vice President

Manager

Manager

Manager

Manager

Manager

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

James W. Hirschmann Chief Executive Officer and Director	Western Asset Management Company Limited	Director

WESTERN ASSET MANAGEMENT LIMITED (“Western Asset Limited”)

Western Asset Management Company Limited – 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom

Western Asset Management Company Limited

Directors

James W. Hirschmann
Ronald Dewhurst
Thomas P. Lemke
Charles A. Ruys de Perez
Michael B. Zelouf

Officers

James W. Hirschmann	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Director of International Business and Head of London Operations

Unless otherwise indicated, no additional offices are held by the persons listed above.

NAME AND POSITION WITH WESTERN ASSET	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN WESTERN ASSET	CAPACITY
Ronald Dewhurst	Legg Mason Asset Management Australia	Director
Director	Legg Mason Asset Management Japan	Director
	Legg Mason Holdings Limited	Director
	Western Asset Management Company Ltd	Director
	Western Asset Management Company Pty Ltd	Director
	Western Asset Management Company Pty Ltd	Director
	Western Asset Management (UK) Holdings Limited	Director
	Legg Mason Asset Management Australia	Director
	Legg Mason Asset Management Japan	Director
	Legg Mason Holdings Limited Legg Mason Poland I Legg Mason Poland II	Director Member Supervisory Board Member Supervisory Board

Thomas P. Lemke	Barrett Associates	Director
Director	Legg Mason Capital Management	Director
	Royce Associates, LLC	Manager
	Legg Mason Inc.	Senior Vice President and General Counsel

Jefferey A. Nattans Director

Legg Mason, Inc.

Legg Mason International Holdings, LLC

Clearbridge Advisors, LLC

Clearbridge Asset Management, Inc.

Global Currents Investment Management, LLC

Legg Mason Investment Counsel, LLC

Royce & Associates, LLC

3040692 Nova Scotia Company

Barrett Associates, Inc.

Bartlett & Co.

Legg Mason Capital Management, Inc

Legg Mason Real Estate Capital, Inc

Legg Mason Real Estate Capital, Inc. II

PCM Holdings I, Inc.

PCM Holdings II, Inc.

Western Asset Management Company

Western Asset Management Company Ltd.;

Western Asset Management Company Pty Ltd;

Western Asset Management (UK) Holdings Limited;

Western Asset Management Company Pte, Ltd

Executive Vice President

Manager and Vice President

Manager

Manager

Manager

Manager

Manager

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

James W. Hirschmann III	Western Asset Management Company	Director
Managing Director and Director

Michael B. Zelouf	Western Asset Management Company Ltd	Director
Director	Western Asset Management Company Pty Ltd	Director
	Western Asset Management Company Pte, Ltd	Director
	Western Asset Management Company Ltd	Director

Addresses for Item 31:

3040692 Nova Scotia Company (“NS”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

The Baltimore Company (“The Baltimore Co”)

100 International Drive

Baltimore, MD 21202

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

200 Clarendon Street

Boston, MA 02116

Batterymarch GP, LLC

200 Clarendon Street

Boston, MA 02116

BMML, Inc. (“BMML”)

100 International Drive

Baltimore, MD 21202

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (“BGIM”)

Level 9, Leaf B, Tower 42

25 Old Broad Street

London, England EC2N 1HQ

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

BRE Group, Inc. (“BRE”)

36 East Fourth Street

Cincinnati, OH 45202

Citi Fund Management Inc. (“Citi Funds”)

100 First Stamford Place

Stamford, CT 06902-6729

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eight Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eight Avenue

New York, NY 10018

Fairfield Group, Inc. (“FG”)

200 Gibraltor Road

Horsham, PA 19044

Gray Seifert & Co (“GS”)

100 International Drive

Baltimore, MD 21202

Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Charitable Foundation, Inc. (“LMCF”)

100 International Drive

Baltimore, MD 21202

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding, Corp. (“LMFC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

620 8th Ave.

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason & Co. LLC (“LeggCo”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings II, LLC (“LMIH II”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings (Chile), LLC (“LMIH Chile”)

El Regidor N° 66

Piso 10

Las Condes, Santiago

Chile

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investor Services, LLC “(LMIS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Marketing Co, LLC (“LM Marketing”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

399 Park Ave.

New York, NY 10022

Legg Mason Political Action Committee (“LMPAC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Properties, Inc. (“LM Properties”)

5955 Carnegie Boulevard

Suite 200

Charlotte, NC 28209

Legg Mason Real Estate Capital, Inc. (“LMREC”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Capital, Inc. II (“LMREC II”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”)

100 International Drive

Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Technology Services, Inc. (“LMTS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”)

100 International Drive

Baltimore, MD 21202

LM BAM, Inc. (“LM BAM”)

46 Public Square, Suite 700

Wilkes Barre, PA 18701

LM Capital Company (“LMCC”)

100 International Drive

Baltimore, MD 21202

LM Capital Support I (“LMCS I”)

100 International Drive

Baltimore, MD 21202

LM Capital Support II (“LMCS II”)

100 International Drive

Baltimore, MD 21202

LM Capital Support III (“LMCS III”)

100 International Drive

Baltimore, MD 21202

LM Capital Support IV (“LMCS IV”)

100 International Drive

Baltimore, MD 21202

LM Capital Support V (“LMCS V”)

100 International Drive

Baltimore, MD 21202

LM Holdings, Limited (“LM Holdings”)

155 Bishopsgate

London EC2M 3TY

England

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

LMM LLC (“LMM”)

100 International Drive

Baltimore, MD 21202

LMRES Holdings (“LMRES Hldgs”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Smith Barney Fund Management (“SBFM”)

300 First Stamford Place

Stamford, CT 06902

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Ltd (“WAM Tokyo”)

Ote Center Building

1-1-3 Otemachi Chiyoda-ku

Tokyo 100-0004

Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 13

120 Collins Street

GPO Box 507

Melbourne Victoria 3000

Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Pte, Ltd (“WAM Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32:	Principal Underwriters

(a)     MML Distributors LLC is the General Distributor of the Trust Shares.

(b)     MML Distributors, LLC is the general distributor for the Registrant.

The following are the names and positions of the officers and directors of MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, Massachusetts 01111-0001:

Elaine A. Sarsynski, Chief Executive Officer, President and Springfield OSJ Supervisor (since 7/21/2009), MML Distributors, LLC; RS Supervisor (since 1/21/2009) and Director (since 11/10/2005), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chairman and Chief Executive Officer, MassMutual International LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michael Fanning, Member Representative (MassMutual and MassMutual Holding LLC (since 7/15/2009)) and Insurance Operations Supervisor (since 6/29/10), MML Distributors, LLC; Chairman of the Board and Chief Executive Officer (since 12/3/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President and Head of U.S. Insurance Group, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer (since 10/26/2006) and Secretary (since 10/26/2006), MML Distributors, LLC; Chief Legal Officer, Vice President, Associate General Counsel and Secretary (since 12/4/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer and Secretary (since 3/7/2005), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Susan Scanlon, Vice President (since 9/29/2009), MML Distributors, LLC; and Vice President, USIG Compliance, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Eric H. Wietsma, Vice President (since 12/9/2009), Retirement Services Supervisor (since 12/5/2006) and Fund Product Distribution Officer (since 12/21/2007), MML Distributors, LLC; and Senior Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Richard Zayicek, National Sales Supervisor (since 12/14/2010), MML Distributors, LLC, 200 Cape Cod Way, Mooresville, NC 28117; National Sales Supervisor (since 12/14/2010), MML Investors Services, LLC, 200 Cape Cod Way, Mooresville, NC 28117; and Sales Manager, USIG-National Sales, MassMutual, 200 Cape Cod Way, Mooresville, NC 28117.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 3/8/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Dupuis-Krause, Assistant Secretary (since 4/21/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Legal Specialist-Law, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Christine Peaslee, Assistant Secretary (since 5/15/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 7/14/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001 and Vice President, Corporate Secretary and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William H. McCauley, Jr., Chief Financial Officer and Treasurer (since 9/16/2009) and Assistant Vice President (since 12/21/2007), MML Distributors, LLC; Chief Financial Officer, Treasurer and Assistant Vice President (since 9/16/2009), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Treasurer and Financial Operations Principal (since 9/16/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors, LLC; Assistant Treasurer (since 11/29/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Treasurer (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Associate Treasurer, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (since 11/28/2001), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, Corporate Tax, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna Watson, Cash and Trading Supervisor (since 5/20/2006) and Assistant Treasurer (since 5/20/2006), MML Distributors, LLC; and Director-RS Fund Operations, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Barbara Upton, Chief Compliance Officer (since 8/19/2009) and Assistant Vice President (since 3/26/2009), MML Distributors, LLC; and Assistant Vice President (Retirement Services-Compliance), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kathy Rogers, Continuing Education Officer (since 2/27/2006), MML Distributors, LLC; and Continuing Education Officer (since 3/14/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001.

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Director-USIG Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mark Larose, Registration Manager (since 11/10/2009), MML Distributors, LLC; Co-Chief Operations Officer (since 1/6/2009), Assistant Vice President (since 10/20/2009), and Registration Manager (since 9/16/2009), and Call Center Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 9/16/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, USIG-Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Melissa Millan, USIG Product/Sales Supervisor (since 10/21/2008), MML Distributors, LLC; Director (since 5/3/2007) and Variable Life Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Senior Vice President, USIG, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Richard J. Byrne, Variable Annuity Supervisor and Variable Annuity Product Distribution Officer (since 11/10/2009), MML Distributors, LLC; Variable Annuity Product Distribution Officer (since 10/20/2009) and Variable Annuity Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Annuity Products, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Amy Ferrero, Variable Life Product Distribution Officer and Executive Benefits Product Distribution Officer (since 6/29/2010), MML Distributors, LLC; Variable Life Product Distribution Officer and Executive Benefits Product Distribution Officer (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Product Management, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Michele White, Enfield OSJ Supervisor (since 11/10/2009), MML Distributors, LLC; Insurance Operations Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Service and Operations, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, Massachusetts 01111-0001.

(c) Not Applicable.

Item 33:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as subadviser)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as subadviser)

Barrow, Hanley, Mewhinney & Strauss, LLC

JPMorgan Chase Tower

2200 Ross Avenue

31st Floor

Dallas, Texas 75201

(With respect to its services as subadviser)

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(With respect to its services as subadviser)

Brandywine Global Investment Management, LLC

2929 Arch Street, 8th Floor

Philadelphia, Pennsylvania 19104

(With respect to its services as subadviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

(With respect to its services as subadviser)

Delaware Management Company

2005 Market Street

Philadelphia, Pennsylvania 19103

(With respect to its services as subadviser)

Eagle Asset Management, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

(With respect to its services as subadviser)

EARNEST Partners, LLC

1180 Peachtree Street, Suite 2300

Atlanta, Georgia 30309

(With respect to its services as subadviser)

Federated Clover Investment Advisors

400 Meridian Centre

Suite 200

Rochester, New York 14618

(With respect to its services as subadviser)

Frontier Capital Management Company, LLC

99 Summer Street

Boston, Massachusetts 02110

(With respect to its services as subadviser)

Harris Associates L.P.

2 North LaSalle Street

Chicago, Illinois 60602

(With respect to its services as subadviser)

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, New York 10167

(With respect to its services as subadviser)

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(With respect to its services as subadviser)

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(With respect to its services as subadviser)

NFJ Investment Group LLC

2100 Ross Avenue

Suite 700

Dallas, Texas 75201

(With respect to its services as subadviser)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(With respect to its services as subadviser)

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

(With respect to its services as subadviser)

Pyramis Global Advisors, LLC

900 Salem Street

Smithfield, Rhode Island 02917

(With respect to its services as subadviser)

Rainier Investment Management, Inc.

601 Union Street

Seattle, Washington 98101

(With respect to its services as subadviser)

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, Virginia 22209

(With respect to its services as subadviser)

Systematic Financial Management, L.P.

300 Frank W. Burr Boulevard

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

(With respect to its services as subadviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as subadviser)

The Boston Company Asset Management, LLC

BNY Mellon Center

201 Washington Street

Boston, Massachusetts 02108

(With respect to its services as subadviser)

Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

(With respect to its services as subadviser)

Victory Capital Management Inc.

127 Public Square

Cleveland, Ohio 44114

(With respect to its services as subadviser)

Waddell & Reed Investment Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202

(With respect to its services as subadviser)

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

(With respect to its services as subadviser)

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

(With respect to its services as subadviser)

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London, EC 2A2EN, United Kingdom

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

and, c/o State Street Bank and Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

State Street Bank and Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Custodian)

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachussetts 02109

(With respect to their services as counsel)

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Item 34:	Management Services

Not Applicable.

Item 35:	Undertakings

(a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

(c) The assets of the offshore fund will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act, except to the extent that doing so is not possible or reasonably practicable in light of the fact that the offshore fund is not an investment company registered with the Commission under the Investment Company Act.

(d) The Fund will maintain duplicate copies of the offshore fund’s books and records within the United States for use by its service providers, and the Commission and its staff will have access to the books and records consistent with the requirement of Section 31 of the Investment Company Act and the rules thereunder.

(e) The offshore fund will designate its custodian as agent in the United States for service of process in any suit, action or proceeding before the Commission or any appropriate court, and the offshore fund will consent to the jurisdiction of the U.S. courts and the Commission over it.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 58 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 1st day of April, 2011.

MASSMUTUAL SELECT FUNDS

By:	/s/ ERIC WIETSMA
Eric Wietsma President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 58 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 1st day of April, 2011.

Signature	Title

/s/ ERIC WIETSMA Eric Wietsma	President and Chief Executive Officer

/s/ NICHOLAS H. PALMERINO Nicholas H. Palmerino	Chief Financial Officer and Treasurer

* Richard H. Ayers	Chairman and Trustee

* Allan W. Blair	Trustee

* Mary E. Boland	Trustee

* R. Alan Hunter, Jr.	Trustee

* Robert E. Joyal	Trustee

* F. William Marshall, Jr.	Trustee

* Elaine A. Sarsynski	Trustee

* Susan B. Sweeney	Trustee

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

H(10)	Expense Limitation Agreement

J(1)	Consent of Deloitte & Touche LLP

P(7)	Code of Ethics for Pyramis Global Advisors, LLC